UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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United Airlines Holdings, Inc.

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2021 Proxy Statement

& Notice of Annual Meeting

May 26, 2021

UNITED AIRLINES HOLDINGS, INC.®

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION—DATED APRIL 2, 2021
Notice of 2021 Annual Meeting of Stockholders
Date and Time
Wednesday, May 26, 2021
9:00 a.m., Central Time
Location
Our Annual Meeting can be accessed virtually at: www.virtualshareholdermeeting.com/UAL2021
Record Date
April 7, 2021
At the meeting, stockholders will be asked to:
Elect the directors named in this proxy statement
Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021
Consider an advisory vote to approve the compensation of the Company’s named executive officers
Approve the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan
Approve and adopt an amendment and restatement of the Company’s certificate of incorporation to preserve certain tax benefits
Approve the Company’s Tax Benefits Preservation Plan
Act on two stockholder proposals, if properly presented before the meeting
Act on any other matters that may be properly brought before the meeting
[signature]
E. Anna Ha
Assistant General Counsel and Corporate Secretary
Chicago, Illinois
April [•], 2021

Proxy Voting
Even if you plan to attend the virtual Annual Meeting, please authorize your proxy or direct your vote as promptly as possible. You may vote your shares by Internet, telephone or mail pursuant to the instructions included on the proxy card or voting instruction card. The Notice of Internet Availability of Proxy Materials includes instructions for voting over the Internet and requesting a paper copy of the proxy materials and proxy card. If you attend the Annual Meeting virtually and want to revoke your proxy, you may do so as described in the attached proxy statement and vote during the Annual Meeting on all matters properly brought before the Annual Meeting.
You can find detailed information about voting in the section entitled “General Information About the Annual Meeting” in the attached proxy statement.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 26, 2021. The Company’s Notice of Annual Meeting, Proxy Statement and 2020 Annual Report to Stockholders are available on the Internet at www.proxyvote.com.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION—DATED APRIL 2, 2021
April [•], 2021
Dear Stockholder:
At the start of 2020, our United team was focused on leveraging the momentum we generated in 2019 by growing at our mid-continent hubs, significantly improving the customer experience and putting ourselves on a path towards becoming the best airline in the world.
Then the COVID-19 virus emerged and ultimately presented the most disruptive financial crisis in the history of commercial aviation. By April 2020, the world essentially shut down, and our revenues plummeted 99%.
Since the beginning of the crisis, the hallmarks of United’s response have been to maintain an objective and realistic assessment of the virus’s impact on our industry—and to plan accordingly. Hope was never our strategy. Instead, the best collection of airline professionals in the business confronted the crisis head-on and focused on three pillars that were critical to our ability to survive the crisis: 1) raise and maintain liquidity, 2) reduce cash burn and 3) variabilize our cost structure.
Our primary goal throughout the crisis was to protect the safety of United’s customers and employees. We also managed the crisis aggressively to ensure the airline—and the jobs it supports—was here when customers began flying again. So, in pursuit of both objectives, we got to work on several industry-leading actions including:
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Leading on safety and cleaning, including becoming the first airline to mandate masks on board, our industry leading CleanPlusSM partnership with Cleveland Clinic and Clorox and many other initiatives;

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Cutting costs and reducing cash burn, including becoming the first airline to announce the elimination of CEO and President base salaries, and later cutting officers’ salaries in half;

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Using innovative approaches to raise over $26.0 billion in liquidity in 2020;

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Pushing ahead with opportunistic commercial initiatives such as our cargo operations, new route announcements and being the first legacy airline to permanently eliminate change fees on domestic tickets;

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Despite the crisis, continuing to invest in industry-first digital capabilities like Search by Map, Travel Destination Guides, virtual agent and more; and

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Entering into an industry-leading deal with our pilots.

Those efforts are part of the reason why United was able to turn the page away from just surviving to squarely focusing on preparing for the rebound. So, as we focus on our recovery, instead of trying to “return to normal,” we are focused on a “return to new” mindset that means making meaningful changes that will put us in a position to emerge from the crisis as a new, stronger United Airlines. Our plan includes several areas of focus:

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Truly change how customers feel about United—During the crisis, we doubled-down on customer service, led the industry in cleaning and safety, and permanently got rid of change fees—and our customer satisfaction scores went up by 30 points. We will continue this focus into 2021 and beyond and do things that make United the airline people want to fly.

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Lead on environmental sustainability—Our 100% Green by 2050 commitment is unique because we plan to accomplish this without relying on traditional carbon offsets, not only putting United in a leadership position among other airlines, but setting us apart from other big businesses around the world. Fighting climate change is a global challenge that requires big thinking and bold action, and United will not use greenwashing to achieve “net zero.”

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Advance Diversity, Equity and Inclusion—United is committed to building a more diverse, equitable and inclusive workplace and world. In 2020, we increased transparency and accountability by sharing diversity representation data with our employees, announcing that we have achieved and are committed to maintaining near perfect pay equity for employees of all genders and races performing comparable work across our U.S. operations. Moving forward, you will see even more substantive actions from us focused on our suppliers, the communities we serve and the way we attract and grow talent as we seek to become the world’s most inclusive airline.

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Make innovation a hallmark of our future—We believe we have the best and fastest digital team of any airline in the world, and based on the technology changes we have already made to help our customers and employees navigate the crisis, there is no doubt in our minds that United has flown past the rest of the industry. We are committed to continuing to invest and innovate for our customers.

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Restore our balance sheet by maintaining liquidity, reducing debt and unencumbering assets—Given the amount of debt we have taken on, it will take time to restore the balance sheet, and we will have to be thoughtful when it comes to paying down debt versus making investments.

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Permanently reduce our cost structure by $2.0 billion per year—To be clear, this is not about taking things away from our employees or customers. We have learned how to run a smarter, more efficient operation and developed some really good habits regarding cost discipline. We will carry those learnings into our post-crisis future.

COVID-19 changed our airline forever. And I am confident that the culture that served us well getting through the crisis is the same culture that will help us push through the recovery and accelerate on the other side as United gets back on track to becoming the global leader in aviation.
Thank you for your continued support of United.
Sincerely,
[signature]
Scott Kirby
Chief Executive Officer

Page
2020 Director Compensation	90
Cash Retainers for Board and Committee Service	91
Equity Compensation	92
Lead Director / Chairman of the Board	92
Director Compensation Deferral Under the DEIP	92
Stock Ownership Guidelines	93
Travel Benefits	93
Charitable Contributions	93
Audit Committee Report	94
Proposal No. 2: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021	96
Independent Registered Public Accountants	96
Audit Committee Pre-Approval Policy and Procedures	96
Independent Registered Public Accounting Firm Fees	97
Ratification of the Appointment of the Independent Registered Public Accounting Firm	97
Proposal No. 3: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers	99
Proposal No. 4: Approve the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan	103
Proposal No. 5: Approve and Adopt an Amendment and Restatement of the Company’s Certificate of Incorporation to Preserve Certain Tax Benefits	115
Proposal No. 6: Approve the Company’s Tax Benefits Preservation Plan	121
Proposal No. 7: Stockholder Proposal Regarding Disclosure of Political Spending	125
Statement in Opposition to Stockholder Proposal	126
Proposal No. 8: Stockholder Proposal Regarding a Report on Climate-Related Lobbying Activities	128
Statement in Opposition to Stockholder Proposal	129
General Information About the Annual Meeting	131
Submission of Stockholder Proposals for the 2022 Annual Meeting	138
Householding	138
Annual Report	138
Other Business	139
Appendix A: Reconciliation of Core Cash Burn	A-1
Appendix B: The 2021 Plan	B-1
Appendix C: Amended and Restated Certificate of Incorporation	C-1
Appendix D: Tax Benefits Preservation Plan	D-1

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION—DATED APRIL 2, 2021
Proxy Statement Summary
This summary highlights certain information provided by United Airlines Holdings, Inc. (the “Company,” “United,” “we,” “our” or “us”) in this proxy statement. This summary does not contain all of the information that you should consider, and you should read this proxy statement and our 2020 Annual Report carefully before voting. This proxy statement and the accompanying proxy card are being made available to you on or around April [•], 2021.

2021 Annual Meeting of Stockholders Information
Date and Time:
Wednesday, May 26, 2021, at 9:00 a.m., Central Time

Location*:
The Company's 2021 annual meeting of stockholders (the “Annual Meeting”) can be accessed virtually via the Internet at: www.virtualshareholdermeeting.com/UAL2021

The Board of Directors of the Company (the “Board”) invites you to participate in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need the control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting.

Record Date:
April 7, 2021

* In light of the coronavirus (“COVID-19”) pandemic, for the safety of all of our people, including our stockholders, we have determined that the 2021 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials. Additional information can be found under “General Information About the Annual Meeting.”

Voting Matters
Proposals		Board Recommendation	Page Number for Additional Information
1.	Election of directors named in this proxy statement	FOR each of the nominees	10
2.	Ratification of the appointment of the independent registered public accounting firm for 2021	FOR	96
3.	Advisory vote to approve the compensation of the Company’s named executive officers	FOR	99
4.	Approve the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan	FOR	103
5.	Approve and adopt an amendment and restatement of the Company’s certificate of incorporation to preserve certain tax benefits	FOR	115
6.	Approve the Company’s Tax Benefits Preservation Plan	FOR	121
7.	Stockholder proposal regarding disclosure of political spending	AGAINST	125
8.	Stockholder proposal regarding a report on climate-related lobbying activities	AGAINST	128
2021 Proxy Statement	1

Company Highlights
Selected highlights of our financial and operational results in 2020 are provided below:

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Since the beginning of the COVID-19 crisis, through year-end 2020, raised over $26.0 billion in liquidity and ended 2020 with $19.7 billion in available liquidity(1), including undrawn revolver capacity and funds available under the Coronavirus, Aid, Relief, and Economic Security Act (“CARES Act”) loan program from the United States Department of the Treasury (“U.S. Treasury”)

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Completed $3.0 billion Enhanced Equipment Trust Certificate (EETC) transaction; the largest deal of this type in aviation history

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First U.S. airline to leverage its loyalty program, MileagePlus®, as collateral for a $6.8 billion loan

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First airline to safely transport the first delivery of Pfizer and BioNTech’s COVID-19 vaccine into the U.S.

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Through a combination of cargo-only flights and passenger flights, United has transported more than 401 million pounds of freight, which includes 87 million pounds of vital shipments, such as COVID-19 vaccines, medical kits, personal protective equipment, pharmaceuticals, and medical equipment, and more than 3.4 million pounds of military mail and packages

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Reduced core cash burn(2) from $38.0 million in the second quarter of 2020 to $19.0 million by the end of the fourth quarter of 2020

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Only airline to work with the Defense Advanced Research Projects Agency (DARPA), U.S. Transportation Command (USTRANSCOM) and Air Mobility Command (AMC) to study how effectively the unique airflow configuration on board an aircraft can prevent the spread of aerosolized particles among passengers and crew

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Launched United CleanPlusSM to reinforce the Company’s commitment to putting health and safety at the forefront of the entire customer experience, with the goal of delivering an industry-leading standard of cleanliness, including partnerships with Clorox and experts from the Cleveland Clinic

(1)
Total available liquidity includes $11.7 billion in cash, cash equivalents and short-term investments and $1 billion available under our revolving credit facility, as well as $7 billion available under the CARES Act Loan program.

(2)
Cash burn is defined as: Net cash from operations, less investing and financing activities. Proceeds from the issuance of new debt (excluding expected aircraft financing), government grants associated with the Payroll Support Program of the CARES Act, issuance of new stock, net proceeds from the sale of short-term and other investments and changes in certain restricted cash balances are not included in this figure. Core cash burn is defined as: Cash burn, as further adjusted to exclude: debt principal payments, timing of certain payments , capital expenditures (net of flight equipment purchase deposit returns), investments in the recovery and severance payments. See Appendix A for more information regarding core cash burn.

2	2021 Proxy Statement

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Identified $1.4 billion of annual cost savings, with a path to achieve at least $2.0 billion in structural reductions moving forward

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Announced signing of “The Board Challenge” and committed to adding a second Black board member to the Board of Directors, which we did in February 2021

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Recognized for the fifth consecutive year as a top-scoring company and best place to work for disability inclusion with a perfect score of 100 on the 2020 Disability Equality Index (DEI), and received a perfect score of 100%, for the ninth consecutive year, on the 2020 Corporate Equality Index, a premier benchmarking survey and report on corporate policies and practices related to LGBTQ+ workplace equality, administered by the Human Rights Campaign Foundation

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Began working with the Centers for Disease Control (CDC) on the first contact tracing initiative for all international and domestic flights

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Pledged to be 100% green by reducing greenhouse gas emissions 100% by 2050 without relying on traditional carbon offsets and by investing in innovative technologies like Direct Carbon Capture

Corporate Governance Highlights
Highlights of our corporate governance practices include:
Corporate Governance (See “Corporate Governance” on page 19)
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Directors are elected annually

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Strong independent Board leadership, with lead independent director

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Majority voting standard for directors in uncontested elections

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The bylaws grant eligible stockholders the right to include stockholder nominees to the Board in the Company’s proxy materials (proxy access)

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Stockholders have the right to call a special meeting

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No supermajority provisions in charter or bylaws

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Members of the Company’s Board and its executive officers are not permitted to hedge our securities or to pledge our securities as collateral for a loan
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Annual Board and committee evaluations

Executive Compensation Governance (See “Executive Compensation” on page 37)
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Emphasize pay-for-performance alignment

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Majority of total compensation based on performance

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Independent compensation consultant

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Compensation claw-back policy

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Stock ownership requirements for executive officers (temporarily suspended by the Board in response to the COVID-19 pandemic)

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Annual say-on-pay vote

Environmental Sustainability
United is committed to sustainable travel as part of its long-term strategy and strives to minimize its environmental impact. In 2020, United was the only airline globally listed on the Carbon Disclosure Project’s 2020 Climate ‘A List’ for its strategy and actions to reduce the company’s environmental impact, marking the seventh consecutive year that United led the U.S. airline industry in this assessment. The Company continuously looks for ways to reduce its environmental footprint, with efforts focused on (i) the development and use of
2021 Proxy Statement	3

sustainable fuel sources, (ii) carbon capture and sequestration, (iii) innovating for the future, (iv) aircraft modernization and operational efficiency and (v) environmental partners.
Pledge to Reduce Greenhouse Gas Emissions 100% by 2050.    In December 2020, the Company pledged to become 100% green by reducing its greenhouse gas (GHG) emissions by 100% by 2050. In connection with the pledge, the Company disclosed that it has committed to make a multimillion-dollar investment in an atmospheric carbon capture technology known as “Direct Air Capture,” in addition to continuing to invest in the development and use of sustainable aviation fuel.
Sustainable fuel sources.   Sustainable fuel is made from renewable resources and waste byproducts. It has up to 80% fewer carbon emissions than conventional jet fuel. United is working with strategic partners to generate sustainable aviation fuel to enable the Company to reduce its emissions and provide energy diversification. The Company uses sustainable aviation fuel from World Energy in its daily operations at Los Angeles International Airport and has sourced more than four million gallons of sustainable aviation fuel since 2016. Additionally, in 2019, the Company renewed its contract with World Energy with the option to purchase up to 10 million gallons of sustainable aviation fuel through May 2021. In 2015, the Company made a $30 million equity investment in Fulcrum BioEnergy, Inc. (“Fulcrum”), a company that has developed a process for transforming municipal solid waste into low carbon transportation fuels, and entered into a long-term supply agreement with Fulcrum which provides United with the opportunity to purchase at least 90 million gallons of sustainable aviation fuel a year for a minimum of 10 years from Fulcrum, subject to availability.
Direct Air Capture.   Carbon capture and sequestration has been widely viewed by scientists as a necessary step to limit climate change. In December 2020, the Company announced that it intends to make a multimillion-dollar investment in a startup company that will help fund the first Direct Air Capture plant in the United States. A single Direct Air Capture plant is expected to capture, remove and store one million metric tons of CO2 which is like the work of 40 million trees in removing CO2 from our atmosphere but within a much smaller land area.
Electric aircraft.   In February 2021, United announced an agreement with Archer Aviation as part of our broader effort to invest in emerging technologies that decarbonize air travel. United estimates that using Archer’s electric vertical takeoff and landing (eVTOL) aircraft could reduce CO2 emissions by 47% per passenger on a trip between Hollywood and Los Angeles International Airport, in one of Archer’s planned launch cities. Under the terms of the agreement, once Archer’s aircraft are in operation and have met United’s requirements, United may acquire a fleet of up to 200 electric aircraft that would be operated by a partner airline and provide customers a low-carbon way to get to United’s hub airports and commute in dense urban environments.
Aircraft modernization and operational efficiency.   Improving fuel efficiency is critical to the Company’s ability to manage its carbon footprint. Since 1990, the Company has improved its fuel efficiency by more than 45 percent. We have also made significant investments in a modern, fuel-efficient fleet while implementing operational and procedural changes to drive fuel conservation. For example, over 4,000 units of the Company’s ground service equipment around the world are electric or use alternative fuels. United also has Leadership in Energy and Environmental Design (LEED) certified buildings in Chicago, Houston and San Francisco and continues to evaluate ways to reduce its non-fuel energy use at other facilities in the Company’s network.
Environmental partners.   United partners with its employees, customers, airports, suppliers and governmental organizations to advance its sustainability efforts and protect the environment. For example, United has worked with Conservation International since 1998 as part of its Business & Sustainability Council, a community of companies committed to leveraging their business experiences and resources to protect nature for the benefit of humanity. In addition, together with Audubon International and the Port Authority of New York and New Jersey, United launched the Raptor Relocation Program to protect kestrels, hawks, owls and other birds in and around New York-area airports and resettle them to more suitable habitats. In 2019, the Company and Audubon International expanded this program to San Francisco International Airport.
4	2021 Proxy Statement

Additional information on United’s commitment to environmental sustainability is available at united.com/100green. We are not incorporating by reference into this proxy statement the information on this website.

Diversity, Equity and Inclusion
As a global airline driven by purpose and values, we are in the business of bringing people together, and our commitment to doing our part to create a more diverse, equitable and inclusive workplace and world is critical to that purpose. Our approach to diversity, equity and inclusion (“DEI”) is key to a strong United culture and a critical competitive advantage. Over the past decade, our focus has evolved from excellence in employee engagement and talent programs to a strategic approach that embeds diversity, equity and inclusion throughout our business and goes even further to impact the communities where we work, live and fly.
In 2020, we enhanced executive leadership of our DEI strategy by creating the Executive Council on DEI, chaired by our President, Brett Hart, with full participation by our executive team. We also created “We Stand United” an officer-led collaborative action team to build and implement a system-wide DEI strategy focused on employees, customers, communities and commercial partners as we grow and strengthen relationships with those diverse stakeholders. We also announced our signing of “The Board Challenge” and committed to adding a second Black director to our Board of Directors, which we did in February 2021 appointing Laysha Ward to our Board of Directors.
Here are our commitments and some examples of recent actions on behalf of each of our stakeholders:
Employees.   United is committed to creating a workplace where all employees feel included and empowered to make a measurable difference in our success. We offer policies, programs, benefits, training and recognition designed to reward and support the success of our diverse workforce, and we seek to attract, retain and develop diverse leaders.
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Committed to transparency and accountability by sharing diversity representation data with our employees, announcing that we have achieved and are committed to maintaining near perfect pay equity for employees of all genders and races performing comparable work across our U.S. operations

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Launched multiple initiatives focused on growing our inclusive culture, including trainings, mentoring and sponsorship programs and holding a series of listening sessions and conversations with employees

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Leveraged our employee-run Business Resource Groups (BRGs), which are strategic vehicles to amplify our employees’ voices and create platforms for service, learnings, leadership development and challenging inequities

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We currently have seven BRGs in 12 global locations, with 30 chapters and over 24,000 employee participants. Each group provides inclusive workplace support for its target demographic, increases awareness and understanding and provides business contributions that reflect the diversity and needs of our customers around the globe. In 2020, we activated a new approach to BRGs. We paired each BRG with a cross-cultural executive team sponsor to learn together and help lead its mission. We also announced the addition of new BRGs based on employee feedback, starting with our first Black and African American BRG, launched in February 2021.

Customers.   We strive to provide a safe and inclusive experience for our millions of diverse customers worldwide, and we strive to treat each one with dignity and respect.
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Redesigned the United mobile app to be more accessible for people with visual disabilities

2021 Proxy Statement	5

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Launched our Cultural Advisory Board to advise on improving our customer experience by learning more about diverse customers’ needs and implementing new and innovative ways to meet them

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Launched Cultural Connections training for employees who interact with customers onboard, in lobbies and gate areas, starting with new routes to Tel Aviv and Accra, and began work on including cultural content on other destinations and expanding to other workgroups

Communities.   Our partnerships with local, national and global organizations and our work with elected officials and civic leaders provide opportunities to make a difference at all levels and champion causes that reflect our purpose and values.
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Committed 30 million MileagePlus miles during 2021 to raise funds in support of initiatives and organizations committed to diversity, equity and inclusion

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Raised more than $30,000 to benefit our community partner, My Block, My Hood, My City, which serves underprivileged youth through sales of a Black Lives Matter United-branded lapel pin

Commercial partners.   Our commitment to diversity and empowerment extends from our workforce and continues in our relationships with our suppliers. As a global operating company, with countless moving parts, we know the scale of impact we can make on local communities around the world by reaching out to suppliers of all backgrounds and sizes.
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Developed a training on the value of diverse businesses and suppliers for leaders who purchase on behalf of United

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Featured diverse suppliers’ products in our United Clubs

Our Awards and Leadership.   United has been recognized for the fifth consecutive year as a top-scoring company and best place to work for disability inclusion with a perfect score of 100 on the 2020 Disability Equality Index, and has received a perfect score of 100%, for the tenth consecutive year, on the 2020 Corporate Equality Index, a premier benchmarking survey and report on corporate policies and practices related to LGBTQ+ workplace equality, administered by the Human Rights Campaign Foundation. We are also proud to have been recognized in the 2020 “DiversityInc Top 50 Companies for Diversity” for our effort to build a more inclusive workplace and customer experience—the only airline in the group to earn this distinction—and are committed to continuing to learn and grow.
We are determined to be a global leader in DEI and the world’s most inclusive airline and will continue to work to ensure that our people, policies and processes reflect the customers and communities we serve.

Global Community Engagement
At United, we believe in connecting people, and that every action we take to positively impact our community counts. The Company focuses its community engagement on (i) investing in communities where our employees and customers live and work, (ii) lifting up communities impacted by disaster, (iii) breaking down barriers and promoting inclusion, (iv) inspiring the next generation of leaders and (v) flying toward a more sustainable future.
Investing in communities where our employees and customers live and work.   United is committed to investing in the communities where its employees and customers live and work. In 2019, United launched “Miles on a Mission,” a first-of-its-kind crowdsourcing platform through which eligible non-profit organizations and charities can raise miles for their organizations’ travel needs and customers can donate miles. During the 2019-2020 timeframe, United customers donated more than 52 million miles, and United donated an additional
6	2021 Proxy Statement

15.5 million miles, totaling over 67 million miles for the Miles on a Mission program. Additionally, United employee-volunteers supported projects both in their local communities as well as projects on a global scale. Since 2017, United employees have assembled more than one million meal kits distributed to over 10 countries around the world in partnership with Rise Against Hunger. In 2019, United employees contributed more than 107,000 volunteer service hours to Company-sponsored community outreach projects and to other organizations of their choice.
Lifting communities impacted by disaster.   United is committed to supporting communities impacted by disaster. Since 2013, United and its employees and customers have raised nearly $10 million and shipped more than one million pounds of relief supplies to impacted areas. In 2019, United donated $1.6 million to Feeding America and regional foodbanks in support of families who needed assistance due to loss of income resulting from the federal government shutdown. The Company also contributed $165,000 in direct donations to funds that aided those impacted by the California wildfires and worked with the American Red Cross to provide approximately 5,000 blankets to shelters across the state of California. In January 2020, the Company donated $250,000 toward the Ellen DeGeneres Show’s campaign to raise $5 million to aid in relief efforts for the Australian wildfires and matched $50,000 in donations to the Australian Wildfire Relief Fund created by Global Giving’s Disaster Recovery Network. Throughout the COVID-19 pandemic crisis, we have supported the communities where our employees and customers live and work. As part of our efforts, we provided free round-trip flights for doctors, nurses and other medical professionals traveling to New York City, New Jersey, California and Guam. In New York City, we partnered with the Mayor’s Fund to Advance New York City and a network of medical volunteer organizations, including The Society of Critical Care Medicine, to coordinate travel. We also worked with local government agencies and their non-profit partners to ensure qualified medical professionals had the proper housing and transportation to enable them to effectively offer their services. Additionally, we collaborated with a network of professional medical volunteer organizations to help enlist volunteers.
Breaking down barriers and promoting inclusion.   At United, caring is at our core and we strive to create a true sense of human connection to demonstrate we value the diversity and unique needs of every individual. United has a global partnership with Special Olympics and shares Special Olympics’ mission of creating a world where all are included and given the chance to participate. Since 2017, United employees have spent more than 12,000 hours volunteering with Special Olympics.
Inspiring the next generation of leaders.   United is committed to inspiring future generations of aviation leaders by supporting K-12 STEM education, college preparation, career readiness and workforce development. As the official airline of Global Glimpse, United provides transportation to more than 1,000 students and their teachers to participate in service-learning trips to Ecuador, Panama and the Dominican Republic each summer. In 2019, for Girls in Aviation Day, United hosted more than 500 girls from diverse backgrounds at 14 locations around the world to encourage their excitement and interest in aviation. Also, in 2019, United sponsored 43 primary and middle school educators from the Company’s hub markets to participate in Air Camp’s four-day professional development program for teachers, inspiring them to confidently incorporate aviation and STEM concepts into their classrooms, which will potentially reach up to 170,000 students annually.
Flying toward a more sustainable future.   In support of the Company’s environmental sustainability initiatives, United engages in projects designed to reduce landfill waste and support those in need. United is proud to be the first airline to partner with Clean the World, an organization that works to prevent millions of hygiene-related deaths each year. Through the Company’s partnership with Clean the World, United collects approximately 50,000 pounds of unused premium cabin amenity kits annually and recycles the products in them to support disaster relief, homeless shelters and aid organizations around the world.
2021 Proxy Statement	7

Director Nominee Skills and Experience Highlights

Director Nominee Key Attributes
Tenure	Age	Diversity

10 of 13 Director Nominees are independent (including 10 of 11 Director Nominees to be elected by holders of our Common Stock)
8	2021 Proxy Statement

Our Director Nominees (See “Proposal No. 1: Election of Directors” on page 10)
Director	Age	Director Since	Principal Occupation	Other Current Public Boards	Independent	Current Committee Membership
Directors to be Elected by the Holders of Common Stock
Carolyn Corvi	69	2010	Former VP and General Manager, The Boeing Company	2	✓	• Finance Committee (Chair) • Compensation • Executive Committee
Barney Harford	49	2016	Former Chief Operating Officer, Uber Technologies, Inc.	—	✓	• Audit • Finance • Public Responsibility
Michele J. Hooper	69	2018	President and CEO, The Directors’ Council	2	✓	• Audit (Chair) • Executive • Nominating/Governance
Walter Isaacson	68	2006	Advisory Partner, Perella Weinberg Partners	—	✓	• Public Responsibility (Chair) • Executive • Nominating/Governance
James A. C. Kennedy	67	2016	Former President and CEO, T. Rowe Price Group, Inc.	1	✓	• Compensation • Finance
J. Scott Kirby	53	2020	CEO, United Airlines Holdings, Inc.	—	CEO	• Executive • Finance
Edward M. Philip	55	2016	Former COO, Partners in Health	3	✓	• Nominating/Governance (Chair) • Audit • Executive
Edward L. Shapiro	56	2016	Former Managing Partner, PAR Capital Management, Inc.	—	✓	• Finance • Nominating/Governance • Public Responsibility
David J. Vitale	74	2006	Former Chairman, Urban Partnership Bank	—	✓	• Audit • Compensation • Finance
Laysha Ward	53	2021	Executive Vice President, Chief External Engagement Officer, Target Corporation	1	✓	None
James M. Whitehurst	53	2016	President, International Business Machines Corporation	—	✓	• Compensation (Chair) • Executive • Nominating/Governance
Directors to be Elected by the Holders of Other Classes of Stock
Todd M. Insler	52	2016	Master Executive Council Chairman, United Airline Pilots Master Executive Council of ALPA	—		• Public Responsibility
Sito J. Pantoja	64	2016	General Vice President, IAM Transportation Department	—		• Public Responsibility
2021 Proxy Statement	9

Proposal No. 1:   Election of Directors
The Nominating/Governance Committee has recommended to the Board, and the Board has unanimously nominated, the individuals named below for election as directors at the Annual Meeting to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, resignation or removal. Each of the nominees currently serves as a director of the Company. There is no family relationship between any of the nominees or between any nominee and any executive officer of the Company. Oscar Munoz will not stand for reelection to the Board at the Annual Meeting and will retire from the Board at the end of his current term as a director. The Company thanks Mr. Munoz for his service on the Board and to the Company. As further detailed below, at the Annual Meeting, 11 directors are nominated for election by the holders of our common stock, $0.01 par value per share (“Common Stock”), and two directors will be elected by the holders of our other classes of stock. Immediately after the Annual Meeting, the size of the Board will be reduced to 13.
Shares represented by properly executed proxy cards will be voted, except where directed otherwise, FOR the election of each of the 11 nominees to be elected by the holders of our Common Stock. In the event that any nominee is unable to serve or for good cause will not serve, such shares will be voted FOR the election of such substitute nominee as the Board may propose. Each of the nominees has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unable to serve.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

Director Qualifications
Set forth on the following pages is biographical and other information about each nominee for election as a director. This information includes, but is not limited to, the business experience and directorships on the boards of public companies and registered investment companies held by each nominee during at least the past five years. This information also includes a discussion of the specific experience, qualifications, attributes and skills of each nominee that led to the Board’s determination that such nominee is qualified and should serve as a director.
In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills, the Board believes that all of the nominees have demonstrated certain common attributes that the Board would generally expect any director nominee to possess. Those common attributes include an appropriate level of business, government or professional acumen, the capacity for strategic and critical thinking, leadership capabilities, a reputation for integrity and ethical conduct and an ability to work collaboratively. Please see “Corporate Governance—Nominations for Directors” below for further discussion of the criteria considered by the Nominating/Governance Committee when identifying director nominees.
10	2021 Proxy Statement

Directors to be Elected by the Holders of Common Stock
Eleven directors are to be elected by the holders of Common Stock. Each current director has served continuously since the date of his or her appointment.

Carolyn Corvi
Independent Age: 69 Director Since: 2010 Committees: Finance (Chair), Compensation and Executive
Select Business Experience:
•
Vice President and General Manager, Airplane Programs, Commercial Airplanes of Boeing Commercial Airplanes (commercial jet aircraft segment) of The Boeing Company (“Boeing”) (2005-2008)

•
Various other positions with Boeing for 34 years, including Vice President and General Manager of 737/757 Programs, Vice President of Aircraft Systems and Interiors, Vice President of the Propulsion Systems Division, Director of Quality Assurance for the Fabrication Division and Director of Program Management for 737/757 Programs

Current Public Company Directorships:
•
Allegheny Technologies Incorporated (2012-present)

•
Hyster-Yale Materials Handling, Inc. (2012-present)

Past Public Company Directorships:
•
Goodrich Corporation (2009-2012)

•
Continental Airlines, Inc. (“Continental”) (2009-2010)

Other Experience and Qualifications: Ms. Corvi provides extensive management expertise to the Board, having served in key management and operational oversight roles for Boeing during her 34 years of service. She also brings an expertise with respect to the manufacturing of commercial aircraft, which she developed through her management of commercial airplane production for Boeing as Vice President and General Manager, Airplane Programs, Commercial Airplanes, Vice President and General Manager of 737/757 Programs, Vice President of Aircraft Systems and Interiors, Vice President of the Propulsion Systems Division, and in the other positions indicated above. Ms. Corvi brings financial expertise to the Finance Committee function of the Board through her previous service on the Audit Committees of Continental and Goodrich Corporation and her current service on the Audit Committee of Hyster-Yale Materials Handling, Inc. Her service on the Continental board of directors provided her with valuable experience in the airline industry.

2021 Proxy Statement	11

Barney Harford
Independent Age: 49 Director Since: 2016 Committees: Audit, Finance and Public Responsibility
Select Business Experience:
•
Chief Operating Officer of Uber Technologies, Inc. (“Uber”) (2018-2019)

•
Chief Executive Officer of Orbitz Worldwide, Inc. (online travel company) (2009-2015)

•
Multiple roles at Expedia, Inc. (online travel company) (1999-2006), including President of Expedia Asia Pacific (2004-2006)

Past Public Company Directorships:
•
Orbitz Worldwide, Inc. (2009-2015)

•
eLong, Inc. (2004-2008)

Other Experience and Qualifications: Mr. Harford brings travel industry and ecommerce insight, combined with a successful track record deploying large technology teams, having served as Chief Executive Officer of Orbitz Worldwide, Inc. He also provides experience with international markets, in particular the Asia Pacific region, having led Expedia’s entry into China, Australia and Japan. Mr. Harford also brings valuable strategy and operational experience to the Board, having served as Chief Operating Officer of Uber, where he was responsible for Uber’s global ridesharing strategy, operations, marketing and customer support and Uber Eats (Uber’s food-delivery business). He previously served on the board of directors of Lola (2016-2017), LiquidPlanner, Inc., (2007-2017), Crystal Orange Hotel Group (formerly Mandarin Holdings) (2009-2012) and GlobalEnglish Corporation (2008-2011).

Michele J. Hooper
Independent Age: 69 Director Since: 2018 Committees: Audit (Chair), Executive and Nominating/Governance
Select Business Experience:
•
President and Chief Executive Officer, The Directors’ Council (consulting firm that works with corporate boards to increase their independence, effectiveness and diversity) (2013-present)

•
President and Chief Executive Officer, Voyager Expanded Learning (developer and provider of learning programs and teacher training in public schools) (1999-2000)

•
President and Chief Executive Officer, Stadtlander Drug Company (provider of disease-specific pharmaceutical care) (1998-1999)

Current Public Company Directorships:
•
UnitedHealth Group, Inc. (2007-present)

Past Public Company Directorships:
•
PPG Industries, Inc. (1997-2020)

•
AstraZeneca PLC (2003-2012)

•
Warner Music Group Corporation (2006-2011)

Other Experience and Qualifications: Ms. Hooper provides extensive corporate governance expertise to the Board and, as President and Chief Executive Officer of The Directors’ Council, has consulted with major companies to enhance the effectiveness of their corporate governance. Ms. Hooper has significant public company audit committee experience, with over 20 years of experience chairing audit committees at PPG Industries, Inc., AstraZeneca PLC, Warner Music Group Corporation and Target Corporation. Ms. Hooper’s corporate governance and accounting experience, along with her experience as a senior executive at a range of companies, provides the Board with a unique set of skills that enhances the Board’s leadership and oversight capabilities.

12	2021 Proxy Statement

Walter Isaacson
Independent Age: 68 Director Since: 2006 Committees: Public Responsibility (Chair), Executive and Nominating/Governance
Select Business Experience:
•
Advisory Partner, Perella Weinberg Partners (a financial services firm) (2017-present)

•
President and Chief Executive Officer of The Aspen Institute (international education and leadership institute) (2003-2018)

•
Chairman and Chief Executive Officer of CNN (2001-2003)

Past Public Company Directorships:
•
CNN (2001-2003) (Chairman)

Other Experience and Qualifications: Mr. Isaacson provides valuable business operations expertise and extensive management knowledge, having served as President and Chief Executive Officer of The Aspen Institute. Prior to that position, he gained leadership experience and strategic development and implementation skills as Chairman and Chief Executive Officer of CNN. Mr. Isaacson has also served as the editor of Time Magazine. In 2009, Mr. Isaacson was appointed by President Obama to be Chairman of the Broadcasting Board of Governors, which runs international broadcasts for the U.S. government. He served in this role until January 2012. Through his various professional positions, Mr. Isaacson has gained experience in a broad range of industries, including education, economics, communications and broadcasting.

James A. C. Kennedy
Independent Age: 67 Director Since: 2016 Committees: Compensation and Finance
Select Business Experience:
•
President and Chief Executive Officer of T. Rowe Price Group, Inc. (“T. Rowe Price”) (global investment management organization) (2007-2015)

•
Various other roles at T. Rowe Price throughout his tenure from 1978 to 2016

Current Public Company Directorships:
•
Columbia Care Inc. (2019-present)

Past Public Company Directorships:
•
T. Rowe Price (1996-2016)

Other Experience and Qualifications: Mr. Kennedy brings to the Board a stockholders’ perspective and his expertise in management, finance and leadership, particularly as a result of his tenure as President and Chief Executive Officer of T. Rowe Price, a global investment management organization which provides mutual fund, sub-advisory and institutional asset management. Prior to his appointment as President and Chief Executive Officer of T. Rowe Price, Mr. Kennedy served in roles of increasing responsibility at T. Rowe Price since 1978, including equity analysis (1978-1987), Director of Equity Research (1987-1999), and Head of U.S. Equities (1997-2006). Mr. Kennedy also brings executive compensation experience to the Board, having been involved in management compensation since 1987, and served as the Chairman of the Management Compensation Committee at T. Rowe Price for nine years.

2021 Proxy Statement	13

J. Scott Kirby
Age: 53 Director Since: 2020 Committees: Executive and Finance
Select Business Experience:
•
Chief Executive Officer of the Company (May 2020-present)

•
President of the Company (August 2016-May 2020)

•
President of American Airlines Group and American Airlines, Inc. (2013-August 2016)

•
President of US Airways (2006-2013)

Other Experience and Qualifications: As our Chief Executive Officer, Mr. Kirby is responsible for the Company’s business and ongoing operations and management’s efforts to implement the strategic priorities identified by the Board. Mr. Kirby has been instrumental in the development and implementation both of the Company’s strategic growth plan and its core4 culture. Having served as President of the Company from August 2016 to May 2020, Mr. Kirby has key expertise in the Company’s operations, marketing, sales, alliances, network planning and revenue management, among other items. He also has extensive airline industry experience, having served as President of American Airlines Group and American Airlines, Inc. from 2013 to August 2016, as President of US Airways from October 2006 to December 2013 and in other significant leadership roles at US Airways and at America West prior to the 2005 merger of those carriers, including as Executive Vice President, Sales and Marketing (2001-2006); Senior Vice President, e-business (2000-2001); Vice President, Revenue Management (1998-2000); Vice President, Planning (1997-1998); and Senior Director, Scheduling and Planning (1995-1998). Prior to joining America West, Mr. Kirby worked for American Airlines Decision Technologies and at the Pentagon.

Edward M. Philip
Independent Age: 55 Director Since: 2016 Committees: Nominating/Governance (Chair), Audit and Executive
Select Business Experience:
•
Chief Operating Officer of Partners in Health (non-profit healthcare organization) (2013-2017)

•
Co-Founder and Managing General Partner of Highland Consumer Fund (2006-2013)

•
President and Chief Executive Officer of Decision Matrix Group (research and consulting firm) (2004-2005)

•
President, COO and CFO of Lycos, Inc. (1996-2000)

•
Vice President of Finance of The Walt Disney Company (1991-1995)

Current Public Company Directorships:
•
Hasbro, Inc. (2002-present)

•
BRP Inc. (2005-present)

•
Experience Investment Corp. (2019-present)

Other Experience and Qualifications: Mr. Philip brings to the Board nearly three decades of leadership across the technology, health care and financial services sectors. Mr. Philip was also one of the founding members of the internet search company, Lycos, Inc. During his tenure with Lycos, Mr. Philip held the positions of President, Chief Operating Officer and Chief Financial Officer at different times. Prior to joining Lycos, he spent time as the Vice President of Finance for The Walt Disney Company and a number of years in investment banking.

14	2021 Proxy Statement

Edward L. Shapiro
Independent Age: 56 Director Since: 2016 Committees: Finance, Nominating/ Governance and Public Responsibility
Select Business Experience:
•
Managing Partner of PAR Capital Management, Inc. (“PAR”) (investment management firm) (1999-2016)

•
Portfolio Manager, PAR (1997-2016)

Past Public Company Directorships:
•
Global Eagle Entertainment, Inc. (2013-2019)

Other Experience and Qualifications: Mr. Shapiro brings to the Board financial expertise and an investor’s perspective, having served in various capacities at PAR, an investment management firm specializing in investments in travel, media and internet-related companies, from 1997 to 2016. Mr. Shapiro served as Chairman of Global Eagle Entertainment, Inc., a provider of a wide range of connectivity solutions, including portable entertainment solutions, from 2013 to March 2018, and served as lead independent director from March 2018 to June 2019.

David J. Vitale
Independent Age: 74 Director Since: 2006 Committees: Audit, Compensation and Finance
Select Business Experience:
•
Former Chairman of the Urban Partnership Bank (2010-January 2019)

•
Chairman of Duff & Phelps Global Utility Income Fund (2011-present), DNP Select Income Fund, Inc. (2009-present), DTF Tax-Free Income Inc. (2015-present) and Duff & Phelps Utility and Corporate Bond Trust (2015-present) (investment companies)

•
President, Chicago Board of Education (education) (2011-2015)

•
Senior Advisor to the Chief Executive Officer of the Chicago Public Schools (education) (2007-2008)

•
Chief Administrative Officer of the Chicago Public Schools (2003-2007)

Current Registered Investment Company Directorships:
•
Duff & Phelps Global Utility Income Fund (2011-present)

•
DTF Tax-Free Income Inc. (2005-present)

•
Duff & Phelps Utility and Corporate Bond Trust (2005-present)

•
DNP Select Income Fund, Inc. (2000-present)

Past Public Company Directorships:
•
Alion Science & Technology Corporation (2009-2014)

Other Experience and Qualifications: Mr. Vitale provides valuable financial and management expertise to the Board through many years of experience in significant business roles. Mr. Vitale previously served as the Chairman of the Urban Partnership Bank and as President of the Chicago Board of Education, where he was responsible for governance, organizational and financial oversight of the Chicago Public Schools. Mr. Vitale has acted both as Chief Administrative Officer of the Chicago Public Schools and Senior Advisor to the Chief Executive Officer of the Chicago Public Schools, where he provided oversight for all educational departments, including finance, operations, human resources, technology and

2021 Proxy Statement	15

procurement. He brings to the Board expertise on the audit committee function, having served on the Audit Committee of Alion Science & Technology Corporation. He brings additional leadership experience to the Board by serving as Chairman of Duff & Phelps Global Utility Income Fund, DNP Select Income Fund, Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust. Through his extensive professional roles, Mr. Vitale gained experience in a number of industries, including education, banking, financial services and investment management.

Laysha Ward
Independent Age: 53 Director Since: 2021
Select Business Experience:
•
Executive Vice President, Chief External Engagement Officer, Target Corporation (“Target”) (American retail corporation) (2017-present)

•
Executive Vice President, Chief Corporate Social Responsibility Officer, Target (2015-2017)

•
President, Community Relations and Target Foundation (2008-2015)

Current Public Company Directorships:
•
Denny’s Corporation (2010-present)

Other Experience and Qualifications: Ms. Ward provides valuable business and corporate responsibility expertise, having served as a C-Suite executive with nearly 30 years of experience at Target Corporation, including currently as the Executive Vice President, Chief External Engagement Officer since 2017. In her current role, Ms. Ward oversees Target’s enterprise-wide approach to engage and deepen relationships with cross-sector stakeholders to drive positive business and community impact. Prior to her current role, Ms. Ward served as Executive Vice President, Chief Corporate Social Responsibility Officer from 2015 to 2017 and President, Community Relations and Target Foundation from 2008-2015. Ms. Ward brings expertise in consumer industries in her role at Target and having served on the Board of Directors of Denny’s Corporation since 2010. Ms. Ward also brings expertise in Environmental, Social and Governance (ESG) matters.

James M. Whitehurst
Independent Age: 53 Director Since: 2016 Committees: Compensation (Chair), Executive and Nominating/
Select Business Experience:
•
President, International Business Machines Corporation (“IBM”) (April 2020-present)

•
Senior Vice President, IBM and Chief Executive Officer of Red Hat, Inc. (“Red Hat”) (provider of open source enterprise IT products and services) (2019-April 2020)

•
President and Chief Executive Officer of Red Hat (2008-2019)

•
Chief Operating Officer of Delta Air Lines, Inc. (“Delta”) (2005-2007)

•
Chief Network and Planning Officer of Delta (2004-2005)

•
Senior Vice President—Finance, Treasury and Business Development of Delta (2002-2004)

Past Public Company Directorships:
•
Red Hat (2008-2019)

•
SecureWorks Corp. (2016-2019)

•
DigitalGlobe, Inc. (2009-2016)

16	2021 Proxy Statement

Governance	Other Experience and Qualifications: Mr. Whitehurst provides valuable business expertise in addition to airline industry knowledge to the Board. Prior to IBM and Red Hat, Mr. Whitehurst spent six years at Delta, where he managed airline operations and drove significant international expansion as Chief Operating Officer. Mr. Whitehurst helped put Delta back on firm footing as it emerged from bankruptcy in 2007. Before Delta, he held several corporate development leadership roles at The Boston Consulting Group, with clients across a wide range of industries.

Directors to be Elected by the Holders of Other Classes of Stock
The following classes of directors are to be elected by the holders of certain classes of our stock other than Common Stock.
THE HOLDERS OF COMMON STOCK DO NOT VOTE ON THE ELECTION OF THE FOLLOWING DIRECTORS.
Each nominee was previously elected or appointed by the holder of the applicable class of our preferred stock and has served continuously as a director since the date of his first election or appointment. If a nominee unexpectedly becomes unavailable before election, or we are notified that a substitute nominee has been selected, votes will be cast pursuant to the authority granted by the proxies from the respective holder(s) for the person who may be designated as a substitute nominee.

ALPA Director—Elected by the Holder of Class Pilot MEC Junior Preferred Stock
One director (the “ALPA director”) is to be elected by the holder of our Class Pilot MEC Junior Preferred Stock, the United Airlines Pilots Master Executive Council of Air Line Pilots Association, International (the “ALPA MEC”). The ALPA MEC has nominated and intends to elect Todd M. Insler as the ALPA director. The Board has recommended that the ALPA MEC vote FOR Captain Insler.
Captain Insler is a current employee of the Company. His compensation for his role as a United pilot is determined under the collective bargaining agreement between United and the Air Line Pilots Association (“ALPA”). Captain Insler does not receive any cash or equity compensation for his service as the ALPA director.
2021 Proxy Statement	17

Todd M. Insler
Age: 52 Director Since: 2016 Committees: Public Responsibility
Select Business Experience:
•
Master Executive Council Chairman of ALPA MEC (2016-present)

•
Captain, United Boeing 767 (2015-present)

•
Captain, Airbus A320 Aircraft (2010-2015)

Other Experience and Qualifications: Captain Insler provides valuable management expertise and knowledge of aviation and airline services to the Board. Captain Insler has served in key labor union management positions within ALPA, including Chairman of the MEC Grievance Committee, member of the United Pilots’ System Board of Adjustment and member of the ALPA National Information Technology Advisory Committee. In addition, Captain Insler has served as a captain for Boeing 767 aircraft since October 2015 and previously as a captain for Airbus A320 aircraft.

IAM Director—Elected by the Holder of Class IAM Junior Preferred Stock
One director (the “IAM director”) is to be elected by the holder of our Class IAM Junior Preferred Stock, the International Association of Machinists and Aerospace Workers (the “IAM”). The IAM has nominated and intends to elect Sito J. Pantoja as the IAM director. The Board has recommended that the IAM vote FOR Mr. Pantoja.

Sito J. Pantoja
Age: 64 Director Since: 2016 Committees: Public Responsibility
Select Business Experience:
•
General Vice President of the IAM Transportation Department (2012-present)

•
IAM Transportation Department Chief of Staff (2005-2012)

Other Experience and Qualifications: Mr. Pantoja provides valuable management expertise and knowledge of aviation and airline services to the Board. In addition to his current position, Mr. Pantoja has served in key labor union management positions such as the IAM’s representative to the Federal Aviation Administration’s Rulemaking Advisory Committee and as a board member of the Guide Dogs of America.

18	2021 Proxy Statement

Corporate Governance
We are committed to high standards of corporate governance and to conducting our business ethically and with integrity and professionalism. In furtherance of these commitments, the Board has adopted Corporate Governance Guidelines developed and recommended by the Nominating/Governance Committee, which are available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Corporate Governance Guidelines” under the heading “Governance Documents.”

Corporate Governance Guidelines
The Nominating/Governance Committee monitors developments in laws, regulations and best practices relating to corporate governance and periodically recommends to the Board the adoption of amendments to the Corporate Governance Guidelines to reflect those developments. The current Corporate Governance Guidelines provide for the governance practices described below.
Independence.   Our Corporate Governance Guidelines require that a majority of the Board be “independent” under the criteria for independence established by the rules of the Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”) and any other applicable rules or regulations, and the Board has adopted categorical standards to assist it in determining whether a director has any direct or indirect material relationship with the Company. Please see “Director Independence” below for a discussion of the Board’s independence determinations.
Limitation on Board Service.   None of our directors is permitted to serve on the board of directors of more than four other public companies. In addition, no director who is an active chief executive officer or the equivalent of another public company is permitted to serve on the boards of more than two other public companies. No member of the Company’s management is permitted to serve on the board of directors of another company if an independent director of the Company serves as the chairman, chief executive officer or president of such other company.
Retirement Age for Directors.   No candidate is eligible for election or reelection as a director if at the time of such election he or she is 75 or more years of age, unless the Board affirmatively determines otherwise.
Changes in Business or Professional Affiliations or Responsibilities.   If a director experiences a substantial change in his or her principal business or professional affiliations or responsibilities during his or her term on the Board, the director is required to volunteer to resign from the Board. The Board, through the Nominating/Governance Committee (excluding the director who volunteered to resign, if a member of the Nominating/Governance Committee), will have the opportunity to review the continued appropriateness of the director’s Board membership under the particular circumstances and shall determine whether to accept such resignation.
Conflicts of Interest.   Our Corporate Governance Guidelines require any director with a potential conflict of interest to disclose the matter to the Chairman of the Board and the Lead Director (if appointed at the time, as defined below) before any decision is made related to the matter. If the Chairman of the Board and the Lead Director, in consultation with legal counsel, determine that a conflict exists, or that the perception of a conflict is likely to be significant, then the director is obligated to recuse himself or herself from any discussion or vote related to the matter. Directors are also required to comply with the conflicts of interest policy set forth in the Company’s Code of Ethics and Business Conduct, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Code of Ethics and Business Conduct” under the heading “Governance Documents.”
Lead Director.   Pursuant to our Corporate Governance Guidelines, in the event that the Chairman of the Board is not an independent director, the independent directors may designate a lead director from among
2021 Proxy Statement	19

the independent directors (the “Lead Director”). If the independent directors do not designate a Lead Director, then the Chairman of the Nominating/Governance Committee will become the Lead Director on an ex officio basis. Following the 2020 annual meeting of stockholders, (the “2020 Annual Meeting"), Mr. Philip became the Lead Director of the Board when Mr. Munoz assumed the role of Executive Chairman following his transition from the role of Chief Executive Officer.
The Lead Director’s responsibilities include, but are not limited to, the following: consulting with the Chairman of the Board to determine the agenda for Board meetings; presiding at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors; serving as liaison between the Chairman of the Board and the independent directors; approving information sent to the Board; approving meeting agendas for the Board; approving meeting schedules to assure that there is sufficient time for discussion of all agenda items; having the authority to call meetings of the independent directors; coordinating the agenda for moderating sessions of the Board’s independent directors; assisting the Board in assuring compliance with and implementation of the Corporate Governance Guidelines; and, if requested by major stockholders, ensuring that he or she is available for consultation and direct communication.
Annual Performance Evaluation of the Board.   The Nominating/Governance Committee develops, recommends to the Board and coordinates the annual performance evaluation of the Board to determine whether the Board is functioning effectively and meeting its objectives and goals. Each of the Audit Committee, Compensation Committee, Executive Committee, Finance Committee, Nominating/Governance Committee and the Public Responsibility Committee separately perform annual self-evaluations. The collective evaluation results are reported by the committee chair to the full committee for discussion. In addition, the Nominating/Governance Committee periodically performs an evaluation of each director’s individual performance.
Annual Meeting Attendance.   Our directors are expected to attend each annual meeting of stockholders absent exceptional reasons. All of our incumbent directors attended the 2020 Annual Meeting, with the exception of Ms. Ward, who joined the Board in February 2021.

Bylaws, Committee Charters and Other Policies
In addition to those practices established by our Corporate Governance Guidelines, our Amended and Restated Bylaws (the “Bylaws”), the charters of the Board committees and our other Company policies provide for the following significant corporate governance practices:
•
All of the members of the Board are elected annually by our stockholders.

•
The Board and each of its committees have the authority to retain outside consultants or advisers at the Company’s expense as the directors deem necessary or appropriate.

•
Our stockholders have the right to submit director nominees to the Board to be included in the Company’s annual proxy statement, known as “proxy access.” Stockholders are eligible to use proxy access if they (individually or together with a group of up to 20 stockholders) own 3% or more of the Company’s capital stock entitled to vote in the election of directors. In addition, such stockholder (or group) must have owned such stock continuously for at least three years. Our proxy access allows any eligible stockholder (or group) to nominate director candidates constituting up to the greater of two or 20% of the Board elected by the holders of Common Stock (subject to reduction in certain circumstances), provided that the stockholder (or group) and each nominee satisfy the requirements specified in the Bylaws.

20	2021 Proxy Statement

Prohibition on Hedging and Pledging
Under our securities trading policy, our officers, directors and certain other management employees are prohibited from engaging in speculative and derivative trading, short-selling, or otherwise hedging our securities. This restriction includes the purchase and sale of puts, calls, warrants, options, forward-sale contracts, prepaid collars and similar derivative instruments.
Our officers, directors and certain other management employees are also prohibited from pledging our securities.

Director Independence
In connection with the annual determination of director independence, the Board has adopted the following categorical standards as part of the Corporate Governance Guidelines to assist the Board in determining whether a director has any direct or indirect material relationship with the Company.
Under the categorical standards adopted by the Board, a director is not independent if:
•
The director is, or at any time during the past three years was, employed by the Company.

•
The director accepted or has a family member who accepted any compensation from the Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the determination of independence, other than the following:

•
compensation for Board or Board committee service;

•
compensation paid to a family member who is an employee (other than an executive officer) of the Company; or

•
benefits under a tax-qualified retirement plan, or non-discretionary compensation.

•
The director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer.

•
The director is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

•
payments arising solely from investments in the Company’s securities; or

•
payments under non-discretionary charitable contribution matching programs.

•
The director is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity.

•
The director is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

2021 Proxy Statement	21

The Board considers the purchase of the Company’s air carrier services in the ordinary course by the employer of any director who is actively employed to be immaterial in amount and significance to the Company, and therefore, do not preclude a finding of independence for such director.
For purposes of these categorical standards, (i) a “family member” of a director includes a director’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home, and (ii) the “Company” means United Airlines Holdings, Inc. and its direct and indirect subsidiaries. In connection with the determination of director independence, the Nominating/Governance Committee reviewed the categorical standards adopted by the Board together with the Nasdaq Listing Rules and other applicable legal requirements. The Nominating/Governance Committee also reviewed information compiled from the responses to questionnaires completed by each of the directors, information derived from the Company’s corporate and financial records and information available from public records.
Consistent with the recommendation of the Nominating/Governance Committee, the Board has applied these independence tests and standards to each of the current directors and nominees for director. The Board has affirmatively determined that each of Mses. Corvi, Hooper and Ward, and Messrs. Harford, Isaacson, Kennedy, Philip, Shapiro, Vitale and Whitehurst qualifies as “independent” under the applicable independence tests and standards. Messrs. Kirby, Munoz and Pantoja and Captain Insler do not qualify as “independent” under the applicable tests and standards. Messrs. Kirby and Munoz are not independent because they are employees of the Company. Captain Insler is not independent because he is an employee of United Airlines. Mr. Pantoja is not independent because he is affiliated with the IAM, a union that represents certain of the Company’s employees. Please see “Proposal No. 1: Election of Directors” above for a list of all nominees, together with biographical summaries for the nominees, including each individual’s business experience, directorships and other qualifications.

Majority Voting; Resignation Policy
The Bylaws and the Corporate Governance Guidelines provide that directors will be elected by a majority of votes cast in uncontested elections and a plurality vote in contested elections. When a majority vote standard applies, the Corporate Governance Guidelines require any incumbent director who fails to receive a majority of the votes cast in an uncontested election to tender his or her resignation to the Board promptly following certification of the stockholders’ vote. The Nominating/Governance Committee will consider the tendered resignation, and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The Board is expected to act on the recommendation within 120 days following certification of the stockholders’ vote and will promptly disclose its decision regarding whether to accept the director’s resignation offer through a press release, a Current Report on Form 8-K, or other means of public disclosure deemed appropriate. The director who tenders his or her resignation will not participate in the recommendation of the Nominating/Governance Committee or the decision of the Board with respect to his or her resignation.

Board Meetings
The Board meets regularly on previously determined dates, and special meetings are scheduled when required. The Board held 17 meetings in 2020. During 2020, each of the incumbent directors attended at least 75% of the total number of meetings of the Board and each committee of which he or she was a member. As indicated above under “Corporate Governance Guidelines—Annual Meeting Attendance,” our directors are also expected to attend each annual meeting of stockholders absent exceptional reasons.
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Executive Sessions of Non-Management Directors
Our non-management directors regularly meet separately in executive session outside the presence of any management director. Our Corporate Governance Guidelines provide that the independent Chairman of the Board or Lead Director (in the event the Chairman of the Board is not independent) preside over non-management director executive sessions. In addition, our Corporate Governance Guidelines require our independent directors to meet outside the presence of management and the other directors at least twice per year, with the independent Chairman or Lead Director, as applicable, also presiding over such sessions.

Board Leadership Structure
The Board has the responsibility for selecting the appropriate leadership structure for the Company. Our Corporate Governance Guidelines state that the offices of the Chairman of the Board and Chief Executive Officer may be either combined or separated, in the Board’s discretion.
The Board is currently led by our Executive Chairman, Mr. Munoz, a role he assumed after stepping down from the role of Chief Executive Officer of the Company after the 2020 Annual Meeting, and Mr. Philip, our Lead Director. As previously disclosed, Mr. Munoz will retire from the Board at the end of his current term at the Annual Meeting. At such time, a new independent Chairman of the Board is expected to be appointed by the Board pursuant to a selection process conducted by the Nominating/Governance Committee. The Board believes that separating the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure at this time. Having an independent Chairman of the Board is a means to ensure that Mr. Kirby is able to more exclusively focus on his role as Chief Executive Officer. The Board also believes that an independent Chairman of the Board can effectively manage the relationship between the Board and the Chief Executive Officer.

Board Oversight of Risk Management
The Board considers effective risk oversight an important priority. As we consider risks in connection with virtually every business decision, the Board discusses risk throughout the year generally and also in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board and its committees, and fostering an appropriate culture of integrity and compliance with legal and ethical responsibilities.
The Board exercises its oversight of our risk management policies and practices primarily through its committees, as described below, which regularly report back to the Board regarding their risk oversight activities.
•
The Audit Committee oversees the Company’s risk assessment and risk management policies and strategies with respect to major business risk exposures (taking into account the risk assessment and risk management policies and strategies managed through the respective committees of the Board), including risks related to the Company’s financial statements, the financial reporting process, accounting and certain legal and compliance matters and data privacy, network security and other cyber risks. The Audit Committee also oversees the internal audit function and the Company’s ethics and compliance program.

•
The Finance Committee oversees the Company’s management of certain financial, operating and economic risks, including the Company’s hedging strategies related to fuel, foreign currency and interest rates, various insurance programs, including coverage for property, casualty, fiduciary and political risk and directors and officers liability, and certain legal and regulatory matters that may have a material impact on the Company’s financing or risk management activities (taking into account

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the review of the Company’s risk assessment and risk management policies and strategies managed through the Company’s Audit Committee).
•
The Compensation Committee periodically reviews the potential risks arising from our compensation policies, practices and programs in light of the Company’s risk profile and risk management process, as well as risk-mitigating features and controls, to determine whether any such risks are material to the Company. In reviewing our compensation program design, the Compensation Committee engages in discussions with its independent compensation consultant and management regarding potential risks arising from our compensation policies, practices and programs. Compensation risk is assessed in the context of compensation program design, setting of performance targets, certifying performance against targets, compensation risk in the context of overall risk procedures and our broad-based compensation programs. Based on those discussions and a September 2020 compensation risk assessment, the Compensation Committee determined that the structure of the Company’s compensation policies, practices and programs in place at that time did not create any risks that were reasonably likely to have a material adverse effect on the Company. In reaching this determination, the Compensation Committee considered certain of our compensation policies, practices and program features including: oversight by an independent compensation committee; our balance of base pay combined with short- and long-term incentives that reward both absolute and relative performance measures, as well as individual performance; 2020 long-term incentives include time-vested restricted share unit awards, which help to further balance performance results and contain the overall volatility of outstanding incentives; our incentive awards include a cap on maximum payout opportunities which mitigates against excessive earn-out potentials; performance awards occur annually, resulting in overlapping performance periods that even out business cycles and introduce multiple-year incentive horizons; use of multiple financial and non‑financial performance metrics to create a further balance of rewards; payout timing over multi-year and overlapping performance periods; the inclusion of consistent performance metrics and incentives across performance periods; the inclusion of a discretionary gate for cash incentives based on the Company’s having an adequate cash balance; the Compensation Committee retains discretion to reduce the annual incentive payouts below the formulaic performance results; inclusion of equity incentives and stock ownership guidelines that discourage short-term risks that disadvantage long-term stock price; our compensation claw-back policy and inclusion of claw-back provisions in our programs; and securities trading policies that prohibit pledging and hedging of our securities, including our Common Stock, by our officers and directors. The Company is addressing reputational risk potential through initiatives focusing on positive customer experience and a culture that emphasizes customer centricity. Customer-centric goals were included in both the 2020 annual and long-term incentive programs, which mitigate behaviors that could result in reputational risk. In addition, the Compensation Committee receives input from an independent compensation consultant regarding program design, including risks associated with plan design features. Considerable support and analysis accompanies the target setting process, and targets are established based on the Company’s Board-approved budgets, updated forecast information and long-term operating plan. The Compensation Committee certifies performance against our targets based on results reviewed by our internal audit group before any payments are made.

•
The Nominating/Governance Committee periodically reviews the risks arising from our corporate governance policies and practices, including the structure and performance of the Board, its committees and our individual directors. The Nominating/Governance Committee also reviews and oversees the Company’s succession planning process for executive officers.

•
The Public Responsibility Committee oversees social, political, safety and environmental issues that could pose significant risk to the Company’s reputation, business or performance. As part of its oversight, the Public Responsibility Committee also monitors sustainability issues that pose a significant risk to the Company and seeks to mitigate these risks.

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While the Board oversees risk management, the Company’s management is charged with identifying and managing the risks. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board about these risks. These include an enterprise risk management program, an enterprise risk management committee, an ethics and compliance program, and comprehensive internal and external audit processes. The Board receives periodic reports on each of these aspects of the Company’s risk management process. In addition, the Board, through the Audit and Finance Committees, participates in the enterprise risk management process by providing feedback on management’s identification and assessment of the key risks facing the Company.
Board’s Role in the Oversight of Cybersecurity Risks
The Board and the Audit Committee also regularly review United’s cybersecurity and other technology risks, controls and procedures, and it receives reports from our Chief Digital Officer and Chief Information Security Officer at least twice annually regarding our adherence to leading industry standards (i.e., National Institute of Standards and Technology (NIST) Cybersecurity Framework) for assessing cybersecurity maturity, identifying security gaps and meeting cybersecurity regulations. The Company’s cybersecurity program is regularly audited by independent third parties against various regulatory frameworks, and the Company incorporates regular information security training as part of its employee education and development program.
Board’s Role in the Oversight of COVID-19 Risks
Our Board and its committees have been providing strong oversight of our response to the COVID-19 pandemic. Since the first quarter of 2020, the Board has met regularly to consider and discuss updates on the Company’s management of the COVID-19 pandemic, with a focus on monitoring key areas of risk and impact with regard to the Company’s operations, such as health and safety priorities, financial position and liquidity, internal controls, travel demand and market trends, capital expenditure and budgeting, cybersecurity, communications strategy, personnel management, supply chain impact and government affairs engagement, among other items. The scope of information exchanged between the Board and management has expanded, and communications with management has increased during this unprecedented time, including bi-weekly updates regarding the Company’s response to the COVID-19 pandemic and its impact on the Company’s operations, financial position and liquidity. Under the direction of the Board, the Company has implemented a number of initiatives to mitigate the risks of the COVID-19 pandemic, including being the first airline to require masks onboard, expanding on-site testing for customers at the Company’s hub airports, and being the first major U.S. airline to ask all passengers to complete a health self-assessment during their check-in process based on recommendations from the Cleveland Clinic.

Communications with the Board
Stockholders and other interested parties may contact the Board as a whole, or any individual member, including the Chairman or the non-management or independent directors as a group, by one of the following means: (i) writing to the Board of Directors, United Airlines Holdings, Inc., c/o the Corporate Secretary’s Office, 233 S. Wacker Drive, Chicago, Illinois 60606; or (ii) emailing the Board at UALBoard@united.com.
Stockholders may communicate with the Board on an anonymous or confidential basis. The Board has designated the Corporate Secretary’s Office as its agent for receipt of communications. All communications will be received, processed and initially reviewed by the Corporate Secretary’s Office. The Corporate Secretary’s Office generally does not forward communications that are not related to the duties and responsibilities of the Board, including junk mail, service complaints, employment issues, business suggestions, job inquiries, opinion surveys and business solicitations. The Corporate Secretary’s Office maintains communications and they are available for review by any member of the Board at his or her request.
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Code of Ethics and Business Conduct
The Company has adopted a code of ethics, the “Code of Ethics and Business Conduct,” for directors, officers (including the Company’s principal executive officer, principal financial officer and principal accounting officer), employees and third-party representatives such as contractors, consultants and agents of the Company and its subsidiaries. The code serves as a “Code of Ethics” as defined by SEC regulations and Nasdaq Listing Rules. The code is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Code of Ethics and Business Conduct” under the heading “Governance Documents.”

Nominations for Directors
As described below, our Nominating/Governance Committee identifies and recommends for nomination individuals qualified to be Board members, other than directors elected by holders of preferred stock of the Company (the ALPA director and the IAM director). The Nominating/Governance Committee identifies director candidates through a variety of means, including suggestions from members of the Nominating/Governance Committee and the Board, as well as suggestions from Company officers and employees. The Nominating/Governance Committee may retain a search firm to identify director candidates (other than those elected by holders of preferred stock of the Company). Ms. Ward, who is standing for election as a director for the first time at the Annual Meeting, was first identified as a candidate to join the Board by Russell Reynolds Associates, the Company’s independent executive search firm.
In addition, the Nominating/Governance Committee considers candidates for director suggested by stockholders. Holders of Common Stock may submit director candidates for consideration (other than those elected by holders of preferred stock of the Company) by writing to the Chairman of the Nominating/Governance Committee, United Airlines Holdings, Inc., c/o the Corporate Secretary’s Office, 233 S. Wacker Drive, Chicago, Illinois 60606. Stockholders must provide the recommended candidate’s name, biographical data, qualifications and other information required by Section 2.10 of the Bylaws with respect to director nominations by stockholders.
A candidate for election as a director of the Board (other than those elected by holders of preferred stock of the Company) should possess a variety of characteristics. Candidates for director recommended by stockholders must be able to fulfill the independence standards established by the Board as set forth in Nasdaq Listing Rules, any other applicable rules or regulations, and the Company’s Corporate Governance Guidelines as outlined above under “Director Independence.”
Submissions of candidates who meet the criteria for director nominees approved by the Board will be forwarded to the Chairman of the Nominating/Governance Committee for further review and consideration. The Nominating/Governance Committee reviews the qualifications of each candidate and makes a recommendation to the full Board. The Nominating/Governance Committee considers all potential candidates in the same manner and by the same standards regardless of the source of the recommendation and acts in its discretion in making recommendations to the full Board. Any invitation to join the Board (other than with respect to any director who is elected by holders of preferred stock of the Company) is extended by the entire Board through the Chairman of the Board or the Chairman of the Nominating/Governance Committee.
In addition to recommending director candidates to the Nominating/Governance Committee, stockholders may also, pursuant to procedures established in the Bylaws, directly nominate one or more director candidates to stand for election at an annual or special meeting of stockholders. For an annual meeting of stockholders, a stockholder wishing to make such a nomination must deliver written notice of the proposed nomination to the Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. For a special meeting of stockholders, a stockholder wishing to make such a nomination must deliver written notice of the nomination to the Secretary of the Company not earlier than 120 days prior to the date of such special meeting and not later than the close of business on the later of: (x) 90 days prior to the date of such special meeting; and (y) 10 days following the day on
26	2021 Proxy Statement

which public announcement is first made of the date of such special meeting. In either case, a notice of nomination submitted by a stockholder must include information concerning the nominating stockholder and the stockholder’s nominee(s) as required by the Bylaws.
In accordance with the Bylaws, stockholders may also submit director nominees to the Board to be included in the Company’s annual proxy statement, known as “proxy access.” Stockholders who intend to submit director nominees for inclusion in the Company’s proxy materials for the 2022 annual meeting of stockholders must comply with the requirements of proxy access as set forth in the Bylaws. The stockholder or group of stockholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the Company not less than 120 days nor more than 150 days prior to the anniversary of the date that the Company first mailed its proxy materials for the annual meeting of the previous year.
Pursuant to the Company’s Corporate Governance Guidelines, the Board seeks independent directors with diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Board is committed to actively seeking women and minority candidates for the pool from which director candidates are chosen. A candidate for director should have experience in positions with a high degree of responsibility and be selected based upon contributions he or she can make to the Board and upon his or her willingness to devote adequate time and effort to Board responsibilities. In making this assessment, the Nominating/Governance Committee will consider the number of other boards on which the candidate serves and the other business and professional commitments of the candidate. The candidate should also have the ability to exercise sound business judgment to act in what he or she reasonably believes to be in the best interests of the Company and its stockholders. As described above, no candidate is eligible for election or reelection as a director if at the time of such election he or she is 75 or more years of age, unless the Board affirmatively determines otherwise.
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Committees of the Board
The Board has six standing committees: Audit, Compensation, Executive, Finance, Nominating/Governance and Public Responsibility. The Audit Committee, Compensation Committee and Nominating/Governance Committee are comprised solely of independent directors. The chart below shows the current membership of each committee and a summary of the functions performed by each committee.
COMMITTEE MEMBERSHIP
	AUDIT	COMPENSATION	EXECUTIVE	FINANCE	NOMINATING/ GOVERNANCE	PUBLIC RESPONSIBILITY
Carolyn Corvi		M	M	C
Barney Harford	M			M		M
Michele J. Hooper*	C		M		M
Todd M. Insler						M
Walter Isaacson			M		M	C
James A. C. Kennedy		M		M
J. Scott Kirby			M	M
Oscar Munoz			C	M		M
Sito J. Pantoja						M
Edward M. Philip*	M		M		C
Edward L. Shapiro				M	M	M
David J. Vitale*	M	M		M
James M. Whitehurst		C	M		M

Key:
M = Committee Member

C = Committee Chair

* = Audit Committee Financial Expert

Audit Committee
The Audit Committee met eight times during 2020 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Audit Committee Charter” under the heading “Governance Documents.” All of the members of the Audit Committee are independent as defined by the applicable Nasdaq Listing Rules and SEC standards. The Board has determined that each of the Audit Committee members satisfies the financial literacy requirements under the Nasdaq Listing Rules, and that each of Ms. Hooper and Messrs. Philip and Vitale qualifies as an “audit committee financial expert” as defined by SEC regulations.
The purpose of the Audit Committee is to: (i) oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; (ii) assist the Board in fulfilling its responsibility to oversee: (a) the integrity of the Company’s financial statements and the adequacy of the Company’s system of disclosure controls and internal controls over financial reporting; (b) the Company’s compliance with legal and regulatory requirements and ethical standards; (c) the independent auditors’ qualifications and independence; and (d) the performance of the Company’s internal audit function and independent auditors; (iii) provide an open avenue of communication between the independent auditors, the internal auditors, management and the Board and (iv) prepare an audit committee report as required by the SEC, which is set forth in this proxy statement under “Audit Committee Report.”
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In discharging its duties, the Audit Committee has the authority to conduct or authorize investigations or studies into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee can form and delegate authority to subcommittees. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisers as it deems advisable.
Compensation Committee
The Compensation Committee met seven times during 2020 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Compensation Committee Charter” under the heading “Governance Documents.” All of the members of the Compensation Committee are independent as defined under the Nasdaq Listing Rules.
The Compensation Committee is responsible for, among other things: (i) overseeing the administration of the Company’s compensation plans (other than plans covering only directors of the Company), including the equity-based plans and executive compensation programs of the Company; (ii) discharging the Board’s responsibilities relating to the performance evaluation and compensation of the Company’s officers, including the Company’s Chief Executive Officer and (iii) preparing the compensation committee report required by the SEC to be included in the annual proxy statement, which is set forth in this proxy statement under “Executive Compensation—Compensation Committee Report.” The Compensation Committee also is responsible for reviewing and discussing with management the Compensation Discussion and Analysis (the “CD&A”), and based on such discussions, determining whether to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K, as applicable. The Compensation Committee also reviews and makes recommendations to the Board with respect to the adoption (or submission to stockholders for approval) or amendment of executive incentive compensation plans and all equity-based compensation plans for the Company (other than equity-based plans covering only directors of the Company). Furthermore, the Compensation Committee exercises the powers and performs the duties, if any, assigned to it from time to time under any compensation or benefit plan of the Company or any of its subsidiaries.
The Compensation Committee performs a review, at least annually, of the goals and objectives of the Company and establishes the goals and objectives for the Chief Executive Officer. In addition, the Compensation Committee annually evaluates the performance of the Chief Executive Officer, including evaluating the Chief Executive Officer’s performance in light of the goals and objectives relevant to his compensation and discusses that evaluation with the Board. The Compensation Committee has the sole authority to set the Chief Executive Officer’s compensation based on this evaluation and the Company’s compensation philosophy. The Compensation Committee also reviews and determines at least annually the compensation of each other executive officer of the Company. In addition to the Chief Executive Officer, the Compensation Committee oversees the annual performance evaluation process of the other executive officers of the Company.
The Compensation Committee has delegated to the Chief Executive Officer the authority to grant stock awards to eligible participants (other than executive officers of the Company), the interpretative authority under the Company’s incentive compensation plans for interpretations and determinations relating to the grant of stock awards to such eligible participants and the modification of the terms of such a participant’s award following termination of employment. Additionally, the Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of the officers who report directly to him. His recommendations are based on input from the Executive Vice President, Human Resources and Labor Relations and her staff, and the Compensation Committee’s independent compensation consultant. The Compensation Committee has the authority to review, approve and revise these recommendations as it deems appropriate.
The Compensation Committee has the authority, in its sole discretion, to retain or obtain, at the expense of the Company, the advice of a compensation consultant, independent legal counsel or other adviser (each, a “compensation adviser”). The Compensation Committee may select a compensation adviser only after taking into consideration all factors relevant to the compensation adviser’s independence from management,
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including the factors specified under Nasdaq Listing Rules. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation adviser retained by the Compensation Committee. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisers as it deems advisable. The Compensation Committee can also form and delegate authority to subcommittees.
Role of Compensation Consultant in Determining Executive Compensation
The Compensation Committee has retained Exequity LLP (“Exequity”) as its independent compensation consultant. A representative of Exequity regularly attends Compensation Committee meetings, participates in discussions regarding executive compensation issues, and, from time to time and in connection with the setting of incentive compensation targets, makes executive compensation recommendations to the Compensation Committee based on available marketplace compensation data for U.S. peer airlines and certain non-airline companies with comparable revenue and other characteristics. Exequity reports exclusively to the Compensation Committee and does not provide any additional services to the Company other than advising the Nominating/Governance Committee with respect to director compensation.
The Compensation Committee maintains a conflict of interest policy governing the relationship with its compensation consultant in order to ensure objectivity and minimize the potential for conflicts of interest in the delivery of executive compensation advice. The policy establishes management’s obligation to report periodically to the Compensation Committee the scope and amount of work being performed by the consultant or its affiliates for the Company. The policy also specifies that the consultant reports directly to the Compensation Committee and has direct access to the Compensation Committee through its Chairman (or in the case of services being provided to the Board, through the Chairman of the Board or, as applicable, the Lead Director). The policy prohibits the consultant from soliciting business from the Company other than work on behalf of the Compensation Committee or the Board and requires the consultant to develop policies and procedures to prevent any employee of the consultant who advises the Compensation Committee or the Board from discussing such services with other employees of the consultant who currently provide other services to the Company or who were providing other services during the prior year. The Compensation Committee has assessed the independence of Exequity pursuant to Nasdaq Listing Rules and concluded that Exequity’s work for the Compensation Committee does not raise any conflict of interest.
Executive Committee
The Executive Committee met four times during 2020 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Executive Committee Charter” under the heading “Governance Documents.” The Executive Committee is authorized to exercise all of the powers of the Board, subject to certain limitations, in the management of the business and affairs of the Company, excluding any powers granted by the Board, from time to time, to any other committee of the Board. The Executive Committee can also form and delegate authority to subcommittees.
Finance Committee
The Finance Committee met five times during 2020 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Finance Committee Charter” under the heading “Governance Documents.” The Finance Committee is responsible for, among other things: (i) reviewing financial plans and budgets and cash management policies and activities; (ii) evaluating and advising the Board on any proposed merger or consolidation, or any significant acquisition or disposition of assets; (iii) evaluating and advising the Board on business opportunities and financing transactions; (iv) evaluating capital structure and recommending certain proposed issuances of securities and (v) reviewing strategies relating to financial, operating or economic risk. The Finance Committee can also form and delegate authority to subcommittees.
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Nominating/Governance Committee
The Nominating/Governance Committee met four times during 2020 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Nominating/Governance Committee Charter” under the heading “Governance Documents.” All of the members of the Nominating/Governance Committee are independent as defined by Nasdaq Listing Rules.
The Nominating/Governance Committee is responsible for, among other things: (i) identifying, evaluating and recommending for nomination individuals qualified to be Board members, other than directors appointed by holders of preferred stock of the Company; (ii) developing, recommending and periodically reviewing the Company’s Corporate Governance Guidelines and overseeing corporate governance matters; (iii) reviewing and overseeing the Company’s succession planning process for executive officers, including the Chief Executive Officer; (iv) overseeing an annual evaluation of the Board and (v) reviewing and making recommendations to the Board with respect to director compensation. In discharging its duties, the Nominating/Governance Committee has the authority to conduct or authorize investigations into any matters within the Nominating/Governance Committee’s scope of responsibilities. The Nominating/Governance Committee can form and delegate authority to subcommittees.
The Nominating/Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other terms of engagement. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisers as it deems advisable.
Public Responsibility Committee
The Public Responsibility Committee met three times during 2020 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Public Responsibility Committee Charter” under the heading “Governance Documents.”
The Public Responsibility Committee is responsible for oversight of: the Company’s policies, positioning and practices concerning various broad public policy issues, including those that relate to safety (including workplace safety and security); environmental affairs; political and governmental affairs; consumer affairs; diversity, including, without limitation, employee diversity and supplier diversity; civic activities and business practices that impact communities in which the Company does business; and charitable, political, social and educational organizations. The Public Responsibility Committee can also form and delegate authority to subcommittees.

Compensation Committee Interlocks and Insider Participation
The Compensation Committee is currently composed of Messrs. Kennedy, Vitale and Whitehurst and Ms. Corvi, each of whom is an independent, non-management director, and no member of the Compensation Committee has ever been an officer or employee of the Company or any of its subsidiaries. None of our executive officers has served as a member of any board of directors or compensation committee of any other company for which any of our directors served as an executive officer at any time since January 1, 2020. In addition, no member of the Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC.
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Certain Relationships and Related Transactions
Review, Approval or Ratification of Transactions with Related Parties
The Board recognizes that transactions involving the Company and related parties present a heightened risk of conflicts of interest. In order to ensure that the Company acts in the best interests of its stockholders, the Board has adopted a written policy for the review and approval of any Related Party Transaction (as defined below). It is the policy of the Company that any Related Party Transaction must be approved or ratified by the Audit Committee or, if the Board determines that a transaction should instead be reviewed by all of the disinterested directors on the Board, by a majority of the disinterested directors on the Board. No director is permitted to participate in the review or approval of a Related Party Transaction if such director or his or her immediate family member is a Related Party (as defined below). In reviewing a proposed transaction, the Audit Committee or the disinterested directors, as applicable, must (i) satisfy themselves that they have been fully informed as to the Related Party’s relationship and interest and as to the material facts of the proposed transaction; (ii) consider all of the relevant facts and circumstances available to them, including but not limited to: the benefits to the Company, the impact on a director’s independence, the availability of other sources for comparable products or services, the terms of the transaction, and the terms available to unrelated third parties or to employees generally and (iii) determine whether or not the proposed transaction is fair to the Company and is not inconsistent with the best interests of the Company and its stockholders.
If the Company enters into a transaction that (i) the Company was not aware constituted a Related Party Transaction at the time it was entered into but which it subsequently determines is a Related Party Transaction or (ii) did not constitute a Related Party Transaction at the time such transaction was entered into but thereafter becomes a Related Party Transaction, then in either such case the Related Party Transaction shall be presented for ratification by the Audit Committee or a majority of the disinterested directors on the Board. If such Related Party Transaction is not ratified by the Audit Committee or a majority of the disinterested directors, then the Company shall take all reasonable actions to attempt to terminate the Company’s participation in the transaction.
As set forth in the policy, a “Related Party Transaction” is a transaction (including any financial transaction, arrangement or relationship (including an indebtedness or guarantee of indebtedness)), or series of similar transactions, or any material amendment to any such transaction, in which:
(a)
the aggregate amount involved exceeds or is expected to exceed $120,000;

(b)
a Related Party had, has or will have a direct or indirect material interest (other than solely as a result of being a director, limited partner or less than 10% beneficial owner (together with all other Related Parties) of another entity that is party to the transaction); and

(c)
the Company is a participant.

For purposes of this definition, a “Related Party” means (i) an executive officer of the Company, (ii) a director of the Company or nominee for director of the Company, (iii) a person (including an entity or group) known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities or (iv) an individual who is an immediate family member (as defined below) of an executive officer, director, nominee for director or 5% stockholder of the Company.
An “immediate family member” includes any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, and any person (other than a tenant or employee) sharing such person’s home.
Related Party Transactions Since January 1, 2020
John Gebo, Senior Vice President and Chief Transformation Officer, of United Airlines, is the spouse of Kate Gebo, Executive Vice President, Human Resources and Labor Relations, of the Company. For 2020,
32	2021 Proxy Statement

Mr. Gebo received aggregate cash compensation of approximately $359,532, consisting of base salary and excess 401(k) cash direct and cash match program payments for management and administrative employees; equity compensation, consisting of time-based and performance-based restricted stock unit awards with an aggregate grant date fair value of approximately $586,779; and other customary officer and employee benefits. Mr. Gebo and Ms. Gebo do not report to, or determine the compensation of, each other.
2021 Proxy Statement	33

Beneficial Ownership of Securities

Certain Beneficial Owners
The following table shows the number of shares of our voting securities owned by any person or group known to us, as of March 31, 2021, to be the beneficial owner of more than 5% of any class of our voting securities.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Ownership	Percent of Class(1)
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	29,978,771	9.3%
PRIMECAP Management Company(3) 177 E. Colorado Blvd., 11th Floor Pasadena, CA 91105	Common Stock	28,448,950	8.8%
United Airlines Pilots Master Executive Council, Air Line Pilots Association, International(4) 9550 West Higgins Road, Suite 1000 Rosemont, IL 60018	Class Pilot MEC Junior Preferred Stock	1	100%
International Association of Machinists and Aerospace Workers(4) District #141 900 Machinists Place Upper Marlboro, MD 20722	Class IAM Junior Preferred Stock	1	100%

(1)
For beneficial owners of Common Stock, percentages are calculated based upon 323,577,438 shares of Common Stock outstanding as of March 31, 2021.

(2)
Based solely on a Schedule 13G/A (Amendment No. 8) filed on February 10, 2021, in which The Vanguard Group, on behalf of itself and certain wholly-owned subsidiaries, reported shared voting power for 301,438 shares, sole dispositive power for 29,130,076 shares and shared dispositive power for 848,695 shares.

(3)
Based solely on a Schedule 13G/A (Amendment No. 7) filed on February 12, 2021, in which PRIMECAP Management Company reported sole voting power for 27,822,942 shares and sole dispositive power for 28,448,950 shares.

(4)
Shares of Class Pilot MEC and Class IAM stock elect one ALPA and IAM director, respectively, and have one vote on all matters submitted to the holders of Common Stock other than the election of directors.

34	2021 Proxy Statement

Directors and Executive Officers
The following table shows the number of shares of our Common Stock owned by our directors, director nominees, the named executive officers identified in this proxy statement and all our directors, director nominees and executive officers as a group as of March 31, 2021. The persons listed below have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them, except to the extent this power may be shared with a spouse, or as otherwise described in the footnotes following the table.
Name of Beneficial Owner	Amount and Nature of Ownership	Percent of Class
Directors
Carolyn Corvi	19,098(1)	*
Barney Harford	108,890(1)	*
Michele J. Hooper	11,737(2)	*
Todd M. Insler	—	*
Walter Isaacson	26,497(2)	*
J. Scott Kirby (3)	355,484(4)	*
James A. C. Kennedy	13,144(1)	*
Oscar Munoz (3)	176,046	*
Sito J. Pantoja	—	*
Edward M. Philip	13,799(2)(5)	*
Edward L. Shapiro	19,900(2)	*
David J. Vitale	22,882(1)	*
Laysha Ward	—	*
James M. Whitehurst	25,681(2)	*
Named Executive Officers
Brett J. Hart	115,263(6)	*
Gerald Laderman	51,199	*
Andrew Nocella	11,024	*
Linda Jojo	21,958(7)	*
Directors and Executive Officers as a Group (20 persons)	1,026,843	*

*
Less than 1% of outstanding shares.

(1)
Includes 3,296 shares representing the portion of the director’s 2020 equity award that will vest on May 21, 2021 and will be settled in Common Stock.

(2)
Includes shares units representing non-employee director compensation that the director elected to defer into a share account pursuant to the terms of the Company’s 2006 Director Equity Incentive Plan, as amended and restated (the “DEIP”), including the director’s 2020 equity award, as follows: Ms. Hooper—8,695 share units; Mr. Isaacson—20,144 share units; Mr. Philip—12,972 share units; Mr. Shapro—19,900; Mr. Vitale—7,028 share units; and Mr. Whitehurst—12,974 share units. The share units will be settled in Common Stock within 60 days following the director’s separation from service on the Board. Share units that will be settled more than 60 days following the director’s separation from service are not included.

(3)
Messrs. Kirby and Munoz are also named executive officers.

2021 Proxy Statement	35

(4)
Includes 211,586 options to purchase shares of our Common Stock at $58.69 per share. Includes 5,000  shares of Common Stock held in a trust for the benefit of Mr. Kirby’s children and other relatives in which Mr. Kirby serves as the trustee. Mr. Kirby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also includes 8,000 shares of Common Stock held in a trust for the benefit of Mr. Kirby’s children in which Mr. Kirby’s brother serves as the trustee. Mr. Kirby disclaims beneficial ownership of these securities.

(5)
Includes shared voting and investment power for six shares of Common Stock.

(6)
Includes 7,173 options to purchase shares of our Common Stock at $77.56.

(7)
Includes 4,782 options to purchase shares of our Common Stock at $77.56.

Equity Compensation Plan Information
The following table sets forth information as of December 31, 2020 regarding the number of shares of our Common Stock that may be issued under the Company’s equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders
Options	689,200	$82.12
Restricted Stock Units	3,228,108	—
Subtotal	3,917,308	$82.12(1)	6,298,671(2)
Equity compensation plans not approved by security holders	—	—	—
Total	3,917,308	$82.12(1)	6,298,671(2)

(1)
Weighted average exercise price excludes restricted stock units that convert to shares of Common Stock.

(2)
Includes 132,157 shares available under the DEIP and 6,166,514 shares available under the Company's 2017 Incentive Compensation Plan.

36	2021 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis
This Compensation Discussion and Analysis or “CD&A” describes the Company’s 2020 executive compensation program and the decisions that were made by the Compensation Committee (referred to as the "Committee" throughout this Executive Compensation section of the proxy statement) with respect to the named executive officers or “NEOs” whose 2020 compensation information is detailed in this proxy statement. The annual compensation design and award decisions made by the Committee in February 2020 were made in the context of a different financial and operating environment than we face today, or that we faced even soon after those decisions were made. As we started 2020, our United team was building on the momentum generated in 2019 and was focused on continuing execution of our multi-year growth strategy, running a great operation and becoming the airline that customers choose to fly. The COVID-19 virus was then beginning in Asia and had begun disrupting United’s Pacific operations. Although there was uncertainty surrounding the impacts of the virus in early 2020, the compensation design that we established was generally consistent with prior years. However, by March 2020, the Company began dramatic reductions to capacity and the airline industry faced a crisis many times greater than September 11, 2001. The Company is thankful for the U.S. government’s response in quickly passing the CARES Act legislation and backing our industry through the payroll support and loan programs.
The three key pillars that management identified as foundational to the Company’s response to the COVID-19 pandemic were raising liquidity, reducing cash burn and variablizing our cost structure to correlate more directly with travel demand. Management’s early recognition of the magnitude of the COVID-19 crisis and aggressive execution on these priorities were critical in stabilizing the Company’s financial foundation. At the same time, health and safety of both our employees and our customers remained at the forefront and the Company launched a number of initiatives to respond to the coronavirus pandemic and traveler concerns. From the beginning of the COVID-19 crisis through year-end 2020, the Company raised over $26 billion in liquidity and ended 2020 with $19.7 billion in available liquidity,(3) including undrawn capacity under a revolving credit facility and funds available under the CARES Act loan program from the U.S. Treasury. The Company eliminated share buybacks under its share repurchase program and quickly began to offer voluntary separation programs to employees to reduce staffing levels while travel demand was so low.
The COVID-19 pandemic and the resulting crisis for the travel industry resulted in significant reductions to our 2020 executive compensation packages. Our CEO Scott Kirby, our President Brett Hart, and our former CEO Oscar Munoz each waived 100% of his 2020 base salary for portions of 2020 in recognition of the impact of the crisis on the Company’s business and to lead by example. All other officers of the Company and United Airlines also temporarily waived portions of their base salaries and our non-employee directors waived 100% of their cash compensation for the second and third quarters of 2020. As noted above, our 2020 executive compensation design was generally consistent with our incentive structure from prior years with similar performance measures. Our 2020 annual compensation incentives focused on our financial performance (measured by pre-tax income), operating performance (measured by on-time departures), and customer satisfaction (measured by improvement in the Company’s net promoter scores (“NPS”)). No payments were made under our 2020 annual incentive program as a result of the Company’s $7.1 billion 2020 net loss. Our long-term incentives for the 2020-2022 performance period focus on both financial performance (measured by the Company’s absolute pre-tax margin results) and customer satisfaction (measured by the Company’s NPS results relative to specified industry peers). Company results under the 2020 long-term incentives will be evaluated in early 2023, following the end of the three-year performance period.

(3)
Total available liquidity includes $11.7 billion in cash, cash equivalents and short-term investments and $1 billion available under our revolving credit facility, as well as $7 billion available under the CARES Act loan program.

2021 Proxy Statement	37

With reflection on the scale of the COVID-19 pandemic and its impacts on the Company, the travel industry and the world, the Company is focused on a “return to new” and a re-design of our business to make the United brand the preferred choice for airline travel while restoring our balance sheet and implementing smart changes to our cost structure. Given the challenging business conditions and the restrictions of the CARES Act, the Committee is focused on providing an executive compensation program that will retain and reward our management team for its execution of the priorities that will prepare and equip the Company for recovery and future success.
Executive Summary
Below is a summary of our named executive officers; our executive compensation philosophy; our 2020 incentive compensation design; certain 2020 Company highlights related to our incentive compensation program design; and our consideration of our prior stockholder say-on-pay vote.
Named Executive Officers.   This proxy statement provides compensation information regarding (i) each person who served as the Company’s principal executive officer during 2020, (ii) the Company’s principal financial officer, and (iii) the three other most highly compensated executive officers in 2020 determined in accordance with applicable SEC disclosure rules. This CD&A section describes the 2020 compensation elements and decisions related to these NEOs. Our 2020 NEOs were:
•
J. Scott Kirby, CEO;

•
Brett J. Hart, President;

•
Gerald Laderman, Executive Vice President and Chief Financial Officer;

•
Andrew Nocella, Executive Vice President and Chief Commercial Officer;

•
Linda Jojo, Executive Vice President, Technology and Chief Digital Officer; and

•
Oscar Munoz, our former CEO, who transitioned to the role of Executive Chairman of the Board at the Company’s 2020 Annual Meeting.

Scott Kirby was promoted to the role of CEO and Brett Hart was promoted to the role of President on the date of the 2020 Annual Meeting. References in this CD&A to “continuing NEOs” refers to the NEOs other than Mr. Munoz in light of his transition from the role of CEO to Executive Chairman during 2020.
Executive Compensation Philosophy.   Our core executive compensation philosophy continues to be based on achieving the following objectives:
•
aligning the interests of our stockholders and executives;

•
linking executive pay to Company performance; and

•
attracting, retaining and appropriately rewarding our executives in line with market practices.

The foregoing objectives were essential to the 2020 incentive compensation program design approved by the Committee in February 2020. The Committee continues to focus on these objectives in updating our compensation programs to respond to the significant impacts to the Company from the COVID-19 pandemic and enhanced retention risks while also complying with the compensation restrictions required by the CARES Act.
2020 Incentive Compensation Design.
Annual Incentives.   In designing the Annual Incentive Program (“AIP”) for 2020, the Committee focused on metrics linked to our financial performance and customer satisfaction as measured by NPS and on-time
38	2021 Proxy Statement

operational performance. As in prior years, pre-tax income represented the largest percentage (60% of target opportunity) of the 2020 AIP opportunity. The 2020 AIP awards also measured and rewarded performance based on our on-time departures (20% of target opportunity) and annual improvement in our NPS results (20% of target opportunity).
Our 2020 AIP awards measured our operational performance based on our monthly on-time departures, or D:00 performance, relative to industry peers by location. The D:00 metric was utilized because it is viewed as the operational performance measure that has the closest correlation to the satisfaction of our customers. For 2020, our relative D:00 performance was compared on a competing location basis in order to mitigate for performance variations related to location specific characteristics, such as local airport capacity, infrastructure and the air traffic control environment. These competitive set matches also correlate to how we daily manage our business. The 2020 AIP award opportunity also was linked to United customer satisfaction based on NPS survey results. Management and the Committee continue to be enthusiastic about the NPS performance metric, which focuses efforts on earning customer loyalty over time and provides a measure of how customers feel about the United brand. The individual performance modifier was retained in the 2020 AIP design to maintain emphasis on the performance contributions of each individual.
Long-term Incentives.   For the 2020 long-term incentive awards, the Committee approved target opportunities divided between performance-based and time-based awards. The performance-based awards were designed to reward management success with respect to specific performance goals while the time-based awards are intended to enhance the stability of the incentive program. All 2020 long-term incentive awards are stock-settled. In designing the 2020 long-term performance awards, the Committee included a financial metric (60% of the long-term performance target opportunity) and, new for 2020, an NPS metric (40% of the long-term performance target opportunity). The financial portion of the award retained a focus on pre-tax margin goals, similar to prior years, but moved away from measuring our performance relative to the industry to measuring the Company’s absolute pre-tax margin performance. The Company’s relative pre-tax margin performance remains an important focus and is the sole performance metric used for long-term performance awards granted in 2018 and 2019. The customer portion of the 2020 awards measures the Company’s relative NPS results as compared to American Airlines and Delta Air Lines. This metric was selected to further emphasize the Company’s focus on building the United brand into the preferred choice for airline travel.
Certain 2020 Compensation Program Highlights.   Below are certain highlights related to our compensation programs, including compensation actions taken to respond to the coronavirus crisis. For information related to other 2020 Company highlights, including information related to corporate governance and social responsibility, see “2020 Company Highlights” in the introduction to this proxy statement.
•
core4 decision Framework.   Throughout everything we do, we continue our focus on our core4 decision framework principles of Safe, Caring, Dependable and Efficient. Our core4, which was developed in partnership with our frontline employees, provides our employees with the tools and support they need to provide our customers with the best possible travel experience throughout their journey. Always, safety comes first, and we believe all travelers view safety as the foundational responsibility of the airline industry.

Our core4 decision framework is designed to direct decision-making toward results that support our customers. We are determined to meet and exceed customer expectations so that the United brand is the preferred choice for airline travel. Our 2020 executive compensation program put increased emphasis on customer satisfaction metrics. The coronavirus pandemic and the drastic decline in travel demand in 2020, with airports and airplanes left largely vacant despite reduced capacity, dramatically highlighted appreciation for our customers and our need to satisfy those customers so that we are their preferred choice for airline travel.
2021 Proxy Statement	39

•
Financial Performance.

•
Pre-tax Income.   Historically, pre-tax income is the key financial performance metric used to reward our employees, and pre-tax income represented 60% of the target opportunity under our 2020 AIP awards. No payments were made under our 2020 AIP. The Company reported a net loss of $7.1 billion for the full year 2020. In addition, no profit sharing payments were made to employees with respect to 2020.

•
Pre-Tax Margin.   Our long-term incentive compensation program awards for the 2018-2020 performance period included performance-based restricted stock unit (“Performance-Based RSU”) awards that measured and rewarded performance based on our progress toward closing the pre-tax margin gap versus our industry peers (American, Delta, Southwest, JetBlue and Alaska). For the 2018-2020 performance period, our relative adjusted pre-tax margin improvement (as compared to 2017) exceeded the industry peer group average by 377 basis points representing performance above the stretch level goal (200% of target). The Company’s relative pre-tax margin performance remains an important focus and was the sole performance metric used for long-term awards granted in 2018 and 2019. Our long-term incentive compensation program awards for the 2020-2022 performance period include Performance-Based RSU awards that measure and reward performance based on the Company’s absolute pre-tax margin results (representing 60% of the 2020 long-term performance target opportunity).

•
Customer Satisfaction.

•
Net Promoter Scores.   The Company is intently focused on transforming the United brand into the preferred choice for airline travel. In designing the 2020 executive compensation program, the Committee included a focus on NPS results in both the annual and long-term incentive awards. In the 2020 AIP awards, NPS performance was measured based on the Company’s year-over-year improvement in NPS survey results. Under the Performance-Based RSU awards for the 2020-2022 performance period, the Company’s relative quarterly NPS results are measured versus American and Delta. The NPS metric based on our absolute year-over-year improvement represented 20% of the 2020 AIP target opportunity, while the relative NPS metric represents 40% of the 2020 long-term performance target opportunity.

The Company’s 2020 year-over-year improvement in NPS results exceeded the stretch level goal (200% of the NPS target opportunity) (equivalent to achievement of 40% of the 2020 AIP total target opportunity); however, no payment was made with respect to the 2020 AIP awards as a result of the Company’s $7.1 billion 2020 net loss.
•
Operational Performance.   Our operational performance for 2020 was measured based on relative D:00 performance by location as compared to relevant industry peers. The on-time departure metric was selected because D:00 results are strongly correlated to customer satisfaction. The on-time departure metric represented 20% of the 2020 AIP target opportunity.

The Company’s 2020 operational results were between the entry and target level goal (58% of the operational target opportunity) (equivalent to achievement of 12% of the 2020 AIP total target opportunity); however, no payment was made with respect to the 2020 AIP awards as a result of the Company’s $7.1 billion 2020 net loss.
•
Response to COVID-19.   In March of 2020, our management team led the industry in recognizing the significance of the coronavirus pandemic and the severe negative consequences for travel

40	2021 Proxy Statement

demand. The Company quickly shifted focus from our initial 2020 strategic plan to managing the crisis. The three key pillars that management identified as foundational to our response were raising liquidity, reducing cash burn and variablizing our cost structure.
From the beginning of the COVID-19 crisis through year-end 2020, the Company raised over $26 billion in liquidity, including $3 billion raised through the largest enhanced equipment trust certificate transaction in aviation history and an industry first loan collateral structure through which the Company obtained a $6.8 billion loan secured by the Company’s MileagePlus® loyalty program. The Company aggressively attacked its cost structure, including reducing capital and operating expenditures, suspending and ultimately ending the share repurchase program and quickly began to offer voluntary separation programs to employees to reduce staffing levels while travel demand was so low. By the fourth quarter of 2020, the Company’s average daily core cash burn was down to approximately $19 million, representing a decrease of approximately 50% compared to the second quarter of 2020.(4)
The 2020 compensation levels of our NEOs were substantially below the 2020 target levels as a result of COVID-19 and the Company’s responses to the crisis. Scott Kirby, our CEO, Brett Hart, our President, and Oscar Munoz, our former CEO, each waived 100% of his 2020 base salary for portions of 2020 in recognition of the impact of the COVID-19 pandemic on the Company’s business and to lead by example. Other officers also waived significant portions of their base salary. In addition, as noted above, no payments were made under our 2020 AIP and the value of our LTI awards, which are linked to our Common Stock, was negatively impacted by the decline in the price of our Common Stock, which was adversely impacted in 2020 as travel demand plummeted due to the impacts of COVID-19.
Our non-employee directors also waived 100% of their cash compensation for the second and third quarters of 2020.
•
Alignment with Stockholders.   All of our 2020 long-term incentive awards are linked to our stock price performance through potential share price appreciation. The Company’s 2020 long-term incentives include Performance-Based RSU awards and time-vested restricted stock units (“RSUs”). All of the 2020 long-term awards have three-year performance or three-year time-based vesting periods and all of the awards are settled in stock. Our long-term compensation incentives represent a significant part of our NEOs total compensation package and align the financial interests of our executives with our stockholders.

The personal financial situation of our officers is highly linked to the financial success of the Company. In recognition of our officers’ need to manage their personal financial situations in response to the coronavirus pandemic, the Committee has temporarily suspended the Company’s stock ownership guidelines. This suspension is intended to aid in officer retention by offering flexibility to stay with the Company and make personal financial decisions in light of the significant reductions to their 2020 compensation packages, including flexibility to sell Company stock. The Committee has not eliminated the ownership guidelines and will continue to monitor progress toward ownership levels and reconsider activating the guidelines based on the industry financial environment and the

(4)
Cash burn is defined as: Net cash from operations, less investing and financing activities. Proceeds from the issuance of new debt (excluding expected aircraft financing), government grants associated with the Payroll Support Program of the CARES Act, issuance of new stock, net proceeds from the sale of short-term and other investments and changes in certain restricted cash balances are not included in this figure. Core cash burn is defined as: Cash burn, as further adjusted to exclude: debt principal payments, timing of certain payments, capital expenditures (net of flight equipment purchase deposit returns), investments in the recovery and severance payments. See Appendix A for more information regarding core cash burn.

2021 Proxy Statement	41

impacts of officer compensation limits under the CARES Act. Although the guidelines have been temporarily suspended, all of our NEOs were in compliance with our stock ownership guidelines as of March 31, 2021.
•
Governance.

Diversity, Equity and Inclusion.   The Company is focused on diversity, equity and inclusion and has provided the Committee with annual information related to gender, ethnicity and race pay equality. The Committee is pleased with the results of the Company’s efforts and management has committed to providing the Committee with an annual review of the Company’s initiatives toward gender, ethnicity and race pay equality. In 2020, we increased transparency and accountability by sharing diversity representation data with our employees, announcing that we have achieved and are committed to maintaining near perfect pay equity for employees of all genders, ethnicities and races performing comparable work across our U.S. operations. In 2020, the Company also signed The Board Challenge and committed to adding a second Black board member to the Board of Directors, which we did in February 2021.
Environmental Sustainability.   United is committed to building a sustainable future and in 2020 the Company announced a bold environmental commitment unmatched by any airline; pledging 100% green by reducing greenhouse gas emissions 100% by 2050.
Community Engagement.   The Company believes that every action we take to positively impact our community counts. We focus our engagement on (i) investing in communities where our employees and customers live and work; (ii) lifting up communities impacted by disaster; (iii) breaking down barriers and promoting inclusion; (iv) inspiring the next generation of leaders; and (v) flying towards a more sustainable future.
See “2020 Company Highlights” at the beginning of this proxy statement for other key 2020 actions and initiatives.
Consideration of Prior Say-on-Pay Vote.   A key objective of our executive compensation programs is linking the interests of our executives with the interests of our stockholders, and we place emphasis on maintaining executive compensation programs that address the concerns of our stockholders. Our “say-on-pay” proposal received approximately 96% approval from our stockholders at our 2020 Annual Meeting, which is consistent with the level of support that the Company has received from stockholders on the annual “say-on-pay” vote over the past several years. The Committee considers the 2020 voting result to be an endorsement of our executive pay programs and has not made any changes to the executive compensation programs directly in response to the results of the 2020 say-on-pay vote.
Exequity provides the Committee with regular updates on trends in executive compensation matters. The Committee will continue to consider emerging compensation practices and stockholder feedback, including say-on-pay voting results, as part of its decision-making process. Most recently, the Company’s executive compensation design has been adjusted as a result of impacts of the coronavirus pandemic and to respond to the executive compensation limits required under the CARES Act.
Tight Linkage between Performance and Executive Pay
The compensation opportunities of our executives are directly tied to the performance of the Company as outlined below. The charts below show the allocation of 2020 targeted pay across base salary, annual incentives, and long-term incentives (“LTI”) for the CEO position and the other NEOs. Because the charts illustrate targeted pay, they include the portion of base salary that was not received due to base salary waivers as well as the targeted 2020 annual incentive program (“AIP”) awards even though the 2020 AIP did not pay out.
42	2021 Proxy Statement

CEO February 2020 Target Compensation Chart
Other NEOs’ February 2020 Target Compensation Chart
The CEO target compensation chart above is based on Mr. Munoz’s annualized February 2020 target compensation in the CEO role. The other NEOs’ target compensation chart is based on the 2020 target compensation of our remaining NEOs. In each case, the target compensation is calculated based on our 2020 executive compensation program design as approved by the Committee in February 2020. The other NEOs’ target compensation chart does not include special 2020 retention awards granted to Mr. Nocella and Ms. Jojo that are not reflective of their annual target compensation levels.
We believe that the charts above demonstrate our pay-for-performance philosophy as a significant portion of the target opportunities are in the form of variable pay that is directly linked to Company performance and stock price.
•
Our NEOs sacrificed significant amounts of “fixed” base pay in 2020 through salary waivers that were designed to address the liquidity and cash burn components of the Company’s COVID-19

2021 Proxy Statement	43

response in recognition of the impact of the pandemic on the Company’s business and to lead by example. See “— 2020 Executive Compensation Program—NEO Compensation—COVID-19 Responses” below for information regarding the 2020 salary waivers.
•
No payment was made under the 2020 AIP as a result of the Company’s $7.1 billion 2020 net loss.

•
Long-term incentive compensation continues to represent the single largest component of our NEOs’ target compensation, representing approximately 74% of the 2020 target compensation for Mr. Kirby and an average of approximately 68% of 2020 target compensation for our continuing NEOs, which reflects the May 2020 promotional adjustments.

•
All our 2020 long-term incentive awards will be settled in stock. This design further links executives’ pay with stockholder financial interests.

•
The 2020 long-term incentive structure includes time-vested RSU and Performance-Based RSU awards. The time-vested awards are intended to provide stability and retentive features to the compensation program. The Performance-Based RSU awards are designed to motivate and reward performance based on financial (absolute pre-tax margin) and customer satisfaction (relative NPS) results. These equity awards place a significant portion of compensation at-risk as the value of both awards fluctuates based on the Company’s stock price performance and the value of the Performance-Based RSUs also depends on the Company’s performance against the pre-established performance goals.

•
Our 2020 incentive design included a balance of both absolute and relative performance. Absolute performance metrics included the Company’s annual pre-tax income and NPS results and long-term pre-tax margin results. Relative performance metrics included the Company’s annual D:00 results versus key competitors by location and long-term relative NPS results compared to American Airlines and Delta Air Lines.

Our 2020 Executive Compensation Governance Practices
Our executive compensation policies and practices include the following features, which we believe illustrate our commitment to our compensation obligations under the CARES Act, corporate governance “best practices,” and the pay-for-performance principles stated above.
•
CARES Act Compliance.   As a condition of the Payroll Support Program agreements and the term loan facility under the CARES Act (the "Term Loan Facility"), the Company is subject to restrictions on the amount of total compensation that it can provide to certain employees, including each of the Company’s NEOs. These compensation restrictions continue until the later of (i) March 1, 2023, or such later date as required by the Company’s agreements under the CARES Act, and (ii) one year after full repayment of all loans under the Term Loan Facility (such period is referred to in this CD&A as the “CARES Act restricted period”). As a result of the CARES Act limitations on executive compensation, the Company is prohibited from providing our NEOs the full value of the target compensation levels during the CARES Act restricted period. Management has designed processes to track compensation to comply with the CARES Act limitations and the Committee has considered the CARES Act requirements in making compensation decisions since these requirements became effective. The Company’s compensation programs are designed to comply with the CARES Act while also continuing to support our executive compensation philosophy and objectives.

•
Multiple performance metrics aimed at stockholder value.   We utilize multiple performance metrics to motivate and reward achievements that we believe are complementary of one another and are designed to contribute to the long-term creation of stockholder value.

44	2021 Proxy Statement

•
Use of absolute performance goals balanced with consideration of relative performance against peers and use of overlapping performance periods in the long-term incentive program.

•
Pay is targeted with reference to peer group median levels.

•
Balanced peer group companies.   For 2020 compensation decisions, the Committee retained the same peer group used for compensation benchmarking in the prior year. Our peer group was carefully selected to include well-run companies in general industry, with a primary focus on airlines, customer service-oriented companies in the travel industry, aerospace and transportation companies; companies of similar revenue size (i.e., 0.5-2.0 times the Company’s revenue); and the largest U.S.-based airlines (regardless of revenue range). We have maintained these same standards for our peer group since 2011. In addition, we consider the compensation practices at our primary airline competitors (American, Delta and Southwest), which companies are included in our benchmarking peer group. See “Compensation Process and Oversight—Benchmarking.”

•
“Double-triggers” on change in control vesting.   Our long-term incentive awards have “double-trigger” accelerated vesting provisions in connection with a change in control transaction. A “double-trigger” means that acceleration of vesting requires two events: first, a change in control; and second, a qualifying termination of employment, such as an involuntary termination without “cause.”

•
No change in control tax indemnity.   Company policy prohibits excise tax indemnity for pay related to change in control transactions.

•
Stock ownership guidelines.   The personal financial situation of our officers is highly linked to the interests of our stockholders and the financial success of the Company. In recognition of our officers need to manage their personal financial situations in response to the coronavirus pandemic, the Committee has temporarily suspended the Company’s officer stock ownership guidelines, but will continue to monitor progress toward ownership levels and reconsider activating the guidelines based on the industry financial environment and the impacts of officer compensation limits under the CARES Act. The suspended officer stock ownership guidelines are based on a multiple of base salary ranging from 6x for the CEO, 4x for the President and 3x for EVPs. Despite the suspension, each of our NEOs was in compliance with the suspended stock ownership guidelines as of March 31, 2021. See “—Other Executive Compensation Matters—Stock Ownership Guidelines.”

•
Prohibition on pledging and hedging.   We maintain a securities trading policy, which prohibits pledging and hedging Company securities by our officers and directors. See “Corporate Governance—Prohibition on Pledging and Hedging” for additional information on this policy.

•
“Claw-back” provisions.   We have a claw-back policy that provides the Committee with discretion to require the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award to a covered executive if the Committee determines that the executive engaged in misconduct that resulted in a material violation of (i) federal or state law that caused a material adverse impact to the Company’s financial statements or reputation or (ii) the Company’s Code of Ethics and Business Conduct that caused a material adverse impact to the Company’s financial statements or reputation. All our NEOs are covered by the claw-back policy, which has a three-year look back period from the time of a triggering event. In addition, our programs include claw-back provisions requiring the return of incentive payments in certain financial restatement situations.

•
Risk mitigation.   Our executive pay programs have been designed to discourage excessive risk-taking by our executives. On an annual basis, the Committee considers the design of our compensation programs and factors that reduce the risk to the Company and discourage excessive risk-taking by program participants.

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•
Standardized severance policies.   We maintain standardized severance benefits for our officers. These benefits are set forth in severance plans applicable by officer level. The compensation of Mr. Munoz, including his transition and separation benefits, are outlined in his employment and transition agreements.

•
Annual say-on-pay vote.   We have adopted an annual policy for our say-on-pay vote as recommended by our stockholders at our 2017 annual meeting.

•
Communication with investors.   We communicate with the investment community regarding our long-term strategy and relative to our operating, financial and customer satisfaction goals. Management and the Board strive to provide our investors with relevant and reliable information to provide transparency regarding our financial performance projections.

•
Independent Compensation Committee.   The Committee is comprised solely of independent directors and considers and approves all compensation for our Section 16 reporting officers.

•
Independent Compensation Consultant.   The Committee has retained an independent compensation consultant, who provides services directly to the Committee, and has adopted an “Independent Executive Compensation Consultant Conflict of Interest Policy,” compliance with which is regularly monitored by the Committee.

Philosophy and Objectives of Our 2020 Executive Compensation Program
As noted in the introduction of this CD&A, the annual compensation design and award decisions made by the Committee in February 2020 were made in the context of a different financial and operating environment than we face today, or that we faced even soon after those decisions were made. This section describes the design and intent of those programs based on the context of the environment in which those decisions were made. The Committee continues to focus on these core objectives while also responding to the significant impacts from the COVID-19 pandemic, addressing retention risks and complying with the compensation restrictions required by the CARES Act.
Aligning the interests of our stockholders and officers.   The elements of our 2020 executive compensation program were designed to be aligned with the interests of our stockholders by linking our incentive compensation performance metrics to key indicators of the Company’s financial performance, including adjusted pre-tax income (60% of the total target opportunity of our 2020 AIP awards) and our long-term absolute pre-tax margin performance (60% of our 2020 long-term performance incentive awards). Our design also includes customer-centric measures based on NPS (20% of the total target opportunity of our 2020 AIP awards and 40% of our 2020 long-term performance incentive awards) and D:00 (20% of the total target opportunity of our 2020 AIP awards). We believe our NPS and D:00 incentives align pay with customer satisfaction, enhance our product and ultimately drive financial performance and shareholder value over the long-term. All our 2020 long-term incentive awards are in the form of either Performance-Based RSUs or time-based RSUs, both of which were structured as stock-settled awards and provide a direct link to our stock price.
Linking executive pay to performance.   Our 2020 executive compensation program was designed to align executive pay to successful execution of our strategic plan as well as longer term stockholder value creation. As in prior years, adjusted pre-tax income represented the largest percentage of the 2020 AIP opportunity (60% of the target opportunity). The 2020 AIP awards also utilized two other performance metrics, both of which were intended to link management financial rewards to the satisfaction of our customers. These additional metrics were based on our annual improvement in our NPS results (20% of the target opportunity)and our relative D:00 performance (20% of the target opportunity). In February 2020, the long-term incentive design was equally divided between time-vested awards, which provide stability and retentive features, and performance awards, which motivate performance toward specific Company goals and place a significant portion of management’s target pay in the form of at-risk compensation. The performance-based awards are tied to the
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Company’s absolute pre-tax margin performance and relative NPS results versus industry peers (American Airlines and Delta Air Lines). In recognition of the extreme uncertainty created by the COVID-19 pandemic, and the inability to reliably forecast financial and operational results in the current environment, 2020 long-term incentive awards granted after February 2020 were made exclusively in the form of time-vested awards, including the awards granted to Mr. Kirby when he was promoted to CEO and the awards granted to Mr. Hart when he was promoted to President, both of which occurred in May 2020. All the 2020 long-term incentive awards have a three-year performance or vesting period and will be settled in Common Stock, which provides a direct link between management pay and stockholder value.
Attracting, retaining and appropriately rewarding our management in line with market practices.    We seek to attract world-class executives and to retain our existing executives by setting our compensation and benefits at competitive levels relative to companies of similar size, scope and complexity. Because we believe that our management team has skills that are transferrable across industries, and because we recruit for talent both within the airline industry and from a broad spectrum of leading businesses, we compare the overall compensation levels of our officers with the compensation provided to officers of a benchmarking peer group, as discussed in further detail in “Compensation Process and Oversight—Benchmarking” below. Compensation decisions are also considered and balanced in light of responsibility levels and value added to the organization.
The Committee places a strong emphasis on reviewing and, as appropriate, adjusting executive officer compensation packages based on market conditions and other factors specific to the individual. Internal pay parity also continues to be an important factor in setting officer compensation, particularly incentive target percentage opportunity levels. The 2020 AIP awards included an individual performance modifier to allow the Committee to provide greater rewards and accountability based on individual performance. No amounts were paid under the 2020 AIP awards and the Committee did not consider calculation of the 2020 individual modifier. Compensation and promotion opportunities take into account each individual’s unique skills and capabilities, long-term leadership potential, performance and historic pay levels and the overall scope of responsibilities.
As a result of the CARES Act limitations on executive compensation, the Company is prohibited from providing our executives the full value of the intended compensation levels during the CARES Act restricted period. The Committee is committed to approving compensation programs that attract, motivate and retain the Company’s leadership team while complying with the compensation limits under the CARES Act. The Committee will continue to monitor these requirements.
Compensation Process and Oversight
The Committee maintains a chart of work that outlines the annual calendar of activities to implement the Committee’s responsibilities set forth in the Committee charter. The Committee executes its responsibilities, including actions related to compensation of the named executive officers, with guidance from an independent compensation consultant and analysis, support data and recommendations provided by management. The narrative below describes the processes related to executive compensation matters. The Committee makes all final decisions regarding the executive compensation program design, performance goals and the compensation levels of the Company’s executive officers following its review and consideration of all recommendations and data it deems appropriate.
Independent Compensation Consultant.   During 2020, final executive compensation decisions with respect to the named executive officers were made by the Committee with input from Exequity, the Committee’s independent compensation consultant. Exequity provides the Committee with background materials, including preparation of the benchmarking study described below, and participates in Committee meetings to support the Committee’s executive compensation decision-making process and to respond to questions. Exequity also assists the Committee in performing an annual compensation risk assessment of the Company’s compensation programs. Exequity reports directly to the Committee, and the Committee has the sole authority to retain and
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terminate Exequity and to review and approve Exequity’s fees and other retention terms. The Committee has adopted an “Independent Executive Compensation Consultant Conflict of Interest Policy” pursuant to which Exequity is required to provide the Committee with regular reports on any work that it performs for the Company. During 2020, Exequity did not perform any work on behalf of the Company other than the executive compensation services provided to the Committee and director compensation advice provided to the Nominating/Governance Committee. For additional information concerning the Committee, including its authority and the independent compensation consultant policy, see “Corporate Governance—Committees of the Board—Compensation Committee” above. The Committee has assessed the independence of Exequity pursuant to SEC rules and the Nasdaq Listing Rules and concluded that Exequity’s work for the Committee does not raise any conflicts of interest.
Management Analysis and Support.   The CEO attends Committee meetings and provides input to the Committee with respect to compensation of the management team other than himself. During 2020, both Messrs. Kirby and Munoz attended the Committee meetings and had opportunities to provide input regarding individual performance assessments. The Company’s Executive Vice President, Human Resources & Labor Relations and members of the human resources team prepare background and supporting materials for Committee meetings. As appropriate, the CFO and other members of the Company’s management team participate in discussions with the Committee relating to the Company’s financial plan, customer centricity initiatives and results, operational performance, strategic initiatives and proposed performance goals under the executive compensation program. Members of the Company’s internal audit group provide special reports to the Committee outlining the review of procedures and calculations relating to the degree of achievement of performance goals and payout of incentives for completed performance periods. Management’s annual planning process involves preparation of annual financial forecasts, capital expenditure budgets and the Company’s annual business plan. Based on the Company’s 2020 planning process and the financial budget approved by the Board, management developed and proposed performance goals under the 2020 incentive compensation programs. Exequity reviewed these proposals in light of compensation trends, benchmarking and compensation risk factors and provided guidance to the Committee. The Committee made all final decisions regarding the 2020 executive compensation program design, performance goals and the compensation levels of the Company’s executive officers, including base salary and incentive award opportunities, following its review and consideration of all recommendations and data it deemed appropriate. The Committee regularly holds executive sessions to discuss executive compensation practices without members of management present.
Benchmarking.   We recruit and we compete to retain executives not only from within the airline industry, but also from across a broad spectrum of leading businesses. In preparation for the Committee’s annual compensation decision process, Exequity conducts an analysis of United’s compensation levels in comparison to pay levels among companies in a custom peer group to help identify the competitive positioning of United’s executive pay. The analysis covers United’s Section 16 reporting officers and compares United’s positions to peer company benchmarks in terms of: base pay; target annual bonus opportunity; target total cash (base pay plus target annual incentive); long-term incentives; and target total direct compensation (target cash plus long-term incentives).
The Committee believes that the airline industry does not have enough size-relevant peers to identify reliable ranges of competitive market pay for our top executive talent. Accordingly, our benchmarking peer group represents a cross-section of the relevant airline peers and other comparably sized companies that the Committee believes are representative of the competitive talent market for United. The following primary factors are considered in identifying the most appropriate peer companies that are size-relevant (generally 0.5x-2.0x the Company’s revenue) for compensation benchmarking purposes: the labor market for United’s executive talent, including a focus on geographic proximity; well-run companies in general industry, with a primary focus on the three most size-relevant U.S.-based airline peers (American, Delta and Southwest), other transportation companies, non-airline travel companies with a customer-centric dynamic and aerospace and defense companies. Using these factors as a guide, no changes were made to the composition of the benchmarking peer group for 2020
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compensation decisions. The competitive benchmarking analysis presented to the Committee in December 2019, in advance of the February 2020 compensation decisions, included the 17 comparator companies noted below.
• 3M Company	• General Dynamics Corporation
• American Airlines Group Inc.	• Honeywell International Inc.
• The Boeing Company	• Marriott International, Inc.
• Carnival Corporation	• Northrop Grumman Corporation
• Caterpillar Inc.	• Raytheon Company
• Cummins Inc.	• Southwest Airlines Co.
• Deere & Company	• Union Pacific Corporation
• Delta Air Lines, Inc.	• United Parcel Service, Inc.
• FedEx Corporation
Exequity utilized two pay data sources to determine the competitive position of United’s executive pay relative to the peer group: (i) publicly disclosed pay information from the peer companies’ most recent proxy statements (in most cases, the 2019 proxy statement, reflecting 2018 pay data) was used for pay comparisons involving the named executive officers and (ii) private survey compensation data was used for positions below the proxy officer level.
In the December 2019 benchmarking pay study, the 17 companies in the peer group had median annual revenue of approximately $36.2 billion and the Company’s annual revenue at the time of the review was estimated at approximately $43 billion, which ranked at the 65th percentile relative to the peer group. The benchmarking report provides comparisons of the named executive officers’ pay against publicly disclosed pay data from the peers on a size-adjusted basis (derived by regressing peer group compensation against revenue size at United’s estimated revenue). Regression analysis is common in pay benchmarking and is used to predict what the peers likely would deliver in target pay at a company the size of United, based on the trend in the relationships between pay and revenue size among the peers. Given that United’s market capitalization was at the low end relative to the peer group, the pay study also provided results relative to raw pay medians (i.e. without adjustment for revenue size).
The benchmarking review compares total compensation opportunities for our executives to the market median (50th percentile) of our peer group. The Committee references both the size-adjusted median pay levels among the peers and the raw median pay levels. The report also provides details regarding pay mix in terms of the allocation of base pay, annual incentives and long-term incentives as percentages of total target compensation for both the Company and the peer group. Total target compensation for our benchmarking purposes means the sum of base salary, target annual incentives and target long-term incentives. Special awards and peer company awards that appear to have been intended to cover multiple years are annualized for the benchmarking comparison and pay level comparisons are considered both with and without these additional awards. As is customary in these types of pay studies, retirement benefits were not included in the benchmark comparison.
The Exequity benchmarking process compares the Company’s executive pay by position to the most similarly situated executive roles among the peer organizations. Data availability is greater for the CEO and CFO positions and pay comparisons for these roles were made solely against the CEO and CFO positions among the peer companies. United’s top roles other than the CEO and CFO vary significantly in nature from the peer’s proxy reported executives, so direct head-to-head role matching presents challenges in terms of identifying statistically significant peer data. For the remaining three proxy officers without a direct benchmark role comparison, Exequity considered matching roles based on pay rank within the proxy and with reference to other officer positions to provide a market reference that is aligned with the way the Company values these roles and to extrapolate pay trajectories across roles. The pay study review with the Committee includes specific discussion and consideration of the compensation packages provided at the airline peers, with primary focus on the size-relevant airlines (Delta and American).
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The private survey benchmarking review considered information from Equilar’s Executive Compensation Survey, which provides information for top executive roles at each of the participating peer companies. Within United’s peer group, 11 of the 17 peer companies participated in the Equilar survey, with median annual revenue of approximately $37.4 billion. Benchmarks based on Equilar’s data were used for positions below the proxy officer level. As an additional point of reference, revenue-adjusted medians for companies in broad general industry were also provided to the Committee based on survey data from Willis Towers Watson’s 2019 General Industry Executive Compensation Survey-U.S. Where available, pay information from selected additional airlines is also provided by Exequity for reference purposes but is not included in the core statistical analysis.
The compensation information for our peer group is one factor utilized in setting total compensation for our executives. The Committee balances the benchmarking results with additional factors, such as each executive’s experience, knowledge, skills, roles and contributions to the Company, as well as consideration for internal pay parity among our executives. In selected cases in which relevant pay information for a specific role is available from our primary airline peers (Delta and American), we reference that data as a supplemental benchmarking input, in addition to the combined data from the full peer set. The Committee reviews all these relevant factors but does not apply a specific weighting to the various factors. In addition, in the case of executives who are recruited to join the Company, the Committee references the executive’s pay at his or her prior employer to facilitate recruitment of top caliber executives. For executives promoted to a new role, the Committee considers opportunities to provide a gradual increase in the compensation package to the market median level over time and with growth in the position.
Tally Sheets.   Comprehensive tally sheets covering each of the Company’s Section 16 reporting officers are provided to the Committee annually in advance of the meeting at which incentive compensation performance targets and award level opportunities are set and at which compensation levels and annual incentive awards are considered and decisions are made. The tally sheets provide a summary for each executive of total targeted and actual compensation levels over a multi-year period, an accumulated summary of outstanding awards, and estimated total payments under alternative separation scenarios. These tally sheets allow the Committee to make prospective pay decisions that are informed by compensation opportunities and earnings for past periods.
2020 Executive Compensation Program
The section provides discussion and analysis of:
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Our 2020 NEO compensation, including target compensation levels and special retention awards;

•
The impact of the Company’s COVID-19 responses on our NEOs’ target compensation;

•
Compensation changes approved in May 2020 upon Scott Kirby’s promotion to CEO and Brett Hart’s promotion to President;

•
The components of our 2020 incentive compensation design; and

•
Long-term performance incentive awards granted in 2018 that vested at the end of 2020.

NEO Target Compensation.    The 2020 salary and incentive compensation award levels were considered and approved by the Committee through the compensation process described above. This included reference to the benchmarking data prepared by and reviewed with Exequity in December 2019, reference to peer compensation levels at American and Delta, and consideration of internal pay parity. The 2020 target compensation opportunities for the NEOs that were approved by the Committee in February 2020 are summarized in the table below.
The 2020 actual compensation levels of our NEOs were substantially below the target levels summarized in the table below as a result of (i) material decreases in base salary as a result of salary waivers and the elimination
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of approved salary increases, (ii) zero payment of the 2020 AIP awards, and (iii)  decline in the value of the 2020 LTI awards, all of which will be settled in Common Stock, which declined during the year as travel demand plummeted due to the impacts of COVID-19. See “—COVID-19 Responses” below.
February 2020 NEO Target Compensation Levels
		Annual Incentive Program		Long-Term Incentive Program
Name	Salary($)	(%)(1)	($)	(%)(1)	Time Vested RSUs ($)	Performance Based RSUs ($)	Total Target Compensation ($)
J. Scott Kirby(2)	900,000	150	1,350,000	700	3,150,000	3,150,000	8,550,000
Brett J. Hart(2)	775,000	106	821,500	375	1,453,125	1,453,125	4,502,750
Gerald Laderman	725,000	106	768,500	375	1,359,375	1,359,375	4,212,250
Linda Jojo	700,000	106	742,000	375	1,312,500	1,312,500	4,067,000
Andrew Nocella	700,000	106	742,000	375	1,312,500	1,312,500	4,067,000
Oscar Munoz(3)	1,250,000	200	2,500,000	840	5,250,000	5,250,000	14,250,000

(1)
The annual and long-term incentive program target compensation levels are calculated as a percentage of the NEO’s base salary.

(2)
In May 2020, in connection with their promotions to CEO and President, respectively, the Committee approved certain compensation changes for Messrs. Kirby and Hart. With respect to Mr. Kirby, the Committee approved an annual base salary of $1,000,000, a target AIP opportunity equal to 250% of base salary and a target LTI opportunity equal to ten times base salary. With respect to Mr. Hart, the Committee approved a target AIP opportunity equal to 175% of base salary and a target LTI opportunity equal to 7.5 times base salary. See “—Promotions to CEO and President Roles” below.

(3)
The above table reflects the annualized CEO target compensation for Mr. Munoz. Under the terms of the Transition Agreement between the Company and Mr. Munoz, during the period May 20, 2020 through the date of the Company’s 2021 Annual Meeting, Mr. Munoz will receive a base salary of $2,000,000. The agreement also specified that his 2020 annual incentive award would be pro-rated through the 2020 Annual Meeting date. Mr. Munoz. is not entitled to any annual or long-term incentive awards after 2020. The 2020 compensation levels for Mr. Munoz were agreed under the terms of his Transition Agreement entered in December 2019 and, in approving Mr. Munoz’s compensation in February 2020, the Committee did not make any changes to those compensation terms. See “—Transition Agreement with Mr. Munoz” below.

In setting the pay levels of the Company’s continuing Section 16 officers in February 2020, the Committee considered each executive’s 2019 pay level; trends in executive compensation, which indicated that pay increased in 2019 and was anticipated to grow at a somewhat higher rate in 2020; and continuing gaps in pay levels for certain of the Company’s officers as compared to market median compensation of officers at similar positions in the peer group, as reflected in the December 2019 benchmarking review. As in prior years, incremental 2020 pay adjustments were primarily focused on long-term incentives. The Committee uses base salary levels and salary adjustments to recognize individual roles and responsibilities. Other factors considered in establishing the 2020 pay levels were a focus on maintaining internal pay relationships (to reflect appropriate relative positioning) and incentive target level consistency (to support teamwork).
The February 2020 target compensation levels for Messrs. Kirby and Hart were established by the Committee with recognition that Mr. Kirby would succeed to the role of CEO and Mr. Hart would succeed to the role of President following the Company’s 2020 Annual Meeting. Although the compensation related to these new roles was anticipated to be considered and approved in May 2020, the Committee approved a February
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2020 salary increase for Mr. Kirby to $900,000 (previously $875,000) and increased the opportunity under his annual incentive from 125% to 150% (calculated as a multiple of base salary).
With respect to Messrs. Hart and Laderman and Ms. Jojo, the Committee kept salary and AIP opportunities at the 2019 target levels and increased the LTI target opportunity from 350% to 375% (calculated as a multiple of base salary). Each of these officers were recognized as strong performers and, as noted above, the long-term incentive is the Committee’s preferred compensation component to adjust to implement pay changes in order to better align pay mix with market comparisons. With respect to Mr. Nocella, the Committee acknowledged that his role had expanded to include sales and was anticipated to further expand in 2020. As such, the Committee approved a 2020 salary increase for Mr. Nocella to $700,000 (from $625,000) (to be effective April 1, 2020) and an increase in his LTI target opportunity from 300% to 375% (calculated as a multiple of the new 2020 base salary). The salary change for Mr. Nocella that was approved in February 2020 to be effective in April 2020 was not implemented in 2020 as a result of the Company’s aggressive liquidity and cost cutting initiatives. See “—2020 COVID-19 Responses” below.
2020 Special Retention Awards.   In reviewing the 2020 compensation for the NEOs, in addition to annual target compensation levels, the Committee also considered the need to address retention risks related to Ms. Jojo and Mr. Nocella. In light of these concerns, one-time long-term incentive awards were considered and approved by the Committee. The Committee approved a special time-vested and stock-settled RSU award for Mr. Nocella in the amount of $2,000,000 and for Ms. Jojo in the amount of $1,000,000. To encourage retention, these awards vest in one-third increments on the third, fourth and fifth anniversary of the grant date, subject to the NEO’s continued employment through the vesting date. The retention awards are not included in the above table because these are one-time special awards that are not reflective of the annual target compensation levels. See “—Grants of Plan Based Awards Table” for further information.
COVID-19 Response.   The 2020 intended target compensation levels of our NEOs as approved by the Committee in February 2020 and described above were significantly and adversely impacted by the coronavirus pandemic and the Company’s responses to improve liquidity and reduce cash burn. The impacts of the Company’s COVID-19 responses on our NEO compensation are described below.
In late February 2020, following news of the spread of COVID-19 to Italy, management of the Company began providing regular updates to the Board to address the impacts of the virus on previous forecasts. By mid-March, the velocity of travel decline had accelerated rapidly, and the Company had begun aggressive efforts to enhance liquidity and reduce costs.
Messrs. Kirby, Hart and Munoz each waived portions of their base salaries in recognition of the impact of the COVID-19 pandemic on the Company’s business and to lead by example. Mr. Kirby waived 100% of his base salary from March 10, 2020 through the end of 2020. Beginning on March 16, 2020, Mr. Hart waived 50% of his base salary in his role as the Company’s Executive Vice President and Chief Administrative Officer and, in connection with his transition to the role of President, waived 100% of his base salary from May 20, 2020 through the end of 2020. Mr. Munoz waived 100% of his base salary from March 10, 2020 through June 30, 2020. For the remainder of our officer group, salaries were reduced by 50% beginning March 16, 2020 and then by 25% through the third quarter of 2020. In addition, all salary increases that were scheduled to become effective on April 1, 2020 were suspended, including the salary increase for Mr. Nocella. The total salary amounts waived during 2020 were as follows (including reference to the percent of total annual salary that was waived for 2020): Mr. Kirby—$784,470 (82%); Mr. Hart—$545,737 (70%); Mr. Laderman—$151,057 (21%); Mr. Nocella—$130,224 (21%) (not including the salary increase that was not implemented); Ms. Jojo—$145,852 (21%); and Mr. Munoz—$473,520 (28%). The actual salary earned by each of our NEOs for 2020 are set forth in the 2020 Summary Compensation Table below.
In addition, no payments were made under our 2020 AIP. The target level of the 2020 AIP awards approved in February 2020, for which no payments were made, are set forth in the table above, with the target AIP amount shown for Mr. Nocella calculated based on the 2020 salary level that was not implemented. The
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February 2020 AIP target opportunities for Messrs. Kirby and Hart do not reflect the increased opportunities related to their 2020 promotions, as described below.
Promotions to CEO and President Roles.   On May 21, 2020, in connection with the expanded responsibilities of Mr. Kirby upon his transition to the role of CEO and of Mr. Hart upon his transition to the role of President, the Committee approved certain compensation changes for both officers. The Committee approved an annual compensation package for Mr. Kirby with an annual base salary of $1,000,000, a target AIP opportunity equal to 250% of base salary and a target LTI opportunity equal to ten times base salary. With respect to Mr. Hart, the Committee approved an annual compensation package with an annual base salary of $775,000 (which was unchanged from his prior role), a target AIP opportunity equal to 175% of base salary and a target LTI opportunity equal to 7.5 times base salary. These compensation changes were largely not reflected in 2020 compensation paid to Messrs. Kirby and Hart since Messrs. Kirby and Hart both waived 100% of their base salaries though the end of 2020, the Company did not make any payout with respect to the 2020 AIP awards and the new LTI opportunity was reduced and pro-rated based only on the portion of the year that each executive would serve in his new role (as further described in the following paragraph).
The table below sets forth the annualized target compensation levels for Messrs. Kirby and Hart in connection with their promotions to CEO and President, respectively. As a result of the CARES Act limitations on executive compensation, the Company is prohibited from providing our NEOs the full value of their target compensation levels during the CARES Act restricted period.
		Annual Incentive Program		Long-Term Incentive Program		Total Target Compensation
Name	Salary ($)	(%)	($)	(%)	($)	($)
J. Scott Kirby	1,000,000	250	2,500,000	1,000	10,000,000	13,500,000
Brett J. Hart	775,000	175	1,356,250	750	5,812,500	7,943,750
Based on these new compensation levels, and consistent with its customary practice, the Committee approved and granted LTI awards in May 2020 in the amount of $2,285,000 for Mr. Kirby and $1,800,000 for Mr. Hart. The amounts of these awards reflect the offset of the regular LTI awards received in February 2020 and represent the new LTI opportunity only for the portion of the year that the officers would serve in their new roles. These incremental promotion LTI awards were in the form of time-vested and stock-settled RSUs that vest ratably over a three-year period based on continued service on February 28, 2021, 2022 and 2023.
Mr. Kirby’s base salary and target compensation level approved by the Committee for his service as the Company’s CEO are lower than the base salary and target compensation level for Oscar Munoz’s service as the Company’s CEO immediately prior to Mr. Kirby’s appointment. In addition, the base salary and target compensation level approved by the Committee for Mr. Hart for his service as the Company’s President are lower than the base salary and target compensation level for Mr. Kirby for his service in the role of President. In addition, the role of Executive Vice President and Chief Administrative Officer was not replaced upon Mr. Hart’s transition to the role of President.
Transition Agreement with Mr. Munoz.   On December 4, 2019, the Company entered into a Transition Agreement with Mr. Munoz (the “Transition Agreement”) reflecting the terms and conditions of the transition and Mr. Munoz’s employment. The Transition Agreement provided for Mr. Munoz to continue to serve as CEO and a director of the Company through the 2020 Annual Meeting. During this period, Mr. Munoz’s employment was governed by the terms and conditions of his employment agreement, dated December 31, 2015, with the Company and United Airlines (as amended, the “Employment Agreement”). The Transition Agreement contemplates that Mr. Munoz will serve as Executive Chairman and remain a director of the Company until the date of the 2021 Annual Meeting. During the period beginning on the date of the 2020 Annual Meeting and continuing through the 2021 Annual Meeting (the “First Transition Period”), the Transition Agreement provides that Mr. Munoz will receive a base salary at an annual rate of $2,000,000 and will generally continue to be eligible to participate in senior executive-level employee benefit programs. If any payment had been earned, Mr. Munoz’s
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2020 AIP award would have been prorated for his executive service through the 2020 Annual Meeting. Mr. Munoz is not entitled to receive any annual incentive compensation with respect to any year after 2020 or any grants of long-term incentive compensation following the 2020 Annual Meeting. As of the date of the 2021 Annual Meeting, Mr. Munoz will transition from his role as Executive Chairman and as a director of the Company, and will continue as a non-officer employee until March 1, 2022 (such period, the “Second Transition Period”). During the Second Transition Period, Mr. Munoz will receive a base salary at an annual rate of $360,000 and will be eligible to participate in those employee benefit programs that are generally available to non-officer employees of the Company.
2020 Incentive Compensation Design.   The table below sets forth the key components of United’s 2020 incentive compensation programs as approved by the Committee in February 2020.
2020 Annual Incentive Program Awards.   The graphic below outlines the key elements of the 2020 AIP awards.
No amounts were paid under the Company’s 2020 AIP as a result of the Company’s $7.1 billion 2020 net loss.
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Each of the NEOs participated in the Company’s 2020 AIP, an annual cash incentive program adopted pursuant to the Company’s 2017 Incentive Compensation Plan (the “2017 plan“). In order for a payment to be made under the 2020 AIP awards, the Company’s 2020 pre-tax income was required to meet or exceed the entry level pre-tax income established by the Committee. As a risk mitigation factor, payment under the AIP also required that the Company must have an adequate level of unrestricted cash at the end of the performance period, as determined by the Committee. The 2020 AIP awards permitted exercise of negative discretion by the Committee to reduce award payments and included an individual performance modifier through which the Committee could adjust payment to zero or increase the payment to a maximum 200% payout based on individual performance considerations.
The 2020 AIP awards were structured with an individual target opportunity granted to each participant (based on a percentage of base salary), with an entry payout equal to 50% of the target opportunity, target payout equal to 100% of the target opportunity, and stretch payout equal to 200% of the target opportunity.
2020 AIP Performance Metrics.   As in prior years, a financial metric, based on pre-tax income, represented the largest percentage of the 2020 AIP opportunity (60% of the target opportunity). The 2020 AIP awards also focused on performance measures that are linked to the satisfaction of our customers throughout their travel experience with United: NPS survey results (20% of the target opportunity) and operational performance based on our monthly #1 D:00 performance by location as compared to relevant industry peers (20% of the target opportunity).
Financial Metric.
Pre-tax Income.   The pre-tax income performance goals, representing 60% of the target AIP opportunity, were entry—$2.6 billion, target—$3.667 billion, and stretch—$4.8 billion. The target level goal was based on the Company’s 2020 full year expectations at the time the performance conditions were established in February 2020. The 2020 AIP design included a fuel price adjustment feature pursuant to which the Company’s pre-tax income level would be adjusted if and solely to the extent that the Company’s actual 2020 fuel prices varied by more than 5% as compared to the February 2020 fuel prices included in the financial model used to establish the pre-tax income goals.
Customer Metrics.
Net Promoter Score.   The Company is intently focused on transforming the United brand into the preferred choice for airline travel. In the 2020 AIP awards, the NPS performance goal, which had been introduced in 2019, was expanded to 20% of the target AIP opportunity. The NPS metric is intended to move beyond transactional satisfaction to measuring changes in how customers feel about the United brand.
The 2020 NPS performance was based on internal surveys which reflect the Company’s flying population and calculate the number of promoters and detractors when answering the question “How likely are you to recommend United Airlines to a friend, relative, or colleague?” To balance survey response levels, the responses are stratified to match our A:00 performance and the mix of mainline and United Express customers, are balanced between domestic and international, and are normalized to match our 2018 Basic Economy mix to provide consistency in year-to-year comparisons. The 2020 goals were set in consideration of the results achieved in 2019 and with reference to projections for 2020. To encourage continued focus on this metric, the entry level goal was set to be reasonably achievable through maintaining 2019 performance results, the target level goal was set to be achievable with continued positive improvement, and the stretch level was set to be substantially higher than 2019 levels but was considered to be achievable given the Company’s momentum and the customer investments that were then planned to be executed in 2020.
#1 D:00 by Location.   The D:00 operational metric was selected because on-time departure results are strongly correlated to customer satisfaction. For 2020, this operational performance metric,
2021 Proxy Statement	55

representing 20% of the target opportunity, was measured based on the number of months of achievement of #1 D:00 performance at hub cities, domestic line stations and international line stations as compared to the leading competitor(s) at each location. This performance measure was designed to mitigate for performance variations related to location specific characteristics, such as local airport capacity, infrastructure and the air traffic control environment. These competitive set matches also correlate to how we daily manage our business. To measure 2020 performance, #1 D:00 results were compared across nine locations for a total of 108 annual competitive matches and the Company provided one point for each monthly #1 D:00 win across the nine locations. The performance goals were entry—44 points, target—57 points, and stretch—72 points. These goals were set by the Committee with reference to five years of performance history across the nine locations.
2020 AIP Performance Results.   No amounts were paid under the Company’s 2020 AIP as a result of the Company’s $7.1 billion 2020 net loss.
The combined 2020 performance relating to pre-tax income, NPS and #1 D:00 by location operational goals resulted in achievement at 52% of the total target opportunity; however, no payouts were made under the 2020 AIP.
•
Pre-tax Income.   The Company reported a net loss of $7.1 billion for the full year 2020. No amounts were paid under the 2020 AIP as a result of this financial loss.

•
Net Promoter Score.   The Company’s 2020 NPS results exceeded 2019 levels of improvement and the Company achieved the stretch level goal (representing 200% of target and 40% of the total target AIP opportunity).

•
#1 D:00 by Location.   With respect to the D:00 operational performance goal, the Company achieved between the entry and target level with 46 points or “wins” of #1 D:00 performance across the total 108 annual competitive sets (representing 58% of target and 12% of the total target AIP opportunity).

2020 Long-Term Incentive Awards.   The graphic below outlines the key elements of the 2020 LTI awards.
All the long-term incentives granted in 2020 are stock-settled and thus are directly linked to the Company’s stock price performance. Under the design approved by the Committee in February 2020, the long-term incentive target opportunity was equally divided between the following two awards:
•
Performance-Based RSUs (stock-settled): Designed to reward both the Company’s absolute pre-tax margin performance (60% of the target performance opportunity) and quarterly NPS relative to American and Delta (40% of the target performance opportunity); and

•
Time-vested RSUs (stock-settled): Intended to align executives’ interests with the creation of stockholder value and retain executives over the three-year vesting period.

56	2021 Proxy Statement

In recognition of the extreme uncertainty created by the COVID-19 pandemic, and the inability to reliably forecast financial and operational results in the current environment, 2020 long-term incentive awards granted after February 2020 were made exclusively in the form of time-vested awards, including the awards granted to Mr. Kirby when he was promoted to CEO and the awards granted to Mr. Hart when he was promoted to President, both of which occurred in May 2020.
2020 Performance-Based RSUs.    For 2020, the Committee included a financial performance metric (60% of the long-term performance target opportunity) and, new for 2020, a customer satisfaction metric (40% of the long-term performance target opportunity).
The 2020 Performance-Based RSU awards have an entry opportunity equal to 50% of the target award value, a target opportunity of 100% of the target award value, and a maximum or “stretch” opportunity equal to 200% of the target award value. Payment opportunities under awards are subject to linear interpolation between performance levels. In accordance with ASC Topic 718, Compensation—Stock Compensation (“ASC Topic 718”), and as noted in the 2020 Summary Compensation Table below, the grant date fair value is reflected at the target level based on the deemed probability of satisfaction of the required performance conditions as of the grant date.
Financial Metric.
Absolute Pre-tax Margin.   The financial portion of the 2020 Performance-Based RSU awards retains a focus on pre-tax margin goals, similar to prior years, but moves away from measuring our performance relative to an industry peer group to measuring the Company’s absolute pre-tax margin performance. This design change was intended to create additional focus on executing the Company’s unique long-term financial goals consistent with communications to our investors. In recognition of the uncertainty surrounding the Company’s 2020 financial plan in light of the early impacts of the then emerging novel coronavirus in Asia, measurement of the Company’s pre-tax margin results for the 2020-2022 performance period were set by excluding 2020 from the three-year calculation. The Company’s relative pre-tax margin performance remains an important focus and is the sole performance metric used for long-term performance awards granted in 2018 and 2019.
The target level pre-tax margin performance goal for the 2020-2022 performance period was set by the Committee so that executives would earn market-competitive rewards (“target” level) for achieving pre-tax margin results representing the average of forecast levels and aligned with the Company’s then relevant earnings per share guidance provided to investors. The entry and stretch levels represented a range of 14% below and above target level. The goals do not include any adjustments for fuel prices. Assumptions that were included in setting the goals were that the impact of COVID-19 would not get worse or become a global pandemic and that the B-737 MAX aircraft would be returned to service in September 2020 (these were referenced as the “baseline assumptions” with respect to the 2020 awards). In evaluating the uncertainties related to 2020, the Committee approved the goals by excluding 2020 results from the three-year measurement.
The following definitions are relevant for calculating the Company’s pre-tax margin performance under the 2020 Performance-Based RSU awards:
“Pre-tax margin” means the Company’s reported Pre-tax Income (defined below) divided by the Company’s revenue (determined on a consolidated basis based on the regularly prepared and publicly available statements of operations of the Company prepared in accordance with applicable accounting rules), averaged for calendar 2021 and 2022 and excluding 2020 results during the 2020-2022 performance period; provided, however, that such revenue for each calendar year will be adjusted to exclude any item determined to be special, extraordinary or unusual in nature or infrequent in occurrence as determined by the Committee in accordance with applicable accounting rules.
2021 Proxy Statement	57

Based on information available at the time the 2020 goals were established, the Committee assumed that the 2020 impact of COVID-19 and the continued grounding of the B-737 MAX in 2020 each qualify as excluded items for this purpose, to the extent that the impacts of COVID-19 and B-737 MAX grounding exceed the “baseline assumptions.” For this purpose, the entry, target, and stretch levels assume the degree of impact of COVID-19 and the B-737 MAX grounding to be equal to the baseline assumptions described above.
“Pre-tax Income” means, for each calendar year, the Company’s aggregate consolidated net income adjusted to exclude reported income taxes of the Company for such year. Pre-tax Income shall be determined based on the regularly prepared and publicly available statements of operations of the Company prepared in accordance with applicable accounting rules; provided, however, that Pre-tax Income shall be adjusted to exclude (i) write-offs of assets (including aircraft and associated parts), (ii) one-time gains or losses from the disposal of assets, and (iii) any other item of gain, income, loss, or expense determined to be special, extraordinary or unusual in nature or infrequent in occurrence, in each case under clauses (i), (ii) and (iii) as determined by the Committee in accordance with applicable accounting rules.
Customer Metric.
Relative NPS.   The customer centric portion of the 2020 Performance-Based RSU awards measures the Company’s relative NPS results as compared to American and Delta using third party survey results. This metric was selected to further emphasize the Company’s focus on building the United brand into the preferred airline of choice for travelers. Performance results for this metric are measured based on the quarterly NPS differences between United and each of American and Delta. The results are averaged over the 12 quarters of the performance period and compared to relative NPS results from the fourth quarter of 2019 as a baseline. In addition, the Committee has discretion to consider results based on other external survey sources.
To encourage continued focus on the NPS metric, the NPS goal for the 2020-2022 performance period was set by the Committee so that the entry level would be reasonably achievable through maintaining performance slightly higher than 2019 results, the target level goal was set to be achievable with continued positive improvement, and the stretch level was set to be substantially higher than 2019 levels but was considered to be achievable given the Company’s momentum and the Company’s planned customer investments and focus. The target and stretch levels both require the Company to significantly improve its relative positioning versus competitors.
Time-vested RSUs.   The other portion of the 2020 long-term incentive opportunity was delivered in the form of time-vested and stock-settled RSU awards that vest in one-third increments on February 28, 2021, 2022 and 2023. These awards were granted pursuant to the Company’s 2017 Plan and the number of RSUs granted was calculated based on the target opportunity value divided by the closing price per share of Common Stock on the date of grant, rounded up to the nearest whole share.
Settlement of Long-term Incentives for the 2018-2020 Performance Period.   The long-term incentive awards granted in 2018 divided the target opportunity equally between Performance-Based RSUs based on relative pre-tax margin performance and time-vested RSUs. The 2018 relative pre-tax margin awards, which had a performance period of January 1, 2018 through December 31, 2020, were cash-settled Performance-Based RSU awards and had the following performance goals using relative improvement in pre-tax margin as the metric: entry—peer group change in pre-tax margin plus 74 basis points; target—peer group change in pre-tax margin plus 148 basis points; and stretch—peer group change in pre-tax margin plus 266 basis points. As a risk mitigation factor, the awards also required that the Company must have an adequate level of unrestricted cash at the end of the performance period, as determined by the Committee. For the 2018-2020 performance period, our relative pre-tax margin (as compared to the baseline year 2017) exceeded the industry peer group by 377 basis points resulting in performance above the stretch goal (200% of target).
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Under the Performance-Based RSU program, pre-tax margin is calculated based on pre-tax income divided by revenue, and pre-tax income is adjusted to exclude (i) write-offs of assets (including aircraft and associated parts), (ii) one-time gains or losses from the disposal of assets and (iii) any other item of gain, income, loss or expense determined to be special, extraordinary or unusual in nature or infrequent in occurrence. The peer group calculations are based on publicly available financial statements for each industry peer company, as adjusted for such items as identified in such publicly available financial statements and subject to determination of the Committee. The accounting rules related to revenue recognition were changed for financial reporting periods beginning on or after January 1, 2018. Performance under the 2018 awards was measured based on the prior accounting rules for 2017 (the baseline year), consistent with the long-term incentive awards granted in 2016 and 2017.
In accordance with the terms of the award agreements, the 2018 relative pre-tax margin Performance-Based RSUs were settled in cash in the first quarter of 2021 following review and certification by the Committee of the level of performance achieved. The 20-day average closing price per share of Common Stock immediately preceding December 31, 2020 was $46.38. Payment of these awards is included in the “Option Exercises and Stock Vested for 2020” table below.
Other Compensation Components
Retirement Benefits.   The Company maintains a tax qualified 401(k) plan and an excess 401(k) cash direct and cash match program for management and administrative employees, including the named executive officers. We believe these benefits encourage retention and are part of delivering an overall competitive pay package necessary to recruit and retain talented executives.
Perquisites.   We offer our officers certain perquisites that we believe are generally consistent with those provided to executives at similar levels at companies within the airline industry and general industry groups. We believe that providing certain benefits to our executives, rather than cash, enhances retention, results in a cost savings to the Company and strengthens our relationships with our executives. For example, travel privileges on United flights provide the opportunity to become familiar with our network, product, and locations and to interact with customers and employees. The incremental cost to the Company of providing such flight benefits is minimal, while we believe the value of these benefits to the officers is perceived by them to be high. Consistent with historic practice and the travel policies at other airlines, the Company provides tax indemnification on the travel benefits provided to active and certain former officers. The Company has eliminated tax indemnification for post-separation perquisites provided to officers who were not officers as of the date the policy was adopted. The tax indemnification provided to each of the NEOs is subject to an annual limit. Other benefits are primarily linked to maintaining the health of our executives and to financial and tax planning assistance. Please refer to the “All Other Compensation” column of the 2020 Summary Compensation Table and the footnotes thereto for additional information regarding perquisites.
Other Executive Compensation Matters
Severance Plans.   We maintain standardized severance plans for our officers that are applicable by officer level and set forth the benefits, terms and conditions that apply upon officer termination events. Each of our NEOs other than Mr. Munoz are covered by the terms of the Company’s Executive Severance Plan. With respect to Mr. Munoz, his compensation and separation benefits in connection with his transition from CEO to Executive Chairman are set forth in a Transition Agreement entered in December 2019.
Based on the advice of Exequity, we believe that our severance benefits are in line with market practices and provide appropriate levels of compensation and terms and conditions related to executive separations. Further, we believe that these arrangements are an important component of our compensation packages in terms of attracting and retaining top caliber talent in senior leadership roles and in defining terms and conditions of executive separation events. See “Potential Payments upon Termination or Change in Control” below for a discussion and estimate of the potential compensation and benefits provided pursuant to these arrangements.
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Recoupment of Earned Awards/“Claw-back” Policy.   The Company maintains an enhanced claw-back policy previously approved by the Committee that applies to annual and long-term incentive compensation of covered executives upon specified triggering events. The policy provides the Committee with discretion to require the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award to a covered executive if the Committee determines that a covered executive engaged in misconduct that resulted in a material violation of (i) federal or state law that caused a material adverse impact to the Company’s financial statements or reputation or (ii) the Company’s Code of Ethics and Business Conduct that caused a material adverse impact to the Company’s financial statements or reputation. All our NEOs, as well as any other “executive officer” as defined under Rule 3b-7 under the Exchange Act are covered by the enhanced claw-back policy. The policy includes a three-year look back period from the time of a triggering event. In addition, all our annual and long-term incentive award programs include claw-back provisions requiring the return of incentive payments in financial restatement situations to the extent necessary to comply with applicable law including, without limitation, the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any SEC rule.
Stock Ownership Guidelines.   The personal financial situation of each of our officers is highly linked to the interests of our stockholders and the financial success of the Company. In recognition of our officers’ need to manage their personal financial situations in response to the coronavirus pandemic, the Committee currently has temporarily suspended the Company’s officer stock ownership guidelines. This suspension is intended to aid in officer retention by offering flexibility to stay with the Company and make personal financial decisions in light of the significant reductions to their 2020 compensation packages, including flexibility to sell Company stock. The Committee has not eliminated the ownership guidelines and will continue to monitor progress toward ownership levels and reconsider activating the guidelines based on the industry financial environment and the impacts of officer compensation limits under the CARES Act.
The suspended officer stock ownership guidelines are based on a multiple of base salary as follows:
•
CEO—6x base salary;

•
President—4x base salary;

•
Executive Vice President (“EVP”)—3x base salary;

•
Senior Vice President (“SVP”)—2x base salary; and

•
Vice President (“VP”)—1x base salary.

Although the guidelines have been suspended, all of our NEOs were in compliance with the guidelines as March 31, 2021. We also maintain stock ownership guidelines that apply to our non-employee directors, which are described in “2020 Director Compensation.”
Securities Trading Policy; Prohibition on Pledging and Hedging.   Our securities trading policy prohibits speculative and derivative trading and short selling with respect to our securities by all officers and directors. Our securities trading policy also prohibits pledging and hedging Company securities by our officers and directors. See also “Corporate Governance—Prohibition on Pledging and Hedging” above.
Preview of 2021 Executive Compensation Program
On February 25, 2021, the Committee approved the Company’s 2021 executive compensation program (“2021 Program”). The 2021 Program is designed to be aligned with the Company’s recovery efforts from the COVID-19 pandemic and the related impacts on the global economy and the travel industry in particular. As described further below, the recovery design of the 2021 Program includes short-term and long-term incentive awards. The 2021 Program maintains salary and compensation levels linked to short-term performance goals but significantly reduces the intended levels of long-term equity incentives granted to our executives in
60	2021 Proxy Statement

order to comply with the compensation limits of the CARES Act. As a result of this reduction in long-term equity incentives, the compensation component levels under the 2021 Program differ as compared to our traditional and intended compensation levels.
As noted above, the annual total target compensation levels for our executives are set with reference to market practices of a peer group of companies and the benchmarking results are balanced with additional factors, such as each executive’s experience, knowledge, skills, roles and contributions to the Company. The Committee also considers internal pay parity among our executives. As a result of the CARES Act limitations on executive compensation, the Company is prohibited from providing our executives the full value of the intended compensation levels during the CARES Act restricted period. The 2021 Program is designed to motivate and retain our executives while complying with the compensation limits under the CARES Act. The Company will continue to monitor and administer its executive compensation programs to be in compliance with the CARES Act limits.
Short-term Incentives.   On February 25, 2021, the Committee authorized short-term performance-based RSU awards (“Recovery Performance RSUs”). Under the Recovery Performance RSUs, the Committee established short-term performance goals based on financial and customer satisfaction metrics that are deemed critical to the Company’s success as it emerges from the worst crisis in the history of the aviation industry. The equity design of the Recovery Performance RSUs places emphasis on Company stock price performance and is designed to further support alignment of interests between our executives and stockholders.
Generally, a recipient of a Recovery Performance RSU award must remain continuously employed from the date of grant through the last day of the performance period in order to be eligible for vesting of the award. However, if the recipient’s employment is terminated by reason of death or disability, then the award will vest on a pro-rated basis (based on the number of days worked during the performance period and assuming achievement at the target level).
Long-term Equity Incentives.   The Committee sets the intended long-term equity compensation levels as an element of the annual total target compensation package based on the peer benchmarking results and other factors referenced above. However, in designing the 2021 Program, the Committee determined that it was appropriate to implement the required CARES Act compensation limits through reductions to the target grant level of the long-term equity awards. The 2021 reductions to the long-term equity awards to comply with the CARES Act limits are detailed in the table below.
Name	Intended 2021 LTI Equity Award Level ($)	Actual 2021 LTI Equity Award Level ($)(1)	Reduction For CARES Act Limit ($)
J. Scott Kirby	$10,000,000	$6,230,178	$3,769,822
Brett J. Hart	$5,812,500	$1,255,987	$4,556,513
Gerald Laderman	$2,718,750	$1,665,313	$1,053,437
Andrew Nocella	$2,625,000	$1,430,643	$1,194,357
Linda Jojo	$2,625,000	$1,696,842	$928,158

(1)
The entire 2021 LTI equity award for Mr. Hart and a portion of the 2021 LTI equity award ($1,574,184) for Mr. Kirby will not be granted until a later date in accordance with the requirements of the CARES Act, which counts and restricts total compensation on a rolling 12-month basis.

As noted above, in order to support continued alignment with the Company’s stockholders, the short-term incentive component is being delivered entirely in equity. In addition, while the short-term component of the 2021 Program emphasizes performance goals deemed critical to the Company’s emergence from the COVID-19 pandemic, the 2021 long-term incentive retains the time-vested equity component included in the
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Company’s long-term incentive design in prior years. The time-vested equity component enhances stability of the long-term incentive by reducing volatility (as compared to performance-based awards), which is expected to enhance retention value, while assuring that a significant portion of compensation is directly linked to the Company’s stock price performance.
Vesting of the time-vested RSUs is subject to the employee’s continued employment with the Company or its subsidiaries from the date of grant through each vesting date (except as otherwise provided by the Committee or as provided in the 2017 Plan). The time-vested awards under the 2021 Program vest in six-month increments over a two-year period (on August 31st and February 28th) beginning in August 2021. The Committee established this vesting schedule in consideration of the significant reduction in the long-term equity incentives under the 2021 Program as compared to the intended levels under the Company’s traditional total compensation design. In addition, this vesting schedule is balanced by the extended vesting period of the long-term contingent cash awards (described below), which include a vesting condition that may extend for more than five years.
Consistent with our prior long-term incentive design, if the employee remains continuously employed by the Company or an affiliate from the date of grant until the date upon which a qualifying event (which is generally a termination of employment within two years following a change of control of the Company under circumstances entitling the employee to a cash severance payment) occurs, then on the date of such qualifying event the employee’s rights with respect to all RSUs that are not then vested will become vested and all restrictions on such RSUs will lapse. Further, if the employee’s employment is terminated by reason of death or disability, then all RSUs that are not then vested will fully vest.
Long-term Contingent Cash Awards.   On February 25, 2021, the Committee also approved long-term contingent cash awards (the “Long-Term Cash Awards”) in recognition of the Company’s need to reward and retain its management team as it continues to navigate the Company’s responses to the COVID-19 pandemic. The Committee approved Long-Term Cash Awards to each of the continuing NEOs with a contingent payment opportunity equal to three times the executive’s base salary level at the time of grant. Under the terms of the Long-Term Cash Awards, payment of the award is contingent upon the recipient’s continued employment with the Company through the later of (i) three years from the date of award or (ii) the expiration of the CARES Act restricted period. If the recipient’s employment is terminated by reason of death or disability, then the Long-Term Cash Award is payable in full to the recipient or his or her estate.
In making the determination to grant the Long-Term Cash Awards, the Committee considered concerns related to the need to retain and reward our management team throughout the current crisis, considerations related to compensation benchmarking and internal and external pay parity, and management’s voluntary waivers of significant salary amounts in 2020. The Long-Term Cash Awards are intended to enhance our ability to retain our management team during this time of unprecedented challenges for the Company and the airline industry as a whole, particularly as our management team has marketable skills that are highly valued and transferable to other companies, including companies in industries that have not been as adversely impacted by COVID-19.
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Compensation Committee Report
The Compensation Committee has reviewed and discussed the CD&A with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement and the 2020 Form 10-K.
Respectfully submitted,
James M. Whitehurst, Chairperson
Carolyn Corvi
James A. C. Kennedy
David J. Vitale
2021 Proxy Statement	63

2020 Summary Compensation Table
The following table provides information regarding (i) each person who served as the Company’s principal executive officer during 2020 (Scott Kirby and Oscar Munoz), (ii) the Company’s principal financial officer during 2020 (Gerry Laderman), and (iii) the three other most highly compensated executive officers in 2020 (Brett Hart, Andrew Nocella and Linda Jojo) determined in accordance with applicable SEC disclosure rules. The table provides information for 2020 and, to the extent required by applicable SEC disclosure rules, 2019 and 2018.
As announced in December 2019, Mr. Kirby became CEO of the Company at the 2020 Annual Meeting and at that time Mr. Munoz transitioned to the role of Executive Chairman. As of the date of the 2021 Annual Meeting, Mr. Munoz will transition from his role as Executive Chairman and as a director of the Company and will continue as a non-officer employee until March 1, 2022.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value ($)(4)	All Other Compensation ($)(5)	Total ($)
J. Scott Kirby Chief Executive Officer	2020	167,716	—	8,585,093	—	—	—	139,045	8,891,854
	2019	875,000	—	4,593,876	9,700,000	1,378,125	—	232,484	16,779,485
	2018	875,000	—	2,734,433	—	1,664,589	—	185,392	5,459,414
Brett J. Hart President	2020	229,263	—	4,706,354	—	—	—	110,152	5,045,769
	2019	775,000	—	2,034,466	—	1,035,090	—	177,934	4,022,490
	2018	775,000	—	1,162,514	—	1,304,608	—	157,457	3,399,579
Gerald Laderman Executive Vice President and Chief Financial Officer	2020	573,943	—	2,718,804	—	—	9,217	172,361	3,474,325
	2019	718,750	—	1,903,197	—	800,064	—	199,318	3,621,329
	2018	579,271	156,250	706,902	—	954,167	—	160,946	2,557,536
Andrew Nocella Executive Vice President and Chief Commercial Officer	2020	494,776	—	4,625,056	—	—	—	115,452	5,235,284
Linda Jojo Executive Vice President, Technology and Chief Digital Officer	2020	554,153	—	3,625,046	—	—	—	131,080	4,310,279
Former CEO: Oscar Munoz Executive Chairman	2020	1,239,594	—	10,500,146	—	—	—	358,953	12,098,693
	2019	1,250,000	—	8,062,572	—	2,887,500	—	442,933	12,643,005
	2018	1,250,000	—	5,250,024	—	3,804,775	—	189,033	10,493,832

(1)
Scott Kirby, our CEO, Brett Hart, our President, and Oscar Munoz, our former CEO, each waived 100% of his 2020 base salary for portions of 2020 in recognition of the impact of the COVID-19 pandemic on the Company’s business and to lead by example. The total salary amounts waived during 2020 were as follows (including reference to the percent of total annual salary that was waived for 2020): Mr. Kirby—$784,470 (82%) Mr. Hart—$545,737 (70%); Mr. Laderman—$151,057 (21%); Mr. Nocella—$130,224 (21%); Ms. Jojo—$145,852 (21%); and Mr. Munoz—$473,520 (28%). In addition, Mr. Nocella did not receive the 2020 salary increase that was originally approved for him and which was to become effective on April 1, 2020.

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(2)
For each named executive officer, the amount shown represents the grant date fair value of 2020 long-term incentive awards determined in accordance with ASC Topic 718. The Company’s 2020 long-term incentives value was structured equally in time-vested RSUs and in Performance-Based RSUs with performance based on the Company’s pre-tax margin and relative NPS performance over a three-year performance period ending December 31, 2022.

Time-vested RSUs.   For the time-vested RSU awards, the grant date fair value was calculated by multiplying the number of RSUs awarded by the closing price per share of Common Stock on the date of grant. See the footnotes to the Grants of Plan-Based Awards for 2020 table below for the share price on the date of grant.
Performance-Based RSUs.   In accordance with the SEC disclosure rules, the aggregate grant date fair value of the Performance-Based RSUs has been determined based on the probable satisfaction of the performance condition for those awards as of the date of grant and the closing price per share of Common Stock on the date of grant. In accordance with ASC Topic 718, the grant date fair value of the 2020 Performance-Based RSUs is calculated at the target level of performance based on the probable satisfaction of the required Company pre-tax margin and relative NPS performance conditions as of the grant date.
The following table reflects the aggregate grant date fair value of the 2020 Performance-Based RSUs at the maximum or “stretch” performance level (200% of the target level), using the closing price of $78.01 per share of Common Stock on the February 21, 2020 grant date.
Maximum Value ($)
J. Scott Kirby	6,300,088
Brett Hart	2,906,340
Gerald Laderman	2,718,804
Andrew Nocella	2,625,036
Linda Jojo	2,625,036
Oscar Munoz	10,500,146

(3)
No payments were made under our 2020 AIP. The target level of the 2020 AIP awards approved in February 2020, for which no payments were made, were as follows: Mr. Kirby—$1,350,000; Mr. Hart—$821,500; Mr. Laderman—$768,500; Mr. Nocella—$742,000; Ms. Jojo—$742,000; and Mr. Munoz—$2,500,000. The AIP opportunities for Messrs. Kirby and Hart were increased in May 2020 in connection with their promotions, however, because each of them had waived his base salary through year-end 2020, there was no incremental 2020 AIP award applicable to these changes. See footnote 1 to the Grants of Plan-Based Awards for 2020 table below. The foregoing target 2020 AIP amount for Mr. Nocella was calculated based on the 2020 salary level intended to become effective on April 1, 2020 that was not implemented as a result of the Company’s responses to the COVID-19 pandemic. If any payment had been earned, Mr. Munoz’s AIP award would have been pro-rated based on the time he served in the CEO role.

(4)
Prior to the 2010 merger, Mr. Laderman participated in pension benefits provided as part of the compensation program of Continental Airlines, including the Continental Retirement Plan (“CARP”) and a pre-merger supplemental executive retirement plan (“SERP”). None of the other named executive officers participate in the pension benefits. The amounts are calculated based on the difference in the present value of accumulated benefits determined as of December 31, 2020 and December 31, 2019. These benefits are frozen, but the values of the frozen benefits continue to fluctuate based on changes in actuarial assumptions and the passage of time. See “Narrative to Pension Benefits Table” below for a discussion of the assumptions used to calculate the present values of these pension benefits and further information on the provisions of the plans.

2021 Proxy Statement	65

(5)
The following table provides details regarding amounts disclosed in the “All Other Compensation” column for 2020:

Name	Insurance Premiums Paid by Company ($)(a)	401(k) Company Contributions ($)(b)	401(k) Cash Direct and Cash Match Program ($)(b)	Perquisites and Other Benefits ($)(c)	Tax Indemnification ($)(d)	Total ($)
J. Scott Kirby	8,276	18,525	81,955	17,418	12,871	139,045
Brett J. Hart	5,566	18,525	63,658	14,821	7,582	110,152
Gerald Laderman	16,914	22,800	87,121	27,376	18,150	172,361
Andrew Nocella	4,497	18,525	63,373	18,053	11,004	115,452
Linda Jojo	7,240	18,525	72,220	25,643	7,452	131,080
Oscar Munoz	18,971	19,950	268,947	39,355	11,730	358,953

(a)
Represents premiums paid by the Company for supplemental life insurance provided to the named executive officers.

(b)
Amounts shown represent Company contributions to the 401(k) plan. The 401(k) cash direct and cash match program provides cash payments equivalent to direct and matching contributions that could not be made to the applicable 401(k) plan as a result of contribution limits imposed under the Internal Revenue Code.

(c)
For each named executive officer, this column includes the Company’s incremental cost of providing the named executive officer with air travel on flights operated by any UAL subsidiary or operated as “United Express,” reserved parking in Chicago at the Company’s headquarters, and financial planning and tax services ($10,000 for each of Mr. Laderman and Ms. Jojo; and $20,000 for Mr. Munoz). The amounts shown also include health club membership fees for Mr. Kirby, Ms. Jojo and Mr. Munoz; an annual physical for Messrs. Hart, Laderman, Nocella and Munoz and Ms. Jojo; and car services for Mr. Munoz. The named executive officers also have access to certain other travel-related benefits with no incremental cost to the Company, such as access to our United Club facilities and status in our Mileage Plus® programs for the executives and their immediate family members, complimentary car rentals provided by certain travel partners and flight privileges on certain other air carriers. In connection with the Company’s sponsorship of certain events and partnerships with various organizations and venues, certain perquisites that have no additional aggregate incremental cost to the Company, including tickets, memberships and parking access, are made available to the CEO and, in certain circumstances, other officers of the Company. Officers have access to certain package delivery services, which are provided at no incremental cost to the Company. Officers of the Company also are eligible to purchase on a voluntary basis group excess liability or “umbrella” insurance. The Company has no interest in these policies and does not subsidize the cost or make any other payment with respect to such coverage.

(d)
In each case, this amount represents taxes paid on behalf of the named executive officer with respect to air travel on flights operated by any UAL subsidiary or operated as “United Express.”

66	2021 Proxy Statement

Grants of Plan-Based Awards for 2020
The following table sets forth information regarding awards granted during 2020 to our named executive officers. The 2020 annual incentive awards were granted pursuant to our 2020 AIP which was implemented under our 2017 Plan. The Performance-Based RSUs were granted pursuant to our Performance-Based RSU Program which was implemented under our 2017 Plan. The time-vested RSU awards were granted pursuant to our 2017 Plan.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J. Scott Kirby	2/21/20(1)	2/21/20	675,000	1,350,000	2,700,000	—	—	—	—	—	—	—
	2/21/20(2)	2/21/20	—	—	—	20,190	40,380	80,760	—	—	—	3,150,044
	2/21/20(3)	2/21/20	—	—	—	—	—	—	40,380	—	—	3,150,044
	5/21/20(4)	5/21/20	—	—	—	—	—	—	88,429	—	—	2,285,005
Brett J. Hart	2/21/20(1)	2/21/20	410,750	821,500	1,643,000	—	—	—	—	—	—	—
	2/21/20(2)	2/21/20	—	—	—	9,314	18,628	37,256	—	—	—	1,453,170
	2/21/20(3)	2/21/20	—	—	—	—	—	—	18,628	—	—	1,453,170
	5/21/20(4)	5/21/20	—	—	—	—	—	—	69,660	—	—	1,800,014
Gerald Laderman	2/21/20(1)	2/21/20	384,250	768,500	1,537,000	—	—	—	—	—	—	—
	2/21/20(2)	2/21/20	—	—	—	8,713	17,426	34,852	—	—	—	1,359,402
	2/21/20(3)	2/21/20	—	—	—	—	—	—	17,426	—	—	1,359,402
Andrew Nocella	2/21/20(1)	2/21/20	371,000	742,000	1,484,000	—	—	—	—	—	—	—
	2/21/20(2)	2/21/20	—	—	—	8,413	16,825	33,650	—	—	—	1,312,518
	2/21/20(3)	2/21/20	—	—	—	—	—	—	16,825	—	—	1,312,518
	2/21/20(5)	2/21/20	—	—	—	—	—	—	25,638	—	—	2,000,020
Linda Jojo	2/21/20(1)	2/21/20	371,000	742,000	1,484,000	—	—	—	—	—	—	—
	2/21/20(2)	2/21/20	—	—	—	8,413	16,825	33,650	—	—	—	1,312,518
	2/21/20(3)	2/21/20	—	—	—	—	—	—	16,825	—	—	1,312,518
	2/21/20(5)	2/21/20	—	—	—	—	—	—	12,819	—	—	1,000,010
Oscar Munoz	2/21/20(1)	2/21/20	1,250,000	2,500,000	5,000,000	—	—	—	—	—	—	—
	2/21/20(2)	2/21/20	—	—	—	33,650	67,300	134,600	—	—	—	5,250.073
	2/21/20(3)	2/21/20	—	—	—	—	—	—	67,300	—	—	5,250,073

(1)
Represents 2020 award opportunities granted under the 2020 AIP. The amounts are reflected based on the salary in effect at the time of approval, although actual amounts earned under the 2020 AIP were to be based on salary paid during the year. No amounts were paid with respect to the 2020 AIP awards as a result of the Company’s $7.1 billion 2020 net loss. The maximum opportunity under the 2020 AIP was 200% of the target level. The awards included a potential individual performance modifier of up to 150% of the achieved performance level, however, in any event, the maximum payment opportunity under the 2020 AIP awards was 200% of the target level.

The AIP opportunities for Messrs. Kirby and Hart were increased in May 2020 (Mr. Kirby—150% to 250%; Mr. Hart—106% to 175%) based on their promotions to CEO and President, respectively. However, because each of them had waived his base salary through year-end 2020, there was no incremental 2020 AIP award applicable to these changes in their total target compensation opportunities in their new roles. The amount shown for Mr. Nocella represents his AIP opportunity in February 2020 based on the approved salary level for him that was not implemented. The AIP amount shown for Mr. Munoz represents his 2020 AIP opportunity for the full year, however, pursuant to the terms of his Transition Agreement, his award was pro-rated through the end of his service as CEO in May 2020. No amounts were paid with respect to the 2020 AIP awards.
(2)
Represents award opportunities for Performance-Based RSUs for the performance period January 1, 2020 through December 31, 2022. These awards will be settled in stock in the first quarter of 2023 based on the Company’s pre-tax margin and relative NPS performance and subject to the officer’s continued employment through the end of the performance period or qualifying termination of employment.

2021 Proxy Statement	67

Mr. Munoz is not expected to be eligible for payment of this award based on the terms of his transition from his role as Executive Chairman and his scheduled separation from the Company in March 2022.
(3)
Represents stock-settled RSUs that are scheduled to vest in one-third increments on February 28, 2021, 2022 and 2023, subject to the named executive officer’s continued employment through the end of the vesting period or qualifying termination of employment.

(4)
Represents promotion LTI awards for Messrs. Kirby and Hart in the form of stock-settled RSUs, consistent with the awards described in footnote 3 above. These incremental LTI awards reflect the offset of the regular LTI awards received in February 2020 and represent the new LTI opportunity only for the portion of the year that the officers would serve in their new roles.

(5)
Represents a special retention award for Mr. Nocella and Ms. Jojo. These stock-settled RSUs vest in one-third increments on the third, fourth and fifth anniversary of the grant date to encourage retention.

(6)
Represents the grant date fair value of time-vested RSU awards and Performance-Based RSU awards determined in accordance with ASC Topic 718.

For the time-vested RSUs that are settled in stock, the amount was calculated by multiplying the number of RSUs awarded by the closing price per share of Common Stock on the date of grant ($78.01 per share for the awards granted on February 21, 2020 and $25.84 per share for the awards granted on May 21, 2020).
In accordance with the SEC disclosure rules, the aggregate grant date fair value of the Performance-Based RSUs has been determined based on the probable satisfaction of the performance conditions for those awards and the closing price per share of Common Stock on the date of grant ($78.01 per share on February 21, 2020). In accordance with ASC Topic 718, the grant date fair value of the 2020 Performance-Based RSUs is calculated based on the target level of performance based on the probable satisfaction of the required performance conditions as of the grant date.

Narrative to 2020 Summary Compensation Table and Grants of Plan-Based Awards for 2020 Table
The following is a description of material factors necessary to understand the information disclosed in the 2020 Summary Compensation Table and the Grants of Plan-Based Awards for 2020 table.
Salary Waivers.   As described in the CD&A above, each of the named executive officers waived portions of his or her 2020 base salary in recognition of the impact of the COVID-19 pandemic on the Company’s business. Mr. Kirby waived 100% of his base salary from March 10, 2020 through the end of 2020. Beginning on March 16, 2020, Mr. Hart waived 50% of his base salary in his role as the Company’s Executive Vice President and Chief Administrative Officer and, in connection with his transition to the role of President, waived 100% of his base salary from May 20, 2020 through the end of 2020. Mr. Munoz waived 100% of his base salary from March 10, 2020 through June 30, 2020. For the remainder of our officer group, salaries were reduced by 50% beginning March 16, 2020 and then by 25% through the third quarter of 2020. In addition, all salary increases that were scheduled to become effective on April 1, 2020 were eliminated, including the salary increase for Mr. Nocella. The total salary amounts waived during 2020 were as follows (including reference to the percent of total annual salary that was waived for 2020): Mr. Kirby—$784,470 (82%); Mr. Hart—$545,737 (70%); Mr. Laderman—$151,057 (21%); Mr. Nocella—$130,224 (21%) (not including the salary increase that was not implemented); Ms. Jojo—$145,852 (21%); and Mr. Munoz—$473,520 (28%). The actual salary earned by each of our named executive officers for 2020 is set forth in the 2020 Summary Compensation Table.
Other Arrangements with Mr. Munoz.   On December 31, 2015, Mr. Munoz, the Company and United Airlines entered into an employment agreement memorializing the terms of Mr. Munoz’s employment
68	2021 Proxy Statement

with the Company and United Airlines. The employment agreement had a term of five years and expired on September 8, 2020. Pursuant to the employment agreement, Mr. Munoz received a base salary of $1,250,000 per year and participated in the Company’s annual cash bonus program, with a minimum target annual bonus equal to 200% of his annual base salary. The agreement also provided for an annual long-term incentive award with a target grant date value of at least $10,500,000, to be delivered through vehicles and designs that are generally consistent with those awarded to the Company’s other senior executive officers in each year. For 2020 and consistent with the terms of his employment agreement, the Committee granted Mr. Munoz long-term incentive awards with a target value of $10,500,000.
On December 4, 2019, the Company and United Airlines entered into the Transition Agreement with Mr. Munoz, reflecting the terms and conditions of Mr. Munoz’s transition from CEO to the role of Executive Chairman. Under the Transition Agreement, Mr. Munoz continued to serve as CEO and a director of the Company through the Company’s 2020 Annual Meeting date and during this period his employment was governed by the terms and conditions of his employment agreement. The Transition Agreement contemplates that Mr. Munoz will serve as Executive Chairman and remain a director of the Company until the date of the Company’s 2021 Annual Meeting. Other terms of the Transition Agreement are described in the CD&A above.
2020 Incentive Compensation Awards
The individual target level opportunities under the 2020 annual and long-term incentive compensation awards were expressed as a percentage of the executives’ base salary earned during the year. These incentive awards are described below.
Annual Incentive Program Awards.   No amounts were paid under the 2020 AIP awards.
As discussed in the CD&A, during 2020, each of the named executive officers participated in the AIP, an annual cash incentive plan adopted pursuant to the Company’s 2017 Plan. The 2020 AIP award opportunities were as follows: entry—50% of targeted value; target—100% of targeted value; and stretch—200% of targeted value. In addition, the 2020 awards include an “individual performance modifier” of between 0%-150%, provided, however, that in all circumstances the maximum payment level under the 2020 AIP awards was 200% of the targeted value.
As in prior years, a financial metric, based on pre-tax income, represented the largest percentage of the 2020 AIP opportunity (60% of the target opportunity). The 2020 AIP awards also focused on performance measures that are linked to the satisfaction of our customers throughout their travel experience with United: NPS survey results (20% of the target opportunity) and operational performance based on our monthly #1 D:00 performance by location as compared to relevant industry peers (20% of the target opportunity). Please see “2020 Compensation Components—2020 Annual Incentive Program Awards” in the CD&A above for further information regarding the operation of the 2020 AIP.
Long-Term Incentive Awards.   As discussed in the CD&A, the 2020 long-term incentive target opportunity for each of the named executive officers was divided equally between (i) Performance-Based RSU awards and (ii) time-vested RSUs vesting over a three-year period. Each of these awards are stock-settled. Please see “2020 Compensation Components—2020 Long-Term Incentive Awards” in the CD&A above for further information regarding the long-term incentive awards, including the establishment of the 2020 opportunity levels and discussion of the applicable performance measures.
Performance-Based RSUs.   For 2020, the Committee granted Performance-Based RSU awards with performance based on (i) the Company’s absolute pre-tax margin (60% of the target opportunity) and (ii) the Company’s quarterly NPS results relative to American and Delta (40% of the target opportunity), each measured during the January 1, 2020 through December 31, 2022 performance period. Participants must remain continuously employed through the end of the performance period to receive shares, with limited exceptions for pro-rata vesting in the case of death, disability, retirement, and involuntary termination following a change in control.
2021 Proxy Statement	69

Time-vested RSUs.   The other portion of the 2020 long-term incentive target level opportunity was delivered in the form of time-vested RSUs. These awards vest in one-third increments on February 28, 2021, 2022 and 2023, subject to continued employment through each vesting date. The 2020 time-vested RSUs vest in full upon the holder’s death or disability. Upon retirement, the RSUs vest on a pro-rata basis with respect to the portion of the award scheduled to vest on the next vesting date. The holder of RSUs will be eligible to receive any dividends or other distributions paid or distributed with respect to the shares subject to such RSUs at the time the RSUs vest, if at all. In consideration of the 2020 time-vested RSU awards, the award agreements include restrictive covenants, including post-separation obligations related to confidentiality, non-competition and non-solicitation.
2020 Special Retention Awards.   In reviewing the 2020 compensation for the Section 16 officers, in addition to annual target compensation levels, the Committee also considered the need to address retention risks related to Mr. Nocella and Ms. Jojo. In light of these concerns, one-time long-term incentive awards were considered and approved by the Committee. The Committee approved a special time-vested and stock-settled RSU award for Mr. Nocella in the amount of $2,000,000 and for Ms. Jojo in the amount of $1,000,000. To encourage retention, these awards vest in one-third increments on the third, fourth and fifth anniversary of the grant date, subject to the NEO’s continued employment through the vesting date.
70	2021 Proxy Statement

Outstanding Equity Awards at 2020 Fiscal Year-End
The following table presents information regarding the outstanding equity awards held by each named executive officer as of December 31, 2020. In accordance with SEC reporting requirements, if performance through 2020 has exceeded the entry level, then the year-end number of Performance-Based RSUs that have not vested and the related payout value shown in the table below is based on achieving the next higher performance measure that exceeds the performance achieved through the 2020 fiscal year.
At year-end 2020, the 2019 Performance-Based RSUs were estimated above the target level and are shown at the “stretch” level (200% of the target opportunity) and the 2020 Performance-Based RSUs were estimated at the target level and therefore also are shown at the stretch level (200% of the target opportunity). The final determination of the value of each award will be made based upon the achievement of the specified performance conditions and the value of the Common Stock at the time of vesting.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
J. Scott Kirby	158,479(1)	—	58.69	8/29/23	—	—	—	—
	53,107(1)	106,214	58.69	8/29/26	—	—	—	—
	—	306,865(2)	110.21	12/04/29	—	—	—	—
	—	—	—	—	13,666(3)	591,055(6)	—	—
	—	—	—	—	23,308(4)	1,008,071(6)	—	—
	—	—	—	—	128,809(5)	5,570,989(6)	—	—
	—	—	—	—	—	—	69,922(7)	3,024,127(9)
	—	—	—	—	—	—	80,760(8)	3,492,870(9)
Brett J. Hart	7,173(10)	14,348	77.56	6/14/27	—	—	—	—
	—	—	—	—	6,447(11)	278,833(6)	—	—
	—	—	—	—	5,810(3)	251,283(6)	—	—
	—	—	—	—	10,322(4)	446,427(6)	—	—
	—	—	—	—	88,288(5)	3,818,456(6)	—	—
	—	—	—	—	—	—	30,966(7)	1,339,280(9)
	—	—	—	—	—	—	37,256(8)	1,611,322(9)
Gerald Laderman	—	—	—	—	3,315(3)	143,374(6)
	—	—	—	—	9,656(4)	417,622(6)	—	—
	—	—	—	—	17,426(5)	753,675(6)	—	—
	—	—	—	—	—	—	28,968(7)	1,252,866(9)
	—	—	—	—	—	—	34,852(8)	1,507,349(9)
Andrew Nocella	—	—	—	—	25,638(12)	1,108,844(6)	—	—
	—	—	—	—	3,905(3)	168,891(6)	—	—
	—	—	—	—	7,136(4)	308,632(6)	—	—
	—	—	—	—	16,825(5)	727,681(6)	—	—
	—	—	—	—	—	—	21,406(7)	925,810(9)
	—	—	—	—	—	—	33,650(8)	1,455,363(9)
2021 Proxy Statement	71

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Linda Jojo	4,782(10)	9,566	77.56	6/14/27	—	—	—	—
	—	—	—	—	4,298(11)	185,889(6)	—	—
	—	—	—	—	12,819(12)	554,422(6)	—	—
	—	—	—	—	4,873(3)	210,757(6)	—	—
	—	—	—	—	9,324(4)	403,263(6)	—	—
	—	—	—	—	16,825(5)	727,681(6)	—	—
	—	—	—	—	—	—	27,970(7)	1,209,703(9)
	—	—	—	—	—	—	33,650(8)	1,455,363(9)
Oscar Munoz(13)	—	—	—	—	26,237(3)	1,134,750(6)	—	—
	—	—	—	—	40,906(4)	1,769,185(6)	—	—
	—	—	—	—	67,300(5)	2,910,725(6)	—	—
	—	—	—	—	—	—	122,718(7)	5,307,554(9)
	—	—	—	—	—	—	134,600(8)	5,821,450(9)

(1)
In connection with joining the Company, Mr. Kirby received a sign-on transition award consisting of premium-priced stock options (with an exercise price that was set at 25% higher than the closing stock price on the date of grant). The options are split into two awards, one with a seven-year term ending August 29, 2023 that vested in one-third increments on August 29, 2017, 2018 and 2019, and one with a ten-year term ending August 29, 2026 that vested or will vest in one-third increments on August 29, 2020, 2021 and 2022.

(2)
In connection with the CEO transition process, Mr. Kirby received an award of premium-priced stock options (with an exercise price that was set 25% higher than the closing stock price of our Common Stock on the date of grant). The options have a ten-year term and vest in accordance with the following schedule: (i) 11% of the options will vest on May 20, 2023; (ii) 22% of the options will vest on May 20, 2024; (iii) 22% of the options will vest on May 20, 2025; (iv) 22% of the options will vest on May 20, 2026; (v) 11% of the options will vest on May 20, 2027; and (vi) 12% of the options will vest on May 20, 2028.

(3)
Represents the final one-third of RSUs granted in 2018, which vested on February 28, 2021. This award represented one-half of the 2018 long-term incentives total target opportunity.

(4)
Represents RSUs granted in 2019 which vested or will vest in one-third increments on February 28, 2020, 2021 and 2022, subject to continued employment through each vesting date. This award represents one-half of the 2019 long-term incentives total target opportunity.

(5)
Represents RSUs granted in 2020 which vested or will vest in one-third increments on February 28, 2021, 2022 and 2023, subject to continued employment through each vesting date. The total 2020 award for Messrs. Kirby and Hart includes a pro-rated supplemental award granted in connection with their promotions to CEO and President, respectively, in May 2020.

(6)
The market value shown in the table was calculated based on the number of RSUs held as of December 31, 2020 multiplied by the closing price per share of Common Stock on December 31, 2020 ($43.25).

72	2021 Proxy Statement

(7)
Represents Performance-Based RSU awards granted in 2019 assuming that the awards achieve the “stretch” level of performance (200% of the target opportunity). Vesting of these awards is subject to the Committee’s certification of achievement of a specified performance condition (relative pre-tax margin performance versus industry peers) for the January 1, 2019 through December 31, 2021 performance period. This award represents one-half of the 2019 long-term incentives total target opportunity.

(8)
Represents Performance-Based RSU awards granted in 2020 assuming that the awards achieve the “stretch” level of performance (200% of the target opportunity). Vesting of these awards is subject to the Committee’s certification of achievement of specified performance conditions (Company pre-tax margin and relative NPS performance versus industry peers) for the January 1, 2020 through December 31, 2022 performance period. This award represents one-half of the 2020 annual long-term incentives total target opportunity with respect to LTI awards granted in February 2020. Incremental 2020 LTI awards granted to Messrs. Kirby and Hart in connection with their promotions to CEO and President, respectively, were granted as time-vested RSUs.

(9)
The market value of the unvested Performance-Based RSUs shown in the table was calculated based on the number of unvested RSUs as of December 31, 2020 that represent the level of performance as reflected in footnotes 7 and 8 to this table, multiplied by the closing price per share of Common Stock on December 31, 2020 ($43.25). Subject to achievement of the specified performance conditions, the 2019 and 2020 Performance-Based RSUs will be settled in stock.

(10)
Represents special stock option awards granted to Mr. Hart and Ms. Jojo on June 14, 2017. These awards vest in one-third increments over the third, fourth and fifth anniversary of the date of grant (June 14, 2020, 2021 and 2022).

(11)
Represents special RSU awards granted to Mr. Hart and Ms. Jojo on June 14, 2017. These awards vested or will vest in one-third increments on June 14, 2020, 2021 and 2022.

(12)
Represents special RSU awards granted to Mr. Nocella and Ms. Jojo on February 21, 2020. These awards vest in one-third increments on February 21, 2023, 2024 and 2025.

(13)
Under the terms of his Transition Agreement, Mr. Munoz is expected to separate from the Company in March 2022. Awards that have not vested prior to his separation are scheduled to be forfeited without payment.

2021 Proxy Statement	73

Option Exercises and Stock Vested for 2020
The following table presents information regarding the vesting of RSUs and Performance-Based RSUs during 2020. There were no option exercises by the named executive officers during 2020.
Stock Awards
Name	Number of Units Vesting (#)	Value Realized on Vesting ($)
J. Scott Kirby	12,225(1)	752,938(1)
	13,665(2)	841,627(2)
	11,653(3)	717,708(3)
	81,992(4)	3,802,789(4)
Brett J. Hart	5,182(1)	319,159(1)
	5,810(2)	357,838(2)
	5,161(3)	317,866(3)
	34,858(4)	1,616,714(4)
	3,223(5)	127,824(5)
Gerald Laderman	2,281(1)	140,487(1)
	3,315(2)	204,171(2)
	4,828(3)	297,357(3)
	19,890(4)	922,498(4)
Andrew Nocella	2,920(1)	179,843(1)
	3,904(2)	240,447(2)
	3,567(3)	219,692(3)
	23,426(4)	1,086,498(4)
	8,856(6)	575,109(6)
Linda Jojo	4,332(1)	266,808(1)
	4,873(2)	300,128(2)
	4,661(3)	287,071(3)
	29,236(4)	1,355,966(4)
	2,149(5)	85,229(5)
Oscar Munoz	23,472(1)	1,445,640(1)
	26,237(2)	1,615,937(2)
	20,453(3)	1,259,700(3)
	157,422(4)	7,301,232(4)

(1)
Represents the vesting on February 28, 2020 of one-third of the restricted shares granted in 2017 and valued based on the closing price per share of Common Stock on the vesting date ($61.59).

(2)
Represents the vesting on February 28, 2020 of one-third of the time-vested RSUs granted in 2018 and valued based on the closing price per share of Common Stock on the vesting date ($61.59).

(3)
Represents the vesting on February 28, 2020 of one-third of the time-vested RSUs granted in 2019 and valued based on the closing price per share of Common Stock on the vesting date ($61.59).

(4)
Represents Performance-Based RSU awards granted in 2018 that vested based on the Company’s achievement of improvement in pre-tax margin performance relative to industry peers over the three-year performance period January 1, 2018 through December 31, 2020. Pursuant to the terms of the award

74	2021 Proxy Statement

agreements, the 2018 pre-tax margin Performance-Based RSU awards were settled in cash in the first quarter of 2021 following certification by the Committee that the Company achieved above the stretch level of performance (200% of target). Under the terms of the award agreements, the RSUs were settled based on the 20-day average closing price prior to the December 31, 2020 vesting date ($46.38 per unit).
(5)
Represents the vesting on June 14, 2020 of one-third of special time-vested RSU awards (stock-settled) granted to Mr. Hart and Ms. Jojo in 2017 as retention awards and valued based on the closing price per share of Common Stock on the vesting date ($39.66).

(6)
Represents the vesting on February 27, 2020 of one-third of a special sign-on RSU award (stock-settled) granted to Mr. Nocella in 2017 in connection with joining the Company and valued based on the closing price per share of Common Stock on the vesting date ($64.94).

2020 Pension Benefits Table
Prior to the 2010 merger, Continental Airlines maintained a SERP benefit for Mr. Laderman that provides an annual retirement benefit expressed as a percentage of his final average compensation. The SERP is not a current element of the Company’s compensation program. For Mr. Laderman, final average pay used in the SERP calculation was frozen as of December 31, 2010 and the SERP benefit was fully frozen as of December 31, 2013. Mr. Laderman also participates in the Continental Retirement Plan (“CARP”), which was frozen as of December 31, 2013.
The following table sets forth information as of December 31, 2020 for Mr. Laderman concerning the present value of his accumulated benefits under the CARP, which was frozen with respect to all management and administrative employees, including officers, as of December 31, 2013, and his SERP benefit. The SERP amounts shown in this proxy statement reflect an estimated Medicare tax indemnification that is expected to be paid by the Company in the year Mr. Laderman retires or terminates.
Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Gerald Laderman	CARP	23.3	820,260	0
	SERP	19.0	4,062,242	0

(1)
Years of credited service recognized under the SERP differ from actual service with the Company. Actual Company service (including Continental service) through December 31, 2013 is shown with respect to the CARP.

(2)
The assumptions used to calculate the present value of accumulated benefits under CARP and SERP, including those shown in the 2020 Summary Compensation Table, are set forth in the table below. These assumptions are primarily the same as those used for pension plan accounting under FASB ASC Topic 715-20 “Compensation—Retirement Benefits—Defined Benefit Plans—General” (“ASC 715-20”), as of each measurement date with three exceptions: pre-retirement mortality; pre-retirement turnover; and the age at which participants are assumed to retire.

2021 Proxy Statement	75

Narrative to Pension Benefits Table
Measurement Date
Assumption	12/31/2018	12/31/2019	12/31/2020
Discount Rate and Lump Sum Interest Rate:
• CARP	4.33%	3.64%	2.82%
• SERP	4.40%	4.40%	4.40%
Lump Sum Election	100%	100%	100%
Pre-retirement Turnover	None	None	None
Mortality Assumption: • Pre-retirement	None	None	None
• Lump Sum—CARP	2019 IRS 417(e) Table	2021 IRS 417(e) Table	2021 IRS 417(e) Table projected with mortality improvement scale MP-2020 through the year of commencement
• Lump Sum—SERP	2019 IRS 417(e) Table	2019 IRS 417(e) Table	2019 IRS 417(e) Table
Assumed Retirement Age (earliest unreduced age):
• CARP	Age 65	Age 65	Age 65
• SERP	Age 60 (or current age if older)	Age 60 (or current age if older)	Age 60 (or current age if older)
CARP.   The CARP is a non-contributory, defined benefit pension plan in which substantially all of Continental’s non-pilot domestic employees (including Mr. Laderman) were entitled to participate. During 2020, the Company did not contribute to the CARP.
Effective December 31, 2013, the Company froze benefit accruals under the CARP for all management and administrative employees, including Mr. Laderman. Effective January 1, 2014, all management and administrative employees of the Company, including the named executive officers, participate in defined contribution plans. In addition, management employees with compensation greater than the tax-qualified plan limit, including these officers, participate in the United Airlines, Inc. Management Cash Direct & Cash Match Program. The Company’s decision to freeze the CARP was part of the Company’s efforts to standardize management and administrative benefits following the 2010 merger with Continental.
The CARP benefit is based on a formula that utilizes final average compensation and service while one was an eligible employee of Continental. Compensation used to determine benefits is regular pay, which includes salary deferral elections under broad-based employee programs (such as United’s 401(k) plan), but excludes bonuses, taxable income derived from group term life insurance, payments pursuant to profit sharing plans, and any form of non-cash or incentive compensation. A limit of $170,000 is applied to each year of compensation. Final average compensation is based on the highest consecutive five calendar years of compensation of the ten most recent calendar years of employment. The final average compensation used to calculate the frozen accrued CARP benefit for Mr. Laderman is $170,000.
76	2021 Proxy Statement

The benefit under the CARP is calculated as (A) times (B), where:
(A)
is 1.19% of final average compensation plus 0.45% of the final average compensation in excess of the participant’s average Social Security wage base; and

(B)
is credited service, limited to 30 years.

Normal retirement under the CARP is age 65, but a participant is entitled to receive a reduced benefit after attaining either age 55 with 10 years of service or age 50 with 20 years of service. The early retirement benefit is the same as the normal retirement benefit, but actuarially reduced from age 65 to the early retirement age. Mr. Laderman was eligible for early retirement as of December 31, 2020.
The CARP benefit can be received as a single life annuity or an actuarially equivalent contingent annuity with 50%, 66 2∕3%, 75%, or 100% of the participant’s payments continuing for the life of the surviving spouse following the participant’s death, or as an actuarially equivalent lump sum. The lump sum payment option is not available if the participant terminates before being eligible for either normal or early retirement.
Frozen SERP.   The SERP benefit originally was granted in connection with Mr. Laderman’s employment agreement with Continental and will be offset by amounts paid or payable under the CARP. These benefits are not protected from bankruptcy, are subject to the rights of creditors of the Company, and are not protected by the Pension Benefit Guaranty Corporation. Continental provided the SERP benefits to address the compensation limits under CARP and to encourage retention by enhancing the financial value of continued employment with Continental. Mr. Laderman’s SERP benefit was partially frozen as of December 31, 2010 and fully frozen as of December 31, 2013.
Payouts under the SERP are based on final average compensation, which was frozen as of December 31, 2010 for all SERP participants, and credited years of service, which was frozen as of December 31, 2013 for Mr. Laderman. Under the SERP, final average compensation means the greater of a specified minimum amount or the average of the participant’s highest five years of compensation during their last ten calendar years through the 2010 freeze date. For purposes of such calculation, compensation includes salary and cash bonuses but excludes certain other award payments, such as proceeds from awards under any option or stock incentive plan and any cash awards paid under a long-term incentive plan. The final average compensation used to calculate the frozen SERP accrued benefit is $655,357 for Mr. Laderman and credited years of service recognized under the SERP began January 1, 2000 for Mr. Laderman. Mr. Laderman received one additional credited year of service under the SERP for each actual year of service during the period 2000 through 2004. This additional service credit was provided as a retention incentive. The portion of the Present Value of Accumulated Benefits attributable to years of service credited under the SERP that are greater than actual years worked while participating in the SERP is $1,184,958 for Mr. Laderman.
The benefit under the SERP is defined as a single life annuity, which is (a) times (b) minus (c), where:
(a)
is 2.50% of final average compensation;

(b)
is credited service; and

(c)
is the benefit payable from the CARP.

The Company will increase the amount for the executive’s portion of any Medicare payroll tax incurred in connection with the SERP payout (plus income taxes on such indemnity payment). This Medicare tax indemnity is expected to be paid in the year the executive terminates.
Normal retirement under the SERP is age 60, but an officer is entitled to receive a reduced benefit upon the earlier of attaining age 55 or completing 10 years of actual service under the SERP. The benefit is payable as a
2021 Proxy Statement	77

lump sum, which is the actuarial equivalent of the single life annuity benefit payable at age 60. The lump sum is calculated using the same mortality table disclosed in the footnote to the financial statements for SERP (the Internal Revenue Service (“IRS”) prescribed 417(e) table). It is also calculated using an interest rate that is the average of the Moody’s Aa Corporate Bond rate for the three-month period ending on the last day of the second month preceding payment.

Potential Payments upon Termination or Change in Control
This section quantifies and describes potential payments that may be made to our named executive officers upon termination of employment or upon a change in control of the Company assuming that such event had occurred on December 31, 2020. This section does not include payments for awards that already were earned or vested as of December 31, 2020. The 2018 Performance-Based RSUs for the 2018-2020 performance period are included in the Option Exercises and Stock Vested for 2020 table. No payment was made under the 2020 AIP awards.
This section describes the termination benefits of our continuing named executive officers as provided under the terms of the Company’s Executive Severance Plan and, as applicable, outstanding incentive compensation awards. The termination benefits applicable to Mr. Munoz as of December 31, 2020 are set forth in his Transition Agreement. A description of the amounts that would have been payable to Mr. Munoz if he had separated at December 31, 2020 and his anticipated separation benefits under the terms of his Transition Agreement are set forth at the end of this section.
Termination Benefits under the Executive Severance Plans and Award Agreements
As of December 31, 2020, Messrs. Kirby, Hart, Laderman and Nocella and Ms. Jojo were eligible for termination benefits pursuant to the Company’s Executive Severance Plan. The Company’s incentive awards also specify benefits and obligations under certain separation scenarios. Below is a narrative description of potential payments to these continuing named executive officers upon the following separation scenarios:
•
termination for “cause;”

•
retirement (if eligible) or resignation without “good reason;”

•
termination due to death or disability;

•
involuntary termination without “cause” or voluntary termination for “good reason;” and

•
a change in control.

A tabular summary of the estimated payments and benefits for each of these officers as of December 31, 2020 is set forth below the narrative descriptions of these scenarios. As of December 31, 2020, Mr. Laderman was eligible to retire.
Termination for “Cause”
Upon a termination for “cause,” our named executive officers are not entitled to any additional payments or benefits. However, upon any termination of employment, including a termination for “cause,” Mr. Laderman would retain his frozen SERP benefits.
•
Frozen SERP benefits.   The value of the frozen SERP benefits as of December 31, 2020 is set forth in the 2020 Pension Benefits Table and the benefits are described under “Narrative to Pension Benefits Table.” This is a frozen benefit and there is no enhancement of this benefit under any separation scenario. The SERP benefit payable is not affected by the cause of termination, other

78	2021 Proxy Statement

than death. Assuming a termination on December 31, 2020 other than due to death, the lump sum benefit payable to Mr. Laderman would have been $4,999,710 (payable on July 1, 2021). Assuming a termination on December 31, 2020 due to death, the lump sum benefit would have been $2,240,114, payable to the surviving spouse on January 1, 2021. The SERP benefits were calculating using the assumptions in effect as of January 1, 2021, including a lump sum interest rate of 2.50% and the 2021 IRS prescribed 417(e) table for mortality assumptions.
Retirement or Resignation without “Good Reason”
Mr. Laderman was retirement eligible on December 31, 2020 and was entitled to the retirement benefits described below. Such benefits are in addition to his frozen SERP benefit described above. The remaining NEOs were not retirement eligible as of December 31, 2020 and therefore voluntary separation would be treated as resignation without “good reason” (as defined in the Executive Severance Plan). The only separation benefit provided to Mr. Hart and Ms. Jojo in such circumstances would be lifetime flight benefits. Messrs. Kirby and Nocella were not eligible for lifetime flight benefits as of December 31, 2020 because such benefits require five years of Company service.
•
Performance-Based RSUs.   Retirement eligible participants receive payments (pro-rata through the retirement date) under the Performance-Based RSUs if and when actively employed participants receive payments based on the Company’s actual performance results through the end of the performance period. The performance period for the 2019 awards ends on December 31, 2021 and the performance period for the 2020 awards ends on December 31, 2022. Assuming retirement at December 31, 2020, Mr. Laderman would be eligible for payment of (i) two-thirds of the 2019 awards based on the Company’s actual performance achieved through December 31, 2021 and (ii) one-third of the 2020 awards based on the Company’s actual performance achieved through December 31, 2022.

As an estimate of the future payment to Mr. Laderman, the termination table set forth below includes (i) two-thirds of the estimated value of the 2019 Performance-Based RSUs assuming the awards meet the stretch level of performance and (ii) one-third of the estimated value of the 2020 Performance-Based RSUs assuming the awards meet the stretch level of performance. These calculations are based on the estimates used in the Outstanding Equity Awards at 2020 Fiscal Year-End table and the closing price per share of Common Stock on December 31, 2020 ($43.25). Subject to achievement of the specified performance conditions, the 2019 and 2020 Performance-Based RSUs will be settled in stock.
No amounts are payable under the Performance-Based RSU awards upon a voluntary resignation without “good reason” and therefore no amounts have been included for these awards under this scenario for Messrs. Kirby, Hart, and Nocella and Ms. Jojo.
•
Time-vested RSUs.   The time-vested RSUs granted to Mr. Laderman vest on a pro-rata basis with respect to the portion of the award scheduled to vest on the next vesting date and the remainder of the time-vested RSUs are forfeited. The estimated retirement benefit amounts shown in the separation table for Mr. Laderman were calculated based on one-third of the value of such awards included in the Outstanding Equity Awards at 2020 Fiscal Year-End table, which represents the portion of the awards which vested on February 28, 2021.

•
Stock Options.   The unvested stock options held by Messrs. Kirby and Hart and Ms. Jojo terminate upon resignation without “good reason.” Messrs. Kirby and Hart and Ms. Jojo are the only named executive officers who held unvested stock options on December 31, 2020.

•
Continuation Coverage Benefits.   Upon any termination other than for “cause,” Mr. Laderman is eligible to receive continued coverage under the Company’s health and welfare benefit plans for

2021 Proxy Statement	79

himself and his eligible dependents at rates equivalent to those paid by similarly-situated employees who continue in service until he is eligible for Medicare (but in no event beyond age 65). This benefit was preserved from the terms of Mr. Laderman’s pre-merger employment agreement. The remaining named executive officers do not have post-separation continuation coverage benefits upon retirement or voluntary resignation without “good reason.”
•
Flight Benefits.   Upon any termination other than for “cause,” flight benefits are provided for Messrs. Hart and Laderman and Ms. Jojo for the remainder of the executive’s lifetime, subject to an annual limit. The Company previously adopted a policy to eliminate tax indemnification for post-separation perquisites, however Mr. Laderman had grandfathered rights to post-separation tax reimbursements. Upon death, certain executive’s survivors will receive a limited flight benefit. For purposes of the tables below this has not been separately valued and is shown for each executive at the same value as the other termination scenarios. Messrs. Kirby and Nocella were not eligible for lifetime flight benefits as of December 31, 2020, which benefits require five years of Company service.

Termination Due to Death or Disability
If a named executive officer terminated employment due to death or disability on December 31, 2020, in addition to applicable benefits as described above, the officer would have been entitled to the following benefits:
•
Performance-Based RSUs.   Upon death or disability, the 2019 and 2020 Performance-Based RSU awards vest at the target level and are paid out immediately on a pro-rata basis. As an estimate of the payment to the named executive officers in the termination tables set forth below, (i) two-thirds of the target opportunity under the 2019 awards has been included and (ii) one-third of the target opportunity under the 2020 awards has been included.

The estimated payout value of the 2019 and 2020 Performance-Based RSUs was determined based on the closing price per share of Common Stock on December 31, 2020 ($43.25). The 2019 and 2020 Performance-Based RSUs will be settled in stock.
•
Time-Vested RSUs.   The time-vested RSU awards vest in full upon death or disability. The value of each time-vested RSU was estimated based on the closing price of a share of Common Stock on December 31, 2020 ($43.25 per share).

•
Stock Options.   Outstanding unvested stock options vest in full upon death or disability. Messrs. Kirby and Hart and Ms. Jojo are the only named executive officers who held unvested stock options on December 31, 2020. The value, if any, of the acceleration of vesting of the unexercisable stock options would be estimated based on the difference between the applicable option exercise price and the closing price of a share of Common Stock on December 31, 2020 ($43.25 per share). No value is included for stock options in the separation table estimates because the exercise price for all of the outstanding stock options exceeded the closing price of a share of Common Stock on December 31, 2020.

•
Continuation Coverage Benefits.   In the case of death, the named executive officers’ beneficiaries are entitled to receive proceeds of life insurance benefits equal to three times base salary (up to a maximum of $3 million) at the time of death. In the case of disability, the named executive officer is eligible to receive monthly benefits under the Company’s applicable disability policies. There is no additional cost to the Company associated with payments under these disability policies and therefore no additional amounts are included in the tables with respect to these policies.

Involuntary Termination Without “Cause” or Voluntary Termination for “Good Reason”
If any of the continuing named executive officers was terminated by the Company without “cause” or terminated voluntarily for “good reason” (as defined in the Company’s Executive Severance Plan) on December 31, 2020, in addition to the applicable benefits described above, he would have been entitled to the following:
80	2021 Proxy Statement

•
Cash Severance.   Under the Executive Severance Plan, the continuing named executive officers would receive a cash severance payment equal to two times the sum of his (i) base salary (Kirby—$1,000,000, Hart—$775,000, Laderman—$725,000, Nocella—$625,000; and Jojo—$700,000) and (ii) AIP target bonus percentage (Kirby—250%; Hart—175%; Laderman—106%; Nocella—106%; and Jojo—106% of base salary) multiplied by year-end base salary. See the CD&A for a discussion on the salary levels in effect during 2020.

The estimated severance payments included in the tables are calculated using the target opportunity percentages referenced above which were in effect as of December 31, 2020. However, in an actual separation event, if the officer was expected to be a named executive officer for the year of termination, then the Executive Severance Plan specifies that the payment calculation uses the target opportunity percentage that was applicable in the year prior to the separation event. To the extent permitted under Section 409A of the Code, the severance payment is made in one lump sum payment and, if the payment is subject to a six-month delay, interest will be paid on the delayed payment.
•
Performance-Based RSUs.   Upon an involuntary termination without cause or voluntary termination for good reason, Mr. Laderman would receive payment for the Performance Based RSUs based on his retirement eligibility described above. For the remaining NEOs, such awards would be forfeited.

•
Time-vested RSUs.   Mr. Laderman would vest with respect to a pro-rata portion of the time-vested RSUs scheduled to vest on the next vesting date as described above based on his retirement eligibility. Mr. Laderman’s remaining time-vested RSUs would be forfeited and all time-vested RSUs held by the remaining named executive officers would be forfeited.

•
Stock Options.   Unvested stock options would be forfeited, except as described below in situations involving a change in control.

•
Continuation Coverage Benefits.   Mr. Laderman would receive continued coverage under the Company’s health and welfare benefits plans and continued life insurance benefits as set forth above. Each of the other named executive officers is eligible for continued coverage under the Company’s welfare benefit plans for themselves and their eligible dependents and continued life insurance for 24 months following termination (until December 31, 2022) or, if earlier, until he receives similar benefits from a subsequent employer. The continuation coverage benefits require the executives to pay for the benefits at rates equivalent to those paid by similarly situated employees who continue in service and are subject to any Medicare or other coordination of benefits provisions under the applicable welfare benefit plan.

•
Outplacement Services.   Outplacement consulting services are provided for 12 months following termination. The estimated cost set forth in the tables below is based on our current contracted rates and officer position.

“Change in Control”
If a “change in control” of the Company had occurred on December 31, 2020, generally no payments or benefits would have been provided to the named executive officers unless there were also a qualifying termination of employment or as noted below. A “qualifying termination” includes involuntary termination without “cause” and voluntary termination for “good reason”. These payments and benefits are generally the same as those provided upon a qualifying termination without a change in control.
The outstanding time-vested RSU awards include a double-trigger with respect to a change in control, with vesting accelerated only if the holder terminates for “good reason” or upon a qualifying termination within
2021 Proxy Statement	81

two years of the change in control. The outstanding Performance-Based RSU awards also include double-trigger provisions and upon such trigger the performance goals would be deemed satisfied at the target level. Payments would require continued employment through the end of the performance period except in situations involving a qualifying termination event, death or disability. To satisfy requirements of Section 409A of the Code, a retirement eligible holder of Performance-Based RSUs would be eligible for an annual pro-rata payment. Payments with respect to the 2019 and 2020 Performance-Based RSUs would be made on a pro-rated basis upon a qualifying termination event, death or disability. The sign-on stock option awards granted to Mr. Kirby (which have an exercise price that was set 25% higher than the closing price on the date of grant) would vest upon a change in control without a separate termination event. The stock option awards granted to Mr. Kirby in connection with the CEO transition and the stock options held by Mr. Hart and Ms. Jojo would only accelerate vesting if such executive experiences a qualifying termination within two years following a change in control.
None of our named executive officers will be entitled to indemnification with respect to excise taxes under Section 4999 of the Code for a change in control. Instead, payments that would be subject to the excise tax will be reduced to the level at which the excise tax will not be applied unless the executive would be in a better net after-tax position by receiving the full payments and paying the excise tax.
Restrictive Covenants and Release Requirement
Our time-vested RSU awards include restrictive covenants related to non-solicitation, non-competition and no-hire provisions for a period of one year following termination of employment (except, with respect to the non-competition covenant, if such termination is an involuntary termination by the Company without “cause” or by the executive for “good reason”). Similar restrictive covenants apply under the terms of the stock option award granted to Mr. Kirby in 2019, pursuant to surviving obligations under the prior employment agreements between the Company and Messrs. Hart and Laderman, and under the Transition Agreement with Mr. Munoz. In addition, each of the officers is bound by an obligation of confidentiality for an indefinite duration. The Company’s Executive Severance Plan and Mr. Munoz’s Transition Agreement contain a requirement to execute a release of claims in favor of the Company to receive the separation benefits under those arrangements.
Material Defined Terms and Calculation Methodologies and Assumptions
Material Defined Terms.   The terms “cause” and “good reason” as used above are defined under the Executive Severance Plan and are summarized below. With respect to Mr. Munoz, the definition of “cause” under the Transition Agreement is substantially the same as the definition below and the definition of “good reason” means a material breach of any provision of the Transition Agreement.
•
“Cause” means, in general, (i) gross neglect or willful gross misconduct; (ii) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (iii) the executive’s commission of an act of deceit or fraud intended to result in personal and unauthorized enrichment of the executive at the Company’s expense; (iv) a material breach of a material obligation of the executive under the Company’s Bylaws or pursuant to any award or agreement with the executive; (v) the executive’s abuse of alcohol or drugs rendering the executive unable to perform the material duties and services required by his position; or (vi) a material violation of Company policies.

•
“Good Reason” means, in general, (i) a material diminution in the executive’s authority, duty or responsibilities; (ii) a material diminution in the executive’s base salary, except as part of an across-the-board reduction in salary; (iii) a relocation of the executive’s principal place of employment by more than 50 miles; or (iv) a material breach by the Company of the Executive Severance Plan.

•
“Change in Control” means, in general, the occurrence of any one of the following events: (i) certain acquisitions by a third-party or third-parties, acting in concert, of at least a specified threshold percentage of the Company’s then outstanding voting securities; (ii) consummation of certain mergers or consolidations of the Company with any other corporation; (iii) stockholder

82	2021 Proxy Statement

approval of a plan of complete liquidation or dissolution of the Company; (iv) consummation of certain sales or dispositions of all or substantially all the assets of the Company; or (v) certain changes in the membership of the Company’s board of directors.
Calculation Methodologies and Assumptions.   For purposes of quantifying the payments and estimated benefits disclosed in the foregoing tables, the Company utilized the assumptions and methodologies described below to calculate the applicable costs to the Company.
•
Continuation Coverage benefits.   The expected future present values of medical and prescription drug coverage and life insurance benefits that are continued for a pre-defined period following certain qualifying triggering events was determined based on the assumptions used for financial reporting purposes (i.e., FASB ASC 715-20-50 assumptions) using a discount rate of 2.43%. The expected future present values for the continuation coverage benefits were based on 2021 employer gross costs, including employer contributions to the health care savings and reimbursement accounts less employee contributions based on 2021 coverage elections. The estimates use a health care cost trend related to the medical and prescription drug benefits (including employer and employee contributions) of 5.7% in 2021, grading down to 4.5% in 2033. The separation scenarios include the portion of the benefits that is greater than the benefit that would be provided to all management employees. The value of the continued life insurance benefits was calculated using the January 2021 term life insurance cost to the Company of purchasing this coverage and assuming no cost increase because the premium is not age-related.

•
Flight benefits and related tax reimbursements.   The value of lifetime travel privileges was determined by utilizing the following assumptions: (i) executive and eligible family members and significant others continue to utilize the travel benefit for a period of 20 years following termination; (ii) the level of usage for each year is the same as the actual usage was for the executive and such persons for 2020; and (iii) the incremental cost to the Company for providing travel benefits for each year is the same as the actual incremental cost incurred by the Company for providing travel benefits to the executive and eligible family members and significant others for 2020. Based on these assumptions, the Company determined the value of lifetime travel benefits by calculating the present value of the assumed incremental cost of providing the benefit to the executive and the executive’s eligible family members over a 20-year period using a discount rate of 2.43%. The tax indemnification on lifetime flight benefits was determined utilizing the same three assumptions stated above. Using these assumptions, the Company determined the value of the indemnification by calculating the present value of the executive’s future assumed annual tax indemnification (equal to the executive’s actual 2020 tax indemnity) over a 20-year period using a discount rate of 2.43%.

2021 Proxy Statement	83

Estimate of Mr. Kirby’s Potential Post-Employment Payments and Benefits as of December 31, 2020
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	7,000,000	0	7,000,000
Long-Term Incentives
Time-vested RSUs (2018, 2019 and 2020)	0	7,170,115	7,170,115	0	0	7,170,115
Performance-Based RSUs (2019-2021)	0	1,008,042	1,008,042	0	0	1,008,042
Performance-Based RSUs (2020-2022)	0	582,145	582,145	0	0	582,145
2016 Sign-on Stock Option Awards(1)	0	0	0	0	0	0
2019 CEO Transition Stock Option Award (1)	0	0	0	0	0	0
Continuation Coverage Benefits
Health and Welfare	0	0	0	47,586	0	47,586
Life Insurance	0	0	0	1,241	0	1,241
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000

(1)
The exercise prices for all outstanding stock options at year-end exceeded the Company’s closing stock price at December 31, 2020.

Estimate of Mr. Hart’s Potential Post-Employment Payments and Benefits as of December 31, 2020
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	4,262,500	0	4,262,500
Long-Term Incentives
Time-vested RSUs (2018, 2019 and 2020)	0	4,516,166	4,516,166	0	0	4,516,166
Performance-Based RSUs (2019-2021)	0	446,427	446,427	0	0	446,427
Performance-Based RSUs (2020-2022)	0	268,554	268,554	0	0	268,554
2017 Special Award—Time vested RSUs	0	278,833	278,833	0	0	278,833
2017 Special Award—Stock Options(2)	0	0	0	0	0	0
Continuation Coverage Benefits
Health and Welfare	0	0	0	87,369	0	87,369
Life Insurance	0	0	0	1,242	0	1,242
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	10,310	0	10,310	10,310	0	10,310

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

(2)
The exercise price for all outstanding stock options at year-end exceeded the Company’s closing stock price at December 31, 2020.

84	2021 Proxy Statement

Estimate of Mr. Laderman’s Potential Post-Employment Payments and Benefits as of December 31, 2020
Type of Payment or Benefit	Retirement ($)(1)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(2)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	2,987,000	0	2,987,000
Long-Term Incentives
Time-vested RSUs (2018, 2019 and 2020)	603,381	1,314,671	1,314,671	(1)	0	1,314,671
Performance-Based RSUs (2019-2021)	835,244	417,622	417,622	(1)	0	417,622
Performance-Based RSUs (2020-2022)	502,450	251,225	251,225	(1)	0	251,225
Continuation Coverage Benefits
Health and Welfare	64,692	39,831	64,692	64,692	0	64,692
Life Insurance	1,038	0	1,038	1,038	0	1,038
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	62,237	0	62,237	62,237	0	62,237
Tax Indemnification on Flight Benefits	284,823	0	284,823	284,823	0	284,823

(1)
The time-vested RSUs and the Performance-Based RSUs award would be paid in accordance with the retirement separation based on Mr. Laderman’s retirement eligibility at December 31, 2020. The 2019 Performance-Based RSUs reflect pro-rata (2/3) payment at stretch level performance and the 2020 Performance-Based RSUs reflect pro-rata (1/3) payment at stretch level performance.

(2)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

Estimate of Mr. Nocella’s Potential Post-Employment Payments and Benefits as of December 31, 2020
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	2,575,000	0	2,575,000
Long-Term Incentives
Time-vested RSUs (2018, 2019 and 2020)	0	1,205,204	1,205,204	0	0	1,205,204
Performance-Based RSUs (2019-2021)	0	308,603	308,603	0	0	308,603
Performance-Based RSUs (2020-2022)	0	242,560	242,560	0	0	242,560
2020 Special Award—Time vested RSUs	0	1,108,844	1,108,844	0	0	1,108,844
Continuation Coverage Benefits
Health and Welfare	0	0	0	26,510	0	26,510
Life Insurance	0	0	0	1,242	0	1,236
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	0	0	0	0	0	0

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

2021 Proxy Statement	85

Estimate of Ms. Jojo’s Potential Post-Employment Payments and Benefits as of December 31, 2020
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	2,884,000	0	2,884,000
Long-Term Incentives
Time-vested RSUs (2018, 2019 and 2020)	0	1,341,701	1,341,701	0	0	1,341,701
Performance-Based RSUs (2019-2021)	0	403,234	403,234	0	0	403,234
Performance-Based RSUs (2020-2022)	0	242,560	242,560	0	0	242,560
2017 Special Award—Time vested RSUs	0	185,889	185,889	0	0	185,889
2017 Special Award—Stock Options(2)	0	0	0	0	0	0
2020 Special Award—Time vested RSUs	0	554,422	554,422	0	0	554,422
Continuation Coverage Benefits
Health and Welfare	0	0	0	36,615	0	36,615
Life Insurance	0	0	0	1,242	0	1,242
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	19,271	0	19,271	19,271	0	19,271

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

(2)
The exercise price for all outstanding stock options at year-end exceeded the Company’s closing stock price at December 31, 2020.

Termination Benefits of Mr. Munoz; CEO Transition Agreement
As described in the CD&A above, Mr. Munoz transitioned from the role of CEO following the Company’s 2020 Annual Meeting, at which time he assumed the role of Executive Chairman. Mr. Munoz will retire from the Board at the 2021 Annual Meeting and will continue serving as a non-officer employee of the Company until March 1, 2022. The period from the 2020 Annual Meeting date to the date of the 2021 Annual Meeting is referred to as the “First Transition Period” and the period from the date of the 2021 Annual Meeting until March 1, 2022 is referred to as the “Second Transition Period.”
As of December 31, 2020, Mr. Munoz’s separation benefits were governed by the terms and conditions of the Transition Agreement and the table below reflects those benefits. Under the Transition Agreement, if Mr. Munoz’s employment with the Company is terminated by the Company involuntarily without “cause,” by Mr. Munoz voluntarily for “good reason” or due to Mr. Munoz’s death or disability, in each case during either the First Transition Period or the Second Transition Period, then in lieu of payments or benefits under Mr. Munoz’s prior Employment Agreement, Mr. Munoz is entitled to receive the payments and benefits that he would have otherwise received under the Transition Agreement had his employment not terminated, including unpaid salary and continued vesting with respect to any outstanding incentive awards through March 1, 2022. All incentive award estimates included in the table below are based on the closing share price of Common Stock on December 31, 2020 ($43.25). Upon separation, Mr. Munoz retains lifetime flight benefits and a related tax indemnification, which benefits he retains from his prior service as a non-employee director of the Company. The Company previously adopted a policy to eliminate tax indemnification for post-separation perquisites, however Mr. Munoz had grandfathered rights to post-separation tax reimbursements. Mr. Munoz is not retirement eligible and a change in control without a qualifying termination event would not impact his compensation.
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The Transition Agreement also includes certain restrictive covenants, including confidentiality, non-solicitation and non-competition obligations from Mr. Munoz’s prior Employment Agreement that are incorporated by reference. The Transition Agreement also contains requirements related to mutual general releases of claims among the parties. For further information related to the terms and conditions of the Transition Agreement, see “CD&A—CEO Transition Arrangements” above.
Estimate of Mr. Munoz’s Potential Post-Employment Payments and Benefits at December 31, 2020
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)(1)	Disability ($)(1)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)(2)	Change In Control ($)(3)	Change In Control With Qualifying Termination ($)(4)
Cash Severance	0	0	0	0	0	0
Transition Agreement Amounts(5)	0	1,103,333	1,103,333	1,103,333	0	1,103,333
Long-Term Incentives
Time-vested RSUs (2018, 2019 and 2020)(3)	0	5,814,660	5,814,660	4,844,390	0	5,814,660
Performance-Based RSUs (2019-2021)	0	1,769,185	1,769,185	5,307,554	0	1,769,185
Performance-Based RSUs (2020-2022)	0	970,242	970,242	0	0	970,242
Continuation Coverage Benefits
Health and Welfare	0	0	0	47,484	0	47,484
Life Insurance	0	0	0	1,239	0	1,239
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	43,453	0	43,453	43,453	0	43,453
Tax Indemnification on Flight Benefits	184,076	0	184,076	184,076	0	184,076

(1)
Upon death of disability, the time-vested RSU awards vest in full and the Performance-Based RSUs vest on a pro-rata basis at target level.

(2)
Under the terms of the Transition Agreement, Mr. Munoz’s outstanding equity awards continue to vest as if he had remained employed through March 1, 2022. Estimates include time-vested RSUs that will vest on or before March 1, 2022 and the 2019 Performance-Based RSUs as set forth in the Outstanding Equity Awards at 2020 Fiscal Year-End table based on the “stretch” level of performance. The 2020 Performance-Based RSUs will be forfeited.

(3)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

(4)
Upon a qualifying termination following a change in control, the Performance-Based RSUs vest on a pro-rata basis at the target level.

(5)
Estimated payment based on the remaining five months of salary during the First Transition Period ($2 million annual rate) and the remaining nine months of salary during the Second Transition Period ($360,000 annual rate).

2021 Proxy Statement	87

2020 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO, Scott Kirby, who was serving as our CEO at year-end 2020. The CEO pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In complying with the CEO pay ratio disclosure requirements, companies are permitted to use a variety of assumptions and methodologies. As a result, the CEO pay ratio reported by other companies may not be comparable with the ratio reported below since all results are impacted by the nature of each company’s compensation reward structure and employee demographics and the chosen assumptions and methodologies permitted under the SEC rules.
Ratio.   For the fiscal year that ended December 31, 2020, the estimated median annual total compensation of all employees of the Company (including our consolidated subsidiaries, but excluding our CEO) was $63,496 and the 2020 annual total compensation of our CEO, Mr. Kirby, was $10,327,570. This amount differs from the amount reported in the “total” column of the 2020 Summary Compensation Table on page 64 due to the annualization of Mr. Kirby’s compensation to reflect his May 20, 2020 promotion to the position of CEO of the Company. Based on the foregoing, the estimated 2020 ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees is estimated to be approximately 163 to 1.
Identifying the Median Employee and Calculating Total Compensation.   The CEO pay ratio disclosure rules require companies to identify a median employee only once every three years and to calculate total compensation for that median employee each year; provided that during the last completed fiscal year there has been no change in the company’s employee population or employee compensation arrangements that the company reasonably believes would result in a significant change to its pay ratio disclosure. Since December 1, 2018 (the date used to select the 2018 median employee), there have not been any changes in the Company’s employee population or employee compensation arrangements that the Company reasonably believes would significantly change the 2020 CEO pay ratio disclosure. The Company’s total employee population and the percentage of those employees represented by labor organizations as of December 31, 2020 (including active employees and employees recalled under the Payroll Support Program extension) is substantially the same as the total employee population and the percentage of those employees represented by labor organizations as of December 31, 2018. Further, the 2020 cost savings initiatives in response to COVID-19, such as salary waivers, reduced hours, and voluntary time off programs, were applicable to employees throughout the Company and would not reasonably be expected to significantly change the pay ratio disclosure. The most significant impacts on the 2020 CEO pay ratio are Mr. Kirby’s wavier of 100% of his salary from mid-March 2020 through year-end and non-payment of the 2020 AIP awards.
In our process for identifying the 2018 median employee, we also identified a group of alternate median employees with 2018 compensation substantially similar to the original median employee. However, because there were significant changes in the circumstances related to calculation of 2019 annual compensation for the median employee originally identified in 2018 that would have resulted in a significant change in our 2019 pay ratio disclosure, our 2019 CEO pay ratio utilized a previously identified alternate median employee, as permitted under the CEO pay ratio disclosure rules. We are using the same previously identified alternate median employee for the 2020 CEO pay ratio as was used for the 2019 CEO pay ratio.
For purposes of identifying the median employee as of December 31, 2018, we determined that there were approximately 92,000 employees, of which approximately 83% were represented by various labor organizations. As of December 31, 2019, there were approximately 96,000 employees of the Company of which approximately 84% were represented by various labor organizations. As of December 31, 2020, there were approximately 90,000 employees, including employees who returned to the Company under the terms of the Payroll Support Program extension, of which approximately 84% were represented by various labor organizations. These employee totals are based on our internal payroll records and include employees of Company subsidiaries.
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As of December 31, 2018, approximately 4,100 of our employees were located outside of the United States. Pursuant to the de minimis exemption provided under Item 402(u) of Regulation S-K, because our non-U.S. employees accounted for less than 5% of our total U.S. and non-U.S. employees, all our international employees were excluded from the determination of the median employee. Our Guam employees are included with our U.S. employees for purposes of these calculations.
As of December 31, 2018, our international employee locations and the number of excluded employees in each location were as follows: Antigua and Barbuda—1; Argentina—147; Aruba—1; Australia—49; Bahamas—2; Belgium—45; Belize—17; Brazil—322; Canada—19; Cayman Islands—1; Chile—14; China—161; Colombia—57; Costa Rica—90; Denmark—2; Dominican Republic—32; Ecuador—33; El Salvador—45; France—85; French Polynesia—1; Germany—136; Guatemala—44; Honduras—41; Hong Kong—144; India—147; Ireland—19; Israel—32; Italy—15; Jamaica—1; Japan—514; Marshall Islands—34; Mexico—771; Micronesia (Federated States)—130; Netherlands—51; New Zealand—5; Nicaragua—25; Norway—1; Panama—55; Peru—46; Philippines—9; Portugal—23; Singapore—58; Saint Maarten—1; South Korea—2; Spain—30; Sweden—2; Switzerland—15; Taiwan—68; Trinidad/Tobago—5; Turks and Caicos Islands—1; and United Kingdom—529. After taking into account the de minimis exemption, 87,659 employees in the U.S. and no employees located outside of the U.S. were considered for identifying the median employee.
For purposes of identifying the median employee, we utilized the dollar amount reported in Box 5 of the 2018 Form W-2 Wage and Tax Statement provided for each U.S. employee on the Company’s payroll as of December 31, 2018. This consistently applied compensation measure was chosen because it is a readily available measure for all U.S. employees and we believe it is a reasonable measure of total annual compensation. The total compensation reported for Mr. Kirby differs from the total column of the 2020 Summary Compensation Table as a result of the annualization of Mr. Kirby’s compensation to reflect his promotion on May 20, 2020 to the role of CEO of the Company. To annualize Mr. Kirby’s compensation, we adjusted his base salary to reflect his CEO-level pay for the period January 1, 2020 to March 9, 2020 to reflect the period prior to the date on which Mr. Kirby waived 100% of his base salary. In addition, we annualized the incremental long-term incentive award that was granted to him upon his promotion.
2021 Proxy Statement	89

2020 Director Compensation
The following table represents the amount of director compensation in 2020 for each director who served during that year other than Messrs. Kirby and Munoz. The 2020 compensation for Messrs. Kirby and Munoz is shown in the 2020 Summary Compensation Table. For purposes of the disclosure in this section, we refer to the non-employee directors elected by the holders of our Common Stock as “non-employee directors.”
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
Carolyn Corvi	73,125	170,172	6,571	249,868
Barney Harford	69,375	170,172	2,022	241,569
Michele J. Hooper	72,500	170,337	22,587	265,424
Todd M. Insler	—(5)	—(5)	4,960	4,960
Walter Isaacson	72,500	170,337	5,075	247,912
James A. C. Kennedy	67,500	170,172	29,943	267,615
Sito J. Pantoja	—(5)	—(5)	3,188	3,188
Edward M. Philip	82,500	170,337	14,620	267,457
Edward L. Shapiro	68,750	170,337	28,582	267,669
David J. Vitale	72,500	170,172	14,415	257,087
James M. Whitehurst	70,625	170,337	30,980	271,942
Former Director who served as a Director in 2020
Jane C. Garvey	56,250	—	154	56,404

(1)
In recognition of the impact of COVID-19 on United’s business and to lead by example, the Company’s non-employee directors waived 100% of their cash compensation for the second and third quarters of 2020. Messrs. Isaacson, Shapiro and Whitehurst each elected to receive 100% of their Board and Committee retainer fees in deferred share units as described below under “—Director Compensation Deferral under the DEIP.”

(2)
Ms. Hooper and Messrs. Isaacson, Philip, Shapiro and Whitehurst each elected to defer 100% of their 2020 equity awards in deferred share units as described below under “—Director Compensation Deferral under the DEIP.”

(3)
The amount shown in this column represents the grant date fair value of 6,592 restricted share units granted to each of the non-employee directors on May 21, 2020 determined in accordance with FASB ACS Topic 718.

Upon settlement, the restricted share units generally are structured to be settled: (i) 50% in cash based on the average of the high and low sales prices of Common Stock on the vesting date and (ii) 50% in shares of Common Stock. For those directors who elected to defer their equity award, the full award is deferred into deferred share units as described below under “—Director Compensation Deferral under the DEIP.” With respect to the cash-settled portion of the restricted share unit award for those directors who have not elected a deferral, the grant date fair value was calculated by multiplying the number of cash-settled units by the average of the high and low trading prices per share of Common Stock on the date of grant ($25.79 per share on May 21, 2020). With respect to the share-settled portion of the restricted share unit award, the grant date fair value was calculated by multiplying the number of share-settled units by the closing price per share of Common Stock on the date of grant ($25.84 per share on May 21, 2020).
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As of December 31, 2020, the aggregate number of share units outstanding (including, as applicable, deferred share units) for each individual who served as a non-employee director was: 6,592 for each of Ms. Corvi and Messrs. Harford and Kennedy; 46,851 for Mr. Isaacson; 12,971 for Mr. Philip; 19,900 for Mr. Shapiro; 19,942 for Mr. Whitehurst; 13,620 for Mr. Vitale; and 7,747 for Ms. Garvey. Captain Insler and Mr. Pantoja did not hold any outstanding share units as of December 31, 2020.
(4)
All other compensation includes: (a) with respect to certain directors, matching contributions of up to $20,000 to nonprofit organization(s) to which the director made a contribution(s) (including contributions as follows: $20,000 for each of Ms. Hooper and Messrs. Kennedy, Shapiro, Vitale and Whitehurst; and $5,000 for Ms. Corvi), as discussed under the caption “—Charitable Contributions” below; (b) a tax reimbursement relating to flight benefits (which value is greater than the incremental cost to the Company of providing such benefits) for each director as follows: Ms. Corvi—$1,135; Mr. Harford—$1,593; Ms. Hooper—$2,199; Captain Insler—$4,277; Mr. Isaacson—$4,239; Mr. Kennedy—$7,959; Mr. Pantoja—$2,716; Mr. Philip—$11,115; Mr. Shapiro—$6,041; Mr. Vitale—$3,602; Mr. Whitehurst—$8,213; and Ms. Garvey—$104; and (c) as required by SEC rules, the aggregate incremental cost to the Company of such director’s flight benefits.

(5)
Our directors who are employees of the Company or who are directors elected by a class of stock other than Common Stock do not receive any cash or equity compensation from the Company related to their service as directors. However, each of the ALPA director and the IAM director are entitled to receive certain travel benefits. See “—Travel Benefits” below and footnote 4 above. With respect to 2020, Captain Insler and Mr. Pantoja did not receive any director compensation other than the benefits set forth in the “All Other Compensation” column.

The Nominating/Governance Committee periodically reviews and makes recommendations to the Board regarding the form and amount of compensation of the Company’s non-employee directors. The Nominating/Governance Committee has not delegated any authority with respect to director compensation matters, and no executive officer plays a role in determining the amount of director compensation. The Compensation Committee’s independent compensation consultant, Exequity, has advised the Nominating/Governance Committee with respect to director compensation matters. These matters include, among other things, a review and market analysis of board of director pay and benefits and share ownership guidelines. The Company’s non-employee director compensation program was designed with reference to median director pay levels among the companies that comprise the Company’s benchmarking peer group. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Process and Oversight—Benchmarking” for a listing of the companies included in this group. Based on the annual review that was conducted in December 2019, no changes were made to non-employee director compensation levels for 2020, except for the compensation for the Lead Director role that was approved in May 2020 as described below. The compensation for the non-employee directors was approved by the independent members of the Board upon recommendation of the Nominating/Governance Committee.

Cash Retainers for Board and Committee Service
In 2020, the Company’s non-employee directors received the following cash retainers for Board and committee service:
•
an annual retainer of $100,000;

•
an additional annual retainer of $20,000 for the Chairperson of each of the Compensation, Executive, Finance, Nominating/Governance and Public Responsibility Committees and an additional annual retainer of $25,000 for the Chairperson of the Audit Committee; and

•
an additional annual retainer of $12,500 for each of the members (other than the Chairperson) of the Compensation, Executive, Finance, Nominating/Governance and Public Responsibility

2021 Proxy Statement	91

Committees and an additional annual retainer of $15,000 for each of the members (other than the Chairperson) of the Audit Committee.
In recognition of the impact of COVID-19 on United’s business and to lead by example, the Company’s non-employee directors waived 100% of their cash compensation for the second and third quarters of 2020.

Equity Compensation
To attract and retain the services of experienced and knowledgeable non-employee directors, the Company adopted the 2006 Director Equity Incentive Plan, as amended and restated on February 20, 2014 (the “DEIP”). Under the DEIP, non-employee directors may receive periodic awards, stock compensation and/or cash compensation. Periodic awards are equity-based awards, including options, restricted stock, stock appreciation rights and/or shares, that are granted to non-employee directors from time to time at the discretion of the Board.
Non-employee directors currently receive an annual equity award valued at $170,000, which is made in connection with the non-employee directors’ election to the Board at the annual stockholder meeting. The equity award size is calculated based on the average of the high and low sales prices of Common Stock on the date of grant. Each share unit represents the economic equivalent of one share of Common Stock and vests on the one-year anniversary of the date of grant. Upon settlement, the share units are designed to be settled: (i) 50% in cash based on the average of the high and low trading prices per share of Common Stock on the one-year anniversary date and (ii) 50% in shares of Common Stock. Any fractional units are settled in cash. Pursuant to the terms of the DEIP, a director may elect to receive the cash-settled portion of the award in shares and, if a director has elected to defer the annual equity award, the award is deferred into a share unit account under the DEIP.

Lead Director / Chairman of the Board
In addition to the cash and equity compensation described above, in May 2020, the independent members of the Board approved additional compensation for the Lead Director in the amount of $35,000, which is paid in four equal quarterly installments. This compensation was approved based on a recommendation of the Nominating/Governance Committee following a review of market practices and discussion with Exequity.
The Lead Director compensation was approved following changes in the Company’s Board leadership structure at the 2020 Annual Meeting. At that time, Mr. Munoz succeeded Ms. Garvey as Executive Chairman of the Board and Mr. Philip was chosen to serve as Lead Director. Prior to the 2020 Annual Meeting, Ms. Garvey served as Non-Executive Chairman and in that role she received $200,000 annually, of which: (i) $80,000 was paid in four equal quarterly installments and (ii) $120,000 was granted in share units under the DEIP upon re-election to the Board. A new independent Chairman of the Board is expected to be appointed by the Board pursuant to a selection process conducted by the Nominating/Governance Committee. Compensation for the role of independent Chairman of the Board has not yet been established by the Nominating/Governance Committee.
Consistent with the waiver of non-employee director cash compensation for the second and third quarters of 2020 described above, Mr. Philip waived his compensation as Lead Director through September 30, 2020.

Director Compensation Deferral under the DEIP
Under the DEIP, non-employee directors may defer the receipt of some or all of their cash compensation through credits to a share account established under the terms of the DEIP. Non-employee directors may also defer the receipt of shares that would otherwise be issued under an equity compensation award through credits to his or her share account. Unless otherwise specified by the director at the time of the deferral election,
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distribution from the share account will be made within 60 days following the date on which the non-employee director terminates his or her position as a director of the Company. Some of our directors also have deferrals in place with respect to compensation that was earned prior to the 2010 merger and these amounts have different distribution terms.

Stock Ownership Guidelines
The stock ownership guidelines that apply to our non-employee directors encourage our non-employee directors to hold shares of Common Stock or equity-based awards (including share units and restricted share units) with a fair market value equal to or exceeding five times the annual cash retainer paid to the non-employee directors. The guidelines provide for a transition period of five years for non-employee directors to achieve the ownership requirement. The Nominating/Governance Committee reviews equity ownership of the non-employee directors annually. Once a non-employee director is determined to be in compliance with the stock ownership guidelines, the non-employee director will be considered to be in compliance until such time as he or she sells or otherwise disposes of any of his or her Common Stock, at which time the Nominating/Governance Committee will re-evaluate the non-employee director’s compliance with the stock ownership guidelines. All of the non-employee directors were in compliance with the guidelines, or were in the transition period, as of March 31, 2021.

Travel Benefits
We consider it important for our directors to understand our business and to have exposure to our operations and employees. For that reason, our directors receive flight benefits, including a travel card permitting positive space travel by the director, the director’s spouse or qualified domestic partner and certain other eligible travelers, and access to our United Club facilities. These benefits are taxable to the director, subject to the reimbursement of certain of such taxes by the Company. Prior to the 2010 merger, the Company and Continental adopted policies to eliminate tax indemnification for post-separation perquisites provided to non-employee directors who did not have an existing right to such benefits as of the date the respective policy was adopted. The tax indemnification provided to the non-employee directors is subject to an annual limit. A non-employee director who retires from the Board with at least five consecutive years of service as a director will receive lifetime travel benefits, subject to certain exceptions. In addition, Mr. Pantoja will receive lifetime travel benefits if he meets the required five years of consecutive service on the Board.

Charitable Contributions
The Company provides a matching charitable contribution to qualifying nonprofit organizations to which a director makes a personal commitment in an aggregate amount of up to $20,000 per year. In the case of each of the ALPA director and the IAM director, the Company will provide matching charitable contributions of up to $20,000 per year in the aggregate to qualifying nonprofit organizations to which either the director or the director’s union contributes. During 2020, the Company also donated complimentary positive space air travel to qualified charitable organizations selected by the non-employee directors. In 2020, such directors were permitted to donate up to four round trip tickets to qualified charitable organizations.
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Audit Committee Report
United Airlines Holdings, Inc. Audit Committee Report
To the Board of United Airlines Holdings, Inc.:
The Audit Committee is comprised of four non-employee members of the Board. After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that: (1) all current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act; (2) all current Audit Committee members are “independent” as that concept is defined in the applicable Nasdaq Listing Rules; (3) all current Audit Committee members are financially literate under the applicable Nasdaq Listing Rules and (4) each of Ms. Hooper, Mr. Philip and Mr. Vitale qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.
The Board appointed the undersigned directors as members of the Audit Committee and adopted a written charter setting forth the procedures and responsibilities of the Audit Committee. Each year, the Audit Committee reviews the adequacy of the charter and recommends any changes to the Board for approval.
During the last year, and earlier this year in preparation for the filing with the SEC of the 2020 Form 10-K, the Audit Committee, among other matters:
•
reviewed and discussed the audited financial statements included in the 2020 Form 10-K with management and the Company’s independent registered public accounting firm, referred to in this report as the “independent auditors;”

•
reviewed the overall scope and plan for the annual audit of the Company’s financial statements to be included in the 2020 Form 10-K and the results of the examinations by the Company’s independent auditors;

•
met with management periodically during the year to consider the adequacy of the Company’s internal control over financial reporting and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors;

•
reviewed and discussed with the independent auditors: (1) their judgments as to the quality of the accounting principles applied in the Company’s financial reporting; (2) the critical audit matters (“CAMs”) addressed in the audit and the relevant financial statement accounts or disclosures that relate to each CAM; (3) the written disclosures and the letter received from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the independent auditors’ communications with the Audit Committee concerning independence, and the independence of the independent auditors and (4) the matters required to be discussed with the Audit Committee under the applicable requirements of the PCAOB and the SEC;

•
based on these reviews and discussions, as well as private discussions with the independent auditors and the Company’s internal auditors, recommended to the Board the inclusion of the audited financial statements of the Company and its subsidiaries in the 2020 Form 10-K; and

•
determined that the non-audit services provided to the Company by the independent auditors (discussed below under Proposal No. 2) are compatible with maintaining the independence of the independent auditors. The Audit Committee’s pre-approval policies and procedures are discussed below under Proposal No. 2.

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Notwithstanding the foregoing actions and the responsibilities set forth in the Audit Committee charter, the charter clarifies that the Audit Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditors’ report. The functions of the Audit Committee are not intended to duplicate or substitute for the activities of management and the independent auditors, and the Audit Committee members cannot provide any expert or special assurance as to the Company’s financial statements or internal controls or any professional certifications as to the work of the independent auditors. Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for expressing an opinion on those financial statements. Audit Committee members are not employees of the Company and are not acting as professional accountants or auditors on behalf of the Company. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company’s financial statements.
The Audit Committee meets periodically with management and the independent and internal auditors, including private discussions with the independent auditors and the Company’s internal auditors, and receives the communications described above. The Audit Committee has also established procedures for: (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, auditing or internal accounting control matters and (2) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide the Audit Committee with an independent basis to determine that management has maintained: (i) appropriate accounting and financial reporting principles or policies or (ii) appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States or that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States.
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Respectfully submitted,
Audit Committee
Michele J. Hooper, Chair
Barney Harford
Edward M. Philip
David J. Vitale
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Proposal No. 2:   Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021

Independent Registered Public Accountants
Ernst & Young LLP was the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020. The Audit Committee has approved the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy on pre-approval of services of the Company’s independent registered public accounting firm. The policy provides that the Audit Committee shall pre-approve all audit and non-audit services to be provided to the Company and its subsidiaries and affiliates by its independent auditors. The process by which this is carried out is as follows:
For recurring services, the Audit Committee reviews and pre-approves the independent registered public accounting firm’s annual audit services in conjunction with the annual appointment of the outside auditors. The reviewed materials include a description of the services along with related fees. The Audit Committee also reviews and pre-approves other classes of recurring services along with fee thresholds for pre-approved services. In the event that the additional services are required prior to the next scheduled Audit Committee meeting, pre-approvals of additional services follow the process described below.
Any requests for audit, audit-related, tax and other services not contemplated with the recurring services approval described above must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chair of the Audit Committee. The Chair must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.
On a periodic basis, the Audit Committee reviews the status of services and fees incurred year-to-date and a list of newly pre-approved services since its last regularly scheduled meeting. The Audit Committee has considered whether the 2020 and 2019 non-audit services provided by Ernst & Young LLP are compatible with maintaining auditor independence and concluded that such services were compatible with maintaining Ernst & Young LLP’s independence.
All of the services in 2020 and 2019 under the Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees categories below have been approved by the Audit Committee pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X of the Exchange Act.
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Independent Registered Public Accounting Firm Fees
The aggregate fees billed for professional services rendered by the Company’s independent auditors in 2020 and 2019 are as follows (in thousands):
Service	2020	2019
Audit Fees	$6,000	$4,323
Audit-Related Fees	302	403
Tax Fees	170	174
All Other Fees	—	—
Total	$6,472	$4,900
Audit Fees
For 2020 and 2019, audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements and the audit of the effectiveness of internal control over financial reporting of the Company and its wholly-owned subsidiaries. Audit fees also include the audit of the consolidated financial statements of United Airlines, attestation services required by statute or regulation, comfort letters, consents, assistance with and review of documents filed with the SEC, and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards.
Audit-Related Fees
For 2020, fees for audit-related services primarily consisted of audits and/or agreed upon audit procedures related to prior years’ audits of subsidiaries of the Company. For 2019, fees for audit-related services primarily consisted of accounting consultations for proposed or future transactions and identifying and testing changes in the internal control environment prior to the implementation of the new revenue accounting system, which went into effect during the third quarter of 2019.
Tax Fees
Tax fees for 2020 and 2019 relate to professional services provided for research and consultations regarding tax accounting and tax compliance matters and review of U.S. and international tax impacts of certain transactions, exclusive of tax services rendered in connection with the audit.

Ratification of the Appointment of the Independent Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2021. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2009. It is anticipated that representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from those attending the Annual Meeting.
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Ernst & Young LLP rotates its lead audit engagement partner every five years; the Audit Committee interviews proposed candidates and selects the lead audit engagement partner.
The stockholders are being asked to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021. Although ratification is not required by law or the Bylaws, the Board is submitting the appointment to the stockholders as a matter of good corporate governance. In the event of a negative vote on such ratification, the Audit Committee may reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
THE BOARD AND AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021, WHICH IS DESIGNATED AS PROPOSAL NO. 2.
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Proposal No. 3:   Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
In accordance with Section 14A of the Exchange Act, we are providing stockholders with the opportunity to vote on an advisory resolution, commonly known as a “say-on-pay” proposal, approving the Company’s executive compensation as reported in this proxy statement:
RESOLVED, that the stockholders approve the compensation of the named executive officers of United Airlines Holdings, Inc., as disclosed in the proxy statement for the 2021 Annual Meeting of Stockholders under the section captioned “Executive Compensation” including the Compensation Discussion and Analysis, the compensation tables, the accompanying footnotes, and the related disclosure contained therein.
At the 2017 annual meeting of stockholders, stockholders were asked to cast a non-binding advisory vote on whether the say-on-pay vote should be held every year, every two years or every three years (the “Frequency Vote”). A majority of stockholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis. Accordingly, the Board resolved that the non-binding advisory vote to approve the compensation of the Company’s named executive officers will be held on an annual basis at least until the 2023 Frequency Vote. At the Company’s annual meeting on May 20, 2020, approximately 96% of the votes cast were voted in favor of the say-on-pay proposal.
Our executive compensation program for 2020 is described in this proxy statement under the section captioned “Executive Compensation” including the Compensation Discussion and Analysis, the compensation tables, the accompanying footnotes, and the related disclosure contained therein.
Compensation Philosophy.   As discussed in the CD&A, our core executive compensation philosophy continues to be based on achieving the following objectives: (i) aligning the interests of our stockholders and executives; (ii) linking executive pay to Company performance and (iii) attracting, retaining and appropriately rewarding our executives in line with market practices. We believe the foregoing objectives are reflected in the 2020 incentive compensation program design approved by the Compensation Committee in February 2020. The Committee continues to focus on these objectives in updating our compensation programs to respond to the significant impacts to the Company from the COVID-19 pandemic and enhanced retention risks while also complying with the compensation restrictions required by the CARES Act. In addition, the Compensation Committee continues to design our executive compensation programs to include focus on the United brand and continues to evaluate United’s progress toward improving the customer experience.
Compensation Governance Practices.   Our executive compensation policies and practices include the following features, which we believe illustrate our commitment to our compensation obligations under the CARES Act, corporate governance “best practices” and pay for performance principles.
•
CARES Act Compliance.   Beginning in 2020, the Company is subject to new compensation restrictions as conditions of the Payroll Support Program agreements and the Term Loan Facility. These agreements restrict the amount of total compensation that the Company can provide to certain employees, including each of the Company’s named executive officers. These compensation restrictions continue until the later of (i) March 1, 2023, or such later date as required by the Company's agreements under the CARES Act, and (ii) one year after full repayment of all loans under the Term Loan Facility (such period is referred to in this proposal as the “CARES Act restricted period”). Management has designed processes to track compensation to comply with the CARES Act limitations and the Compensation Committee has considered the CARES Act requirements in

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making compensation decisions since these requirements became effective. The Company’s compensation programs are designed to comply with the CARES Act while also continuing to support our executive compensation philosophy and objectives.
•
Multiple performance metrics aimed at stockholder value.   We utilize multiple performance metrics to motivate and reward achievements that we believe are complementary of one another and are designed to contribute to the long-term creation of stockholder value.

•
Use of absolute performance goals balanced with consideration of relative performance against peers and use of overlapping performance periods in the long-term incentive program.

•
Pay is targeted with reference to peer group median levels.

•
Balanced peer group companies.   For 2020 compensation decisions, the Compensation Committee retained the same peer group used for compensation benchmarking in the prior year. Our peer group was carefully selected to include well-run companies in general industry, with a primary focus on airlines, customer service-oriented companies in the travel industry, aerospace and transportation companies; companies of similar revenue size (i.e., 0.5-2.0 times the Company’s revenue); and the largest U.S.-based airlines (regardless of revenue range). We have maintained these same standards for our peer group since 2011. In addition, we consider the compensation practices at our primary airline competitors (American, Delta and Southwest), which companies are included in our benchmarking peer group. See “CD&A—Compensation Process and Oversight—Benchmarking.”

•
“Double-triggers” on change in control vesting.   Our long-term incentive awards have “double-trigger” accelerated vesting provisions in connection with a change in control transaction. A “double-trigger” means that acceleration of vesting requires two events: first, a change in control; and second, a qualifying termination of employment, such as an involuntary termination without “cause.”

•
No change in control tax indemnity.   Company policy prohibits excise tax indemnity for pay related to change in control transactions.

•
Stock ownership guidelines.   The personal financial situation of our officers is highly linked to the interests of our stockholders and the financial success of the Company. In recognition of our officers need to manage their personal financial situations in response to the coronavirus pandemic, the Compensation Committee has temporarily suspended the Company’s officer stock ownership guidelines, but will continue to monitor progress toward ownership levels and reconsider activating the guidelines based on the industry financial environment and the impacts of officer compensation limits under the CARES Act. The suspended officer stock ownership guidelines are based on a multiple of base salary ranging from 6x for the CEO, 4x for the President and 3x for EVPs. Despite the suspension, each of our NEOs was in compliance with the suspended stock ownership guidelines as of March 31, 2021. See “CD&A—Other Executive Compensation Matters—Stock Ownership Guidelines.”

•
Prohibition on pledging and hedging.   We maintain a securities trading policy, which prohibits pledging and hedging Company securities by our officers and directors. See “Corporate Governance—Prohibition on Pledging and Hedging” for additional information on this policy.

•
“Claw-back” provisions.   We have a claw-back policy that provides the Compensation Committee with discretion to require the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award to a covered executive if the Compensation Committee determines that the executive engaged in misconduct that resulted in a material violation of (i) federal or state law that caused a material adverse impact to the Company’s financial statements or reputation or

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(ii) the Company’s Code of Ethics and Business Conduct that caused a material adverse impact to the Company’s financial statements or reputation. All our NEOs are covered by the claw-back policy, which has a three-year look back period from the time of a triggering event. In addition, our programs include claw-back provisions requiring the return of incentive payments in certain financial restatement situations.
•
Risk mitigation.   Our executive pay programs have been designed to discourage excessive risk-taking by our executives. On an annual basis, the Compensation Committee considers the design of our compensation programs and factors that reduce the risk to the Company and discourage excessive risk-taking by program participants.

•
Standardized severance policies.   We maintain standardized severance benefits for our officers. These benefits are set forth in severance plans applicable by officer level. The compensation of Mr. Munoz, including his transition and separation benefits, are outlined in his employment and transition agreements.

•
Annual say-on-pay vote.   We have adopted an annual policy for our say-on-pay vote as recommended by our stockholders at our 2017 annual meeting.

•
Communication with investors.   We communicate with the investment community regarding our long-term strategy and relative to our operating, financial and customer satisfaction goals. Management and the Board strive to provide our investors with relevant and reliable information to provide transparency regarding our financial performance projections.

•
Independent Compensation Committee.   The Compensation Committee is comprised solely of independent directors and considers and approves all compensation for our Section 16 reporting officers.

•
Independent Compensation Consultant.   The Compensation Committee has retained an independent compensation consultant, who provides services directly to the Compensation Committee, and has adopted an “Independent Executive Compensation Consultant Conflict of Interest Policy,” compliance with which is regularly monitored by the Compensation Committee.

2020 COVID-19 Response.   The 2020 compensation packages of our NEOs were significantly reduced during 2020 as a result of the COVID-19 pandemic and the Company’s responses to the crisis. Scott Kirby, our CEO; Brett Hart, our President; and Oscar Munoz, our Executive Chairman and former CEO, each waived 100% of his 2020 base salary for portions of 2020 in recognition of the impact of the COVID-19 pandemic on the Company’s business and to lead by example. Other officers also waived significant portions of their base salary. In addition, no payments were made under our 2020 AIP.
We urge our stockholders to read the CD&A section of this proxy statement, which discusses in greater detail how our 2020 executive compensation program implemented our executive compensation philosophy and demonstrates a tight linkage between performance and executive pay and our responses to the 2020 challenges from the COVID-19 pandemic. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement.
Because this vote is advisory, it will not be binding upon the Board or the Compensation Committee. Moreover, this vote will not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any additional fiduciary duty by the Board or the Compensation Committee, or restricting or limiting the ability of the Company’s stockholders to make proposals for inclusion in proxy materials related to executive compensation. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
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THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, WHICH IS DESIGNATED AS PROPOSAL NO. 3.
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Proposal No. 4: Approval of the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan
At the Annual Meeting, our stockholders will be asked to approve the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan (the “2021 Plan”). The 2021 Plan was approved by the Board on February 25, 2021, subject to stockholder approval, and will replace the United Continental Holdings, Inc. 2017 Incentive Compensation Plan (the “2017 Plan”). As of March 31, 2021, there were approximately [•] shares of Common Stock that remained available for future issuances under the 2017 Plan. If the 2021 Plan is approved by stockholders, we will continue to be able to make awards of equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented management team who will contribute to our success. If the 2021 Plan is not approved, we will continue to operate the 2017 Plan in accordance with its terms; however, given the volatility of the price of Common Stock during 2020 as a result of the COVID-19 pandemic, it is difficult to predict the period of time that the shares remaining under the 2017 Plan will be sufficient for the Company to continue making equity awards.

General
Under the 2021 Plan, the Company may grant: nonqualified stock options; incentive stock options (within the meaning of Section 422 of the Code); stock appreciation rights (“SARs”); restricted shares; restricted share units (“RSUs”); performance units; cash incentive awards; other equity-based and equity-related awards; and dividends and dividend equivalents (collectively, the “Awards”).
Total shares outstanding under the 2017 Plan as of March 31, 2021 was [•]. As of March 31, 2021, [•] options were outstanding with a weighted average exercise price of $[•] and weighted average remaining term of [•] years. In addition, as of March 31, 2021, there were [•] stock-settled restricted share units outstanding. As of March 31, 2021, there were no other outstanding stock-settled Awards under the Company’s 2017 Plan. See “Beneficial Ownership of Securities—Equity Compensation Plan Information” for information as of December 31, 2020 regarding the number of shares of our Common Stock that may be issued under the Company’s equity compensation plans.

Purpose of the 2021 Plan
The purpose of the 2021 Plan is to promote the interests of the Company and its stockholders by (i) aligning the interests of the Company’s stockholders and award recipients by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) providing opportunities to link compensation of award recipients to the Company’s short-term and/or long-term performance and (iii) attracting, retaining and rewarding officers and employees (including prospective officers and employees) through compensation opportunities designed to motivate such persons to act in the best interests of the Company and its stockholders.
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Certain Features of the 2021 Plan
The following features of the 2021 Plan are designed to reinforce alignment between the equity compensation arrangements awarded pursuant to the 2021 Plan and our stockholders’ interests:
•
3,800,000 shares of Common Stock plus the number of shares of Common Stock that remain available for issuance under the 2017 Plan as of the effective date of the 2021 Plan will initially be available for Awards under the 2021 Plan;

•
No discounting of stock options or SARs;

•
No repricing or replacement of underwater stock options or SARs without stockholder approval;

•
No dividend equivalents on stock options or SARs;

•
Dividends and dividend equivalents paid with respect to Awards other than options and SARs will be subject to the same restrictions as the underlying Award;

•
No liberal definition of “change of control;” and

•
Awards granted under the 2021 Plan will be subject to any clawback policy adopted by the Company, as in effect from time to time.

Description of the 2021 Plan
The following description is qualified in its entirety by reference to the plan document, a copy of which is attached as Appendix B and incorporated into this proxy statement by reference.
Administration
The 2021 Plan will be administered by the Compensation Committee of the Board, or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the plan (the “Committee”). Subject to the terms of the 2021 Plan and applicable law, the Committee will have sole authority to administer the 2021 Plan, including, but not limited to, the authority to (i) designate plan participants; (ii) determine the type or types of Awards to be granted to a participant; (iii) determine the number of shares of Common Stock to be covered by Awards; (iv) determine the terms and conditions of Awards; (v) determine the vesting schedules of Awards and, if certain performance criteria must be attained in order for an Award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained; (vi) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the 2021 Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it should deem appropriate for the proper administration of the 2021 Plan; (viii) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards and (ix) make any other determination and take any other action that the Committee deemed necessary or desirable for the administration of the 2021 Plan.
The Committee may delegate some or all of its power and authority under the 2021 Plan to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, or to one or more senior officers of the Company as the Committee deems appropriate, except that it may not delegate its power and authority to a member of the Board or senior officers of the Company with regard to the selection for participation in the 2021 Plan of an officer or other employee subject to Section 16 of the Exchange Act.
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Available Shares
Subject to adjustment for changes in capitalization in accordance with the terms of the 2021 Plan, the number of shares of Common Stock initially available under the 2021 Plan, other than substitute awards in a corporate transaction, is equal to the sum of (i) 3,800,000 shares of Common Stock and (ii) the number of shares of Common Stock that remain available for issuance under the 2017 Plan as of the effective date of the 2021 Plan, all of which may be delivered as incentive stock options. On March 31, 2021, the closing sales price per share of our Common Stock as reported on The Nasdaq Stock Market LLC ("NASDAQ") was $57.54.
Each share with respect to which any Award denominated in shares is granted under the 2021 Plan will reduce the aggregate number of shares available under the 2021 Plan by one. Upon exercise of a stock-settled SAR, each share with respect to which such stock-settled SAR was exercised would be counted as one share against the aggregate number of shares available under the 2021 Plan, regardless of the number of shares actually delivered upon settlement of such stock-settled SAR.
If, after the effective date of the 2021 Plan, any Award granted under the 2021 Plan or the 2017 Plan or any other equity plan maintained by the Company under which awards are outstanding as of the effective date of the 2021 Plan (together with the 2017 Plan, the “Prior Plans”), other than a substitute award granted in connection with a corporate transaction, (i) is forfeited, or otherwise expires, terminates or is canceled without the delivery of all of the shares subject to such Award (including the forfeiture of shares subject to a performance-based Award due to the failure to achieve the maximum level of performance) or (ii) is settled in cash, then the shares covered by such Award would again be available to be delivered pursuant to Awards under the 2021 Plan. In addition, shares subject to an Award under the 2021 Plan or a Prior Plan will again be available for issuance under the 2021 Plan if such shares are delivered to or withheld by the Company to pay the withholding taxes related to an outstanding Award. Shares of Common Stock subject to an Award under the 2021 Plan or a Prior Plan will not again be available for issuance under the 2021 Plan if such shares are (x) shares that were subject to an option or a stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase price related to an outstanding Award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.
Change of Control
Unless otherwise provided in an Award agreement, in the event of a change of control of the Company, the Board (as constituted prior to such change of control) may, in its discretion, provide that (i) some or all outstanding options and SARs will become exercisable in full or in part, either immediately upon the change of control or upon a subsequent termination of employment (other than voluntary termination without good reason or due to retirement or for cause termination events); (ii) the time-based vesting requirements applicable to some or all outstanding Awards will lapse in full or in part, either immediately upon the change of control or upon a subsequent termination of employment (other than voluntary termination without good reason or due to retirement or for cause termination events); (iii) the performance period applicable to some or all outstanding Awards will lapse in full or in part and (iv) the performance criteria applicable to some or all outstanding Awards will be deemed satisfied at the target or actual level of performance. In addition, in the event of a change of control, the Board may, in its discretion, require that shares of stock of the company resulting from such change of control, or the parent thereof, or other property be substituted for some or all of the shares of Common Stock subject to outstanding Awards and/or require outstanding Awards, in whole or in part, to be surrendered to the Company in exchange for a payment of cash, other property, shares of capital stock in the company resulting from the change of control, or the parent thereof, or a combination of cash, other property and shares.
Under the terms of the 2021 Plan, a change of control is generally defined as (i) the consummation of a merger or consolidation that results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent less than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or
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consolidation; (ii) the acquisition of securities of the Company representing 25% or more of the total combined voting power of the Company’s then outstanding securities by any person or entity, or group of persons or entities acting in concert, subject to certain exceptions; (iii) the disposition by the Company of all or substantially all of the Company’s assets to an entity, other than an entity of which at least 80% of the combined voting power of the voting securities are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; (iv) stockholder approval of a liquidation of the Company or (v) change in the composition of the majority of our Board over a 12-month period.
Award Agreements
Each Award will be evidenced by an Award agreement, which will be delivered to the participant and will specify the terms and conditions of the Award and any rules applicable thereto. Notwithstanding anything contained in the 2021 Plan to the contrary, the Committee may approve an Award agreement that, upon the termination of a participant’s employment, provides that, or may, in its sole discretion based on a review of all relevant facts and circumstances, otherwise take action regarding an Award agreement such that (i) any or all outstanding options and SARs will become exercisable in part or in full, (ii) all or a portion of the time-based vesting requirements applicable to any outstanding Award will lapse, (iii) all or a portion of the performance period applicable to any outstanding Award will lapse and (iv) the performance criteria applicable to any outstanding Award (if any) will be deemed to be satisfied at the target or any other level.
No Repricing
Under the terms of the 2021 Plan, in no event may any stock option or SAR (i) be amended to decrease the exercise price thereof, (ii) be cancelled at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another Award or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such option or SAR, unless such amendment, cancellation, or action is approved by the Company’s stockholders, other than in connection with a change of control or pursuant to the adjustment provisions of the 2021 Plan.
Clawback of Awards
Awards granted under the 2021 Plan and any cash payment or shares of Common Stock delivered pursuant to an Award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including any policy which the Company may be required to adopt under the Dodd-Frank Act or as otherwise required by law.
Transferability of Awards
Awards generally will not be transferable, except by will or the laws of descent and distribution, provided that, unless prohibited by the applicable Award agreement, Awards may be transferred for no consideration to immediate family members, family partnerships and family trusts and other individuals and entities that are considered “family members” within the meaning of the instructions to Registration Statements on Form S-8 under the Securities Act of 1933. In no event may any Award be transferred to any third party in exchange for value.
Effective Date, Termination and Amendment
The 2021 Plan will become effective on the date of approval of the 2021 Plan by the Company’s stockholders at the Annual Meeting. The 2021 Plan will terminate as of the tenth anniversary of the date of such stockholder approval, unless earlier terminated by the Board. The Board may amend the 2021 Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of NASDAQ. No modification, amendment or termination of the 2021 Plan that is materially adverse to a
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participant will be effective without the consent of the affected participant, unless otherwise provided by the Committee in the applicable Award agreement.
Subject to the prohibition on stock option and SAR repricings, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award previously granted, prospectively or retroactively. However, unless otherwise provided by the Committee in the applicable Award agreement or in the 2021 Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely impair the rights of any participant with respect to any Award previously granted will not be effective without the consent of the affected participant.
Eligibility
Participants in the 2021 Plan will consist of such officers or employees (including any prospective officer or employee) of the Company and its affiliates as selected by the Committee. Although all officers and employees of the Company (approximately 90,000 persons as of December 31, 2020, including employees who returned to the Company under the terms of the Payroll Support Program extension) would be eligible to participate in the 2021 Plan if selected by the Committee, our historical practice has been to limit participation to officers and management employees at levels 1 through 4, representing approximately 3,500 officers and employees.
Types of Awards
Stock Options.   The Committee will be permitted to grant both incentive stock options and nonqualified stock options under the 2021 Plan. The exercise price for options may not be less than the fair market value (as defined in the 2021 Plan) of a share of Common Stock on the grant date. Options will vest and become exercisable as set forth in the applicable Award agreement. Provisions regarding the exercisability of options following termination of employment, other than as a result of death or disability, would be as set forth in the applicable Award agreement. Except as otherwise provided for in an Award agreement, in the event of a termination of a participant’s employment due to death or disability (as defined in the 2021 Plan), unvested options would immediately vest and all options held by the participant would remain exercisable for 12 months following such termination of employment. Notwithstanding any provision in the 2021 Plan, in no event will an option be exercisable more than ten years after its grant date. The 2021 Plan prohibits the payment of dividend equivalents with respect to options.
Stock Appreciation Rights.   The Committee will be permitted to grant SARs under the 2021 Plan. The exercise price for SARs will not be less than the fair market value (as defined in the 2021 Plan) of a share of our Common Stock on the grant date. Upon exercise of an SAR, the holder will receive cash, shares of our Common Stock, other securities, other Awards, other property or a combination of any of the foregoing, as determined by the Committee, equal in value to the excess, if any, of the fair market value of a share of our Common Stock on the date of exercise of the SAR over the exercise price of the SAR. Subject to the provisions of the 2021 Plan and the applicable Award agreement, the Committee will determine the vesting criteria, term, methods of exercise, and any other terms and conditions of any SAR. Provisions regarding the exercisability of SARs following termination of employment, other than as a result of death or disability, will be as set forth in the applicable Award agreement. Except as otherwise provided for in an Award agreement, in the event of termination of a participant’s employment due to death or disability (as defined in the 2021 Plan), unvested SARs will immediately vest and all SARs held by the participant will remain exercisable for 12 months following such termination. Notwithstanding any provision in the 2021 Plan, in no event would an SAR be exercisable more than ten years after its grant date. The 2021 Plan prohibits the payment of dividend equivalents with respect to SARs.
Restricted Shares and Restricted Stock Units.   Subject to the provisions of the 2021 Plan, the Committee will be permitted to grant restricted shares and RSUs. Restricted shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the 2021 Plan or the applicable Award agreement. Restricted shares will be evidenced in such manner as the Committee determines.
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An RSU may be granted with respect to one share of Common Stock or have a value equal to the fair market value of one such share. Upon the lapse of restrictions applicable to an RSU, the RSU may be paid in cash, shares of our Common Stock, other securities, other Awards or other property, as determined by the Committee, or in accordance with the applicable Award agreement. In connection with each grant of restricted shares, except as provided in the applicable Award agreement, the holder would be entitled to the rights of a stockholder (including the right to vote) in respect of such restricted shares. Except as otherwise provided for in an Award agreement, in the event of termination of a participant’s employment due to death or disability (as defined in the 2021 Plan), unvested restricted shares and RSUs subject to time-based vesting restrictions will immediately vest upon such termination.
Performance Units.   Subject to the provisions of the 2021 Plan, the Committee may grant performance units to participants. Performance units will have an initial value established by the Committee (or that was determined by reference to a valuation formula specified by the Committee) at the time of the grant. In its discretion, the Committee may set performance criteria that, depending on the extent to which they were met during a specified performance period, will determine the number and/or value of performance units that would be paid out to the participant. The Committee, in its sole discretion, will be permitted to pay earned performance units in the form of cash, shares of our Common Stock or any combination thereof that would have an aggregate fair market value equal to the value of the earned performance units at the close of the applicable performance period. The determination of the Committee with respect to the form and timing of payout of performance units will be set forth in the applicable Award agreement.
Cash Incentive Awards.   Subject to the provisions of the 2021 Plan, the Committee will be permitted to grant cash incentive Awards payable upon the attainment of performance criteria.
Other Stock-Based Awards.   Subject to the provisions of the 2021 Plan, the Committee will be permitted to grant to participants other equity-based or equity-related compensation Awards, including vested stock. The Committee will determine the amounts and terms and conditions of any such Awards.
Dividends and Dividend Equivalents.   In the discretion of the Committee, an Award, other than an option, SAR or a cash incentive Award, may provide the participant with dividends or dividend equivalents, payable in cash, shares, other securities, other Awards or other property on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, (A) withholding of such amounts by the Company subject to vesting of the Award or (B) reinvestment in additional shares, restricted shares or other Awards; provided, however, that any dividends or dividend equivalents shall be subject to the same restrictions as the underlying Award to which they relate.
Performance Criteria.   The Committee may grant Awards with criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable performance period as a condition to the vesting of the participant’s interest, in the case of restricted shares, of the shares of Common Stock subject to such Award, or, in the case of RSUs, performance units, cash incentive Awards or other equity-based or equity-related Awards, to the participant’s receipt of the shares of Common Stock subject to such Award or of payment with respect to such Award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing performance criteria under the 2021 Plan: net income before or after taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”) or EBITDA margin; earnings before interest, taxes, depreciation, amortization and rent; operating income; earnings per share; total shareholder return, return on shareholders’ equity, or shareholder value appreciation; return on investment or capital; return on assets; net operating profit; share price; profitability/profit margins; market share (in the aggregate or by segment); revenues or sales (in the aggregate or by segment) (based on units and/or dollars); costs (including cost reductions or costs by category (e.g. interest expense); cash flow; cost per available seat mile (“CASM”); CASM ex-fuel; economic value added; strategic business criteria, consisting of one or more objectives based on meeting specified goals
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relating to on-time arrivals, on-time departures, baggage delivery, customer satisfaction, employee satisfaction, or any combination of the foregoing; or such other goals as the Committee may determine whether or not listed in the 2021 Plan. Performance criteria may be applied on an absolute basis and/or be relative to one or more peer companies of the Company or indices or any combination thereof. The Committee is authorized at any time, in its sole and plenary discretion, to include or exclude components of any performance criteria, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance criteria shall be subject to such other special rules and conditions as the Committee may establish at any time.

New Plan Benefits
The number of stock options and other forms of Awards that will be granted under the 2021 Plan is not currently determinable. Please see the “Executive Compensation—Grants of Plan-Based Awards for 2020” for information regarding the grants made to our named executive officers during 2020.

Federal Income Tax Consequences
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to Awards under the 2021 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2021 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2021 Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any Awards.
Section 162(m)
Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s (i) chief executive officer, (ii) chief financial officer, (iii) three most highly compensated executive officers other than the chief executive officer or chief financial officer and (iv) any employee of the corporation who was an individual described in clauses (i), (ii) or (iii) in any preceding taxable year beginning after December 31, 2016.
Stock Options
A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction (except to the extent the deduction limits of Section 162(m) apply). A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition,
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and (2) the excess of the fair market value of those shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction (except to the extent the deduction limits of Section 162(m) apply).
SARs
A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.
Stock Awards
A participant will not recognize taxable income at the time restricted shares are granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) apply.
A participant will not recognize taxable income at the time RSUs or performance units are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of the RSUs or performance units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.
A participant who receives shares of Common Stock that are not subject to any restrictions under the Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.
Cash Incentive Awards
A participant will not recognize taxable income at the time a cash incentive Award is granted and the Company will not be entitled to a tax deduction at that time. Upon payment of a cash incentive Award, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.
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General
Any compensation includable in the gross income of a 2021 Plan participant will generally be subject to applicable federal, state and local income tax withholding.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2021 PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 4.
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Background to Proposals 5 and 6: OUR PROPOSALS TO PRESERVE LONG-TERM BENEFITS OF UNITED’S NET OPERATING LOSSES AND OTHER TAX BENEFITS
The following are key elements of our proposals to preserve long-term benefits of the Company’s federal net operating loss carryforward and other tax attributes. Please read the full description of these proposals below, which include certain defined terms, before you vote.

Summary
As of December 31, 2020, the Company had consolidated U.S. federal net operating loss carryforwards of approximately $11.2 billion, which the Company may be able to use to offset future tax liability. The Company’s ability to utilize its net operating loss carryforwards and certain other tax attributes (collectively, the “Tax Benefits”) to offset future taxable income may be limited if the Company experiences an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code” and, such section of the Code, “Section 382”). An ownership change generally occurs when the percentage of the Company’s ownership (by value) by one or more “5-percent shareholders” (as defined in the Code) has increased by more than 50 percentage points over the lowest percentage owned by such shareholders at any time during the prior three years (calculated on a rolling basis). An entity that experiences an ownership change generally will be subject to an annual limitation on its pre-ownership change tax losses and credit carryforwards equal to the equity value of the corporation immediately before the ownership change, multiplied by the long-term, tax-exempt rate published monthly by the Internal Revenue Service (the “IRS”) (subject to certain adjustments). The limitation on the Company’s ability to utilize the Tax Benefits arising from an ownership change under Section 382 would depend on the value of the Company’s equity at the time of any ownership change. Any unused annual limitation may, subject to certain limits, be carried over to later years, and the limitation may, under certain circumstances, be increased by built-in gains in the assets held by the Company at the time of the ownership change.
For the purpose of determining whether there has been an “ownership change,” the change in ownership as a result of purchases by “5-percent shareholders” is aggregated with certain changes in ownership that occurred over the three-year period ending on the date of such purchases. If the Company were to experience an ownership change, the Company’s U.S. federal income taxes may be greater, or could be paid earlier, than they otherwise would be, and a portion of the Tax Benefits could expire before the Company is able to use them to offset future tax liability.
In order to preserve long-term stockholder value by protecting against a possible limitation on the Company’s ability to use the Tax Benefits to reduce potential future U.S. income tax obligations, the Board proposes to (i) amend and restate the Company’s Amended and Restated Certificate of Incorporation to adopt a successor to Article Fourth, Part V thereto (such successor, the “Protective Amendment”) that contains terms similar to those in the current Article Fourth, Part V, which became inoperative on October 24, 2016, and (ii) approve the adoption of the Tax Benefits Preservation Plan, dated as of December 4, 2020, by and between the Company and Computershare Trust Company, N.A., as amended January 21, 2021 (the “TBP Plan”).
The Protective Amendment, which is designed to prevent certain transfers of the Company’s securities that could result in an ownership change, is described below under Proposal 5, and its full terms can be found in Article Fourth, Part V of the proposed Amended and Restated Certificate of Incorporation found in the accompanying Appendix C, which also shows the changes compared to the current Amended and Restated Certificate of Incorporation, with deletions indicated by strikeouts and additions indicated by double underlining.
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The Board adopted the TBP Plan on December 4, 2020, pursuant to which the Company declared a dividend of one preferred stock purchase right (each, a “right”) per share of Common Stock payable to the Company’s stockholders of record as of the close of business on December 14, 2020. The Board also provided that a right would attach to each share of Common Stock that becomes outstanding on or after the rights dividend but prior to the earlier of the time when the rights separate from the Common Stock and the TBP Plan expires.
The TBP Plan is designed to deter any person from buying Common Stock (or any interest in Common Stock) if the acquisition would result in a stockholder owning 4.9% or more of the then-outstanding shares of Common Stock. The TBP Plan is described below under Proposal 6, and its full terms can be found in the accompanying Appendix D.
In accordance with the terms of the TBP Plan, the Board is asking the Company’s stockholders to approve the TBP Plan at the Annual Meeting. Neither the Company’s governing documents nor applicable law requires stockholder approval of the TBP Plan. However, the Company considers this proposal for stockholders to approve the TBP Plan to be an important opportunity for the Company’s stockholders to provide direct feedback on an important matter of corporate governance. If the Company’s stockholders do not approve the TBP Plan, the TBP Plan will expire at the close of business on the first business day following the certification of the voting results of the Annual Meeting. Likewise, even if the TBP Plan is approved by stockholders, the Board may terminate the TBP Plan at any time prior to the Stock Acquisition Date (as defined below), including if it determines at any time that the Tax Benefits are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.
The Board urges stockholders to carefully read each proposal, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment and the TBP Plan” and the full terms of the proposed Amended and Restated Certificate of Incorporation and the TBP Plan.
It is important to note that neither measure offers a complete solution and an ownership change may occur even if the Protective Amendment is adopted and the TBP Plan is approved. In particular, under both the Protective Amendment and the TBP Plan, certain “grandfathered stockholders” (generally, stockholders that owned at least 4.9% of the outstanding shares of Common Stock as of immediately prior to the time when the TBP Plan was first publicly announced) are (a) exempt from the transfer restrictions imposed by the Protective Amendment and (b) excluded from the definition of “Acquiring Person” (as defined below) for purposes of the TBP Plan so long as they do not acquire additional shares of Common Stock. The U.S. Department of the Treasury, which currently owns Company Securities (as defined in Proposal 5) issued in connection with CARES Act programs, is also exempt from the provisions of the Protective Amendment, and warrants (and shares issued upon the exercise of warrants) held by the U.S. Department of the Treasury are exempt from the calculation of ownership under the TBP Plan for certain purposes. Furthermore, there are limitations on the enforceability of the Protective Amendment against stockholders who do not vote to adopt it that may allow an ownership change to occur, and the TBP Plan may deter, but ultimately cannot block, transfers of Common Stock that might result in an ownership change. The limitations of these measures are described in more detail below. Because of their individual limitations, the Board believes that both measures are needed and that they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of the Tax Benefits. Accordingly, the Board recommends that stockholders (i) amend and restate the Company’s Amended and Restated Certificate of Incorporation to adopt the Protective Amendment and (ii) approve the TBP Plan.

Certain considerations related to the Protective Amendment and the TBP Plan
The Board believes that attempting to protect the Tax Benefits is in the Company’s and its stockholders’ best interests. However, the IRS has not audited or otherwise validated the amount of the Tax Benefits. The IRS could challenge the amount of the Tax Benefits, which could limit the Company’s ability to use the Tax Benefits to
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reduce its future income tax liability. In addition, the Company cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted and the TBP Plan is approved. The complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, the Company cannot assure you that the IRS will not claim that the Company experienced an ownership change and attempt to reduce or eliminate the benefit of the Tax Benefits even if the Protective Amendment and the TBP Plan are in place. Please consider the items discussed below in voting on Proposals 5 and 6.

Continued risk of ownership change
Although the Protective Amendment and the TBP Plan are intended to reduce the likelihood of an ownership change, the Company cannot provide assurance that they would prevent all transfers of the Company’s securities that could result in such an ownership change. In particular, absent a court determination, the Company cannot provide assurance that the Protective Amendment’s restrictions on the acquisition of Company Securities will be enforceable against all of our stockholders, and the restrictions may be subject to challenge on equitable grounds, as discussed below under Proposal 5.

Anti-takeover effect
The reason the Board approved and adopted the Protective Amendment and the TBP Plan is to preserve the long-term value of the Tax Benefits. The Protective Amendment, if adopted by stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate 4.9% or more of the outstanding shares of Common Stock. Similarly, while the TBP Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because any person or group acquiring 4.9% or more of the outstanding shares of Common Stock may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Protective Amendment, if adopted by our stockholders, and the TBP Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of the Company’s securities.
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Proposal No. 5:   Approve and Adopt an Amendment and Restatement of the Company’s Certificate of Incorporation to Preserve Certain Tax Benefits
For the reasons discussed above under “Background to Proposals 5 and 6: Our proposals to preserve long-term benefits of United's Net Operating Losses and Other Tax Benefits,” the Board recommends that stockholders amend and restate the Company’s Amended and Restated Certificate of Incorporation to adopt the Protective Amendment. The Protective Amendment is a successor to, and contains a 5% ownership limitation substantively similar to, current Article Fourth, Part V of the Company’s Amended and Restated Certificate of Incorporation, which became inoperative on October 24, 2016. Similar to the current Article Fourth, Part V, the Protective Amendment is designed to prevent certain transfers of the Company’s securities that could result in an ownership change under Section 382 and, therefore, materially inhibit the Company’s ability to use the Tax Benefits to reduce future income taxes. The Board believes it is in the Company’s and the Company’s stockholders’ best interests to adopt the Protective Amendment to help avoid this result.
The purpose of the Protective Amendment is to protect long-term value to the Company of the Tax Benefits by limiting direct or indirect transfers of Company Securities that could affect the percentage of stock that is treated as being owned by a Five-Percent Shareholder (as defined below). In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while generally allowing purchasers to receive their money back from prohibited purchases. In order to implement these transfer restrictions, the Protective Amendment must be adopted. The Protective Amendment would cease to apply to transfers occurring on or after the third anniversary of the effective date of the Protective Amendment.
The Board has adopted resolutions approving and declaring the advisability of amending and restating the Company’s Amended and Restated Certificate of Incorporation as described below and as provided in the accompanying Appendix C, subject to stockholder adoption.
The following description of the proposed Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the proposed Amended and Restated Certificate of Incorporation, which can be found in the accompanying Appendix C, which also shows the changes compared to the current Amended and Restated Certificate of Incorporation, with deletions indicated by strikeouts and additions indicated by double underlining. Please read the proposed Amended and Restated Certificate of Incorporation in its entirety as the discussion below is only a summary.

Prohibited transfers
The Protective Amendment applies to any interest in the Company that would be treated as “stock” under applicable U.S. federal income tax laws and regulations, including (i) shares of Common Stock, (ii) shares of the Company’s preferred stock and (iii) warrants, rights or options to purchase Company stock (which we collectively refer to as “Company Securities”). Under the Protective Amendment, any direct or indirect transfer of Company Securities will be prohibited if (y) the transferor is a Five-Percent Shareholder (other than a Person (as defined below) who was a Five-Percent Shareholder as of 5:08 p.m. ET on December 4, 2020) or (z) to the extent that, as a result of such transfer either (1) any Person becomes a Five-Percent Shareholder or (2) the Percentage Stock Ownership (as defined below) interest in the Company of any Five-Percent Shareholder is increased.
For purposes of this Proposal 5:
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•
“Five-Percent Shareholder” means a Person with a Percentage Stock Ownership of at least 4.9%;

•
“Percentage Stock Ownership” means the percentage stock ownership interest in the Company of any Person for purposes of Section 382, as determined in accordance with applicable Treasury regulations; and

•
“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulations § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulations § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group; provided, however, that notwithstanding the foregoing, the term “Person” shall not include the U.S. Department of the Treasury.

Complex stock ownership rules prescribed by the Code (and Treasury regulations promulgated thereunder) will apply in determining whether a Person is a Five-Percent Shareholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group that does not result in such transferee being treated as a Five-Percent Shareholder does not increase the percentage interests taken into account for purposes of determining an ownership change, and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of Company Securities owned by, any stockholder, the Company will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to the Company’s actual knowledge of the ownership of Company Securities. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of the Company Securities, to provide all information reasonably requested regarding such person’s Percentage Stock Ownership of Company Securities.
These transfer restrictions may result in the delay or refusal of certain requested transfers of Company Securities, or prohibit ownership (thus requiring dispositions) of Company Securities due to a change in the relationship between two or more Persons or to a transfer of an interest in an entity that, directly or indirectly, owns Company Securities. These transfer restrictions will not apply, however, to the warrants to purchase shares of Common Stock acquired by the U.S. Department of the Treasury in connection with the CARES Act programs, the exercise of such warrants or shares of Common Stock received by the U.S. Department of the Treasury upon the exercise of such warrants.

Consequences of prohibited transfers
Under the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee, and the purported transferee would not be recognized as the owner of Company Securities owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of Company Securities. In this proxy statement, any Company Securities purportedly acquired in violation of the Protective Amendment are referred to as “Excess Securities.”
In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the Excess Securities to an agent designated by the Board (the “Agent”) along with any dividends or other distributions paid with respect to such Excess Securities. The Agent is required to sell such Excess Securities in one or more arm’s-length transactions that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, after deduction of all costs incurred by the Agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or the fair market value of the Excess Securities calculated on the basis of the closing market price for the Company Securities on the day before the prohibited transfer), as determined at the Board’s discretion, incurred by the purported transferee to acquire such Excess Securities, and the balance of the proceeds, if any, will be distributed to a charitable
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beneficiary. If the Excess Securities are sold by the purported transferee, such person will be treated as having sold the Excess Securities on behalf of the Agent, and will be required to remit all proceeds to the Agent (except to the extent the Company grants written permission to the purported transferee to retain an amount, not to exceed the amount such person otherwise would have been entitled to retain had the Agent resold such Excess Securities).

Modification and waiver of transfer restrictions
The Board will have the discretion to approve a transfer of Company Securities that would otherwise violate the transfer restrictions. In connection with any request to waive the transfer restrictions, the Board may request relevant information from the requesting person and may waive transfer restrictions applicable to a proposed transaction if the Board determines that such proposed transaction would not create a material risk that the Tax Benefits would be jeopardized. If the Board decides to grant a waiver, it may impose any conditions that the Board deems reasonable and appropriate in connection therewith.
In the event of a change in law, the Board will be authorized to modify the applicable allowable percentage ownership interest (currently less than 4.9%) or modify any of the definitions or terms of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board determines that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Stockholders will be notified of any such determination through the method of notice that the Company’s Secretary deems appropriate.
The Board may, to the extent permitted by law, establish, modify, amend or rescind bylaws, regulations and procedures not inconsistent with the Protective Amendment for purposes of determining whether any transfer of Company Securities would jeopardize the Company’s ability to preserve and use the Tax Benefits and for orderly application, administration and implementation of the Protective Amendment.

Implementation and expiration of the Protective Amendment
If the Company’s stockholders adopt the Protective Amendment, the Company intends to promptly file an Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. The Company also intends to disclose such restrictions to persons holding Company Securities in uncertificated form, disclose such restrictions to the public generally and include a legend reflecting the transfer restrictions included in the Protective Amendment on any certificates representing newly issued or transferred shares.
The transfer restrictions contained in the Protective Amendment would cease to apply on the earliest of (i) the third anniversary of the effective date of the Protective Amendment, (ii) the repeal, amendment or modification of Section 382 in such a way as to render the restrictions imposed by Section 382 no longer applicable to the Company and (iii) the beginning of a taxable year of the Company in which no Tax Benefits are available.

Effectiveness and enforceability
Although the Protective Amendment is intended to reduce the likelihood of an ownership change, the Company cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:
•
The Board can permit a transfer to an acquirer that results or contributes to an ownership change unless the Board determines that the transfer, considered alone or with other transactions (including, without limitation, past transactions or contemplated transactions), would create a material risk that the Company’s Tax Benefits may be jeopardized.

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•
A court could find that part or all of the Protective Amendment is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, the Company’s jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including the Tax Benefits). Delaware law provides that transfer restrictions with respect to shares of Common Stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted in favor of this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). The Company intends to disclose such restrictions to persons holding Common Stock (or other Company Securities) in uncertificated form and to cause any shares of Common Stock (or other Company Securities) issued in certificated form to be issued with the relevant transfer restrictions conspicuously noted on the certificate(s) representing such shares (or other Company Securities). Therefore, under Delaware law, such newly issued shares will be subject to the transfer restrictions. For the purpose of determining whether a stockholder is subject to the Protective Amendment, the Company intends to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. The Company may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•
Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders, transactions undertaken by persons exempted from the Protective Amendment (including “grandfathered” stockholders and the U.S. Department of the Treasury) or other events could cause an ownership change under Section 382.

As a result of these and other factors, the Protective Amendment serves to reduce, but does not eliminate, the risk that the Company will undergo an ownership change. Accordingly, the Company cannot assure that an ownership change will not occur even if the Protective Amendment is made effective. However, the Board has adopted, and is seeking stockholder approval of, the TBP Plan, which is intended to act as a deterrent to any person acquiring 4.9% or more of the outstanding shares of Common Stock and endangering the Company’s ability to use the Tax Benefits.

Section 382 ownership change determinations
The rules of Section 382 are very complex. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:
•
The share ownership of each stockholder who owns less than five percent of Common Stock by value is generally (but not always) aggregated and therefore such group of persons are generally treated as a “5-percent shareholder” that is a “public group” for purposes of Section 382. Thus, transactions within a “public group” among stockholders who are not “5-percent shareholders” are generally (but not always) excluded from the Section 382 calculation.

•
There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities. Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the

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ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised.
•
Acquisitions by a person that cause the person to become a “5 percent shareholder” may result in an ownership change, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•
A repurchase of Common Stock by the Company may increase the ownership of any “5-percent shareholder” (including groups of stockholders who are not themselves “5-percent shareholders”) and can contribute to an ownership change. In addition, it is possible that a repurchase of shares could cause a holder of less than five percent to become a “5-percent shareholder” and result in an ownership change.

Required vote
Approval of the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the Company’s outstanding stock entitled to vote on this proposal. The amendment and restatement, if adopted, would become effective upon the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to do as soon as practicable after the amendment and restatement is adopted.

Effect of the Protective Amendment if you vote for it and own less than 4.9% of the outstanding shares of common stock
The Protective Amendment will apply to you, but, so long as you own less than 4.9% of the outstanding shares of Common Stock (or are a Person that was a Five-Percent Shareholder as of 5:08 p.m. ET on December 4, 2020), you can transfer your shares to a purchaser who, after the sale, also would own less than 4.9% of the outstanding shares of Common Stock. You could not, without Board approval, transfer your shares to a person who as a result of the transfer would become a Five-Percent Shareholder or to a person who was already a Five-Percent Shareholder.

Effect of the Protective Amendment if you vote against it
Delaware law provides that the transfer restrictions of the Protective Amendment with respect to the shares of Common Stock issued prior to its effectiveness will be effective as to (i) stockholders with respect to shares that were voted in favor of adopting the Protective Amendment and (ii) purported transferees of such shares if (A) the transfer restrictions are conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). The Company intends to disclose such restrictions to persons holding Common Stock (or other Company Securities) in uncertificated form and to cause shares of Common Stock (or such other Company Securities) to be issued with the relevant transfer restrictions conspicuously noted on the certificate(s) representing such shares (or other Company Securities). Therefore, under Delaware law, such newly issued shares will be subject to the transfer restrictions. For the purpose of determining whether a stockholder is subject to the Protective Amendment, the Company intends to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment unless the contrary is established. The Company may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder can establish that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.
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THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF UNITED’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, WHICH IS DESIGNATED AS PROPOSAL NO. 5.
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Proposal No. 6:   Approve the Company’s Tax Benefits Preservation Plan

The Tax Benefits Preservation Plan
On December 4, 2020, the Board adopted the TBP Plan and declared a dividend of one right per share of Common Stock payable to the Company’s stockholders of record as of the close of business on December 14, 2020. The rights also attach to any shares of Common Stock that become outstanding on or after the rights dividend but prior to the earlier of when the rights separate from the Common Stock and the TBP Plan expires. Each right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Serial Preferred Stock, without par value (“Preferred Stock”), of the Company at an exercise price of $250.00 per right, subject to adjustment.
The TBP Plan is designed to deter any person from buying Common Stock (or any interest in Common Stock) if the acquisition would result in a stockholder owning 4.9% or more of the then-outstanding shares of Common Stock. The TBP Plan is intended to protect stockholder value by attempting to preserve the Company’s ability to use the Tax Benefits to reduce its future income tax liability. Because of the limitations of the Protective Amendment in preventing transfers of Common Stock that may result in an ownership change, as described above under Proposal 5, the Board believes the TBP Plan is in the Company’s and its stockholders’ best interests.
The following description of the terms of the TBP Plan is qualified in its entirety by reference to the full text of the TBP Plan, which can be found in the accompanying Appendix D. Please read the TBP Plan in its entirety as the discussion below is only a summary.
THE RIGHTS
Until the Distribution Time (as defined below), the rights are associated with Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, and the rights are transferable with and only with the underlying shares of Common Stock. Thus, until the Distribution Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of Common Stock as of the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the rights.
Until a right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.
EXERCISABILITY
Subject to certain exceptions, the rights become exercisable and trade separately from Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:
•
the close of business on the tenth (10th) day after the “Stock Acquisition Date” (which is defined as (a) the first date of public announcement that any person or group has become an “Acquiring Person,” which is defined as a person or group that, together with its affiliates and associates, beneficially owns 4.9% or more of the outstanding shares of Common Stock (with certain exceptions, including those described below) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person); or

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•
the close of business on the tenth (10th) business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) after the commencement of a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person.

The Board may determine that any person is an Acquiring Person if such person becomes the beneficial owner of 4.9% of the then-outstanding shares of Common Stock under the regulations promulgated under the Code.
An Acquiring Person does not include any person or group that, together with its affiliates and associates, as of 5:08 p.m. ET on December 4, 2020, beneficially owned 4.9% or more of the outstanding shares of Common Stock so long as such person or group continues to beneficially own at least 4.9% of the outstanding shares of Common Stock and does not acquire shares of Common Stock to beneficially own an amount equal to or greater than the greater of 4.9% and the sum of the lowest beneficial ownership of such person or group since the public announcement of the adoption of the TBP Plan plus one share of Common Stock.
In addition, the TBP Plan provides that no person or group will become an Acquiring Person as a result of share purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person or group will not be an Acquiring Person if the Board determines that such person or group has become an Acquiring Person inadvertently and such person or group as promptly as practicable divests a sufficient number of shares so that such person or group would no longer be an Acquiring Person. There are also certain exceptions for an “investment advisor” to mutual funds or a trustee of trusts qualified under Section 401(a) of the Code sponsored by unrelated corporations, unless the Board determines, in its reasonable discretion, that such investment advisor or trustee is deemed to beneficially own 4.9% or more of the shares of Common Stock then outstanding under specified regulations promulgated under the Code.
Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Exchange Act, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts. In addition, for purposes of the TBP Plan, a person or group is deemed to beneficially own shares that such person is deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 or the regulations promulgated under the Code), and Warrants and Warrant Shares (as each is defined in the April 20, 2020, September 28, 2020 and January 15, 2021 Warrant Agreements between the Company and the U.S. Department of the Treasury) are generally disregarded for purposes of determining beneficial ownership.
FLIP-IN EVENT
In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person, each holder of a right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of the Acquiring Person or of any such affiliate or associate, whose rights will have become null and void) will have the right to receive, upon exercise, Common Stock having a value equal to two times the exercise price of the right.
EXCHANGE
At any time after any Acquiring Person, together with all of its affiliates and associates, becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Company may exchange the rights (other than rights owned by the Acquiring Person, any of its affiliates or associates or certain transferees of the Acquiring Person or of any such affiliate or associate, whose rights will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per right (subject to adjustment).
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REDEMPTION
At any time prior to the earlier of (i) the close of business on the tenth (10th) day following the Stock Acquisition Date or (ii) December 4, 2023, the Company may redeem the rights at a price of $0.001 per right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board).
EXEMPTIONS
The Board recognizes that there may be instances when an acquisition of Common Stock that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger the availability of the Tax Benefits or there may be situations when the acquisition would otherwise be in the Company’s best interests. Accordingly, the TBP Plan grants discretion to the Board to exempt acquisitions in such instances (provided that the applicable procedures are followed).
ANTI-DILUTION PROVISIONS
The number of rights, the exercise price and the number of shares of Preferred Stock or other securities or property issuable upon exercise of the rights are subject to adjustment from time to time to prevent dilution that may occur as a result of certain events, including, among others, a stock dividend, a stock split or a reclassification of Common Stock.
AMENDMENTS
The Company and the rights agent may from time to time amend or supplement the TBP Plan without the consent of the holders of the rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the rights (other than the Acquiring Person, any of its affiliates or associates or certain transferees of the Acquiring Person or of any such affiliate or associate).
EXPIRATION
The rights will expire on the earliest to occur of (a) the close of business on December 4, 2023, (b) the time at which the rights are redeemed or exchanged by the Company (as described above), (c) the close of business on the first business day following the certification of the voting results of the Annual Meeting, if stockholder approval of the TBP Plan has not been obtained at the Annual Meeting, (d) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person or (e) the time at which the Board determines that the Tax Benefits are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or materially impair the amount of Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes (we refer to the earliest of (a), (b), (c), (d) and (e) as the “Expiration Time”).

Effect of a vote against approval of the TBP Plan
Neither the Company’s governing documents nor applicable law requires stockholder approval of the TBP Plan. However, the Company considers this proposal for stockholders to approve the TBP Plan to be an important opportunity for the Company’s stockholders to provide direct feedback on an important matter of corporate governance. If the Company’s stockholders do not approve the TBP Plan, the TBP Plan will expire at the close of business on the first business day following the certification of the voting results of the Annual Meeting. Likewise, even if the TBP Plan is approved by stockholders, the Board may terminate the TBP Plan at any time prior to the Stock Acquisition Date, including if it determines at any time that the Tax Benefits are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material
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respect the time period in which the Company could use the Tax Benefits or materially impair the amount of Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

Required vote
Approval of the TBP Plan requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE TAX BENEFITS PRESERVATION PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 6.
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Proposal No. 7:   Stockholder Proposal Regarding Disclosure of Political Spending
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, has advised the Company that he intends to present the following stockholder proposal at the Annual Meeting. Mr. Chevedden has indicated that he holds no fewer than 100 shares of Common Stock.
The text of the stockholder proposal and supporting statement appear exactly as received by the Company. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent and, as a result, the Company is not responsible for any inaccuracies the proposal or statement may contain. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.
The Board unanimously recommends a vote “AGAINST” the stockholder proposal based on the reasons set forth in the Company’s Statement in Opposition following the stockholder proposal.
Proposal 4 [sic]—Political Spending Disclosure
Resolved, that the shareholders request that the Company provide a report, updated semiannually, disclosing the Company’s:
1.
Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

2.
Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

a.
The identity of the recipient as well as the amount paid to each; and

b.
The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.

Supporting Statement
As long-term shareholders of United, I support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.
Disclosure is in the best interest of the company and its shareholders. The Supreme Court recognized this in its 2010 Citizens United decision, which said, “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.”
Publicly available records show United has contributed at least $850,000 in corporate funds since the 2010 election cycle (CQMoneyLine: http://moneyline.cq.com ; National Institute on Money in State Politics:
http://www.followthemoney.org .
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However, relying on publicly available data does not provide a complete picture of the Company’s electoral spending. For example, the Company’s payments to trade associations or other tax-exempt “dark money” groups that may be used for election-related activities are undisclosed and unknown. This proposal asks the Company to disclose all of its electoral spending, including payments to trade associations and other tax-exempt organizations, which may be used for electoral purposes. This would bring our Company in line with a growing number of leading companies, including The Boeing Company, Northrop Grumman Corporation, and Union Pacific Corporation, which present this information on their websites.
The Company’s Board and shareholders need comprehensive disclosure to fully evaluate the use of corporate assets in elections.
Please vote for this important corporate governance advancement:
Political Spending Disclosure—Proposal 4 [sic]

Statement in Opposition to Stockholder Proposal

The Board has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the Company and its stockholders and unanimously recommends a vote “AGAINST” the stockholder proposal.
As part of its analysis, the Board considered that a proposal requesting a report on political lobbying spending was presented at the 2019 annual meeting of stockholders and 2020 annual meeting of stockholders, with only 25.2% and 28.6%, respectively, of stockholders present in person or represented by proxy at the meeting voted in favor of the proposal.
We believe it is in the best interests of our stockholders for the Company to be an effective participant in the political process.
The airline industry is subject to extensive regulation. We believe it is important and necessary for the Company to actively engage with lawmakers and government agencies to ensure that they take the interests and needs of our customers, employees, business and the communities we serve into account when making legislative and regulatory decisions. We advocate for policies that rationalize our tax burden, reduce unnecessary regulation, mitigate fuel cost, modernize infrastructure and enhance global competitiveness in the airline industry, among other items. We belong to a number of industry associations, which we believe gives us a platform to share and receive business expertise and technical knowledge for the betterment of our industry. This involvement also allows us to advocate for policies that encourage a thriving and competitive industry and business environment. While we acknowledge that some of these associations represent a diverse base of companies and industries with interests and policies that at times may not align with our own, we nevertheless believe that participating in these associations is beneficial to advancing our policies and the interests of our stockholders. Additional information related to our public policy engagement efforts is publicly available in the “Government and Policies” section of our Corporate Responsibility Report at crreport.united.com/our-business/government-and-policy.

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Our political activities and spending are subject to extensive public disclosure requirements and internal oversight.
Our political activities and spending are subject to comprehensive regulation at the federal, state and local levels. As required by U.S. federal law, we file quarterly reports that disclose our lobbying expenditures and detail our lobbying activities. These lobbying disclosure reports may be viewed at disclosurespreview.house.gov by searching for United Airlines, Inc. We file similar publicly available lobbying reports with state and local agencies as required by state and local law, which in some cases have even broader disclosure requirements than federal law. Any lobbying firms we hire are required to file similar reports. The trade associations we belong to are also subject to public disclosure obligations regarding their lobbying efforts.
We are committed to the highest ethical standards, and we have procedures and policies in place to ensure that our political spending activities are subject to appropriate oversight and in the best interests of our stockholders. We take diligent steps to ensure that we are in compliance with applicable rules and regulations and our Code of Ethics and Business Conduct, which is publicly available on our website at ir.united.com. Our Government Affairs group reports directly to our Senior Vice President, Government Affairs and Global Public Policy, who oversees the group’s activities. The Public Responsibility Committee of the Board reviews policies, positioning and practices concerning political and governmental affairs at least annually. In light of all of the above, we believe that the disclosures requested by the proposal are unnecessary.
Implementing this proposal may put us at a competitive disadvantage and would impose unnecessary expense on the Company.
This proposal seeks to impose requirements on us that could result in competitive harm to the Company. The requested report could put the Company at a disadvantage relative to our competitors, who are not required to disclose this information, by revealing confidential information or proprietary information about our business or strategy. We believe that any additional political spending disclosure requirements that go beyond those required under existing law should be applicable to all participants engaged in the political process, rather than to us alone, as the proposal requests.
The Company’s political expenditures are not financially material to the Company. In 2020, the Company’s total political expenses were insignificant when compared to the Company’s total operating costs. Given the amount of information publicly available through existing public disclosure requirements, we believe using additional funds to generate the report requested by this proposal would not be an appropriate use of corporate resources.
For the reasons set forth above, the Board believes that the implementation of this proposal is not in the best interests of the Company and its stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 7.
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Proposal No. 8: Stockholder Proposal Regarding a Report on Climate-Related Lobbying Activities
The Presbyterian Church (U.S.A.), 100 Witherspoon Street, Louisville, KY 40202 and Portico Benefit Services, 800 Marquette Ave., Suite 1050, Minneapolis MN 55402 have advised the Company that they intend jointly to present the following stockholder proposal at the Annual Meeting. The Presbyterian Church (U.S.A.) has indicated that it holds 120,096 shares of Common Stock and Portico Benefit Services has indicated that it holds 4,300 shares of Common Stock.
The text of the stockholder proposal and supporting statement appear exactly as received by the Company. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent and, as a result, the Company is not responsible for any inaccuracies the proposal or statement may contain. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.
The Board unanimously recommends a vote “AGAINST” the stockholder proposal based on the reasons set forth in the Company’s Statement in Opposition following the stockholder proposal.
Climate Lobbying Report
Shareholders request that the Board of Directors conduct an evaluation and issue a report within the next year (at reasonable cost, omitting proprietary information) describing if, and how, United Airlines’ lobbying activities (direct and through trade associations and social welfare and nonprofit organizations) align with the Paris Climate Agreement’s goal of limiting average global warming to well below 2 degrees Celsius, and how the company plans to mitigate risks presented by any misalignment.

Supporting Statement
According to the most recent annual “Emissions Gap Report”(1) issued by the United Nations Environment Programme (November 26, 2019), critical gaps remain between the commitments national governments have made and the actions required to prevent the worst effects of climate change. Companies have an important and constructive role to play in enabling policymakers to close these gaps.
Corporate lobbying activities that are inconsistent with meeting the goals of the Paris Agreement present regulatory, reputational and legal risks to investors. These efforts also present systemic risks to our economies, as delays in implementation of the Paris Agreement increase the physical risks of climate change, pose a systemic risk to economic stability and introduce uncertainty and volatility into our portfolios. We believe that Paris-aligned climate lobbying helps to mitigate these risks, and contributes positively to the long-term value of our investment portfolios.
Of particular concern are the trade associations and other politically active organizations that speak for business but, unfortunately, too often present forceful obstacles to progress in addressing the climate crisis.
As investors, we view fulfillment of the Paris Agreement’s agreed goal—to hold the increase in the global average temperature to “well below” 2°C above preindustrial levels, and to pursue efforts to limit the temperature increase to 1.5°C—as an imperative. We are convinced that unabated climate change will have a devastating impact on our clients, plan beneficiaries, and the value of their portfolios. We see future “business as usual” scenarios of 3-4°C or greater as both unacceptable and uninvestable.

(1)
https://www.unenvironment.org/resources/emissions-gap-report-2019

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We commend United Airlines for responding to CDP’s annual climate change survey, including information on the company’s direct (in the company’s name) and indirect (through trade associations and other organizations) lobbying efforts related to climate change and their consistency with corporate policy. Two hundred institutional investors managing $6.5 trillion wrote to United Airlines in 2019, seeking an answer to a different question: How does United Airlines work to ensure that its direct and indirect lobbying activities align with the Paris Agreement’s goals, and what does the company do to address any misalignments it has found? The investors received no response. United also did not respond to an October 2020 follow-up letter.
Thus, we urge the Board and management to assess the company’s climate related lobbying and report to shareholders.

Statement in Opposition to Stockholder Proposal

The Board has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the Company and its stockholders and unanimously recommends a vote “AGAINST” the stockholder proposal.

The Company is an industry leader in environmental sustainability.

The Company is committed to operating an environmentally sustainable and responsible airline. This means we are constantly working to minimize our environmental impact and are continuously looking for new ways to reduce our carbon footprint in the air, on the ground and at our facilities. Since 1990, we have improved our fuel efficiency by more than 45%. In September 2018, the Company announced a pledge to reduce its greenhouse gas emissions by 50% relative to 2005 levels by the year 2050. We were the first U.S. airline to publicly commit to reduce its individual carbon emissions by 50%. In December 2020, we took our commitment one step further by pledging to reduce our greenhouse gas emissions by 100% by 2050.

To achieve carbon neutrality by 2050, we aim to tackle emissions at their source by continuing and accelerating development and investment in sustainable fuel and direct air capture. We are a part of the Bipartisan Policy Center’s Net Zero Business Alliance (NZBA), where we collaborate with members from other industries on innovative public policies, investment strategies and technological breakthroughs that are designed to help reduce the speed of climate change. We have been utilizing or investing in sustainable fuel for more than a decade, and were the first airline globally to use sustainable aviation fuel on an ongoing daily basis from our LAX hub. We have also committed to make a multimillion-dollar investment in a startup company that will help fund the first direct air capture plant in the United States. This direct air capture plant is expected to capture, remove and store 1 million metric tons of CO2—the equivalent of the work of 40 million trees in removing CO2 from our atmosphere but within a much smaller land area. In addition, over 4,000 pieces of the Company’s ground service equipment in use around the world are electric or use alternative fuels. United has office space in LEED certified buildings in various locations, including Chicago, Houston and San Francisco, and is regularly evaluating ways to reduce its non-fuel energy use at other facilities across the Company’s network. More information about the Company’s commitment to environmental sustainability and pledge to reduce our greenhouse gas emissions is available under “Corporate Governance—Environmental Sustainability” and at www.united.com/ual/en/us/fly/company/global-citizenship/environment/fuel-efficiency-and-emissions-reduction.html.

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United’s lobbying efforts are aligned with our environmental sustainability goals and are in the best interests of our stockholders.

Climate change is a serious global issue and is of vital interest to the airline industry. The legislation of any laws or regulations imposed by state and federal lawmakers or other regulatory bodies on this issue may greatly affect our business. We believe it is important and necessary for the Company to actively engage with lawmakers and government agencies to ensure that they take the interests and needs of our customers, employees, business and the communities we serve into account when making legislative and regulatory decisions. We routinely evaluate our engagement process to ensure that we are obtaining commensurate business value that further enables us to advance our interests, while staying true to our stated goals, including our environmental and sustainability goals. Additional information related to our public policy engagement efforts is publicly available in the “Government and Policies” section of our Corporate Responsibility Report at crreport.united.com/our-business/government-and-policy.
We are transparent about our lobbying activities and are subject to extensive public disclosure requirements and internal oversight.
Our lobbying activities are subject to comprehensive regulation at both the federal and state levels. Federal law requires the filing of regular, detailed reports with the U.S. Senate and the U.S. House of Representatives disclosing general and specific lobbying activities that are undertaken on our behalf, which are publicly available. State lobbying activities also are subject to detailed registration and disclosure requirements, and such reports are also publicly available through the applicable state authorities. Detailed information about our policies, our goals and progress are publicly available on https://www.united.com/ual/en/us/fly/company/global-citizenship/environment/fuel-efficiency-and-emissions-reduction.html.
Implementing this proposal may put us at a competitive disadvantage and would impose unnecessary expense on the Company.
As stated in the Company’s statement in opposition to Proposal 7, the Company’s policies and available information relating to its lobbying activities sufficiently address the concerns outlined in the proposal. Accordingly, we believe using additional funds to generate the report requested by this proposal would not be an appropriate use of corporate resources.
The implementation of this proposal could also result in competitive harm to the Company, similar to the competitive harm described in our statement in opposition to Proposal 7. As articulated in our opposition statement to Proposal 7, the proposal asks for a report that none of our competitors are required to disclose, putting us at a disadvantage relative to them by compelling us to reveal confidential information or proprietary information about our business or strategy. We believe that any additional lobbying disclosure requirements that go beyond those required under existing law should be applicable to all participants engaged in the political process, rather than to us alone, as the proposal requests.
In light of United’s leadership in the airline industry on climate action, our recent significant commitment to reduce our greenhouse gas emissions by 100% by 2050, and our responsible and transparent lobbying efforts on environmental matters, the Board does not believe that this proposal is necessary or in the best interests of the Company and our stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” PROPOSAL NO. 8
130	2021 Proxy Statement

General Information About the Annual Meeting
Who is soliciting my vote?
The Board is soliciting your vote at the Annual Meeting.
Where and when will the Annual Meeting take place?
The Annual Meeting will be held virtually, on Wednesday, May 26, 2021, at 9:00 a.m., Central Time, via the Internet at www.virtualshareholdermeeting.com/UAL2021.
In light of the COVID-19 pandemic, for the safety of all of our people, including our stockholders, and taking into account recent federal, state and local guidance that has been issued, we have determined that the Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting.
At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions via the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
How can I attend the Annual Meeting?
Stockholders as of the record date (or their duly appointed proxy holder) may attend, vote and submit questions virtually at the Annual Meeting by logging in at www.virtualshareholdermeeting.com/UAL2021. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. For those stockholders who have elected to receive the proxy materials via electronic delivery, you will receive an email from Broadridge (as defined below) containing your control number. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting.
The meeting will begin promptly at 9:00 a.m., Central Time, on Wednesday, May 26, 2021. We encourage you to access the meeting prior to the start time. Online access will open at 8:45 a.m., Central Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording the meeting will be available at www.virtualshareholdermeeting.com/UAL2021 for one year after the meeting.
Can I ask questions at the virtual Annual Meeting?
Stockholders as of the record date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. Additional rules and procedures regarding asking questions will be available on the virtual meeting website. Stockholders must have available their control number provided on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials to ask questions during the meeting.
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page: www.virtualshareholdermeeting.com/UAL2021.
What will I be voting on?
•
The election of directors named in this proxy statement.

2021 Proxy Statement	131

•
Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.

•
An advisory vote to approve the compensation of the Company’s named executive officers.

•
Approval of the 2021 Plan.

•
Approval and adoption of an amendment and restatement of the Company’s certificate of incorporation to preserve certain tax benefits.

•
Approval of the Company’s Tax Benefits Preservation Plan.

•
Two stockholder proposals, if properly presented before the meeting.

Who is entitled to vote?
If you are a stockholder with shares of our voting stock, including our Common Stock, registered in your name with Computershare Investor Services, the Company’s transfer agent and registrar, then you are considered a “stockholder of record.” Stockholders of record at the close of business on April 7, 2021, which is known as the “record date” for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.
A list of the names of stockholders entitled to vote at the Annual Meeting will be available to stockholders for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. Please contact our Corporate Secretary at UALBoard@united.com if you wish to examine the list prior to the Annual Meeting. The stockholder list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/UAL2021.
The following chart shows the number of shares of each class of our voting stock outstanding as of the record date, the number of record holders of each class as of the record date entitled to vote at the Annual Meeting, the votes per share for each class for all matters on which the shares vote, and the directors each class is entitled to elect. The aggregate number of votes to which a class is entitled is equal to the number of shares outstanding of such class.
Title of Class	Shares Outstanding	Holders of Record(a)	Votes per Share	Voting for Directors
Common Stock	[•]	[•]	1	Class elects 11 directors
Class Pilot MEC Junior Preferred Stock	1	1	1	Class elects 1 director
Class IAM Junior Preferred Stock	1	1	1	Class elects 1 director

(a)
The holder of record of Class Pilot MEC Junior Preferred Stock is the ALPA MEC. The holder of record of Class IAM Junior Preferred Stock is the IAM.

How do I vote if I am a stockholder of record?
If you are a stockholder of record that holds shares as of the record date, you have three options for delivering your proxy to vote your shares:
132	2021 Proxy Statement

Vote by Internet
You can vote via the Internet by logging onto www.proxyvote.com and following the prompts using the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. This vote will be counted immediately, and there is no need to mail your proxy card.
Vote by Telephone
To use the telephone voting procedure, dial 1-800-690-6903 and listen for further directions. You must use a touch-tone telephone in order to respond to the questions. This vote will be counted immediately, and there is no need to mail your proxy card.
Vote by Mail
Shares eligible to be voted, and for which a properly signed proxy card is returned, will be voted in accordance with the instructions specified on the proxy card.
Proxies submitted by Internet or telephone must be received by 10:59 p.m., Central Time, on Tuesday, May 25, 2021, the day before the Annual Meeting.
We encourage you to vote by Internet as instructed on the Notice of Internet Availability of Proxy Materials or proxy card.
How are my shares voted if I do not indicate how to vote on the proxy card?
If we receive a properly signed and dated proxy card and the proxy card does not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Board, including FOR the election of each of the nominees for director (Proposal No. 1), FOR each of the following proposals:
•
the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 2);

•
the advisory vote to approve the compensation of the Company’s named executive officers (Proposal No. 3);

•
the approval of the 2021 Plan (Proposal No. 4);

•
the approval and adoption of an amendment and restatement of the Company’s certificate of incorporation to preserve certain tax benefits (Proposal No. 5);

•
the approval of the Company’s Tax Benefits Preservation Plan (Proposal No. 6);

and AGAINST each of the following:
•
the stockholder proposal regarding disclosure of political spending (Proposal No. 7); and

•
the stockholder proposal regarding a report on climate-related lobbying activities (Proposal No. 8).

How do I vote if I hold my shares through an account at a broker, bank, trust or other nominee?
If you hold your shares in an account at a broker, bank, trust or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and you should have received a Notice of Internet Availability
2021 Proxy Statement	133

of Proxy Materials or voting instruction card and voting instructions with these proxy materials from that organization rather than from us. To ensure that your vote is counted, follow the directions set forth on the Notice of Internet Availability of Proxy Materials or voting instruction card and the voting instructions that you receive. To vote during the virtual Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or voting instruction card.
How do I vote my shares if I participate in one of the United 401(k) plans?
If you hold shares in an account under the United Airlines 401(k) Savings Plan or the United Airlines Flight Attendant 401(k) Plan (each a “Plan,” and collectively, the “United 401(k) Plans”), Broadridge Financial Solutions, Inc. (“Broadridge”) is sending you the Company’s Notice of Internet Availability of Proxy Materials or proxy materials directly, including the proxy card. You may direct the trustee of the United 401(k) Plans, Newport Trust Company, on how to vote your Plan shares by directing the voting of your Plan shares by Internet, telephone or mail pursuant to the instructions included on the Notice of Internet Availability of Proxy Materials or proxy card. Please note that, in order to permit the trustee for the United 401(k) Plans to tally and vote all of the shares of Common Stock held in the United 401(k) Plans, your instructions, whether by Internet, telephone or proxy card, must be completed and received prior to 10:59 p.m., Central Time, on Sunday, May 23, 2021. You may not change your vote related to such Plan shares after this deadline.
If you do not provide voting instructions to the trustee, your Plan shares will be voted by the trustee in the same proportion that it votes shares in other Plan accounts for which it did receive timely voting instructions. The proportional voting policy is detailed under the terms of each Plan and trust agreement.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials to the Company’s stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. In addition, stockholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the expenses incurred by the Company in connection with the Annual Meeting and to reduce the environmental impact of the Annual Meeting.
How can I get electronic access to the proxy materials?
The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to:
•
view on the Internet the Company’s proxy materials for the Annual Meeting; and

•
instruct the Company to send future proxy materials to you by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one Notice of Internet Availability of Proxy Materials or sets of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all of
134	2021 Proxy Statement

the shares that you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the Notices of Internet Availability of Proxy Materials or proxy cards that you receive.
Who counts the votes?
Representatives of Broadridge will tabulate the votes and act as Inspector of Election at the Annual Meeting.
How is a quorum determined?
A quorum is necessary for conducting a valid Annual Meeting. The presence in person or represented by proxy of the holders of outstanding shares representing at least a majority of the total voting power entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of quorum at the meeting. Where a separate vote of a class or series of stock is required, the presence in person or represented by proxy of the holders of outstanding shares representing at least a majority of the total voting power of all outstanding shares of such class or series is necessary to constitute a quorum thereof entitled to take action with respect to such separate vote.
What are “broker non-votes”?
Under Nasdaq Listing Rules, brokers, banks, trusts or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, trust or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions.
A broker non-vote occurs when a beneficial owner of shares held by a broker, bank, trust or other nominee fails to provide the record holder with specific instructions concerning how to vote on any “non-routine” matters brought to a vote at a stockholders meeting. At the Annual Meeting, brokers will have discretionary authority to vote shares on the ratification of the appointment of the independent registered public accounting firm (Proposal No. 2), which is the only “routine” matter to be presented at the Annual Meeting. If brokers exercise this discretionary voting authority on Proposal No. 2, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine.”
How are abstentions and broker non-votes treated for quorum purposes, and how do they impact the voting results?
Abstentions are counted for purposes of determining whether a quorum is present. Abstentions will have the effect of a vote against the matters presented for a vote of the stockholders, other than the election of directors (Proposal No. 1). Abstentions have no effect with respect to the election of directors.
As explained above under “What are ‘broker non-votes’?,” if brokers exercise their discretionary voting authority on Proposal No. 2, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine.” Broker non-votes will have no impact on the voting results on the election of directors (Proposal No. 1), the advisory vote to approve the compensation of the Company’s named executive officers (Proposal No. 3), the approval of the 2021 Plan (Proposal No. 4), the approval of the Company’s Tax Benefits Preservation Plan (Proposal No. 6), or the stockholder proposals (Proposal Nos. 7 and 8). A broker non-vote will have the same impact as a vote against the approval and adoption of an amendment and restatement of the Company’s certificate of incorporation to preserve certain tax benefits (Proposal No. 5).
2021 Proxy Statement	135

If you are a beneficial owner of shares held by a broker, bank, trust or other nominee holding shares on your behalf, we urge you to submit your voting instructions to your broker, bank, trust or other nominee in advance of the Annual Meeting. Please see “How do I vote if I hold my shares through an account at a broker, bank, trust or other nominee?” above for a discussion of the procedures.
What classes of stock vote on each proposal, and what is the vote required?
The holders of Common Stock, Class Pilot MEC Junior Preferred Stock and Class IAM Junior Preferred Stock will vote together as a single class on all proposals presented at the Annual Meeting other than the election of directors (Proposal No. 1).
Proposal No. 1
Each director will be elected by vote of a majority of the votes cast with respect to that director’s election in person or represented by proxy and entitled to vote on the election of directors. “Majority of the votes cast” means that the number of shares voted FOR a director exceeds the number of shares voted AGAINST that director (with abstentions and broker non-votes not counted as a vote cast either FOR or AGAINST that director’s election). Any incumbent director who is not reelected in an election in which majority voting applies is required to tender his or her resignation promptly following certification of the stockholders’ vote. The Nominating/Governance Committee will then consider the tendered resignation and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The Board is expected to act on the recommendation within 120 days following certification of the stockholders’ vote and will promptly disclose its decision regarding whether to accept the director’s resignation offer. The director who tenders his or her resignation will not participate in the recommendation of the Nominating/Governance Committee or the decision of the Board with respect to his or her resignation.
Proposal Nos. 2-4 and 6-8
The affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be required to approve the ratification of the appointment of the independent registered public accounting firm (Proposal No. 2), the advisory vote to approve the compensation of the Company’s named executive officers (Proposal No. 3), the approval of the 2021 Plan (Proposal No. 4), the approval of the Company’s Tax Benefits Preservation Plan (Proposal No. 6) and the stockholder proposals (Proposal Nos. 7 and 8).
Proposal No. 5
The affirmative vote of a majority of the outstanding shares of Common Stock will be required for the approval and adoption of an amendment and restatement of the Company’s certificate of incorporation to preserve certain tax benefits.
How does the proxy voting process work?
If you vote using the Internet or telephone procedures, or your proxy card is properly dated, signed and returned by mail, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated by it (or if there are no such instructions, then in accordance with the recommendations of the Board).
If a quorum is not present at the time the Annual Meeting is convened for any particular purpose, or if for any other reason we believe that additional time should be allowed for the solicitation of proxies, we may adjourn the Annual Meeting with the vote of the stockholders then present.
How do I revoke a proxy?
Any proxy may be revoked by the person giving it at any time before it is voted (except as discussed above with respect to shares held in a Plan account). A proxy may be revoked by a later proxy delivered using
136	2021 Proxy Statement

the Internet or telephone voting procedures or by written notice mailed to the Secretary of the Company prior to the Annual Meeting. If you hold your shares through a broker, bank, trust or other nominee, you should follow their instructions as to how you can revoke a proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a holder of Common Stock who is in attendance and entitled to vote at the Annual Meeting may vote during the Annual Meeting, which revokes a previously granted proxy.
Who pays solicitation expenses?
All expenses of the solicitation, including the cost of preparing and mailing this proxy statement, will be borne by us. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Common Stock and voting preferred stock held of record, and we may reimburse these individuals for their reasonable expenses. In addition to mailed proxy materials and proxy materials available over the Internet, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. These individuals will not be additionally compensated, but may be reimbursed for out-of-pocket expenses associated with solicitation. To help assure the attendance or representation by proxy of the largest number of stockholders possible, we have engaged D.F. King & Co., Inc. (“D.F. King”), a proxy solicitation firm, to solicit proxies on our behalf. We expect to pay D.F. King a proxy solicitation fee of approximately $17,500 plus reimbursement for reasonable out-of-pocket costs and expenses for its services.
Could other matters be decided at the Annual Meeting?
We do not know of any matters that will be considered at the Annual Meeting other than those described in this proxy statement. If any other matters are properly presented at the Annual Meeting, the proxies will be voted at the discretion of the proxy holders.
2021 Proxy Statement	137

Submission of Stockholder Proposals for the 2022 Annual Meeting
If a stockholder of record wishes to submit a proposal for inclusion in the Company’s proxy statement for the 2022 annual meeting of stockholders, the proposal must be received by the Company no later than December [•], 2021 and otherwise comply with SEC rules. Failure to otherwise comply with SEC rules will cause the proposal to be excluded from the proxy materials. All notices must be submitted to the Corporate Secretary—United Airlines Holdings, Inc., 233 S. Wacker Drive, Chicago, Illinois 60606.
Stockholders who intend to submit director nominees for inclusion in the Company’s proxy materials for the 2022 annual meeting of stockholders must comply with the requirements of proxy access as set forth in the Bylaws. The stockholder or group of stockholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the Company no earlier than November [•], 2021, and no later than December [•], 2021.
To propose business or nominate a director at the 2022 annual meeting of stockholders without inclusion of such matters in our proxy materials, proper notice must be submitted by a stockholder of record no earlier than January 26, 2022 and no later than February 25, 2022 in accordance with the Bylaws. The notice must contain the information required by the Bylaws. No business proposed by a stockholder can be transacted at the 2022 annual meeting of stockholders, and no nomination by a stockholder will be considered, unless the notice satisfies the requirements of the Bylaws. If we do not receive timely notice of any other matter that a stockholder wishes to raise at the 2022 annual meeting of stockholders, the Bylaws provide that the matter shall not be transacted and the nomination shall not be considered.
Householding
The rules of the SEC allow us to deliver a single Notice of Internet Availability of Proxy Materials or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or set of proxy materials to multiple stockholders who share an address, unless we have received different instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate Notice of Internet Availability of Proxy Materials or set of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials and proxy materials, contact Broadridge by telephone at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and are receiving multiple copies of our Notice of Internet Availability of Proxy Materials or proxy materials and wish to receive only one copy of future Notices of Internet Availability of Proxy Materials and proxy materials for your household, please contact Broadridge at the above telephone number or address.
Annual Report
A copy of our 2020 Form 10-K has been made available with this proxy statement and is also available at www.proxyvote.com. Additional copies of the 2020 Form 10-K and this notice of Annual Meeting and proxy statement, and accompanying proxy card, may be obtained from the Corporate Secretary—United Airlines Holdings, Inc., 233 S. Wacker Drive, Chicago, Illinois 60606.
138	2021 Proxy Statement

COPIES OF OUR 2020 FORM 10-K FILED WITH THE SEC MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE CORPORATE SECRETARY—UNITED AIRLINES HOLDINGS, INC., 233 S. WACKER DRIVE, CHICAGO, ILLINOIS 60606. YOU CAN ALSO OBTAIN A COPY OF OUR 2019 FORM 10-K AND OTHER PERIODIC FILINGS AT THE COMPANY’S WEBSITE AT IR.UNITED.COM OR FROM THE SEC’S EDGAR DATABASE AT WWW.SEC.GOV.
Other Business
The Company knows of no other matters to be submitted to stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with the Board’s recommendations.
2021 Proxy Statement	139

Appendix A
RECONCILIATION OF CORE CASH BURN
Cash burn:   The Company’s management views “cash burn” as an important measure in monitoring liquidity in order to assess the company’s cash needs without the impact of certain extraordinary actions or events, and the Company believes this provides useful information to investors about the Company’s liquidity position. In light of the transition to recovery in 2021, the Company is now presenting “core cash burn,” which the Company believes better reflects the core operational performance of the Company’s business.
	Three Months Ended June 30, 2020	Three Months Ended December 31, 2020
Net cash used by operating activities	$(130)	$(2,137)
Cash flows provided by investing activities	812	—
Cash flows provided by financing activities	2,382	481
	3,064	(1,656)
Adjusted to remove:
CARES Act Payroll Support Program (“PSP”) grant	3,154	—
PSP Note	1,309	—
Equity issuances	1,135	968
Net proceeds from sale of short-term and other investments	838	137
Secured debt (net of discount and fees)	250	250
Increase in certain restricted cash balances	1	11
CARES Act secured loan	—	—
Total adjustments	6,687	1,366
Adjusted Cash Burn	$(3,623)	$(3,022)
Days in the period	91	92
Average daily cash burn	$(40)	$(33)
Further adjusted to remove:
Debt principal and severance payments(a)	(288)	(886)
Timing of certain payments	160	(148)
Capital expenditures, net of flight equipment purchase deposit returns	(39)	(137)
Investments in the recovery	—	(139)
Total additional adjustments	(167)	(1,310)
Core cash burn	$(3,456)	$(1,712)
Days in the period	91	92
Average daily core cash burn	$(38)	$(19)

(a)
Fourth quarter amounts include interest payments on extinguished debt

A-1	2021 Proxy Statement

Appendix B
UNITED AIRLINES HOLDINGS, INC.
2021 INCENTIVE COMPENSATION PLAN
1.
Purpose

The purpose of this United Airlines Holdings, Inc. 2021 Incentive Compensation Plan (the “Plan”) is to promote the interests of United Airlines Holdings, Inc. and its stockholders by (i) aligning the interests of the Company’s stockholders and award recipients by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) providing opportunities to link compensation of award recipients to the Company’s short-term and/or long-term performance, and (iii) attracting, retaining and rewarding officers and employees (including prospective officers and employees) through compensation opportunities designed to motivate such persons to act in the best interests of the Company and its stockholders;
This Plan replaces the United Continental Holdings, Inc. 2017 Incentive Compensation Plan (the “2017 Plan”), which Prior Plan shall be automatically terminated and replaced and superseded by this Plan on the date on which this Plan is approved by the Company’s stockholders, except that any outstanding awards granted under the Prior Plan shall remain in effect pursuant to their terms.
2.
Definitions

As used herein, the following terms shall have the meanings set forth below:
(a)
“Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and/or (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

(b)
“Award” means any award that is permitted under Section 6 and granted under the Plan.

(c)
“Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing any Award, which may, but need not, require execution or acknowledgment by a Participant.

(d)
“Board” means the Board of Directors of the Company.

(e)
“Cash Incentive Award” means an Award (i) that is granted pursuant to Section 6(f), (ii) that is settled in cash and (iii) the value of which is set by the Committee and is not calculated by reference to the Fair Market Value of Shares.

(f)
“Change of Control” shall mean the first of the following events to occur:

(A)
there is consummated a merger or consolidation to which the Company or any Subsidiary of the Company is a party if the merger or consolidation would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) less than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation;

2021 Proxy Statement	B-1

(B)
the direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) in the aggregate of securities of the Company representing 25% or more of the total combined voting power of the Company’s then issued and outstanding securities is acquired by any person or entity, or group of associated persons or entities acting in concert; provided, however, that for purposes hereof, the following acquisitions shall not constitute a Change of Control: (1) any acquisition by the Company or any of its Subsidiaries; (2) any acquisition by any employee benefit plan (or related trust or fiduciary) sponsored or maintained by the Company or any corporation controlled by the Company; (3) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities; (4) any acquisition by a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (5) any acquisition in connection with a merger or consolidation which, pursuant to paragraph (A) above, does not constitute a Change of Control;

(C)
there is consummated a transaction contemplated by an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale;

(D)
the stockholders of the Company approve any plan or proposal for the liquidation of the Company; or

(E)
the occurrence within any 12-month or shorter period of a change in the composition of the Board such that the “Continuity Directors” cease for any reason to constitute at least a majority of the Board. For purposes of this subparagraph, “Continuity Directors” means (1) those members of the Board who were directors on the date hereof and (2) those members of the Board (other than a director whose initial assumption of office was as a result of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) who were elected or appointed by, or on the nomination or recommendation of, at least a two-thirds majority of the then-existing directors who either were directors on the date hereof or were previously so elected or appointed.

(g)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

(h)
“Committee” means the Compensation Committee of the Board, or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the Plan. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers and, in such instances, references herein to the Committee shall mean the Board.

(i)
“Company” means United Airlines Holdings, Inc., a corporation organized under the laws of Delaware, together with any successor thereto.

(j)
“Disability” means disability of a Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the

B-2	2021 Proxy Statement

Code; provided, however, if an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) and payment of such amount is intended to be triggered pursuant to Section 409A(a)(ii) of the Code by a Participant’s disability, such term shall mean that the Participant is considered “disabled” within the meaning of Section 409A of the Code.
(k)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

(l)
“Exercise Price” means (i) in the case of Options, the price specified in the applicable Award Agreement as the price-per-Share at which Shares may be purchased pursuant to such Option or (ii) in the case of SARs, the price specified in the applicable Award Agreement as the reference price-per-Share used to calculate the amount payable to the Participant.

(m)
“Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on NASDAQ or such other established stock exchange on which the Shares are principally traded on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the preceding date for which transactions were reported; provided, however, that if the Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in accordance with Section 409A of the Code.

(n)
“Incentive Stock Option” means an option to purchase Shares from the Company that (i) is granted under Section 6(b) of the Plan and (ii) is intended to qualify and meets the requirements for special Federal income tax treatment pursuant to Section 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

(o)
“Independent Director” means a member of the Board (i) who is neither an employee of the Company nor an employee of any Affiliate, and (ii) who, at the time of acting, is a “Non-Employee Director” under Rule 16b-3.

(p)
“IRS” means the Internal Revenue Service or any successor thereto and includes the staff thereof.

(q)
“NASDAQ” means the Nasdaq Stock Market LLC.

(r)
“Nonqualified Stock Option” means an option to purchase Shares from the Company that (i) is granted under Section 6(b) of the Plan and (ii) is not an Incentive Stock Option.

(s)
“Option” means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.

(t)
“Participant” means any officer or employee (including any prospective officer or employee) of the Company or its Affiliates who is eligible for an Award under Section 5 and who is selected by the Committee to receive an Award under the Plan or who receives a Rollover Award pursuant to Section 4(c).

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(u)
“Performance Criteria” means the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an Option or SAR or (ii) during the applicable Performance Period as a condition to the vesting of the Participant’s interest, in the case of a Restricted Share Award, of the Shares subject to such award, or, in the case of a RSUs, Performance Units, Cash Incentive Awards or other equity-based or equity-related Awards, to the Participant’s receipt of the Shares subject to such Award or of payment with respect to such Award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total shareholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Criteria under this Plan: net income before or after taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”) or EBITDA margin; earnings before interest, taxes, depreciation, amortization and rent; operating income; earnings per share; total shareholder return, return on shareholders’ equity, or shareholder value appreciation; return on investment or capital; return on assets; net operating profit; share price; profitability/profit margins; market share (in the aggregate or by segment); revenues or sales (in the aggregate or by segment) (based on units and/or dollars); costs (including cost reductions or costs by category (e.g. interest expense); cash flow; cost per available seat mile (CASM); CASM ex-fuel; economic value added; strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to on-time arrivals, on-time departures, baggage delivery, customer satisfaction, employee satisfaction, or any combination of the foregoing; or such other goals as the Committee may determine whether or not listed herein. Such Performance Criteria may be applied on an absolute basis and/or be relative to one or more peer companies of the Company or indices or any combination thereof. The Committee is authorized at any time, in its sole and plenary discretion, to include or exclude components of any Performance Criteria, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Criteria shall be subject to such other special rules and conditions as the Committee may establish at any time.

(v)
“Performance Period” means the one or more periods of time as the Committee may select over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a Participant’s right to and the payment with respect to an Award subject to Performance Criteria.

(w)
“Performance Unit” means an Award under Section 6(e) of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee or the Fair Market Value of Shares), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such Performance Criteria during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

(x)
“Person” means a “person” as such term is used in Section 13(d) of the Exchange Act.

(y)
“Plan” shall have the meaning specified in Section 1.

(z)
“Prior Plan” means the 2017 Plan and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan.

(aa)
“Restricted Share” means a Share that is granted under Section 6(d) of the Plan that is subject to

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certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement.
(bb)
“RSU” means a restricted stock unit Award that is granted under Section 6(d) of the Plan and is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.

(cc)
“Rule 16b-3” means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

(dd)
“SAR” means a stock appreciation right Award that is granted under Section 6(c) of the Plan and that represents an unfunded and unsecured promise to deliver, Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the Exercise Price per Share of the SAR, subject to the terms of the applicable Award Agreement.

(ee)
“SEC” means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

(ff)
“Shares” means shares of common stock of the Company, par value $0.01 per share, or such other securities of the Company (i) into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (ii) as may be determined by the Committee pursuant to Section 4(b).

(gg)
“Subsidiary” means any entity in which the Company, directly or indirectly, possesses fifty percent (50%) or more of the total combined voting power of all classes of its stock.

(hh)
“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or SAR.

(ii)
“Termination of Employment” means a complete severance of an employee’s relationship with the Company and all Affiliates for any reason; provided, however, that if an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) and payment of such amount is intended to be triggered pursuant to Section 409A(a)(i) of the Code by a Participant’s separation from service, such term shall mean that the Participant has experienced a “separation from service” within the meaning of Section 409A of the Code.

(jj)
“Treasury Regulations” means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

3.
Administration

(a)
Composition of Committee.   The Plan shall be administered by the Committee, which shall be composed of one or more directors, as determined by the Board; provided that, to the extent necessary to comply with the rules of NASDAQ and Rule 16b-3 and to satisfy any applicable requirements of any other applicable laws or rules, the Committee shall be composed of two

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or more directors, all of whom shall be Independent Directors and all of whom shall meet the independence requirements of NASDAQ. Notwithstanding the foregoing, in no event shall any action taken by the Committee be considered void or be considered an act in contravention of the terms of the Plan solely as a result of the failure by one or more members of the Committee to be an Independent Director or to satisfy the independence requirements of NASDAQ.
(b)
Authority of Committee.   Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including, but not limited to, the authority to (i) designate Participants, (ii) determine the type or types of Awards to be granted to a Participant, (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms and conditions of any Awards, including imposing, incidental to the grant of an Award, conditions with respect to the Award, such as limiting competitive employment or other activities or requiring adherence to stock ownership guidelines, (v) determine the vesting schedules of Awards and, if certain Performance Criteria must be attained in order for an Award to vest or be settled or paid, establish such Performance Criteria and certify whether, and to what extent, such Performance Criteria have been attained, (vi) determine the treatment of an Award upon various Termination of Employment events, including terminations due to retirement, without cause or due to good reason, (vii) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (ix) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (xi) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, (xii) amend an outstanding Award or grant a replacement Award for an Award previously granted under the Plan if, in its sole discretion, the Committee determines that (A) the tax consequences of such Award to the Company or the Participant differ from those consequences that were expected to occur on the date the Award was granted or (B) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated; provided, however, that in no event may any Award be amended or any replacement Award be granted in a manner that would violate the prohibitions on repricing of Options and SARs, as set forth in clauses (i), (ii) and (iii) of Section 7(b), and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)
Committee Decisions.   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole and plenary discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder.

(d)
Indemnification.   No member of the Board, the Committee or any employee of the Company (each such person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company from and against (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed

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upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
(e)
Delegation of Authority.   The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, or to one or more senior officers of the Company as the Committee deems appropriate, provided, however, that the Committee may not delegate its power and authority to a member of the Board or senior officers of the Company with regard to the selection for participation in this Plan of an officer or other employee subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other employee.

4.
Shares Available for Awards; Cash Payable Pursuant to Awards

(a)
Shares and Cash Available.   Subject to adjustment as provided in Section 4(b), the number of Shares initially available under this Plan, other than Substitute Awards, shall be the sum of (i) 3,800,000 and (ii) the number of Shares that remain available for issuance under the Prior Plan as of the effective date of this Plan, all of which may be delivered pursuant to Incentive Stock Options. Each Share with respect to which any Award denominated in Shares is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by one.

Upon exercise of a stock-settled SAR, each Share with respect to which such stock-settled SAR is exercised shall be counted as one Share against the aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan as provided above, regardless of the number of Shares actually delivered upon settlement of such stock-settled SAR.
If, after the effective date of the Plan, any Award granted under the Plan or the Prior Plan, other than a Substitute Award, (1) is forfeited, or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto (including the forfeiture of Shares subject to a performance-based award due to the failure to achieve the maximum level of performance), or (2) is settled in cash, then, in the case of clauses (1) and (2), the number of Shares subject to such Award that were not issued with respect to such Award shall again be available under this Plan. In addition, the Shares subject to an Award under this Plan or a Prior Plan shall again be available for issuance under this Plan if such Shares are Shares delivered to or withheld by the
2021 Proxy Statement	B-7

Company to pay the withholding taxes related to an outstanding Award. For the avoidance of doubt, any Award granted under the Plan that in accordance with its terms may only be settled in cash, including cash-settled RSUs, shall not reduce the number of Shares available for issuance under the Plan. Notwithstanding the foregoing, Shares subject to an Award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such Shares are (x) Shares that were subject to an Option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such Option or SAR, (y) Shares delivered to or withheld by the Company to pay the purchase price related to an outstanding Award or (z) Shares repurchased by the Company on the open market with the proceeds of an Option exercise.
The number of Shares available for awards under this Plan shall not be reduced by (i) the number of Shares subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to Awards granted under this Plan (subject to applicable stock exchange requirements).
(b)
Adjustments for Changes in Capitalization and Similar Events.

(i)
In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off or any other event that constitutes an “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) with respect to Shares, the Committee shall, in the manner determined by the Committee to be appropriate or desirable, adjust any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan (including pursuant to Incentive Stock Options) as provided in Section 4(a), and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price, if applicable, with respect to any Award; provided, that, such adjustments to be made in the case of outstanding Options and SARs shall be in accordance with Section 409A of the Code.

(ii)
In the event that the Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate or desirable, then the Committee may (A) in such manner as it may deem appropriate or desirable, adjust any or all of (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan as provided in Section 4(a), and (2) the terms of any outstanding Award, including (X) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (Y) the Exercise Price, if applicable, with respect to any Award, (B) if deemed appropriate or desirable by the Committee, make provision for a cash payment to the

B-8	2021 Proxy Statement

holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (C) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having a per Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.
(c)
Sources of Shares Deliverable Under Awards.   Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

5.
Eligibility

Any officer or employee (including any prospective officer or employee) of the Company or any of its Affiliates shall be eligible to be designated a Participant.
6.
Awards

(a)
Types of Awards.   Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) Performance Units, (vi) Cash Incentive Awards, and (vii) other equity-based or equity-related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Company. Awards may be granted in tandem with other Awards. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is ineligible to receive an Incentive Stock Option under the Code.

(b)
Options.

(i)
Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Options shall be granted, (B) the number of Shares subject to Options to be granted to each Participant, (C) whether each Option will be an Incentive Stock Option or a Nonqualified Stock Option and (D) the conditions and limitations applicable to the vesting and exercise of each Option, including any Performance Criteria. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations related thereto, as may be amended from time to time. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Nonqualified Stock Options.

(ii)
Exercise Price.   The Exercise Price of each Share covered by an Option shall be not less than 100% of the Fair Market Value of such Share, determined as of the date the Option is granted; provided, however, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing

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more than 10% of the voting power of all classes of stock of the Company or any parent or Subsidiary (a “Ten Percent Holder”), the per-Share Exercise Price shall be no less than the price (currently 110% of Fair Market Value) required by the Code on the date of the grant.
Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the per-Share Exercise Price of the Shares subject to such Option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.
(iii)
Vesting and Exercise.   Each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its sole and plenary discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement, an Option may only be exercised to the extent that it has already vested at the time of exercise. An Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment pursuant to Section 6(b)(iv) for the Shares with respect to which the Award is exercised has been received by the Company. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option and, except as expressly set forth in Sections 4(a) and 4(c), in the number of Shares that may be available for purposes of the Plan, by the number of Shares as to which the Option is exercised. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any conditions relating to the application of Federal or state securities laws, as it may deem necessary or advisable. In the event of a Participant’s Termination of Employment due to death or Disability, the terms of Section 9(a) shall apply with respect to such Participant’s outstanding Options.

(iv)
Payment.   No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company (or the Company has withheld in accordance with Section 10(d)) an amount equal to any Federal, state, local and foreign income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, in the Committee’s sole and plenary discretion as specified in the Award Agreement, (1) by delivery (either actual delivery or by attestation procedures established by the Company) of whole Shares, (2) authorizing the Company to withhold whole Shares, (3) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate Exercise Price, or (4) through any other method (or combination of methods) as approved by the Committee; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to or withheld by the Company, together with any Shares tendered to or withheld by the Company in accordance with Section 10(d), as of the date of such tender or withholding is at least

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equal to such aggregate Exercise Price and the amount of any Federal, state, local or foreign income or employment taxes required to be withheld, if applicable.
(v)
Dividend Equivalents.   Notwithstanding anything in an Award Agreement to the contrary, the holder of an Option shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such Option.

(vi)
Automatic Exercise.   The Company may, in its discretion, provide in an Award Agreement or adopt procedures that an Option outstanding on the last business day of the term of such Option (the “Automatic Exercise Date”) that has a “Specified Minimum Value” shall be automatically and without further action by the Participant (or in the event of the Participant’s death, the participant’s personal representative or estate), be exercised on the Automatic Exercise Date. Payment of the Exercise Price may be made pursuant to such procedures as may be approved by the Company from time to time and the Company shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10(d). For purposes of this Section 6(b)(vi), the term “Specified Minimum Value” means that the Fair Market Value per Share exceeds the Exercise Price of a Share subject to an expiring Option by at least $0.50 cents per Share or such other amount as the Company shall determine from time to time. The Company may elect to discontinue the automatic exercise of Options pursuant to this Section 6(b)(vi) at any time upon notice to a Participant or to apply the automatic exercise feature only to certain groups of Participants. The automatic exercise of an Option pursuant to this Section 6(b)(vi) shall apply only to an Option that has been timely accepted by a Participant under procedures specified by the Company from time to time.

(vii)
Other Terms and Conditions.   Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine and set forth in the Award Agreement, the vesting criteria, term, methods of exercise and any other terms and conditions of any Option; provided, however, that in no event may any Option be exercisable later than ten years after the date the Option is granted; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such Option shall not be exercised later than five years after the date the Option is granted. Provisions relating to exercisability of Options following Termination of Employment will be determined pursuant to Section 9(a) or as set forth in the applicable Award Agreement. Any determination by the Committee that is made pursuant to this Section 6(b)(vii) may be changed by the Committee from time to time and may govern the exercise of Options granted or exercised thereafter.

(c)
SARs.

(i)
Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom SARs shall be granted, (B) the number of Shares subject to SARs to be granted to each Participant, (C) the Exercise Price thereof and (D) the conditions and limitations applicable to the exercise thereof, including any Performance Criteria.

(ii)
Exercise Price.   The Exercise Price of each Share covered by a SAR shall be not less than 100% of the Fair Market Value of such Share, determined as of the date the SAR is granted; provided, however, that the Exercise Price of an SAR granted in tandem with an Option shall be the per-Share Exercise Price of the related Option.

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the per-Share Exercise Price of the shares subject to such SAR may be less than 100% of the Fair Market Value
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per Share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.
(iii)
Exercise.   A SAR shall entitle the Participant to receive an amount upon exercise equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof. The Committee shall determine and specify in the Award Agreement, in its sole and plenary discretion, whether a SAR shall be settled in cash, Shares, other securities, other Awards, other property or a combination of any of the foregoing.

(iv)
Dividend Equivalents.   Notwithstanding anything in an Award Agreement to the contrary, the holder of an SAR shall not be entitled to receive dividend equivalents with respect to the number of Shares subject to such SAR.

(v)
Automatic Exercise.   The Company may, in its discretion, provide in an Award Agreement or adopt procedures that an SAR outstanding on the last business day of the term of such SAR (the “Automatic Exercise Date”) that has a “Specified Minimum Value” shall be automatically and without further action by the Participant (or in the event of the Participant’s death, the participant’s personal representative or estate), be exercised on the Automatic Exercise Date. Payment of the Exercise Price may be made pursuant to such procedures as may be approved by the Company from time to time and the Company shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10(d). For purposes of this Section 6(c)(v), the term “Specified Minimum Value” means that the Fair Market Value per Share exceeds the Exercise Price of a Share subject to an expiring SAR by at least $0.50 cents per Share or such other amount as the Company shall determine from time to time. The Company may elect to discontinue the automatic exercise of SARs pursuant to this Section 6(c)(v) at any time upon notice to a Participant or to apply the automatic exercise feature only to certain groups of Participants. The automatic exercise of an SAR pursuant to this Section 6(c)(v) shall apply only to an SAR that has been timely accepted by a Participant under procedures specified by the Company from time to time.

(vi)
Other Terms and Conditions.   Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine and set forth in the Award Agreement, the vesting criteria, term, methods of exercise and any other terms and conditions of any SAR; provided, however, that in no event may any SAR be exercisable later than ten years after the date the SAR is granted. Provisions relating to exercisability of SARs following Termination of Employment will be determined pursuant to Section 9(a) or as set forth in the applicable Award Agreement. Any determination by the Committee that is made pursuant to this Section 6(c)(vi) may be changed by the Committee from time to time and may govern the exercise of SARs granted or exercised thereafter.

(d)
Restricted Shares and RSUs.

(i)
Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Restricted Shares and

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RSUs shall be granted, (B) the number of Restricted Shares and the number of Shares subject to RSUs to be granted to each Participant, (C) the duration of the period during which, and the conditions, if any, under which, the Restricted Shares and RSUs may vest or may be forfeited to the Company and (D) the other terms and conditions of such Awards, including any Performance Criteria.
(ii)
Transfer Restrictions.   Restricted Shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement. Restricted Shares may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the applicable Participant, such certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of such certificates until such time as all applicable restrictions lapse. If the Restricted Shares shall be held by a custodian in book entry form, restrictions on such Shares shall be duly noted.

(iii)
Payment/Lapse of Restrictions.   Each RSU shall be granted with respect to one Share or shall have a value equal to the Fair Market Value of one Share. RSUs shall be paid in cash, Shares, other securities, other Awards or other property, as determined in the sole and plenary discretion of the Committee and set forth in the applicable Award Agreement, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. In the event of a Participant’s Termination of Employment due to death or Disability, such Participant’s outstanding Restricted Shares and RSUs shall be governed by Section 9(a) or as set forth in the applicable Award Agreement.

(e)
Performance Units.

(i)
Grant.   Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine the Participants to whom Performance Units shall be granted.

(ii)
Value of Performance Units.   Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set Performance Criteria in its discretion which, depending on the extent to which they are met during a Performance Period, will determine the number and/or value of Performance Units that will be paid out to the Participant.

(iii)
Earning of Performance Units.   Subject to the provisions of the Plan, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive a payout of the number and value of Performance Units earned by the Participant over the Performance Period, to be determined by the Committee, in its sole and plenary discretion, as a function of the extent to which the corresponding Performance Criteria have been achieved.

(iv)
Form and Timing of Payment of Performance Units. Subject to the provisions of the Plan, the Committee, in its sole and plenary discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions in the applicable Award Agreement deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the applicable Award Agreement.

2021 Proxy Statement	B-13

(f)
Cash Incentive Awards. Subject to the provisions of the Plan, the Committee, in its sole and plenary discretion, shall have the authority to grant Cash Incentive Awards. The Committee shall establish Cash Incentive Award levels to determine the amount of a Cash Incentive Award payable upon the attainment of Performance Criteria.

(g)
Other Stock-Based Awards. Subject to the provisions of the Plan, the Committee shall have the sole and plenary authority to grant to Participants other equity-based or equity-related Awards (including, but not limited to, fully vested Shares) in such amounts and subject to such terms and conditions as the Committee shall determine, provided that any such Awards must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law.

(h)
Dividends and Dividend Equivalents. In the sole and plenary discretion of the Committee, an Award, other than an Option, SAR or Cash Incentive Award, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property on such terms and conditions as may be determined by the Committee in its sole and plenary discretion, including, without limitation, (A) withholding of such amounts by the Company subject to vesting of the Award or (B) reinvestment in additional Shares, Restricted Shares or other Awards; provided, however, that any dividends or dividend equivalents shall be subject to the same restrictions as the underlying Award to which they relate.

7.
Amendment and Termination

(a)
Amendments to the Plan.   Subject to any applicable law or government regulation and to the rules of NASDAQ or any successor exchange or quotation system on which the Shares may be listed or quoted, the Plan may be amended, modified or terminated by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (i) increase the maximum number of Shares for which Awards may be granted under the Plan or increase the maximum number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan; provided, however, that any adjustment under Section 4(b) shall not constitute an increase for purposes of this Section 7(a), (ii) change the class of employees eligible to participate in the Plan or (iii) seek to modify the prohibition on repricing set forth in Section 7(b). No amendment, modification or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofor have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Committee in the applicable Award Agreement.

(b)
Amendments to Awards.   The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofor granted, prospectively or retroactively; provided, however, that, except as set forth in the Plan, unless otherwise provided by the Committee in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award theretofor granted shall not to that extent be effective without the consent of the applicable Participant, holder or beneficiary. Notwithstanding the preceding sentence or any other provision of the Plan, in no event may any Option or SAR (i) be amended to decrease the Exercise Price thereof, (ii) be cancelled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares in exchange for another Award or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or SAR, unless such amendment, cancellation, or action is approved by the Company’s stockholders, it being understood that an adjustment to the Exercise Price of an Option or SAR that is made in accordance with Section 4(b) or Section 8(a) shall not be considered a reduction in Exercise Price or “repricing” of such Option or SAR.

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(c)
Adjustment of Awards Upon the Occurrence of Certain Unusual, Infrequently Occurring or Nonrecurring Events. Subject to the final sentence of Section 7(b), the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual, infrequently occurring, nonrecurring or one-time events (including, without limitation, the events described in Section 4(b) or the occurrence of a Change of Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law (i) whenever the Committee, in its sole and plenary discretion, determines that such adjustments are appropriate or desirable, including, without limitation, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event, (ii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by providing for a cash payment to the holder of an Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (iii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by canceling and terminating any Option or SAR having a per Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

8.
Change of Control

Subject to the terms of the applicable Award Agreements, in the event of a “Change of Control,” the Board, as constituted prior to the Change of Control, may, in its discretion:
(a)
require that (A) some or all outstanding Options and SARs shall become exercisable in full or in part upon the Change of Control or a subsequent Termination of Employment (other than voluntary without good reason or due to retirement or for cause termination events), (B) the time-based vesting requirements applicable to some or all outstanding Awards shall lapse in full or in part upon the Change of Control or subsequent Termination of Employment (other than voluntary without good reason or due to retirement or for cause termination events), (C) the Performance Period applicable to some or all outstanding Awards shall lapse in full or in part, and (D) the Performance Criteria applicable to some or all outstanding Awards shall be deemed to be satisfied at the target or actual level of performance;

(b)
require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change of Control, or a parent corporation thereof, or other property be substituted for some or all of the Shares subject to an outstanding Award, with an appropriate and equitable adjustment to such award as determined by the Committee or the Board in accordance with Section 4(b) and Section 409A of the Code; and/or

(c)
require outstanding Awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive, as of the date of the Change of Control or as otherwise required under Section 409A of the Code, (I) a cash payment or other property in an amount equal to (A) in the case of an Option or an SAR, the aggregate number of Shares then subject to the portion of such Option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a Share as of the date of the Change of Control, over the per-Share Exercise Price subject to such Option or SAR, (B) in the case of an Award denominated in Shares, the number of Shares then subject to the portion of such Award surrendered to the

2021 Proxy Statement	B-15

extent the Performance Criteria applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 8(a) above, whether or not vested, multiplied by the Fair Market Value of a Share as of the date of the Change of Control, and (C) in the case of an Award denominated in cash, the value of the Award then subject to the portion of such Award surrendered to the extent the Performance Criteria applicable to such Award have been satisfied or are deemed satisfied pursuant to Section 8(a) above; (II) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change of Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (I) above; or (III) a combination of the payment of cash or other property pursuant to clause (I) above and the issuance of shares pursuant to clause (II) above.
9.
Effect of Termination of Employment

(a)
Termination of Employment Due to Death or Disability.   Except as otherwise provided for in an Award Agreement, in the event of a Participant’s Termination of Employment by reason of death or Disability (i) all outstanding Options and SARs then held by the Participant that are subject to vesting based solely on the Participant’s continued employment shall become immediately vested and exercisable in full and shall remain exercisable for a period of 12 months after such Termination of Employment (but in no event after the ten year anniversary of the date of grant of any such Option or SAR), (ii) all outstanding Restricted Shares and RSUs then held by the Participant that are subject to vesting based solely on the Participant’s continued employment shall become fully vested and (iii) all outstanding Awards then held by the Participant that are subject to Performance Criteria shall vest at the “target” performance level on a prorated basis based on the number of days elapsed during the applicable Performance Period up to and including the date of Termination of Employment due to death or Disability.

(b)
Termination of Employment for Reasons Other than Death or Disability.   In the event of a Participant’s Termination of Employment for any reason other than death or Disability, or if a Participant is employed by an Affiliate of the Company and the entity ceases to be an Affiliate of the Company (unless the Participant continues in the employ of the Company or another Affiliate), the Committee shall determine, in its sole and plenary discretion, the treatment of any outstanding Awards held by the Participant.

10.
General Provisions

(a)
Nontransferability.   During the Participant’s lifetime each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant’s legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) unless prohibited by the applicable Award Agreement, Awards may be transferred for no consideration to immediate family members, family partnerships and family trusts and other individuals and entities that are considered “family members” within the meaning of the instructions to Registration Statements on Form S-8 under the Securities Act of 1933, as amended; provided, however, that Incentive Stock Options granted under the Plan shall not be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations and in no event may any Award (or any rights and obligations thereunder) be transferred to a third party in exchange for value. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.

B-16	2021 Proxy Statement

(b)
No Rights to Awards.   No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

(c)
Share Certificates.   All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, NASDAQ or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)
Withholding.

(i)
Authority to Withhold.   A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

(ii)
Alternative Ways to Satisfy Withholding Liability.   Without limiting the generality of clause (i) above, a Participant may satisfy, in whole or in part, the foregoing withholding liability by (1) delivery of cash, whole Shares owned by the Participant (which are not subject to any pledge or other security interest) having a Fair Market Value equal to such withholding liability, (2) to the extent permitted by the Company, by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option or SAR, or the lapse of the restrictions on any other Award (in the case of SARs and other Awards, if such SARs and other Awards are settled in Shares), a number of whole Shares having a Fair Market Value equal to such withholding liability, (3) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise or vesting of the Award and to deliver promptly to the Company an amount equal to such withholding liability, (4) through any other method (or combination of methods) as approved by the Committee, or (5) any combination of the foregoing methods.

2021 Proxy Statement	B-17

(iii)
Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Award holder.

(e)
Section 409A.

(i)
It is intended that the provisions of the Plan comply with, or be exempt from, Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.

(ii)
No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates.

(iii)
If, at the time of a Participant’s “separation from service” (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any applicable individual agreement between the Company and the relevant Participant.

(iv)
Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

(f)
Award Agreements.   Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. Notwithstanding anything contained herein to the contrary, the Committee may approve an Award Agreement that, upon the Participant’s Termination of

B-18	2021 Proxy Statement

Employment, provides that, or may, in its sole discretion based on a review of all relevant facts and circumstances, otherwise take action regarding an Award Agreement such that (i) any or all outstanding Options and SARs shall become exercisable in part or in full, (ii) all or a portion of the time-based vesting requirements applicable to any outstanding Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Award shall lapse and (iv) the Performance Criteria applicable to any outstanding award (if any) shall be deemed to be satisfied at the target or any other level.
(g)
No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, other types of equity-based awards (subject to stockholder approval if such approval is required) and cash incentive awards, and such arrangements may be either generally applicable or applicable only in specific cases.

(h)
No Right to Employment.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an officer or employee of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(i)
No Rights as Stockholder.   No Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall be entitled to the rights of a stockholder (including the right to vote and receive dividends) in respect of such Restricted Shares; provided, however, that any dividends paid with respect to Restricted Shares shall be subject to the same vesting conditions as applicable to the underlying Restricted Shares. Except as otherwise provided in Section 4(b), Section 7(c) or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.

(j)
Governing Law.   The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(k)
Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l)
Other Laws; Restrictions on Transfer of Shares.   The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole and plenary discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly

2021 Proxy Statement	B-19

refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole and plenary discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal and any other applicable securities laws.
(m)
No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a Participant or any other Person, on the other. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

(n)
No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(o)
Clawback.   The Awards granted under this Plan and any cash payment or Shares delivered pursuant to such an Award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

(p)
Foreign Employees.   Without amending this Plan, the Committee may grant awards to eligible Participants who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

(q)
Headings.   Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

11.
Term of the Plan

(a)
Effective Date.   This Plan will become effective on the date of its approval by the stockholders of the Company at the Company’s 2021 annual meeting of stockholders. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

(b)
Expiration Date.   No Award shall be granted under the Plan after the tenth anniversary of the date the Plan is approved by the Company’s stockholders under Section 11(a); provided, however, no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.

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Appendix C
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
UNITED ~~CONTINENTAL~~AIRLINES HOLDINGS, INC.
The present name of the corporation is United ~~Continental~~Airlines Holdings, Inc. (the “Corporation”). The Corporation was incorporated under the name “UAL, Inc.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on December 30, 1968. This Amended and Restated Certificate of Incorporation of the Corporation (this “Restated Certificate”), which restates and integrates and also further amends the provisions of the Corporation’s Restated Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Restated Certificate of Incorporation of the Corporation is hereby amended, integrated and restated to read in its entirety as follows:
ARTICLE FIRST.   The name of the Corporation is UNITED AIRLINES HOLDINGS, INC.
ARTICLE SECOND.   The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.
ARTICLE THIRD.   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “GCL”).
ARTICLE FOURTH. The total number of shares of capital stock of all classes of which the Corporation shall have authority to issue is 1,250,000,002, divided into four classes, as follows: 250,000,000 shares of Preferred Stock, without par value (hereinafter referred to as “Serial Preferred Stock”), one (1) share of Class Pilot MEC Junior Preferred Stock, par value $0.01 per share (the “Class Pilot MEC Preferred Stock”), one (1) share of Class IAM Junior Preferred Stock, par value $0.01 per share (the “Class IAM Preferred Stock” and, together with the Serial Preferred Stock and the Class Pilot MEC Preferred Stock, the “Preferred Stock”), and 1,000,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”).
PART I
Serial Preferred Stock
The board of directors of the Corporation (the “Board of Directors”) is expressly authorized, without any vote or other action by the stockholders and subject to limitations prescribed by law, to adopt, from time to time, a resolution or resolutions providing for the issue of Serial Preferred Stock in one or more series, to fix the number of shares in each such series and to fix the designations and the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each such series. The authority of the Board of Directors with respect to each such series shall include a determination of the following (which may vary as between the different series of Serial Preferred Stock):
(a)
The number of shares constituting the series and the distinctive designation of the series;

(b)
The dividend rate on the shares of the series, the conditions and dates upon which dividends thereon shall be payable, the extent, if any, to which dividends thereon shall be cumulative, and the relative rights of preference, if any, of payment of dividends thereon;

2021 Proxy Statement	C-1

(c)
Whether or not the shares of the series are redeemable and, if redeemable, the time or times during which they shall be redeemable and the amount per share payable on redemption thereof, which amount may, but need not, vary according to the time and circumstances of such redemption;

(d)
The amount payable in respect of the shares of the series, in the event of any liquidation, dissolution or winding up of the Corporation, which amount may, but need not, vary according to the time or circumstances of such action, and the relative rights of preference, if any, of payment of such amount;

(e)
Any requirement as to a sinking fund for the shares of the series, or any requirement as to the redemption, purchase or other retirement by the Corporation of the shares of the series;

(f)
The right, if any, to exchange or convert shares of the series into other securities or property, and the rate or basis, time, manner and condition of exchange or conversion;

(g)
The voting rights, if any, to which the holders of shares of the series shall be entitled in addition to the voting rights provided by law; and

(h)
Any other term, condition or provision with respect to the series not inconsistent with the provisions of this Article Fourth, Part I or any resolution adopted by the Board of Directors pursuant thereto.

PART II
Class Pilot MEC Junior Preferred Stock
Unless otherwise indicated, any reference in this Article Fourth, Part II to “Section,” “subsection,” “paragraph,” “subparagraph,” or “clause” shall refer to a Section, subsection, paragraph, subparagraph or clause in this Article Fourth, Part II.
Section 1   Issuance; Restrictions on Transfer.   The share of Class Pilot MEC Preferred Stock shall be issued only to, and shall be held only by, (i) the United Airlines Pilots Master Executive Council (the “MEC”) of the Air Line Pilots Association, International (“ALPA”) pursuant to ALPA’s authority as the collective bargaining representative for the crafts or class of pilots employed by United Air Lines, Inc. (“United OpCo”) or (ii) a duly authorized agent acting for the benefit of the MEC. Any purported sale, transfer, pledge or other disposition (a “transfer”) of the share of Class Pilot MEC Preferred Stock to any person, other than a successor to the MEC by merger or reorganization of ALPA (in any such case, an “ALPA Successor”), or a duly authorized agent acting for the benefit of ALPA or an ALPA Successor, shall be null and void and of no force and effect. Upon any purported transfer of the share of Class Pilot MEC Preferred Stock by the holder thereof other than as expressly permitted above, and without any further action by the Corporation, such holder or any other person or entity, such share shall, to the extent of funds legally available therefor and subject to the other provisions of this Restated Certificate, be automatically redeemed by the Corporation in accordance with Subsection 9.2 hereof, and thereupon such share shall no longer be deemed outstanding, and neither such holder nor any purported transferee thereof shall have in respect thereof any of the voting powers, preferences or relative, participating, optional or special rights ascribed to the share of Class Pilot MEC Preferred Stock hereunder, but rather such holder thereafter shall only be entitled to receive the amount payable upon redemption in accordance with Section 9. The certificate representing the share of Class Pilot MEC Preferred Stock shall be legended to reflect the restrictions on transfer and automatic redemption provided for herein.
Section 2   Definitions.   For purposes of this Article Fourth, Part II, the following terms shall have the meanings indicated:
2.1
“Affiliate” shall have the meaning defined in Rule 12b-2 under the Exchange Act.

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2.2
“Board of Directors” shall mean the board of directors of the Corporation or any committee thereof authorized by such board of directors to perform any of its responsibilities with respect to the Class Pilot MEC Preferred Stock.

2.3
“Business Day” shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

2.4
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act thereto.

2.5
“set apart for payment” shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Corporation; provided, however, that if any funds for any class or series of stock of the Corporation ranking on a parity with or junior to the Class Pilot MEC Preferred Stock as to distributions upon liquidation, dissolution or winding up of the Corporation are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Class Pilot MEC Preferred Stock shall mean, with respect to such distributions, placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

2.6
“Transfer Agent” means the Corporation or such agent or agents of the Corporation as may be designated from time to time by the Board of Directors as the transfer agent for the Class Pilot MEC Preferred Stock.

Section 3   Dividends.   The holder of the share of Class Pilot MEC Preferred Stock as such shall not be entitled to receive any dividends or other distributions (except as provided in Section 4).
Section 4   Payments upon Liquidation.
4.1
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for payment to the holders of any class or series of stock of the Corporation that ranks junior to the Class Pilot MEC Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up of the Corporation, the holder of the share of Class Pilot MEC Preferred Stock shall be entitled to receive $0.01 for the share of Class Pilot MEC Preferred Stock (the “MEC Liquidation Preference”), but such holder shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable to the holder of the share of Class Pilot MEC Preferred Stock shall be insufficient to pay in full the MEC Liquidation Preference and the liquidation preference on all other shares of any class or series of stock of the Corporation that ranks on a parity with the Class Pilot MEC Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up of the Corporation, then such assets, or the proceeds thereof, shall be distributed among the holder of the share of Class Pilot MEC Preferred Stock and any such other parity stock ratably in accordance with the respective amounts that would be payable on such share of Class Pilot MEC Preferred Stock and any such other parity stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with or into one or more corporations, or (ii) a sale, lease, exchange or transfer of all or substantially all of the Corporation’s assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

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4.2
Subject to the rights of the holders of shares of any series or class of stock ranking prior to or on a parity with the Class Pilot MEC Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up of the Corporation, after payment shall have been made to the holder of the share of Class Pilot MEC Preferred Stock, as and to the fullest extent provided in this Section 4, any series or class of stock of the Corporation that ranks junior to the Class Pilot MEC Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up of the Corporation, shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holder of the share of Class Pilot MEC Preferred Stock shall not be entitled to share therein.

Section 5   Shares to be Retired.   The share of Class Pilot MEC Preferred Stock which shall have been issued and reacquired in any manner (other than redemption pursuant to Section 9.1) by the Corporation shall be retired and restored to the status of an authorized but unissued share of Class Pilot MEC Preferred Stock and, in the event of the redemption of such share pursuant to Section 9.1 hereof, shall not be reissued.
Section 6   Ranking.
6.1
Any class or series of stock of the Corporation shall be deemed to rank:

(a)
prior to the Class Pilot MEC Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holder of Class Pilot MEC Preferred Stock;

(b)
on a parity with the Class Pilot MEC Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the liquidation prices per share thereof be different from those of the Class Pilot MEC Preferred Stock, if the holders of such class or series and the Class Pilot MEC Preferred Stock shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective liquidation preferences, without preference or priority one over the other; and

(c)
junior to the Class Pilot MEC Preferred Stock, as to the distribution of assets upon liquidation, dissolution or winding up, if the holder of Class Pilot MEC Preferred Stock shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such class or series.

6.2
The Class IAM Preferred Stock shall be deemed to rank on a parity with the Class Pilot MEC Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up. The Common Stock shall each be deemed to rank junior to the Class Pilot MEC Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up.

Section 7   Consolidation, Merger, etc.
7.1
In case the Corporation enters into any consolidation, merger, share exchange or similar transaction, however named, involving the Corporation or its subsidiary, United OpCo (or any successor to all or substantially all the assets or business of United OpCo), pursuant to which the outstanding shares of Common Stock are to be exchanged for or changed, reclassified or converted into securities of any successor or resulting or other company (including the Corporation), or cash or other property (each of the foregoing transactions is referred to herein as a “Merger Transaction”), proper provision shall be made so that, upon consummation of such transaction, the share of Class Pilot MEC Preferred Stock shall be converted, reclassified or changed into or exchanged for preferred stock of such successor or resulting or

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other company having, in respect of such company, the same powers, preferences and relative, participating, optional or other special rights (including the rights provided by this Section 7), and the qualifications, limitations or restrictions thereof, that the Class Pilot MEC Preferred Stock had, in respect of the Corporation, immediately prior to such transaction; specifically including, without limitation, the right, until the ALPA Termination Date (as defined in Section 8.1 below), to elect one member of the board of directors (or similar governing body) of such company.
7.2
In case the Corporation shall enter into any agreement providing for any Merger Transaction, then the Corporation shall as soon as practicable thereafter (and in any event at least fifteen (15) Business Days before consummation of such transaction) give notice of such agreement and the material terms thereof to the holder of the share of Class Pilot MEC Preferred Stock. The Corporation shall not consummate any such Merger Transaction unless all of the terms of this Section 7 and Section 8 have been complied with.

Section 8   Voting.   The holder of the share of Class Pilot MEC Preferred Stock shall have the following voting rights:
8.1
Until such time (the “ALPA Termination Date”) as (i) there are no longer any persons represented by ALPA (or any ALPA Successor) employed by the Corporation or any of its Affiliates or (ii) the collective bargaining agreement between the Corporation or any of its Affiliates and ALPA has been amended by the parties thereto so that such agreement no longer provides that ALPA has the right to appoint a director of the Corporation, the holder of the share of Class Pilot MEC Preferred Stock shall have the right (a) voting as a separate class, to (1) elect one director to the Board of Directors at each annual meeting of stockholders for a term of office to expire at the succeeding annual meeting of stockholders, (2) remove such director with or without cause and (3) fill any vacancies in such directorship resulting from death, resignation, disqualification, removal or other cause, and (b) voting together as a single class with the holders of Common Stock and the holders of such other classes or series of stock that vote together with the Common Stock as a single class, to vote on all matters submitted to a vote of the holders of Common Stock of the Corporation (other than the election of Directors), except as otherwise required by law.

8.2
The affirmative vote of the holder of the share of Class Pilot MEC Preferred Stock, voting as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal (including any amendment, alteration or repeal by operation of merger or consolidation) of any of the provisions of this Restated Certificate or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Serial Preferred Stock) which would adversely affect the powers, preferences or special rights of the Class Pilot MEC Preferred Stock.

8.3
For purposes of the foregoing provisions of Sections 8.1 and 8.2, the share of Class Pilot MEC Preferred Stock shall have one (1) vote.

Section 9   Redemption.
9.1
The share of Class Pilot MEC Preferred Stock shall, to the extent of funds legally available therefor and subject to the other provisions of this Restated Certificate, be automatically redeemed on the ALPA Termination Date, at a price of $0.01 per share, as provided herein below. As promptly as reasonably possible following the occurrence of the ALPA Termination Date, the Corporation shall give notice thereof and of the redemption under this Section 9 to the record holder of the Class Pilot MEC Preferred Stock. From and after the redemption

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provided for in this Section 9.1, all rights of the holder of the Class Pilot MEC Preferred Stock as such, except the right to receive the redemption price of such share upon the surrender of the certificate formerly representing the same, shall cease and terminate and such share shall not thereafter be deemed to be outstanding for any purpose whatsoever.
9.2
The share of Class Pilot MEC Preferred Stock shall, to the extent of funds legally available therefor and subject to the other provisions of this Restated Certificate, be automatically redeemed upon any purported transfer thereof other than as expressly permitted under Section 1.2. The redemption price to be paid in connection with any redemption shall be $0.01 per share of Class Pilot MEC Preferred Stock. Upon any such redemption, all rights of the holder of Class Pilot MEC Preferred Stock as such, except the right to receive the redemption price of such share upon the surrender of the certificate formerly representing the same, shall cease and terminate and such share shall not thereafter be deemed to be outstanding for any purpose whatsoever.

9.3
The holder of the share of Class Pilot MEC Preferred Stock so redeemed pursuant to Section 9.1 or 9.2 shall present and surrender the certificate formerly representing such share to the Corporation and thereupon the redemption price of such share shall be paid to or on the order of the person whose name appears on such certificate as the owner thereof and the surrendered certificate shall be cancelled.

Section 10   Record Holders.   The Corporation and the Transfer Agent (if other than the Corporation) may deem and treat the record holder of the share of Class Pilot MEC Preferred Stock as the true and lawful owner thereof for all purposes, and, except as otherwise provided by law, neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.
PART III
Class IAM Junior Preferred Stock
Unless otherwise indicated, any reference in this Article Fourth, Part III to “Section,” “subsection,” “paragraph,” “subparagraph,” or “clause” shall refer to a Section, subsection, paragraph, subparagraph or clause in this Article Fourth, Part III.
Section 1   Issuance; Restrictions on Transfer.   The share of Class IAM Preferred Stock shall be issued only to, and shall be held only by, (i) the International Association of Machinists and Aerospace Workers (the “IAM”) pursuant to the IAM’s authority as the collective bargaining representative for certain crafts or classes of public contact employees, ramp and stores employees, food service and security officer employees, Mileage Plus public contact employees, fleet technical instructors and related and maintenance instructor employees employed by United OpCo or (ii) a duly authorized agent acting for the benefit of the IAM. Any purported sale, transfer, pledge or other disposition (hereinafter, a “transfer”) of the share of Class IAM Preferred Stock to any person, other than a successor to the IAM by merger or reorganization of the IAM (in any such case, an “IAM Successor”), or a duly authorized agent acting for the benefit of the IAM or an IAM Successor, shall be null and void and of no force and effect. Upon any purported transfer of the share of Class IAM Preferred Stock by the holder thereof other than as expressly permitted above, and without any further action by the Corporation, such holder or any other person or entity, such share shall, to the extent of funds legally available therefor and subject to the other provisions of this Restated Certificate, be automatically redeemed by the Corporation in accordance with Subsection 9.2 hereof, and thereupon such share shall no longer be deemed outstanding, and neither such holder nor any purported transferee thereof shall have in respect thereof any of the voting powers, preferences or relative, participating, optional or special rights ascribed to the share of Class IAM Preferred Stock hereunder, but rather such holder thereafter shall only be entitled to receive the amount payable upon redemption in accordance with Section 9. The certificate representing the share of Class IAM Preferred Stock shall be legended to reflect the restrictions on transfer and automatic redemption provided for herein.
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Section 2   Definitions.   For purposes of this Article Fourth, Part III, the following terms shall have the meanings indicated:
2.1
“Affiliate” shall have the meaning defined in Rule 12b-2 under the Exchange Act.

2.2
“Board of Directors” shall mean the board of directors of the Corporation or any committee thereof authorized by such board of directors to perform any of its responsibilities with respect to the Class IAM Preferred Stock.

2.3
“Business Day” shall mean any day other than a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

2.4
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act thereto.

2.5
“set apart for payment” shall be deemed to include, without any action other than the following, the recording by the Corporation in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of dividends or other distribution by the Board of Directors, the allocation of funds to be so paid on any series or class of capital stock of the Corporation; provided, however, that if any funds for any class or series of stock of the Corporation ranking on a parity with or junior to the Class IAM Preferred Stock as to distributions upon liquidation, dissolution or winding up of the Corporation are placed in a separate account of the Corporation or delivered to a disbursing, paying or other similar agent, then “set apart for payment” with respect to the Class IAM Preferred Stock shall mean, with respect to such distributions, placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

2.6
“Transfer Agent” means the Corporation or such agent or agents of the Corporation as may be designated from time to time by the Board of Directors as the transfer agent for the Class IAM Preferred Stock.

Section 3   Dividends.   The holder of the share of Class IAM Preferred Stock as such shall not be entitled to receive any dividends or other distributions (except as provided in Section 4).
Section 4   Payments upon Liquidation.
4.1
In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for payment to the holders of any class or series of stock of the Corporation that ranks junior to the Class IAM Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up of the Corporation, the holder of the share of Class IAM Preferred Stock shall be entitled to receive $0.01 for the share of Class IAM Preferred Stock (the “IAM Liquidation Preference”), but such holder shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable to the holder of the share of Class IAM Preferred Stock shall be insufficient to pay in full the IAM Liquidation Preference and the liquidation preference on all other shares of any class or series of stock of the Corporation that ranks on a parity with the Class IAM Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up of the Corporation, then such assets, or the proceeds thereof, shall be distributed among the holder of the share of Class IAM Preferred Stock and any such other parity stock ratably in accordance with the respective amounts that would be

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payable on such share of Class IAM Preferred Stock and any such other parity stock if all amounts payable thereon were paid in full. For the purposes of this Section 4, (i) a consolidation or merger of the Corporation with or into one or more corporations, or (ii) a sale, lease, exchange or transfer of all or substantially all of the Corporation’s assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.
4.2
Subject to the rights of the holders of shares of any series or class of stock ranking prior to or on a parity with the Class IAM Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up of the Corporation, after payment shall have been made to the holder of the share of Class IAM Preferred Stock, as and to the fullest extent provided in this Section 4, any series or class of stock of the Corporation that ranks junior to the Class IAM Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up of the Corporation, shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holder of the share of Class IAM Preferred Stock shall not be entitled to share therein.

Section 5   Shares to be Retired.   The share of Class IAM Preferred Stock which shall have been issued and reacquired in any manner (other than redemption pursuant to Section 9.1) by the Corporation shall be retired and restored to the status of an authorized but unissued share of Class IAM Preferred Stock and, in the event of the redemption of such share pursuant to Section 9.1 hereof, shall not be reissued.
Section 6   Ranking.
6.1
Any class or series of stock of the Corporation shall be deemed to rank:

(a)
prior to the Class IAM Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holder of Class IAM Preferred Stock;

(b)
on a parity with the Class IAM Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the liquidation prices per share thereof be different from those of the Class IAM Preferred Stock, if the holders of such class or series and the Class IAM Preferred Stock shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective liquidation preferences, without preference or priority one over the other; and

(c)
junior to the Class IAM Preferred Stock, as to the distribution of assets upon liquidation, dissolution or winding up, if the holder of Class IAM Preferred Stock shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up in preference or priority to the holders of shares of such class or series.

6.2
The Class Pilot MEC Preferred Stock shall be deemed to rank on a parity with the Class IAM Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up. The Common Stock shall be deemed to rank junior to the Class IAM Preferred Stock as to amounts distributable upon liquidation, dissolution or winding up.

Section 7   Consolidation, Merger, etc.
7.1
In case the Corporation enters into any consolidation, merger, share exchange or similar transaction, however named, involving the Corporation or its subsidiary, United OpCo (or any successor to all or substantially all the assets or business of United OpCo), pursuant to which

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the outstanding shares of Common Stock are to be exchanged for or changed, reclassified or converted into securities of any successor or resulting or other company (including the Corporation), or cash or other property (each of the foregoing transactions is referred to herein as a “Merger Transaction”), proper provision shall be made so that, upon consummation of such transaction, the share of Class IAM Preferred Stock shall be converted, reclassified or changed into or exchanged for preferred stock of such successor or resulting or other company having, in respect of such company, the same powers, preferences and relative, participating, optional or other special rights (including the rights provided by this Section 7), and the qualifications, limitations or restrictions thereof, that the Class IAM Preferred Stock had, in respect of the Corporation, immediately prior to such transaction; specifically including, without limitation, the right, until the IAM Termination Date (as defined in Section 8.1 below), to elect one member of the board of directors (or similar governing body) of such company.
7.2
In case the Corporation shall enter into any agreement providing for any Merger Transaction, then the Corporation shall as soon as practicable thereafter (and in any event at least fifteen (15) Business Days before consummation of such transaction) give notice of such agreement and the material terms thereof to the holder of the share of Class IAM Preferred Stock. The Corporation shall not consummate any such Merger Transaction unless all of the terms of this Section 7 and Section 8 have been complied with.

Section 8   Voting.   The holder of the share of Class IAM Preferred Stock shall have the following voting rights:
8.1
Until such time (the “IAM Termination Date”) as (i) there are no longer any persons represented by the IAM (or any IAM Successor) employed by the Corporation or any of its Affiliates or (ii) the letter agreement between the Corporation and the IAM, dated as of May 1, 2003, no longer provides that the IAM has the right to appoint a director of the Corporation, the holder of the share of Class IAM Preferred Stock shall have the right (a) voting as a separate class, to (1) elect one director to the Board of Directors at each annual meeting of stockholders for a term of office to expire at the succeeding annual meeting of stockholders, (2) remove such director with or without cause and (3) fill any vacancies in such directorship resulting from death, resignation, disqualification, removal or other cause, and (b) voting together as a single class with the holders of Common Stock and the holders of such other classes or series of stock that vote together with the Common Stock as a single class, to vote on all matters submitted to a vote of the holders of Common Stock of the Corporation (other than the election of Directors), except as otherwise required by law.

8.2
The affirmative vote of the holder of the share of Class IAM Preferred Stock, voting as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal (including any amendment, alteration or repeal by operation of merger or consolidation) of any of the provisions of this Restated Certificate or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Serial Preferred Stock) which would adversely affect the powers, preferences or special rights of the Class IAM Preferred Stock.

8.3
For purposes of the foregoing provisions of Sections 8.1 and 8.2, the share of Class IAM Preferred Stock shall have one (1) vote.

Section 9   Redemption.
9.1
The share of Class IAM Preferred Stock shall, to the extent of funds legally available therefor and subject to the other provisions of this Restated Certificate, be automatically redeemed on the IAM Termination Date, at a price of $0.01 per share, as provided herein below. As promptly

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as reasonably possible following the occurrence of the IAM Termination Date, the Corporation shall give notice thereof and of the redemption under this Section 9 to the record holder of the Class IAM Preferred Stock. From and after the redemption provided for in this Section 9.1, all rights of the holder of the Class IAM Preferred Stock as such, except the right to receive the redemption price of such share upon the surrender of the certificate formerly representing the same, shall cease and terminate and such share shall not thereafter be deemed to be outstanding for any purpose whatsoever.
9.2
The share of Class IAM Preferred Stock shall, to the extent of funds legally available therefor and subject to the other provisions of this Restated Certificate, be automatically redeemed upon any purported transfer thereof other than as expressly permitted under Section 1.2. The redemption price to be paid in connection with any redemption shall be $0.01 per share of Class IAM Preferred Stock. Upon any such redemption, all rights of the holder of Class IAM Preferred Stock as such, except the right to receive the redemption price of such share upon the surrender of the certificate formerly representing the same, shall cease and terminate and such share shall not thereafter be deemed to be outstanding for any purpose whatsoever.

9.3
The holder of the share of Class IAM Preferred Stock so redeemed pursuant to Sections 9.1 or 9.2 shall present and surrender the certificate formerly representing such share to the Corporation and thereupon the redemption price of such share shall be paid to or on the order of the person whose name appears on such certificate as the owner thereof and the surrendered certificate shall be cancelled.

Section 10   Record Holders.   The Corporation and the Transfer Agent (if other than the Corporation) may deem and treat the record holder of the share of Class IAM Preferred Stock as the true and lawful owner thereof for all purposes, and, except as otherwise provided by law, neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.
PART IV
Common Stock
Unless otherwise indicated, any reference in this Article Fourth, Part IV to “Section,” “subsection,” “paragraph,” “subparagraph,” or “clause” shall refer to a Section, subsection, paragraph, subparagraph or clause in this Article Fourth, Part IV.
Section 1   Dividends.   Subject to any rights to receive dividends to which the holders of the shares of any other class or series of stock may be entitled, the holders of shares of Common Stock shall be entitled to receive dividends, if and when declared payable from time to time by the Board of Directors, from any funds legally available therefor.
Section 2   Liquidation.   In the event of any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, after there shall have been paid to the holders of shares of any other class or series of stock ranking prior to the Common Stock in respect thereof the full amounts to which they shall be entitled, and subject to any rights of the holders of any other class or series of stock to participate therein, the holders of the then outstanding shares of Common Stock shall be entitled to receive, pro rata, any remaining assets of the Corporation available for distribution to its stockholders. Subject to the foregoing, the Board of Directors may distribute in kind to the holders of the shares of Common Stock such remaining assets of the Corporation, or may sell, transfer or otherwise dispose of all or any part of such remaining assets to any other corporation, trust or other entity and receive payment therefor in cash, stock or obligations of such other corporation, trust or entity or any combination thereof, and may sell all or any part of the consideration so received, and may distribute the consideration so received or any balance thereof in kind to holders of the shares of Common Stock. The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property
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or assets of the Corporation (unless in connection therewith the dissolution, liquidation or winding up of the Corporation is specifically approved), or the merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class, shall not be deemed to be a dissolution, liquidation or winding up of the corporation for the purpose of this Section 2.
Section 3   Voting.   Except as provided by law or this Restated Certificate, each outstanding share of Common Stock of the Corporation shall entitle the holder thereof to one vote on each matter submitted to a vote at a meeting of stockholders.
PART V
Section 1   No Preemptive Rights.   Except as otherwise provided herein, no holder of stock of the Corporation of any class shall have any preemptive, preferential or other right to purchase or subscribe for any shares of stock, whether now or hereafter authorized, of the Corporation of any class, or any obligations convertible into, or any options or warrants to purchase, any shares of stock, whether now or hereafter authorized, of the Corporation of any class, other than such, if any, as the Board of Directors may from time to time determine, and at such price as the Board of Directors may from time to time fix; and any shares of stock or any obligations, options or warrants which the Board of Directors may determine to offer for subscription to holders of any shares of stock of the Corporation may, as the Board of Directors shall determine, be offered to holders of shares of stock of the Corporation of any class or classes or series, and if offered to holders of shares of stock of more than one class or series, in such proportions as between such classes and series as the Board of Directors may determine.
Section 2   Non-Citizen Voting Limitation.   All (x) capital stock of, or other equity interests in, the Corporation, (y) securities convertible into or exchangeable for shares of capital stock, voting securities or other equity interests in the Corporation, and (z) options, warrants or other rights to acquire the securities described in clauses (x) and (y), whether fixed or contingent, matured or unmatured, contractual, legal, equitable or otherwise (collectively, “Equity Securities”) shall be subject to the following limitations:
(a)
Non-Citizen Voting Limitation. In no event shall the total number of shares of Equity Securities held by all persons who fail to qualify as a “citizen of the United States,” as the term is used in Section 40102(a)(15) of Title 49 of the United States Code, in any similar legislation of the United States enacted in substitution or replacement therefor, and as interpreted by the Department of Transportation, be entitled to be more than 24.9% (or such other maximum percentage as such Section or substitute or replacement legislation shall hereafter provide) of the aggregate votes of all outstanding Equity Securities of the Corporation (the “Cap Amount”).

(b)
Allocation of Cap Amounts. The restrictions imposed by the Cap Amount shall be applied pro rata among the holders of Equity Securities who fail to qualify as “citizens of the United States” based on the number of votes the underlying securities are entitled to.

(c)
Each certificate or other representative document for Equity Securities (including each such certificate or representative document for Equity Securities issued upon any permitted transfer of Equity Securities) shall contain a legend in substantially the following form:

“The [type of Equity Securities] represented by this [certificate/representative document] are subject to voting restrictions with respect to [shares/warrants, etc.] held by persons or entities that fail to qualify as “citizens of the United States” as the term is defined used in Section 40102(a)(15) of Title 49 of the United States Code. Such voting restrictions are contained in the Restated Certificate of United Airlines Holdings, Inc., as the same may be amended or restated from time to time. A complete and correct copy of the Restated Certificate shall be furnished free of charge to the holder of such shares of [type of Equity Securities] upon written request to the Secretary of United Airlines Holdings, Inc.”
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Section 3   Restrictions on Issuance of Securities.   (a) The Corporation shall not issue nonvoting equity securities to the extent prohibited by Section 1123(a)(6) of the United States Bankruptcy Code for so long as such Section is in effect and applicable to the Corporation.
(b)
Except as required by law or as approved by the stockholders, the Corporation shall not issue Serial Preferred Stock pursuant to Article Fourth, Part I with voting rights (unless such Serial Preferred Stock is convertible into Common Stock, in which case such Serial Preferred Stock may vote with the Common Stock on an as-converted basis).

Section 4   Stockholder Action.   Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing by such stockholders.
Section 5   5% Ownership Limit.
5.1
For purposes of Sections 5, 6 and 7, the following terms shall have the meanings indicated (and any references to any portions of Section 382 of the Code or the Treasury Regulation ~~§ 1.382-2T~~promulgated thereunder shall include any successor provisions):

“5% Transaction” means any Transfer of Corporation Securities described in clause (y) or (z) of paragraph 5.2, subject to the provision of such paragraph 5.2.
~~An “Affiliate” of any Person means any other Person, that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; and, for the purposes of this definition only, “control” (including the terms ”controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or activities of a Person whether through the ownership of securities, by contract or agency or otherwise.~~
~~”Associate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.~~
~~A Person will be deemed the “Beneficial Owner” of, and will be deemed to “Beneficially Own,” and will be deemed to have “Beneficial Ownership” of:~~
~~(a)~~
~~any securities that such Person or any of such Person’s Affiliates or Associates is deemed to “Beneficially Own” within the meaning of Rule 13d-3 under the Exchange Act, and any securities deposited into a trust established by or on behalf of the Person or any of its Affiliates or Associates, the sole beneficiaries of which are the shareholders of the Person;~~

~~(b)~~
~~any securities (the “Underlying Securities”) that such Person or any of such Person’s Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise (it being understood that such Person will also be deemed to be the Beneficial Owner of the securities convertible into or exchangeable for the Underlying Securities); and~~

~~(c)~~
~~any securities Beneficially Owned by persons that are part of a “group” (within the meaning of Rule 13d-5(b) under the Exchange Act) with such Person.~~

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~~For purposes of calculating the percentage of Voting Securities that are Beneficially Owned by any Person, such calculation will be made based on the aggregate number of issued and outstanding securities at the time of such calculation, but will not include in the denominator any such securities issuable upon any options, warrants or other securities that are exercisable for such securities.~~
“Code” means the Internal Revenue Code of 1986, as amended. Any Code “Section” references shall include any comparable successor provision thereof.
“Corporation Securities” means (i) shares of Common Stock, (ii) shares of Preferred Stock (other than preferred stock described in Section 1504(a)(4) of the Code), (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation §§ 1.382-2T(h)(4)(v) and 1.382-4(d)(9)) to purchase stock of the Corporation, and (iv) any other interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18)~~.~~ or under general principles of U.S. federal income tax law. If substantial uncertainty exists as to the designation of a particular nonstock instrument as Corporation Securities for this purpose, such instrument will be included in or excluded from the definition of Corporation Securities for a Person in a manner most likely to preserve Tax Benefits.
“Effective Date” means ~~February 1~~[  ], ~~2006~~2021.
~~”Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act thereto.~~
”Five-Percent Shareholder” means a Person with a Percentage Stock Ownership of at least 4.9%.
“Grandfathered Five-Percent Shareholder” means a Person ~~or group of Persons that is identified as a “5-percent shareholder” of the Corporation pursuant to Treasury Regulation § 1.382-2T(g).~~that is a Five-Percent Shareholder as of 5:08 p.m. Eastern Time on December 4, 2020.
“Percentage Stock Ownership” means the percentage ~~Stock Ownership~~ stock ownership interest in the Corporation of any Person for purposes of Section 382 of the Code, as determined in accordance with Treasury ~~Regulation~~Regulations §§ 1.382-2T(g), (h), (j) and (k) and 1.382-4.
”Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other ~~legal~~ entity~~, and includes~~ or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulations § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulations § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group; provided, however, that notwithstanding the foregoing, the term “Person” shall not include the United States Department of the Treasury.
“Prohibited Transfer” means any purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Section 5.
”Tax Benefit” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers ~~and~~, foreign tax credit carryovers,
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disallowed net business interest expense carry forwards under Section 163(j) of the Code, any credits under Section 53 of the Code, and any other item that may reduce or result in any credit against any income taxes owed by the Corporation or any of its subsidiaries or refundable credits including, without limitation, any item subject to limitation under Section 382 or Section 383 of the Code and the Treasury Regulations promulgated thereunder, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Corporation or any direct or indirect subsidiary thereof.
“Transfer” means, with respect to any ~~person~~Person other than the Corporation, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, other than a sale, transfer, assignment, conveyance, pledge or other disposition to a wholly owned subsidiary of the transferor, or, if the transferor is wholly owned by a Person, to a wholly owned subsidiary of such Person. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation §§ 1.382-2T (h) (4) (v) and 1.382-4(d) (9)).
~~”Voting Securities” means all securities that by their terms are entitled to vote generally in the election of directors of the Corporation (without giving effect to any contractual limitations on voting).~~
5.2
Prohibited Transfers. Any attempted Transfer, whether in a single transaction (with any transactions occurring on the same day being treated as a single transaction) or series of related transactions, of Corporation Securities prior to the earliest of (A) ~~February 1, 2014, or such later date as may be approved by the Board of Directors~~the third anniversary of the Effective Date, (B) the repeal, amendment or modification of Section 382 of the Code (and any comparable successor provision) ~~(“Section 382”)~~ in such a way as to render the restrictions imposed by Section 382 no longer applicable to the Corporation, and (C) the beginning of a taxable year of the Corporation (or any successor thereof) in which no Tax Benefits are availabl~~e, and (D) the date on which the limitation amount imposed by Section 382 in the event of an ownership change of the Corporation, as defined in Section 382, would not be materially less than the net operating loss carryforward or net unrealized built-in loss of the Corporation~~ (the “Restriction Release Date”), or any such attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Restriction Release Date, shall be prohibited and void ab initio so far as it purports to transfer ownership or rights in respect of such ~~stock~~Corporation Securities to the Purported Transferee (y) if the transferor is a Five-Percent Shareholder (other than any Grandfathered Five-Percent Shareholder) or (z) to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person ~~or group of Persons~~ shall become a Five-Percent Shareholder ~~other than by reason of Treasury Regulation Section 1.382-2T(j)(3) or any successor to such regulation~~ or (2) the Percentage Stock Ownership interest in the Corporation of any Five-Percent Shareholder shall be increase~~d; provided, that this paragraph 5.2 shall not apply to, nor shall any other provision in this Restated Certificate prohibit, restrict or limit in any way, (i) the issuance of Corporation Securities by the Corporation in accordance with the Second Amended Joint Plan of Reorganization of the Corporation dated January 20, 2006 (the “Chapter 11 Plan”) or (ii) the issuance of Corporation Securities by the Corporation pursuant to the Agreement and Plan of Merger among UAL Corporation, Continental Airlines, Inc. and JT Merger Sub Inc. dated as of May 2, 2010, but not any subsequent transfer of such Corporation Securities.~~.

5.3
~~The restrictions set forth in paragraph 5.2 shall not apply to an attempted Transfer that is a 5% Transaction if the transferor or the transferee obtains the prior written approval of the Board of Directors or a duly authorized committee thereof.~~

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5.3
Exceptions; Authorized Transfers.

(a)
The restrictions set forth in paragraph 5.2 shall not apply to an attempted Transfer that is a 5% Transaction if (i) the transferor or the transferee obtains the prior written approval of the Board of Directors or a duly authorized committee thereof in accordance with paragraph 5.3(b) below or (ii) if such Transfer is made as part of: (A) any transaction approved by the Board of Directors, including, without limitation, a merger or consolidation in which all holders of Common Stock receive, or are offered the same opportunity to receive, cash or other consideration for all such Common Stock, and upon the consummation of which the acquirer will own at least a majority of the outstanding shares of Common Stock, (B) a tender or exchange offer by the Corporation to purchase Corporation Securities, (C) a purchase program effected by the Corporation on the open market and not the result of a privately-negotiated transaction or (D) any optional or required redemption by the Corporation of a Corporation Security pursuant to the terms of such security.

(b)
The restrictions contained in this Section 5 are for the purposes of reducing the risk that any “ownership change” (as defined in the Code) with respect to the Corporation may limit the Corporation’s ability to utilize its Tax Benefits. In connection therewith, and to provide for effective policing of these provisions, any Person who desires to effect an otherwise Prohibited Transfer (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a ”Request”) that the Board of Directors review the Proposed Transaction and authorize or not authorize the Proposed Transaction in accordance with this paragraph 5.3(b). A Request shall be delivered to the Secretary of the Corporation at the Corporation’s principal place of business. Such Request shall be deemed to have been received by the Corporation when actually received by the Corporation. A Request shall include: (1) the name, address and telephone number of the Requesting Person; (2) the number and Percentage Stock Ownership of Corporation Securities (by type) then owned, beneficially or of record, by the Requesting Person; (3) a reasonably detailed description of the Proposed Transaction or Proposed Transactions for which the Requesting Person seeks authorization; and (4) a request that the Board authorize the Proposed Transaction pursuant to this paragraph 5.3(b). The Board of Directors shall, in good faith, endeavor to respond to each Request within twenty (20) business days after such Request; provided, however, that the failure of the Board of Directors to respond during such twenty (20)-day period shall not be deemed to be a consent to the Transfer. The Board of Directors may authorize a Proposed Transaction unless the Board of Directors determines that the Proposed Transaction, considered alone or with other transactions (including, without limitation, past transactions or contemplated transactions), would create a material risk that the Corporation’s Tax Benefits may be jeopardized. Any determination by the Board of Directors not to authorize a Proposed Transaction shall cause such Proposed Transaction to be deemed a Prohibited Transfer. The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with authorizing any Proposed Transaction. In addition, the Board of Directors may require an affidavit or representations from such Requesting Person or opinions of counsel to be rendered by counsel selected by the Requesting Person (and reasonably acceptable to the Board of Directors), in each case, as to such matters as the Board of Directors may

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reasonably determine with respect to the preservation of the Tax Benefits. Any Requesting Person who makes a Request to the Board of Directors shall reimburse the Corporation, within 30 days after demand therefor, for all reasonable out-of-pocket costs and expenses incurred by the Corporation with respect to any Proposed Transaction, including, without limitation, the Corporation’s reasonable costs and expenses incurred in determining whether to authorize the Proposed Transaction, which costs may include, without limitation, any expenses of counsel and/or tax advisors engaged by the Board of Directors to advise the Board of Directors or deliver an opinion thereto. The Board of Directors may require, as a condition to its consideration of a Request, that the Requesting Person execute an agreement in form and substance satisfactory to the Corporation providing for the reimbursement of such costs and expenses.
(c)
Notwithstanding the foregoing, the Board of Directors may determine that the restrictions set forth in paragraph 5.2 shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including a Request pursuant to paragraph 5.3(b), subject to any conditions that the Board of Directors deems reasonable and appropriate in connection therewith.

(d)
Any authorization of the Board of Directors hereunder may be given prospectively or retroactively. As a condition to granting its approval pursuant to this paragraph 5.3, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in the application of any Section 382 limitation on the use of the Tax Benefits. The Board of Directors may exercise the authority granted by this Section 5 through duly authorized officers or agents of the Corporation.

5.4
Obligation to Provide Information. Any Person that is a beneficial, legal or record holder of Corporation Securities, and any proposed transferor or transferee and any Person controlling, controlled by or under common control with the proposed transferor or transferee, shall (a) at the request of the Corporation, provide such information as the Corporation may reasonably request as may be necessary from time to time in order to determine compliance with this Section 5 or the status of the Corporation’s Tax Benefits and (b) as a condition to the registration of the Transfer of any Corporation Securities, provide an affidavit containing such information as the Corporation may reasonably request from time to time in order to determine compliance with this Section 5 or the status of the Tax Benefits of the Corporation.

5.5
~~5.4~~ Each certificate representing shares of Corporation Securities issued prior to the Restriction Release Date shall contain the legend set forth on Exhibit A hereto, evidencing the restrictions set forth in this Section 5 and Sections 6 and 7.

Section 6   Treatment of Excess Securities.
6.1
No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of stockholders of the Corporation, including, without limitation, the right to vote

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such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any~~; provided, however, that the Transferor of such Excess Securities shall not be required to disgorge, and shall be permitted to retain for its own account, any proceeds of such Transfer, and shall have no further rights, responsibilities, obligations or liabilities with respect to such Excess Securities, if such Transfer was a Prohibited Transfer pursuant to Section 5.2(z)~~. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any transfer of Excess Securities not in accordance with the provisions of this Section 6 shall also be a Prohibited Transfer.
6.2
If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities (“Prohibited Distributions”), to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (over ~~the New York Stock Exchange or other~~ any national securities exchange on which the Corporation Securities may be traded, if possible, or otherwise privately); provided, however, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6.3 if the Agent rather than the Purported Transferee had resold the Excess Securities.

6.3
The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee had previously resold the Excess Securities, any amounts received by it from a Purported Transferee as follows: (x) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (y) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value, (1) calculated on the basis of the closing market price for the Corporation Securities on the day before the Prohibited Transfer, (2) if the Corporation Securities are not listed or admitted to trading on any stock exchange but are traded in the over-the-counter market, calculated based upon the difference between the highest bid and lowest asked prices, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system on the day before the Prohibited Transfer or, if none, on the last preceding day for which such quotations exist, or (3) if the Corporation Securities are neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then as determined in good faith by the Board of Directors, of the Excess Securities at the time of the Prohibited Transfer to the Purported Transferee by gift, inheritance, or similar Transfer), which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (z) third, any remaining amounts, subject to the limitations imposed by the following proviso, shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Code (or any comparable successor provision) (“Section 501(c)(3)”) selected by the

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Board of Directors; provided, however, that if the Excess Securities (including any Excess Securities arising from a previous Prohibited Transfer not sold by the Agent in a prior sale or sales), represent a ~~5~~4.9% or greater Percentage Stock Ownership in any class of Corporation Securities, then any such remaining amounts to the extent attributable to the disposition of the portion of such Excess Securities exceeding a ~~4.99~~4.89% Percentage Stock Ownership interest in such class shall be paid to two or more organizations qualifying under Section 501(c)(3) selected by the Board of Directors. The recourse of any Purported Transferee in respect of any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (y) of the preceding sentence. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6 inure to the benefit of the Corporation.
6.4
If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 6.2, then the Corporation shall use its best efforts to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender.

6.5
The Corporation shall make the written demand described in Section 6.2 within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities; provided, however, that if the Corporation makes such demand at a later date, the provisions of Sections 5 and 6 shall apply nonetheless.

Section 7   Board Authority.
7.1
The Board of Directors shall have the power to interpret or determine, in its sole discretion, all matters necessary for assessing compliance with Sections 5 and 6, including, without limitation, (A) the identification of Five-Percent Shareholders, (B) whether a Transfer is a 5% Transaction or a Prohibited Transfer, (C) the Percentage Stock Ownership in the Corporation of any Five-Percent Shareholder, (D) whether an instrument constitutes a Corporation Security, (E) the amount (or fair market value) due to a Purported Transferee pursuant to clause (y) of Section 6.3, and (F) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of Sections 5 and 6.

7.2
In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind bylaws, regulations and procedures of the Corporation not inconsistent with the provisions of Section 5 for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of Sections 5, 6 and 7.

7.3
Nothing contained in this Section 7 shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (A) modify the ownership interest percentage in the Corporation or the Persons covered by Sections 5 and 6, (B) modify the definitions of any terms set forth in Sections 5 and 6 or (C) modify the terms of Sections 5 and 6 as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board shall not cause there to be such modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the

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continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.
7.4
In the case of an ambiguity in the application of any of the provisions of Section 5 or 6, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event Section 5 or 6 requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 5 and 6. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent and all other parties for all other purposes of Sections 5 and 6. The Board of Directors may delegate all or any portion of its duties and powers under Sections 5, 6 and 7 to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by Sections 5, 6 and 7 through duly authorized officers or agents of the Corporation. Nothing in this Section 7 shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

7.5
If any provision or provisions of this Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Restated Certificate (including, without limitation, each portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby.

ARTICLE FIFTH.
Unless otherwise indicated, any reference in this Article Fifth to “Section,” “subsection,” “paragraph,” “subparagraph,” or “clause” shall refer to a Section, subsection, paragraph, subparagraph or clause in this Article Fifth.
Section 1   Definitions.   As used in this Restated Certificate, the following terms shall have the following meanings:
1.1
“Chief Executive Officer” means the Chief Executive Officer of the Corporation.

1.2
“Director” means a director of the Corporation.

1.3
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor act thereto.

1.4
“GCL” means the General Corporation Law of the State of Delaware, as amended from time to time.

1.5
“Person” means any individual, corporation, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a governmental entity or any department, agency or political subdivision thereof.

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1.6
“Restated Bylaws” means the Amended and Restated Bylaws of the Corporation, as amended from time to time.

1.7
“Stockholders” means the stockholders of the Corporation.

Section 2   Directors.
2.1
General Powers.   Except as otherwise provided in this Restated Certificate, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and regulations, not inconsistent with this Restated Certificate, the Restated Bylaws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation. In addition to the powers conferred expressly by this Restated Certificate and the Restated Bylaws, the Board of Directors may exercise all powers and perform all acts that are not required, by this Restated Certificate, the Restated Bylaws or applicable law, to be exercised or performed by the Stockholders.

2.2
Number.   Except as otherwise provided for or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock to elect Directors and take certain actions with respect to such elected Directors, the number of Directors shall be fixed from time to time exclusively pursuant to a resolution of the Board of Directors (but shall not be fewer than five).

2.3
Term of Office.   Except as otherwise provided in this Restated Certificate, each Director shall hold office until the next annual meeting of Stockholders and until his or her successor is elected and qualified, subject to such Director’s earlier death, resignation or removal.

2.4
Resignation of Directors.   Any Director may resign at any time upon written notice to the Corporation.

2.5
Voting by Directors.   Subject to any greater or additional vote of the Board or of any class of Directors required by law, by this Restated Certificate or the Restated Bylaws, an act of the Board shall require the affirmative vote of at least a majority of the votes entitled to be cast by the Directors present at a meeting of the Board at which a quorum is present. Each Director shall have one vote.

Section 3   Special Voting Provisions.
3.1
Election of Directors.   Notwithstanding any other provision of this Restated Certificate, and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more Directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of this Restated Certificate or the resolution or resolutions of the Board of Directors establishing such series of Preferred Stock. During any period when the holders of any series of Preferred Stock (other than the Class Pilot MEC Preferred Stock and the Class IAM Preferred Stock) have the right to elect additional Directors as provided for or fixed by or pursuant to the provisions of Article Fourth hereof, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of Directors of the Corporation shall automatically be increased by such specified number of Directors, and the holders of such Preferred Stock shall be entitled to elect the additional Directors so provided for or fixed by or pursuant to said provisions, and (ii) each such additional Director shall serve until such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board of Directors in the resolution

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or resolutions establishing a series of Preferred Stock, whenever the holders of any series of Preferred Stock having a right to elect additional Directors are divested of such right pursuant to the provisions of such series of Preferred Stock, the terms of office of all such additional Directors elected by the holders of such series of Preferred Stock, or selected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional Directors, shall forthwith terminate and the total authorized number of Directors of the Corporation shall be reduced accordingly.
3.2
Amendment to the Restated Bylaws.   The Board of Directors is expressly authorized to make, alter, amend or repeal the Restated Bylaws, and to adopt new bylaws; provided, however, that (i) prior to the Chairman Succession Date (as defined in the Restated Bylaws), the Board of Directors shall not be permitted to alter, amend or repeal Section 5.5(c), Section 5.14, the last sentence of Section 5.6 or the proviso to Section 8.1 and (ii) no bylaws hereafter adopted shall invalidate any prior act of the Board of Directors that would have been valid if such bylaws had not been adopted.

ARTICLE SIXTH.
(a)
A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit.

(b)
Each person who was or is made a party or is threatened to be made a party or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director, officer or employee shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the GCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith. Such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (c) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. Notwithstanding anything to the contrary herein, the Corporation shall not be obligated to indemnify a director or officer for costs and expenses relating to proceedings (or any part thereof) instituted against the Corporation by such director or officer (other than proceedings pursuant to which such director or officer is seeking to enforce such director’s or officer’s indemnification rights hereunder). The right to indemnification conferred in this Article Sixth with respect to directors and officers shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the GCL requires,

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the payment of such expense incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article Sixth or otherwise. The Corporation may provide indemnification to employees (other than officers) and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers to the extent (i) permitted by the laws of the State of Delaware as from time to time in effect, and (ii) authorized in the sole discretion any of the Chief Executive Officer, the President, the Chief Financial Officer or the General Counsel of the Corporation; provided, however, that any such indemnification shall not constitute a contract right for any such employee or agent.
(c)
If a claim under paragraph (b) of this Article Sixth is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the GCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(d)
The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article Sixth shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Restated Certificate, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

(e)
The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the GCL.

ARTICLE SEVENTH.
Except as expressly provided in this Restated Certificate, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by the laws of Delaware and this Restated Certificate, and all rights and powers conferred herein upon stockholders and directors are granted subject to this reservation.
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IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on this ~~27th~~[  ] day of ~~June, 2019~~[  ], 2021.
UNITED ~~CONTINENTAL~~AIRLINES HOLDINGS, INC.
By:

Name:
Title:
2021 Proxy Statement	C-23

Exhibit A
Form of Stock Legend
The transfer of the shares of [•] Common Stock represented by this Certificate is subject to restrictions pursuant to Article Fourth, Part V, Sections 5, 6 and 7 of the Restated Certificate of Incorporation of [•]. [•] will furnish a copy of its Restated Certificate of Incorporation to the holder of record of this Certificate without charge upon written request addressed to [•] at its principal place of business.
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Appendix D
TAX BENEFITS
PRESERVATION PLAN
TAX BENEFITS PRESERVATION PLAN
United Airlines Holdings, Inc.
and
Computershare Trust Company, N.A.,
as Rights Agent
Dated as of December 4, 2020
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D-i	2021 Proxy Statement

TAX BENEFITS PRESERVATION PLAN
This TAX BENEFITS PRESERVATION PLAN, dated as of December 4, 2020 (this “Agreement”), is by and between United Airlines Holdings, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).
W I T N E S S E T H:
WHEREAS, the Company has generated net operating losses for United States federal income tax purposes (“NOLs”) and certain other Tax Attributes (as defined below) that may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below) and thereby preserve the ability to utilize fully such NOLs and other Tax Attributes and, in furtherance of such objective, the Company desires to enter into this Agreement; and
WHEREAS, on December 4, 2020, 2020 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right (as defined below) for each share of Common Stock (as defined below), outstanding at the Close of Business (as defined below) on December 14, 2020 (the “Record Date”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to Section 11) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Time and the Expiration Time (as such terms are defined below) or, in certain circumstances provided in Section 22, after the Distribution Time.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.   Certain Definitions.   For purposes of this Agreement, the following terms have the meanings indicated:
“Acquiring Person” shall mean any Person which, together with all of its Related Persons, is the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding, but shall exclude (x) Exempt Persons and (y) Grandfathered Persons. Notwithstanding anything in this Agreement to the contrary, no Person shall become an “Acquiring Person:”
(i)   as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all of its Related Persons, to the Specified Percentage or more of the shares of Common Stock then outstanding; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding by reason of share acquisitions by the Company and, after such share acquisitions by the Company, becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own the Specified Percentage or more of the shares of Common Stock then outstanding;
(ii)   if (A) the Board determines in good faith that such Person has become an “Acquiring Person” inadvertently (including because (1) such Person was unaware that it Beneficially Owned a percentage of the then outstanding shares of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (2) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this
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Agreement); and (B) such Person divests as promptly as practicable (as determined by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person”;
(iii)   solely as a result of any unilateral grant of any security by the Company or through the exercise or vesting of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers or employees; provided, however, that if a Person, together with all of its Related Persons, becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding by reason of a unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, then such Person shall nevertheless be deemed to be an “Acquiring Person” if, subject to clause (ii) above, such Person, together with all of its Related Persons, thereafter becomes the Beneficial Owner of any additional shares of Common Stock (unless upon becoming the Beneficial Owner of additional shares of Common Stock, such Person, together with all of its Related Persons, does not Beneficially Own the Specified Percentage or more of the Common Stock then outstanding), except as a result of (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock or a split or subdivision of the outstanding Common Stock or (B) the unilateral grant of a security by the Company, or through the exercise of any options, warrants, rights or similar interest (including restricted stock) granted by the Company to its directors, officers or employees;
(iv)   by means of share purchases or issuances (including debt to equity exchanges), directly from the Company or indirectly through an underwritten offering of the Company, in a transaction approved by the Board; provided, however, that a Person shall be deemed to be an “Acquiring Person” if such Person (A) is or becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding following such transaction and (B) following such transaction, becomes the Beneficial Owner of any additional shares of Common Stock without the prior written consent of the Company and then Beneficially Owns the Specified Percentage or more of the shares of Common Stock then outstanding; or
(v)   if such Person is a bona fide swaps dealer who has become an “Acquiring Person” as a result of its actions in the ordinary course of its business that the Board determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company.
Notwithstanding the foregoing definition of “Acquiring Person,” no Person who is an “investment advisor” to mutual funds or a trustee of trusts qualified under Section 401(a) of the Code sponsored by unrelated corporations shall be deemed to be an Acquiring Person if, immediately after any increase in beneficial ownership of Common Stock by such Person, (A) no single mutual fund or trust advised by such investment advisor or such trustee, respectively, actually owns or beneficially owns, pursuant to clause (i) of the definition of “Beneficial Owner,” the Specified Percentage or more of the shares of Common Stock then outstanding and (B) such investment advisor or trustee beneficially owns (other than with respect to such mutual funds or such trusts, as applicable) less than the Specified Percentage of the shares of Common Stock then outstanding, unless the Board determines, in its reasonable discretion, that such investment advisor or trustee is deemed to Beneficially Own the Specified Percentage or more of the shares of Common Stock then outstanding under the applicable standards of Treasury Regulation 1.382-3. In determining whether any such investment advisor or trustee is an Acquiring Person, the filing of a statement under Section 13 of the Exchange Act with respect to such investment advisor or trustee shall not be deemed to establish that such investment advisor or trustee has acquired Beneficial Ownership of the Specified Percentage or more of the shares of Common Stock then outstanding; provided, that the Board shall be entitled to rely upon any such filing unless such investment advisor or trustee provides information and diligence that permits the Board to conclude, in its reasonable discretion,
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that such investment advisor or trustee has not acquired Beneficial Ownership of the Specified Percentage or more of the shares of Common Stock then outstanding pursuant to the standards of Treasury Regulation 1.382-3.
Also, notwithstanding the foregoing definition of “Acquiring Person,” the Board may determine that any Person is an “Acquiring Person” under this Agreement if such Person becomes the Beneficial Owner of the Specified Percentage of the shares of Common Stock then outstanding.
“Act” shall mean the Securities Act of 1933, as amended.
“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).
“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations as in effect on the date of this Agreement and, to the extent not included within the foregoing clause, shall also include, with respect to any Person, any other Person (other than an Exempt Person or a Grandfathered Person) whose shares of Common Stock would be deemed constructively owned by such first Person, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 and the Treasury Regulations; provided, however, that a Person will not be deemed to be an Affiliate of another Person solely because either or both Persons are or were directors or officers of the Company.
“Agreement” shall have the meaning set forth in the preamble to this Agreement.
“Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the Exchange Act Regulations as in effect on the date of this Agreement and, to the extent not included within the foregoing clause, shall also include, with respect to any Person, any other Person (other than an Exempt Person or a Grandfathered Person) whose shares of Common Stock would be deemed constructively owned by such first Person, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 and the Treasury Regulations; provided, however, that a Person will not be deemed to be an Associate of another Person solely because either or both Persons are or were directors or officers of the Company.
A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of any securities (that are as such, “Beneficially Owned”):
(i)   that such Person would be deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 or the Treasury Regulations), including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 and the Treasury Regulations);
(ii)   that such Person or any of such Person’s Related Persons beneficially owns, directly or indirectly, as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement;
(iii)   that such Person or any of such Person’s Related Persons, directly or indirectly, has the right or obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time or the satisfaction of other conditions) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person’s Related Persons until such tendered securities are accepted for purchase or
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exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any such Person’s Related Persons prior to the Distribution Time or pursuant to Section 22 (the “Original Rights”) or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights or (D) securities which such Person or any of such Person’s Related Persons may acquire, does or do acquire or may be deemed to have the right to acquire, pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Related Persons), if such agreement has been approved by the Board prior to such Person’s becoming an Acquiring Person;
(iv)   that are Beneficially Owned, directly or indirectly, by any other Person (or any Related Person of such Person) with which such Person (or any of such Person’s Related Persons) has any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security if such agreement, arrangement or understanding (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act Regulations and (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or
(v)   that are Beneficially Owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Related Persons) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Related Persons is a Receiving Party; provided, however, that the number of shares of Common Stock that a Person is deemed to Beneficially Own pursuant to this clause (v) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities Beneficially Owned by each Counterparty (including its Related Persons) under a Derivatives Contract shall, for purposes of this clause (v) include all securities that are Beneficially Owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Related Persons) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Related Persons) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate;
provided, however, that (x) nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition; (y) no officer or director of the Company shall be deemed to Beneficially Own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity; and (z) notwithstanding the foregoing provisions of this definition of “Beneficial Ownership,” for purposes of determining “Beneficial Ownership” and whether any Person “Beneficially Owns” or has “Beneficial Ownership” under this Agreement, all Warrants and all Warrant Shares shall be disregarded, it being understood that, (i) to the extent that any Warrant Shares are outstanding at a particular time, such Warrant Shares shall be taken into account for purposes of determining the number of shares of Common Stock outstanding at such time and (ii) except with respect to any Warrant Shares held by the United States Department of the Treasury from the time such shares were issued by the Company, the burden of demonstrating that any shares of Common Stock are Warrant Shares shall be on any Person desiring to rely on this clause (z). The Board shall have sole discretion to determine whether such burden has been satisfied.
With respect to any Person, for all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which such Person is the Beneficial Owner, shall include the number of shares of Common Stock not outstanding at the time of such calculation that such Person is otherwise
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deemed to Beneficially Own for purposes of this Agreement; provided, however, that the number of shares of Common Stock not outstanding that such Person is otherwise deemed to Beneficially Own for purposes of this Agreement shall not be included for the purpose of computing the percentage of the outstanding shares of Common Stock Beneficially Owned by any other Person (unless such other Person is also deemed to Beneficially Own, for purposes of this Agreement, such shares of Common Stock not outstanding).
“Board” shall have the meaning set forth in the recitals to this Agreement.
“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
“Charter” shall mean the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time.
“Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, “Close of Business” shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
“Closing Price” in respect of any security for any day shall mean the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or the NYSE or, if such shares of common stock (or other security) are not listed or admitted to trading on the Nasdaq or the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of common stock (or other security) are listed or admitted to trading or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the- counter market, as reported by the OTC Bulletin Board service or such other quotation system then in use, or, if on any such date such shares of common stock (or other security) are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board. If on any such date no such market maker is making a market in such common stock (or other security), the fair value of such common stock (or other security) on such date as determined in good faith by the Board shall be used.
“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.
“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company and any other interest that the Board determines would be treated as “stock” of the Company for purposes of Section 382 of the Code (including Treasury Regulation Section 1.382-2T(f)(18)) in this Agreement in which such meaning is necessary in order to ensure that this Agreement is effective in preserving the Company’s Tax Attributes.
“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii).
“Company” shall have the meaning set forth in the preamble to this Agreement.
“Counterparty” shall have the meaning set forth in the definition of “Derivatives Contract.”
“Current Market Price” shall have the meaning set forth in Section 11(d).
“Current Value” shall have the meaning set forth in Section 11(a)(iii).
“Derivatives Contract” shall mean a contract, including all related documentation, between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the
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Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of shares of Common Stock specified or referenced in such contract (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares of Common Stock or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed “Derivatives Contracts.”
“Distribution Time” shall mean the earlier of (i) the Close of Business on the tenth (10th) day after the Stock Acquisition Date (or, if the tenth (10th) day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth (10th) Business Day (or, if such tenth (10th) Business Day occurs before the Record Date, the Close of Business on the Record Date), or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person, after the date that a tender or exchange offer by any Person (other than any Exempt Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the Exchange Act Regulations, if upon consummation thereof, such Person would become an Acquiring Person.
“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b).
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Exchange Act Regulations” shall mean the general rules and regulations promulgated under the Exchange Act.
“Exchange Ratio” shall have the meaning set forth in Section 24(a).
“Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, (ii) any officer, director or employee of the Company or of any Subsidiary of the Company solely in respect of such Person’s status or authority as such (including any fiduciary capacity), (iii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iv) any other Person (together with all of its Related Persons) whose Beneficial Ownership of the Specified Percentage or more of the then-outstanding shares of Common Stock will not jeopardize or endanger the availability to the Company of any Tax Attribute, as determined by the Board in its sole discretion prior to the time any Person becomes an Acquiring Person, provided, however, that such Person will cease to be an Exempt Person if the Board subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination or (v) any other Person who is determined by the Board to be deemed an “Exempt Person” in accordance with Section 32.
“Exemption Request” shall have the meaning set forth in Section 32.
“Exercise Price” shall have the meaning set forth in Section 4(a).
“Expiration Time” shall have the meaning set forth in Section 7(a).
“Final Expiration Time” shall have the meaning set forth in Section 7(a).
“Flip-in Event” shall have the meaning set forth in Section 11(a)(ii).
“Flip-in Trigger Date” shall have the meaning set forth in Section 11(a)(iii).
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“Flip-over Event” shall have the meaning set forth in Section 13(a).
“Flip-over Party” shall have the meaning set forth in Section 13(b).
“Flip-over Stock” shall mean the capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or other Persons similarly responsible for the direction of the business and affairs) of the Flip-over Party.
“Grandfathered Person” shall mean (x) any Person who or which, together with all of such Person’s Related Persons, is, as of immediately prior to the first public announcement of the adoption of this Agreement, the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding and (y) any Person who or which becomes the Beneficial Owner of the Specified Percentage or more of the shares of Common Stock then outstanding as the result of the acquisition of Beneficial Ownership of shares of Common Stock from an individual described in the preceding clause (x) if such acquisition occurs upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes. A Person ceases to be a “Grandfathered Person” if and when (i) such Person becomes the Beneficial Owner of less than the Specified Percentage of the shares of Common Stock then outstanding; or (ii) such Person increases such Person’s Beneficial Ownership of shares of Common Stock to an amount equal to or greater than the greater of (A) the Specified Percentage of the shares of Common Stock then outstanding and (B) the sum of (1) the lowest Beneficial Ownership of such Person as a percentage of the shares of Common Stock outstanding as of any time from and after the first public announcement of the adoption of this Agreement (other than as a result of an acquisition of shares of Common Stock by the Company) plus (2) one share of Common Stock. The foregoing definition shall grandfather the security or instrument underlying such Beneficial Ownership only in the type and form as of the date of this Agreement and shall not grandfather any subsequent change, modification, swap or exchange of such security or instrument into a different type or form of security or instrument underlying such Beneficial Ownership (unless such change, modification, swap or exchange is contemplated explicitly by the terms of such security or instrument (e.g., as would be the case for options to purchase shares of Common Stock, in which case the shares of Common Stock purchased upon the exercise of such options would be grandfathered)). For the avoidance of doubt, cash-settled swap or exchange contracts for differences in the price of shares of Common Stock or other equity securities of the Company shall not be grandfathered under this Agreement.
“Nasdaq” shall mean the Nasdaq Stock Market.
“NOLs” shall have the meaning set forth in the recitals to this Agreement.
“Notional Common Shares” shall have the meaning set forth in the definition of “Derivatives Contract.”
“NYSE” shall mean the New York Stock Exchange.
“Person” shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, limited liability partnership or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a “Public Group” (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).
“Preferred Stock” shall mean the Series A Junior Participating Serial Preferred Stock, without par value, of the Company having the designations, preferences and rights set forth in the form of certificate of designation attached to this Agreement as Exhibit A, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Serial Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, without par value, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Serial Preferred Stock.
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“Receiving Party” shall have the meaning set forth in the definition of “Derivatives Contract.”
“Record Date” shall have the meaning set forth in the recitals to this Agreement.
“Redemption Period” shall have the meaning set forth in Section 23(a).
“Redemption Price” shall have the meaning set forth in Section 23(a).
“Related Person” shall mean, as to any Person, any Affiliate or Associate of such Person.
“Requesting Person” shall have the meaning set forth in Section 32.
“Right” shall mean a right initially representing the right to purchase one one-thousandth of one share of Series A Junior Participating Serial Preferred Stock of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions set forth in this Agreement.
“Rights Agent” shall have the meaning set forth in the preamble to this Agreement.
“Rights Certificates” shall have the meaning set forth in Section 3(b).
“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.
“Section 382” shall mean Section 382 of the Code or any successor or replacement provision.
“Signature Guarantee” shall have the meaning set forth in Section 6(a).
“Specified Percentage” means four and nine-tenths percent (4.9%).
“Spread” shall have the meaning set forth in Section 11(a)(iii).
“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such other date, as determined by the Board, on which a Person has become an Acquiring Person.
“Stockholder Approval” shall mean the approval or ratification by the stockholders of the Company of this Agreement (or such agreement as then in effect or as contemplated to be in effect following such Stockholder Approval).
“Subsidiary” shall mean, with reference to any Person, any other Person of which (i) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first- mentioned Person or (ii) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors (or other Persons similarly responsible for the direction of the business and affairs of such other Person) of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first-mentioned Person.
“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).
“Summary of Rights” shall have the meaning set forth in Section 3(c).
“Tax Attributes” shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized
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built-in loss” within the meaning of Section 382 and any other attribute the benefit of which is subject to possible limitation under Section 382.
“Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day.
“Treasury Regulations” shall mean final, temporary and proposed tax regulations promulgated under the Code, including any amendments thereto.
“Triggering Event” shall mean a Flip-in Event or a Flip-over Event.
“Trust” shall have the meaning set forth in Section 24(a).
“Trust Agreement” shall have the meaning set forth in Section 24(a).
“Warrant Agreements” shall mean (i) that certain Warrant Agreement, dated as of April 20, 2020, between the Company and the United States Department of the Treasury and (ii) that certain Warrant Agreement, dated as of September 28, 2020, between the Company and the United States Department of the Treasury, as each such agreement may be amended from time to time in accordance with its terms.
“Warrant Shares” shall mean the “Warrant Shares” as defined in the Warrant Agreements.
“Warrants” shall mean the “Warrants” as defined in the Warrant Agreements.
Section 2.   Appointment of Rights Agent.   The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten (10) days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company reasonably determines, provided that such duties are consistent with the terms and conditions of this Agreement and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co- Rights Agents.
Section 3.   Issuance of Rights Certificates.
(a)   Until the earlier of the Distribution Time and the Expiration Time, (i) with respect to shares of Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, the Rights shall be evidenced by the certificates for shares of Common Stock registered in the names of the holders of shares of Common Stock (or, in the case of uncertificated shares of Common Stock, by the book-entry account that evidences record ownership of such shares) (which certificates or book entries for Common Stock shall be deemed also to be certificates or book entries for Rights), and not by separate certificates (or book entries), (ii) the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, the effectuation of a book-entry transfer of such shares of Common Stock) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock and (iii) the Rights shall be transferable only in connection with the transfer of the underlying shares of Common Stock. As of and after the Distribution Time, the Rights shall be evidenced solely by such Rights Certificates, and the Rights Certificates and the Rights shall be transferable separately from the Common Stock.
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(b)   The Company shall promptly notify the Rights Agent of a Distribution Time and request its transfer agent (if its transfer agent is not the Rights Agent) to give the Rights Agent a stockholder list together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Time and receives such information, the Rights Agent shall send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Time, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Flip-in Event has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), to minimize the possibility that Rights Certificates are received by Persons whose Rights would be null and void under Section 7(e) and provide reasonably prompt written notice thereof to the Rights Agent. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.
(c)   The Company shall make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Time.
(d)   Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Time or the Expiration Time or, in certain circumstances provided in Section 22, after the Distribution Time. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights and shall bear a legend substantially in the following form:
This certificate also evidences and entitles the holder hereof to certain rights (the “Rights”) as set forth in the Tax Benefits Preservation Plan, dated as of December 4, 2020 (as the same may be amended from time to time, the “Tax Benefits Preservation Plan”), by and between United Airlines Holdings, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (and any successor thereto), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, the Rights shall be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor.
Under certain circumstances set forth in the Tax Benefits Preservation Plan, any Rights that are Beneficially Owned by any Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan) or certain transferees of an Acquiring Person or of any such Related Person, whether currently held by or on behalf of such Person or by any subsequent holder, will become null and void and will no longer be transferable.
With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares to the extent required by applicable law. With respect to certificated shares of Common Stock containing the foregoing legend, or any notice of the foregoing legend delivered to record holders of book-entry shares, until the earlier of (i) the Distribution Time or (ii) the Expiration Time, the Rights associated with such shares of Common Stock represented by certificates or registered in book-entry form shall be evidenced by such certificates alone, or such registration in book-entry form alone, and registered holders of such shares of Common Stock shall also be the registered
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holders of the associated Rights, and the transfer of any of such shares of Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates or book entries. In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Time, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding. The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.
(e)   Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in lieu of Rights evidenced by Rights Certificates, to the extent permitted by applicable law.
Section 4.   Form of Rights Certificates.
(a)   The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof), when and if issued, shall each be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. Subject to Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate evidencing such shares (or, with respect to uncertificated shares of Common Stock, the date of the issuance of such shares of Common Stock indicated in the books of the registrar and transfer agent), and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Exercise Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Exercise Price thereof shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a).
(b)   Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights Beneficially Owned by any Person known to be (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom such Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect of avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:
The Rights represented by this Rights Certificate are or were Beneficially Owned by an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined in the Tax Benefits Preservation Plan, dated as of December 4, 2020 (as the same may be amended from time to time, the “Tax Benefits Preservation Plan”), by and between United Airlines Holdings, Inc. and Computershare Trust Company, N.A. (and any successor thereto), or a certain
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transferee of an Acquiring Person or of any such Related Person. Accordingly, this Rights Certificate and the Rights represented hereby will become null and void in the circumstances specified in Section 7(e) of such Tax Benefits Preservation Plan.
The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e). The Company shall instruct the Rights Agent in writing of the Rights that should be so legended. The Company shall give written notice to the Rights Agent as soon as practicable after it becomes aware of the existence and identity of any Acquiring Person or any Related Person thereof.
Section 5.   Countersignature and Registration.
(a)   The Rights Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer, Chief Administrative Officer or General Counsel, or any other authorized officer of the Company, either manually or by facsimile or other electronic signature. The Rights Certificates shall be countersigned manually or by facsimile or other electronic signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
(b)   Following the Distribution Time, the Rights Agent shall keep or cause to be kept, at its office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.
Section 6.   Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)   Subject to Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Time, and at or prior to the Close of Business on the Expiration Time, any Rights Certificate (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e), that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate, entitling the registered holder to purchase a like number of one one- thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent and shall surrender the Rights Certificate to be transferred, split up, combined or exchanged at the offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee (a “Signature Guarantee”) by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program,” and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the
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certificate contained in the form of assignment on the reverse side of such Rights Certificate accompanied by a Signature Guarantee and such other documentation as the Rights Agent reasonably requests and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company reasonably requests. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. If and to the extent the Company does require payment of any such taxes or charges, the Company shall give the Rights Agent prompt written notice thereof and the Rights Agent shall not deliver any Rights Certificate unless and until it is satisfied that all such payments have been made, and the Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company specifies by written notice. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under this Agreement that requires the payment by such Rights holder of any tax or governmental charge unless and until the Rights Agent is satisfied that all such taxes and charges have been paid.
(b)   Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them and holding them harmless, absent notice to the Rights Agent that such Rights Certificates have been acquired by a bona fide purchaser, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company shall prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
Section 7.   Exercise of Rights; Exercise Price; Expiration Time of Rights.
(a)   Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 7(c), Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Time upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request together with payment of the aggregate Exercise Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on December 4, 2023 (the “Final Expiration Time”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24, (iv) the Close of Business on the first Business Day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such meeting Stockholder Approval has not been obtained, (v) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13(f), at which time, the Rights are terminated and (vi) the time at which the Board determines that the Tax Attributes are utilized in all material respects or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Attributes, or materially impair the amount of the Tax Attributes that could be used by the Company in any particular time period, for applicable tax purposes (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Time”).
(b)   The Exercise Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $250.00, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) and shall be payable in accordance with Section 7(c).
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(c)   Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Exercise Price per one one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(m), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Preferred Stock) to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company has elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other property. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
(d)   In case the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to Section 14.
(e)   Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Flip-in Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Related Person of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any such Related Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Related Person thereof) to holders of equity interests in such Acquiring Person (or any Related Person thereof) or to any Person with whom such Acquiring Person (or any Related Person thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent in writing when this Section 7(e) applies and shall use commercially reasonable efforts to ensure that the provisions
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of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or other Person (without limiting the rights of the Rights Agent under Section 18) as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Related Persons or transferees hereunder.
(f)   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder has (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Related Persons thereof as the Company or the Rights Agent reasonably requests.
Section 8.   Cancellation and Destruction of Rights Certificates.   All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof, executed by the Rights Agent, to the Company.
Section 9.   Reservation and Availability of Capital Stock.
(a)   The Company shall cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities, or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, if any) that, as provided in this Agreement, including Section 11(a)(iii), shall be sufficient to permit the exercise in full of all outstanding Rights.
(b)   So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities, if any) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use commercially reasonable efforts to cause, from and after such time as the Rights become exercisable, all shares (and other securities, if any) reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.
(c)   If the Company is required to file a registration statement pursuant to the Act with respect to the securities purchasable upon exercise of the Rights, the Company shall use commercially reasonable efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Flip-in Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), or as soon as is required by applicable law following the Distribution Time, as the case may be, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Time. The Company shall also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states
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in connection with the exercisability of the Rights. The Company may temporarily suspend (with prompt written notice to the Rights Agent), for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement (with prompt written notice thereof to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Time, and a Flip-in Event has not occurred, the Company may temporarily suspend (with prompt written notice thereof to the Rights Agent) the exercisability of Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.
(d)   The Company shall take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities, if any) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares and/or other securities (subject to payment of the Exercise Price), be duly and validly authorized and issued and fully paid and non- assessable.
(e)   The Company shall be responsible for the payment of any and all transfer taxes and governmental charges that may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one- thousandths of a share of Preferred Stock (or Common Stock and/or other securities) in a name other than that of the registered holder upon the exercise of any Rights until such tax has been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.
Section 10.   Preferred Stock Record Date.   Each Person in whose name any certificate for shares of Preferred Stock (or Common Stock and/or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or Common Stock and/or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open; provided, further, that if delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) is delayed pursuant to Section 9(c), such Persons shall be deemed to have become the record holders of such number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities) only when such shares of Preferred Stock (or Common Stock and/or other securities) first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
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Section 11.   Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights.   The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)   (i) In the event the Company at any time after the date of this Agreement (A) declares a dividend on any outstanding shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivides any outstanding shares of Preferred Stock, (C) combines any outstanding shares of Preferred Stock into a smaller number of shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a) and Section 7(e), the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the applicable transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).
(ii)   Subject to Section 24, in the event any Person (other than any Exempt Person) becomes an Acquiring Person (such event, a “Flip-in Event”), unless the event causing such Person to become an Acquiring Person is a Flip-over Event, then proper provision shall be made so that promptly following the Redemption Period, each holder of a Right (except as provided below and in Section 7(e)) thereafter has the right to receive, upon exercise thereof at a price equal to the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock as shall be equal to the result obtained by (A) multiplying the then-current Exercise Price by the number of one one- thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event and (B) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).
(iii)   In the event that the number of shares of Common Stock authorized by the Charter, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), the Board shall, to the extent permitted by applicable law and by any agreements or instruments then in effect to which the Company is a party, (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Exercise Price (such excess being the “Spread”) and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for some or all of the Adjustment Shares, upon the exercise of a Right and payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) shares or fractions of a share of preferred stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board has determined to have substantially the same value or economic rights as shares of Common Stock) (such shares of equity securities being herein called “Common Stock Equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value
2021 Proxy Statement	D-17

equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Flip-in Event and (y) the date on which the Redemption Period expires (the later of (x) and (y) being referred to herein as the “Flip- in Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of a Flip-in Event, the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30)-day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Flip-in Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30)-day period, as it may be extended, the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first sentence or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of Common Stock on the Flip-in Trigger Date, and the value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date. The Board may establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).
(b)   In case the Company fixes a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock and/or Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock and/or Equivalent Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described
D-18	2021 Proxy Statement

in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock and Equivalent Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.
(c)   In case the Company fixes a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.
(d)   (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily Closing Prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights) or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex- dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “Current Market Price” shall be properly adjusted, as determined in good faith by the Board, to take into account any trading during the period prior to such ex-dividend date or record date. If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(ii) For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 11(d)(i) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in Section 11(d)(i), the “Current Market Price” per share of Preferred Stock shall be conclusively
2021 Proxy Statement	D-19

deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.
(e)   Notwithstanding anything in this Agreement to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Time.
(f)   If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right thereafter exercised becomes entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Section 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.
(g)   All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a share of Preferred Stock (or other securities, other assets or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)   Unless the Company has exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one- thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i)   multiplying (A) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.
(i)   The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one- thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Exercise Price in effect
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immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(j)   Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.
(k)   Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, upon advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Preferred Stock at such adjusted Exercise Price.
(l)   In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one- thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment (and shall provide the Rights Agent prompt written notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(m)   Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled (but not obligated) to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of Preferred Stock shall not be taxable to such stockholders.
(n)   The Company shall not, at any time after the Distribution Time, (i) consolidate with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction
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that complies with Section 11(o)), (ii) merge with or into any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)) or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating to fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (A) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (B) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Flip-over Party” for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Related Persons; provided, however, that this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets of earning power to, any other Subsidiary of the Company.
(o)   After the Distribution Time and as long as any Rights are outstanding (other than Rights that have become null and void pursuant to Section 7(e)), the Company shall not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(p)   Notwithstanding anything in this Agreement to the contrary, in the event that the Company at any time after the Rights Dividend Declaration Date and prior to the Distribution Time (i) declares a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivides any outstanding shares of Common Stock, (iii) combines any of the outstanding shares of Common Stock into a smaller number of shares or (iv) issues any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving entity), then the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Time, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event equals the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).
Section 12.   Certificate of Adjusted Exercise Price or Number of Shares.   Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief, reasonably detailed statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Time has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing sentence, the failure of the Company to make such certification, give such notice or mail such summary shall not affect the validity of or the force or effect of the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or Section 13 shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, such adjustment unless and until it shall have received such certificate.
D-22	2021 Proxy Statement

Section 13.   Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.
(a)   In the event that, following the Stock Acquisition Date, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)), and the Company is not the continuing or surviving entity of such consolidation or merger, (ii) any Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o)) shall engage in a share exchange with or shall consolidate with, or merge with or into, the Company, and the Company is the continuing or surviving entity of such consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock is converted into or exchanged for stock or other securities of any other Person or cash or any other property or (iii) the Company sells or otherwise transfers (or one or more of its direct or indirect, wholly- owned Subsidiaries sells or otherwise transfers) in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions each of which complies with Section 11(o)) (any event described in clause (i), (ii) or (iii) of this Section 13(a) following the Stock Acquisition Date, a “Flip-over Event”), then, and in each such case, proper provision shall be made so that: (A) each holder of a Right, except as provided in Section 7(e), shall have the right to receive upon the exercise thereof at the then-current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Flip-over Stock, not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Exercise Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Flip-over Event (or, if a Flip-in Event has occurred prior to the first occurrence of a Flip-over Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Flip-in Event by the Exercise Price in effect immediately prior to such first occurrence) and (2) dividing that product (which, following the first occurrence of a Flip-over Event, shall be referred to as the “Exercise Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)(i)) per share of the Flip-over Stock on the date of consummation of such Flip-over Event; (B) such Flip-over Party shall thereafter be liable for, and shall assume, by virtue of such Flip-over Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such Flip-over Party, it being specifically intended that the provisions of Section 11 shall apply only to such Flip-over Party following the first occurrence of a Flip-over Event; (D) such Flip-over Party shall take such steps (including the reservation of a sufficient number of shares of Flip-over Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Flip-over Event.
(b)   “Flip-over Party” shall mean:
(i)   in the case of any transaction described in Section 13(a)(i) or (ii), (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities into which shares of Common Stock are converted or exchanged in such share exchange, consolidation or merger, or, if there is more than one such issuer, the issuer whose common stock (or similar equity interest) has the highest aggregate market value; and (B) if no securities are so issued, (1) the Person that is the other party to such merger, if such Person survives the merger, or, if there is more than one such Person, the Person whose common stock
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(or similar equity interest) has the highest aggregate market value, (2) if the Person that is the other party to such share exchange, consolidation or merger does not survive the merger, the Person that does survive the merger (including the Company, if it survives) or (3) the Person resulting from the consolidation; and
(ii)   in the case of any transaction described in Section 13(a)(iii), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions or if the Person receiving the greatest portion of the assets, cash flow or earning power cannot be determined, whichever such Person the common stock (or similar equity interest) of which has the highest aggregate market value;
provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13(b), (x) if the common stock (or similar equity interest) of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person, the common stock (or similar equity interest) of which is and has been so registered, “Flip- over Party” shall refer to such other Person; (y) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the common stock (or similar equity interest) of two or more of which are and have been so registered, “Flip-over Party” shall refer to whichever of such Persons is the issuer of the common stock (or similar equity interest) having the greatest aggregate market value; and (z) if the common stock (or similar equity interest) of such Person is not at such time and has not been so registered and such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in the foregoing clauses (x) and (y) will apply to each of the chains of ownership having an interest in such joint venture as if such Person were a Subsidiary of both or all of such joint ventures, and the Flip-over Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.
(c)   The Company shall not consummate any Flip-over Event unless the Flip-over Party has a sufficient number of authorized shares of Flip-over Stock (or similar equity interest) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Flip-over Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and Section 13(b) and further providing that, as soon as practicable after the date of any exchange, consolidation, merger, sale or transfer of assets mentioned in Section 13(a), the Flip-over Party, at its own expense, shall:
(i)   if required to file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights, (A) prepare and file such registration statement on an appropriate form and (B) use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Time;
(ii)   qualify or register the Rights and take such action as may be required to ensure that any such acquisition of such securities purchasable upon exercise of the Rights under blue sky laws of each jurisdiction, as may be necessary or appropriate;
(iii)   deliver to holders of the Rights historical financial statements for the Flip- over Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act;
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(iv)   use its best efforts to obtain any and all necessary regulatory approvals as may be required with respect to the securities purchasable upon exercise of the Rights;
(v)   use its best efforts, if the common stock of the Flip-over Party is listed or admitted to trading on the Nasdaq, the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the Nasdaq, the NYSE or on such securities exchange, or if the securities of the Flip-over Party that may be acquired upon exercise of the Rights are not listed or admitted to trading on the Nasdaq, the NYSE or on another national securities exchange, to cause the Rights and the securities purchasable upon exercise of the Rights to be authorized for quotation on any other system then in use; and
(vi)   obtain waivers of any rights of first refusal or preemptive rights in respect of the common stock of the Flip-over Party subject to purchase upon exercise of outstanding Rights.
(d)   In case the Flip-over Party has, at any relevant time (including the time of the Flip- over Event or immediately thereafter), a provision in any of its authorized securities or in its certificate or articles of incorporation, bylaws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Flip- over Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a Flip-over Event, shares of common stock (or similar equity interests) of such Flip-over Party at less than the then Current Market Price or securities exercisable for, or convertible into, common stock of such Flip-over Party at less than such then Current Market Price; (ii) providing for any special payment, tax or similar provision in connection with the issuance of common stock of such Flip-over Party pursuant to this Section 13 or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, a Flip-over Event, then in each such case, the Company may not consummate any such Flip-over Event unless prior thereto, the Company and such Flip-over Party have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Flip-over Party has been cancelled, waived or amended, or that the authorized securities have been redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of such Flip- over Event.
(e)   The Company covenants and agrees that it shall not, at any time after a Flip-in Event, enter into any transaction of the type described in Section 13(a)(i) through Section 13(a)(iii) if (i) at the time of or immediately after such transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights; (ii) prior to, simultaneously with or immediately after such transaction, the stockholders of the Person who constitutes, or would constitute, the Flip-over Party for purposes of Section 13(b) have received a distribution of Rights previously owned by such Person or any Related Person thereof or (iii) the form or nature of organization of the Flip-over Party would preclude or limit the exercisability of the Rights.
(f)   Notwithstanding anything herein to the contrary, in the event of any merger or acquisition transaction involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Related Persons), which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Agreement and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7(a).
(g)   The provisions of this Section 13 shall similarly apply to successive exchanges, consolidations, mergers, sales or other transfers. In the event that a Flip-over Event occurs at any time after the occurrence of a Flip-in Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).
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Section 14.   Fractional Rights and Fractional Shares.
(a)   The Company shall not be required to issue fractions of Rights, except prior to the Distribution Time as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.
(b)   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one- thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the Closing Price of a share of Preferred Stock for the Trading Day immediately prior to the date of such exercise.
(c)   Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock, Common Stock Equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock, Common Stock Equivalents or other securities. In lieu of fractional shares of Common Stock, Common Stock Equivalents or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock, Common Stock Equivalents or such other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock or other security (other than a Common Stock Equivalent) shall be the Closing Price of one share of Common Stock or such other security, as applicable, for the Trading Day immediately prior to the date of such exercise, and the current market value of a Common Stock Equivalent shall be deemed to equal the Closing Price of one share of Common Stock for the Trading Day immediately prior to the date of such exercise.
(d)   The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.
(e)   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent may rely upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional
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Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.
Section 15.   Rights of Action.   All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Time, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Time, any registered holder of shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Time, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations by the Company of its obligations under this Agreement.
Section 16.   Agreement of Rights Holders.   Every holder of a Right, by accepting such Right, consents and agrees with the Company and the Rights Agent and with every holder of a Right that:
(a)   prior to the Distribution Time, the Rights shall be transferable only in connection with the transfer of Common Stock;
(b)   after the Distribution Time, the Rights Certificates shall be transferable only on the registry books of the Rights Agent if surrendered at the offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request;
(c)   subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Time, any associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or any associated Common Stock certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and
(d)   notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company shall use commercially reasonable efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as promptly as practicable.
Section 17.   Rights Certificate Holder Not Deemed a Stockholder.   No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the
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rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.
Section 18.   Concerning the Rights Agent.
(a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable and documented expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, administration, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of legal counsel) paid, incurred or suffered by the Rights Agent, or to which the Rights Agent becomes subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Agreement.
(b)   The Rights Agent shall be fully authorized and may conclusively rely upon and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or Common Stock certificate or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be duly signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received notice of such event in writing.
(c)   To the extent the Company is not also a party to an action, proceeding, suit or claim against the Rights Agent concerning this Agreement or the performance by the Rights Agent of its duties hereunder, the Rights Agent shall notify the Company in accordance with Section 26 of the assertion of such action, proceeding, suit or claim against the Rights Agent, as promptly as reasonably practicable after the Rights Agent has actual notice of such assertion of an action, proceeding, suit or claim or has been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided that the failure to so provide such notice shall not affect the rights of the Rights Agent hereunder, except to the extent such failure actually prejudiced the Company. The Company shall be entitled to participate, at its own expense, in the defense of any such action, proceeding, suit or claim. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.
(d)   Section 18 and Section 20 shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and expiration of the Rights.
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Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, punitive, incidental, indirect or consequential loss or damage of any kind whatsoever, even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action; and the Company agrees to indemnify the Rights Agent and to hold it harmless against any loss, liability or expense incurred as a result of claims for special, punitive, incidental, indirect or consequential loss or damages of any kind whatsoever; provided, in each case, that such claims are not based on the gross negligence, bad faith or willful misconduct of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement shall be limited to the amount of fees (but not including any reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.
Section 19.   Merger or Consolidation or Change of Name of Rights Agent.
(a)   Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of the transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates has been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates has not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
(b)   In case at any time the name of the Rights Agent is changed, and at such time any of the Rights Certificates has been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates has not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
Section 20.   Duties of Rights Agent.
(a)   The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement, and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform such duties and obligations, by all of which the Company and the holders of Rights Certificates, or, prior to the Distribution Time, shares of Common Stock, by their acceptance thereof, shall be bound.
(b)   The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall have no liability for or in respect of any action taken or omitted by it in the absence of bad faith and in accordance with such advice or opinion.
(c)   Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the
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determination of the Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, President, Chief Financial Officer, Chief Administrative Officer or General Counsel of the Company, or any other authorized officer of the Company, and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such certificate as set forth in this Section 20(c).
(d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)   The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be liable or responsible for any adjustment or calculation required under Section 11, Section 13, Section 14 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment or calculation (except with respect to the exercise of Rights evidenced by Rights Certificates subject to the terms and conditions hereof after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non- assessable.
(f)   The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including obligations under applicable regulation or law.
(g)   The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.
(h)   The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(i)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, President, Chief Financial Officer, Chief Administrative Officer or General Counsel of the Company, or any other authorized officer of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such instructions shall provide full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for and it shall incur no liability for or in respect of any action taken, suffered or omitted to be taken in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights
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Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent with respect to its duties or obligations under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received from any such officer and shall not be liable for any action taken, suffered or omitted to be taken by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any such officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date, in the case of an omission), the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.
(j)   The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.
(k)   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, the holders of the Rights or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
(l)   No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if the Rights Agent believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(m)   If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been properly completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however, that the Rights Agent shall not be liable for any delays arising from the duties under this Section 20(m).
(n)   The Rights Agent shall have no responsibility to the Company, the holders of the Rights or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.
(o)   The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, determination, event or condition hereunder, including any fact, determination, event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such fact, determination, event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be delivered to the Rights Agent as specified in Section 26, and in the absence of such delivery to the Rights Agent of such notice, the Rights Agent may conclusively assume that no such fact, determination, event or condition exists.
(p)   The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (i) any guaranty of signature by an “eligible guarantor institution” that is a member or participant
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in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing or (ii) any law, act, regulation or any interpretation of the same.
(q)   In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent shall promptly notify the Company thereof, and the Rights Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company, the holder of any Right or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company that eliminate such ambiguity or uncertainty to the satisfaction of the Rights Agent.
Section 21.   Change of Rights Agent.   The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing to the Company and, if such resignation or discharge occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. In the event any transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon no less than thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Time, to the holders of the Rights Certificates by first-class mail. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or of any state of the United States (so long as such Person is authorized to do business as a banking institution in such state), in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and is subject to supervision or examination by federal or state authority and which, along with its Affiliates, has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent under this Agreement without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose; provided that the predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Time, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.   Issuance of New Rights Certificates.   Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Time and prior to the redemption or expiration of the Rights, the
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Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded prior to the Distribution Time, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23.   Redemption and Termination.
(a)   The Board may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth (10th) day following the Stock Acquisition Date (or if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth (10th) day following the Record Date) and (ii) the Final Expiration Time (such time being hereinafter referred to as the “Redemption Period”), cause the Company to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Flip-in Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.
(b)   Immediately upon the action of the Board ordering the redemption of the Rights pursuant to Section 23(a) or such later time as the Board may establish for the effectiveness of such redemption, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Within ten (10) days after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Time, on the registry books of the transfer agent for the Common Stock; provided,however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.
Section 24.   Exchange.
(a)   The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all of its Related Persons, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding. From and after the occurrence of a Flip-over Event, any rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with
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Section 13 and may not be exchanged pursuant to this Section 24(a). Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board) of the shares of Common Stock issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.
(b)   Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt written notice thereof to the Rights Agent) of any exchange. The Company promptly thereafter shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of shares of Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to Section 7(e)) held by each holder of Rights. Prior to effecting any exchange and registering shares of Common Stock in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Related Persons (or former Beneficial Owners thereof and their Related Persons) as the Company reasonably requests in order to determine if such Rights are null and void. If any Person fails to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e). No failure to give, or any defect in, any notice provided under this Section 24(b) shall affect the validity of any exchange. Any shares of Common Stock or other securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and non-assessable shares of Common Stock or of such other securities, as the case may be.
(c)   Upon declaring an exchange pursuant to this Section 24, or as promptly as reasonably practicable thereafter, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e).
(d)   In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.
(e)   In the event that there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. In the event the Company, after good faith effort, is unable to take all such actions as may be necessary to authorize such additional shares of
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Common Stock, the Company shall substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof such that the current per share market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.
(f)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 24(f), the current market value of a whole share of Common Stock shall be the Closing Price of a share of Common Stock for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.
Section 25.   Notice of Certain Events.
(a)   In the event the Company proposes, at any time after the earlier of the Distribution Time or the Stock Acquisition Date, (i) to pay any dividend payable in stock of any class or series to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), (iv) to effect any consolidation or merger into or with any other Person (other than a direct or indirect, wholly- owned Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of fifty percent (50%) or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by the foregoing clause (i) or (ii) at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Charter; provided further that no such notice is required pursuant to this Section 25 if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earning power to, any other Subsidiary of the Company.
(b)   In case a Flip-in Event occurs, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references to Preferred Stock in Section 25(a) shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
2021 Proxy Statement	D-35

(c)   In case any Flip-over Event occurs, the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a).
Section 26.   Notices.   Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing and sent by first-class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, or by facsimile transmission or email, if receipt is confirmed telephonically, addressed (until another address is filed in writing with the Rights Agent) as follows:
United Airlines Holdings, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Attention: Robert S. Rivkin
Telephone: (872) 825-9394
Email: robert.rivkin@united.com
with a copy (which shall not constitute notice) to:
Sidley Austin LLP
One South Dearborn Street
Chicago, Illinois 60603
Attention: Gary Gerstman and Beth E. Berg
Telephone: (312) 853-2060; (312) 853-7443
Email: ggerstman@sidley.com; bberg@sidley.com
Subject to Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by first-class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, or by facsimile transmission (with receipt confirmed telephonically), addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
150 Royall Street
Canton, Massachusetts 02021
Attention: Client Services
Telephone: (312) 768-5484
Facsimile: (781) 575-4210
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Time, to the holder of shares of Common Stock) shall be sufficiently given or made if in writing, sent by first- class or express United States mail, FedEx or United Parcel Service or any other nationally recognized courier service, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27.   Supplements and Amendments.   Except as otherwise provided in this Section 27, the Company, by action of the Board, may from time to time and in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement in any respect without the approval of any holders of Rights (a) prior to the Stock Acquisition Date, in any respect, and
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(b) on or after the Stock Acquisition Date, (i) to make any changes that the Company may deem necessary or desirable that do not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Related Person thereof or any transferee of any Acquiring Person or any Related Person thereof), (ii) to cure any ambiguity or (iii) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein, including any change in order to satisfy any applicable law, rule or regulation. Without limiting the foregoing, the Company, by action of the Board, may, at any time before any Person becomes an Acquiring Person, amend this Agreement to make this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and the shares of Preferred Stock issuable and deliverable upon the exercise of the Rights) as contemplated hereby and to ensure that an Acquiring Person and its Related Persons and transferees do not obtain the benefits thereof, and any amendment in respect of the foregoing shall be deemed not to adversely affect the interests of the holders of Rights. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent and the Company. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing, provided that the Company has delivered to the Rights Agent a certificate from the Chief Executive Officer, President, Chief Financial Officer, Chief Administrative Officer or General Counsel of the Company, or any other authorized officer of the Company, that states that the proposed supplement or amendment complies with the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that adversely affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement. Prior to the Distribution Time, the interests of the holders of Rights shall be deemed coincident with the interests of holders of shares of Common Stock.
Section 28.   Successors.   All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.   Determination and Action by the Board.   The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination whether or not to redeem the Rights, to exchange the Rights or to amend this Agreement). Without limiting any of the rights and immunities of the Rights Agent, all such actions, calculations, interpretations and determinations (including for purposes of the following clause (ii), all omissions with respect to the foregoing) which are done or made by the Board in good faith shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons and (ii)   not subject the Board to any liability to the holders of the Rights. The Rights Agent shall be always entitled to assume that the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.
Section 30.   Benefits of this Agreement.   Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Time, registered holders of the Common Stock).
Section 31.   Tax Compliance and Withholding.   The Company hereby authorizes the Rights Agent to deduct from all payments disbursed by the Rights Agent to the holders of the Rights, if applicable, the tax required to be withheld pursuant to the Code, or by any federal or state statutes in effect as of the date hereof or subsequently enacted, and to make the necessary returns and payments of such tax to the relevant taxing
2021 Proxy Statement	D-37

authority. The Company will provide withholding and reporting instructions in writing to the Rights Agent from time to time as relevant, and upon request of the Rights Agent. The Rights Agent shall have no responsibilities with respect to tax withholding, reporting or payment except as specifically instructed by the Company.
Section 32.   Process to Seek Exemption.   Any Person who (i) desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of the Specified Percentage or more of the then-outstanding shares of Common Stock or (ii) Beneficially Owns the Specified Percentage or more of the then-outstanding shares of Common Stock and desires to effect any transaction that might, if consummated, result in such Person becoming the Beneficial Owner of additional shares of Common Stock (any such Person described in clause (i) or (ii), a “Requesting Person”) may, prior to the date of the transaction for which the Requesting Person is seeking a determination, request in writing that the Board make a determination under this Agreement so that such Person would be deemed to be an “Exempt Person” for the purposes of this Agreement (an “Exemption Request”). Any Exemption Request must be delivered by registered mail, return receipt requested, to the Company at the address listed in Section 26. Such Exemption Request will be deemed to have been made when actually received by the Company. Any Exemption Request must include: (a) the name, address and telephone number of the Requesting Person; (b) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person; (c) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of shares of Common Stock, the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire and the proposed tax treatment thereof; and (d) a commitment by the Requesting Person that such Requesting Person will not acquire Beneficial Ownership of the Specified Percentage or more of the then-outstanding shares of Common Stock or, if such Requesting Person Beneficially Owns the Specified Percentage or more of the then-outstanding shares of Common Stock, any additional shares of Common Stock prior to such time as the Board has responded to, or is deemed to have responded to, the Exemption Request pursuant to this Section 32. The Board will endeavor to respond to any Exemption Request within 30 calendar days after receiving such Exemption Request; provided, however, that the failure of the Board to make a determination within such period will be deemed to constitute the denial by the Board of the Exemption Request. Any Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board and its or the Company’s advisors to assist the Board in making its determination. As a condition to making any determination requested pursuant to this Section 32, the Board may, in its discretion, require (at the expense of the Requesting Person) a report from advisors selected by the Board to the effect that the proposed transaction or transactions will not result in the application of any limitations on the use by the Company of the Tax Attributes taking into account any and all other transactions that have been consummated prior to receipt of the Exemption Request, any and all other proposed transactions that have been approved by the Board prior to its receipt of the Exemption Request and any other actual or proposed transactions involving the Common Stock as the Board may require; provided, further, that the Board may make the determination requested in the Exemption Request notwithstanding the effect of the proposed transaction or transactions on the Tax Attributes if it determines that such determination is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with a determination pursuant to this Section 32, including restrictions on the ability of the Requesting Person to transfer shares of Common Stock acquired by such Requesting Person in the transaction or transactions to which such determination relates. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the determination of the Board with respect thereto, unless the information contained in the Exemption Request or the determination of the Board with respect thereto otherwise becomes publicly available.
Section 33.   Severability.   If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement or the Rights would adversely affect the purpose or effect of this
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Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth (10th) day following the date of such determination by the Board; provided, further, however, that if any such excluded term, provision, covenant or restriction shall affect the rights, immunities, duties or obligations of the Rights Agent in an adverse manner, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 34.   Governing Law; Submission to Jurisdiction.   This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 34 has a reasonable relation to this Agreement and to such Persons’ relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 34. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 34. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.
Section 35.   Counterparts.   This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page of the Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.
Section 36.   Descriptive Headings; Interpretation.   Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Each reference in this Agreement to a period of time following or after a specified date or event shall be calculated without including such specified date or the day on which such specified event occurs.
Section 37.   Force Majeure.   Notwithstanding anything to the contrary contained herein, the Rights Agent will not have any liability for not performing, or a delay in the performance of, any act, duty, obligation or responsibility by reason of any occurrence beyond the reasonable control of the Rights Agent (including any act of God, war, disease, epidemics, pandemics, civil or military disobedience or disorder, riot, rebellion, terrorism, insurrection, fire, earthquake, storm, flood, strike, work stoppage, interruptions or malfunctions of computer facilities, loss of data due to power failures or mechanical difficulties, labor dispute, accident or widespread failure or widespread malfunction of any utilities communication or computer services or similar occurrence).
Section 38.   Confidentiality.   The Rights Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including, inter alia, personal, non-public Rights holder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement, including the fees for services provided hereunder, shall remain confidential, and shall not be voluntarily disclosed to any other Person, except as may be required by law or by the rules or regulations of any securities exchange, including pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions). However, each party may disclose relevant aspects of the other party’s confidential information to its officers, Affiliates, agents, subcontractors and employees to the extent reasonably necessary to perform its duties and obligations under this Agreement and such disclosure is not prohibited by applicable law
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Section 39.   Warrant Agreements.   For the avoidance of doubt, this Agreement shall not apply to the Warrant Agreements, the Warrants or the consummation of the transactions contemplated by the Warrant Agreements or the Warrants, including the exercise of the Warrants by the United States Department of the Treasury in accordance with the terms of the Warrant Agreement.
* * * * * * *
D-40	2021 Proxy Statement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
UNITED AIRLINES HOLDINGS, INC.
By:
/s/ Gerald Laderman

Name: Gerald Laderman
Title: Executive Vice President and Chief Financial        Officer
COMPUTERSHARE TRUST COMPANY, N.A.
By:
/s/ Fred Papenmeier

Name: Fred Papenmeier
Title: Vice President & Manager
2021 Proxy Statement	D-41

Exhibit A
FORM OF

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING SERIAL PREFERRED STOCK

OF

UNITED AIRLINES HOLDINGS, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware
The undersigned hereby certifies that the following resolution was duly adopted by the board of directors of United Airlines Holdings, Inc., a Delaware corporation (the “Corporation”), on December 4, 2020:
RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the “Board”) by the Corporation’s Amended and Restated Certificate of Incorporation (the “Charter”), the Board hereby creates, authorizes and provides for the issue of a series of Serial Preferred Stock, without par value, of the Corporation, to be designated “Series A Junior Participating Serial Preferred Stock” (hereinafter referred to as the “Series A Preferred Stock”), initially consisting of 1,000,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Preferred Stock are not stated and expressed in the Charter, hereby fixes and herein states and expresses such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows:
Section 1.   Designation and Amount.   The shares of such series shall be designated as “Series A Junior Participating Serial Preferred Stock,” and the number of shares constituting such series shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.
Section 2.   Dividends and Distributions.
(a)   Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock (as defined in the Charter) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1,000 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification
D-42	2021 Proxy Statement

or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation, at any time after December 4, 2020 (the “Rights Declaration Date”), (x) declares any dividend on Common Stock payable in shares of Common Stock, (y) subdivides the outstanding Common Stock or (z) combines the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)   The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in Section 2(a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A Preferred Stock with respect to dividends, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(c)   Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.
Section 3.   Certain Restrictions.
(a)   Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 above are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)   declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(ii)   declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
2021 Proxy Statement	D-43

(iii)   redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards or (y) the amount of withholding taxes owed by the holder of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) such purchases necessary to satisfy the issuance of any shares upon the exercise or to satisfy the vesting and settlement of any options, warrants or similar rights or other equity awards pursuant to the terms of the Corporation’s equity plans maintained for the benefit its employees, directors and other service providers; or (C) the repurchase, redemption or other acquisition or retirement for value of any such shares from employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreement pursuant to which such shares were acquired; provided, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
(iv)   purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of capital stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(b)   The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 3(a) above, purchase or otherwise acquire such shares at such time and in such manner.
Section 4.   Reacquired Shares.   Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Serial Preferred Stock (as defined in the Charter) and may be reissued as part of a new series of Serial Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein.
Section 5.   Liquidation, Dissolution or Winding Up.
(a)   Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in Section 5(c)
D-44	2021 Proxy Statement

below to reflect such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series A Preferred Stock, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Serial Preferred Stock and Common Stock, on a per share basis, respectively.
(b)   In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.
(c)   In the event the Corporation at any time after the Rights Declaration Date (i) declares any dividend on Common Stock payable in shares of Common Stock, (ii) subdivides the outstanding Common Stock or (iii) combines the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 7.   Consolidation, Merger, Etc.   In case the Corporation enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed. In the event the Corporation at any time after the Rights Declaration Date (a) declares any dividend on Common Stock payable in shares of Common Stock, (b) subdivides the outstanding Common Stock or (c) combines the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8.   No Redemption.   The shares of Series A Preferred Stock shall not be redeemable.
Section 9.   Ranking.   The Series A Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series provides otherwise.
Section 10.   Amendment.   The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.
Section 11.   Fractional Shares.   Series A Preferred Stock may be issued in fractions of a share that entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock.
* * * * * * *
2021 Proxy Statement	D-45

IN WITNESS WHEREOF, the Corporation has executed this Certificate of Designation as of December 4, 2020.
UNITED AIRLINES HOLDINGS, INC.
By:

Name:
Title:
Certificate of Designation
D-46	2021 Proxy Statement

Exhibit B
[Form of Rights Certificate]
Certificate No. R-            Rights
NOT EXERCISABLE AFTER DECEMBER 4, 2023 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY OR AN EARLIER “EXPIRATION TIME” (AS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) OCCURS. AS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN, THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN “ACQUIRING PERSON” OR ANY “RELATED PERSON” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BECOME NULL AND VOID.
[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN “ACQUIRING PERSON” OR AN “AFFILIATE” OR “ASSOCIATE” OF AN “ACQUIRING PERSON” (AS SUCH TERMS ARE DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

*
The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

2021 Proxy Statement	D-47

RIGHTS CERTIFICATE
UNITED AIRLINES HOLDINGS, INC.
This certifies that            , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of December 4, 2020 (as amended from time to time in accordance with its terms, the “Tax Benefits Preservation Plan”), by and between United Airlines Holdings, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., the rights agent (and any successor rights agent, the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on December 4, 2023 or the occurrence of any earlier Expiration Time (as such term is defined in the Tax Benefits Preservation Plan) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Serial Preferred Stock, without par value (the “Preferred Stock”), of the Company, at an exercise price of $250.00 per one one-thousandth of a share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate properly completed and duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of December 4, 2020, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued. Capitalized terms used but not defined herein shall having the meanings specified in the Tax Benefits Preservation Plan.
Upon the occurrence of a Flip-in Event, if the Rights evidenced by this Rights Certificate are Beneficially Owned by (i) an Acquiring Person or a Related Person of an Acquiring Person, (ii) a transferee of any such Acquiring Person or Related Person or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a Person who, after such transfer, became an Acquiring Person or a Related Person of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Flip-in Event.
As provided in the Tax Benefits Preservation Plan, the Exercise Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the office of the Company and are also available upon written request to the Company.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
D-48	2021 Proxy Statement

Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Rights Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at a redemption price of $0.001 per Right or (ii) exchanged in whole or in part for shares of common stock, par value $0.01 per share, of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights shall terminate and the only right of the holders of Rights shall be to receive the redemption price.
No fractional shares of Preferred Stock shall be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment shall be made, as provided in the Tax Benefits Preservation Plan.
No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.
This Rights Certificate shall not be valid or obligatory for any purpose until it has been countersigned manually or by facsimile signature by the Rights Agent.
* * * * * * *
2021 Proxy Statement	D-49

WITNESS the facsimile signature of the proper officer of the Company.
Dated as of            , 20
UNITED AIRLINES HOLDINGS, INC.
By:

Name:
Title:
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A.
By:

Name:
Title:
D-50	2021 Proxy Statement

[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED                                                         hereby sells, assigns
and transfers unto

(Please print name and address of transferee)
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint            as attorney in fact, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:            ,

Signature
Signature Medallion Guaranteed:
Signatures must be guaranteed by an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level acceptable to the Rights Agent.
2021 Proxy Statement	D-51

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1)   this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan); and
(2)   after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or subsequently became an Acquiring Person or a Related Person of an Acquiring Person.
Dated:              ,

Signature
Signature Medallion Guaranteed:
Signatures must be guaranteed by an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level acceptable to the Rights Agent.
D-52	2021 Proxy Statement

NOTICE
The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Tax Benefits Preservation Plan) and, in the case of an Assignment, shall affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.
2021 Proxy Statement	D-53

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)
TO: UNITED AIRLINES HOLDINGS, INC.
The undersigned hereby irrevocably elects to exercise             Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:
Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security or other identifying number:

(Please print name and address)

Dated:             ,

Signature
Signature Medallion Guaranteed:
Signatures must be guaranteed by an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level acceptable to the Rights Agent.
D-54	2021 Proxy Statement

CERTIFICATE
The undersigned hereby certifies by checking the appropriate boxes that:
(1)   the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or a Related Person of an Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan); and
(2)   after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or became an Acquiring Person or a Related Person of an Acquiring Person.
Dated:              ,

Signature
Signature Medallion Guaranteed:
Signatures must be guaranteed by an eligible institution participating in a recognized signature guarantee medallion program at a guarantee level acceptable to the Rights Agent.
2021 Proxy Statement	D-55

NOTICE
The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above is not completed, the Company shall deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or a Related Person thereof (as such terms are defined in the Tax Benefits Preservation Plan), and the Election to Purchase will not be honored.
D-56	2021 Proxy Statement

Exhibit C
SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK
On December 4, 2020, the board of directors (the “Board”) of United Airlines Holdings, Inc., a Delaware corporation (the “Company”), adopted a tax benefits preservation plan and declared a dividend of one right (a “Right”) for each outstanding share of Company common stock, par value $0.01 per share (“Common Stock”), to stockholders of record at the close of business on December 14, 2020 (the “Record Date”). Each Right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Serial Preferred Stock, without par value (“Preferred Stock”), of the Company at an exercise price of $250.00 per Right, subject to adjustment. The description and terms of the Rights are set forth in the tax benefits preservation plan, dated as of December 4, 2020 (the “Tax Benefits Preservation Plan”), between the Company and Computershare Trust Company, N.A., as rights agent (and any successor rights agent, the “Rights Agent”).
The Company adopted the Tax Benefits Preservation Plan in order to protect against a possible limitation on the Company’s ability to use its net operating losses (the “NOLs”) and certain other tax attributes to reduce potential future U.S. federal income tax obligations. The NOLs and certain other tax attributes are valuable assets to the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to fully utilize the NOLs and certain other tax attributes will be substantially limited and the timing of the usage of the NOLs and other tax attributes could be substantially delayed, which could significantly impair the value of those assets. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more of its “5-percent shareholders” (as such term is defined in Section 382 of the Code) increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholder or stockholders at any time over a three-year period. The Tax Benefits Preservation Plan is intended to prevent against such an “ownership change” by deterring any person or group, together with its affiliates and associates, from acquiring beneficial ownership of 4.9% or more of the Company’s securities.
The Tax Benefits Preservation Plan should not interfere with any merger or other business combination approved by the Board.
The Rights.   The Rights will attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below), and in certain other circumstances described in the Tax Benefits Preservation Plan.
Until the Distribution Time, the Rights are associated with Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book- entry account that evidences record ownership of such shares, which will contain a notation incorporating the Tax Benefits Preservation Plan by reference, and the Rights are transferable with and only with the underlying shares of Common Stock.
Until the Distribution Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of Common Stock as of the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the Rights.
The Rights are not exercisable until the Distribution Time. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.
Separation and Distribution of Rights; Exercisability.   Subject to certain exceptions, the Rights become exercisable and trade separately from Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:
2021 Proxy Statement	D-57

•
the close of business on the tenth (10th) day after the “Stock Acquisition Date” (which is defined as (a) the first date of public announcement that any person or group has become an “Acquiring Person,” which is defined as a person or group that, together with its affiliates and associates, beneficially owns 4.9% or more of the outstanding shares of Common Stock (with certain exceptions, including those described below) or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person) or

•
the close of business on the tenth (10th) business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) after the commencement of a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person.

The Board may determine that any person is an Acquiring Person if such person becomes the beneficial owner of 4.9% of the then-outstanding shares of Common Stock under the regulations promulgated under the Code.
An Acquiring Person does not include:
•
the Company or any subsidiary of the Company;

•
any officer, director or employee of the Company or any subsidiary of the Company in his or her capacity as such;

•
any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company;

•
any person or group, together with its affiliates and associates, whose beneficial ownership of 4.9% or more of the then-outstanding shares of Common Stock will not jeopardize or endanger the availability to the Company of any NOL or other tax attribute, as determined by the Board in its sole discretion prior to the time any person becomes an Acquiring Person (provided that such person will be an Acquiring Person if the Board subsequently makes a contrary determination in its sole discretion, regardless of the reason for such contrary determination); or

•
any person or group that, together with its affiliates and associates, as of immediately prior to the first public announcement of the adoption of the Tax Benefits Preservation Plan, beneficially owns 4.9% or more of the outstanding shares of Common Stock so long as such person or group continues to beneficially own at least 4.9% of the outstanding shares of Common Stock and does not acquire shares of Common Stock to beneficially own an amount equal to or greater than the greater of 4.9% and the sum of the lowest beneficial ownership of such person or group since the public announcement of the adoption of the Tax Benefits Preservation Plan plus one share of Common Stock.

In addition, the Tax Benefits Preservation Plan provides that no person or group will become an Acquiring Person as a result of share purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person or group will not be an Acquiring Person if the Board determines that such person or group has become an Acquiring Person inadvertently and such person or group as promptly as practicable divests a sufficient number of shares so that such person or group would no longer be an Acquiring Person. There are also certain exceptions for an “investment advisor” to mutual funds or a trustee of trusts qualified under Section 401(a) of the Code sponsored by unrelated corporations, unless the Board determines, in its reasonable discretion, that such investment advisor or trustee is deemed to beneficially own 4.9% or more of the shares of Common Stock then outstanding under specified regulations promulgated under the Code.
D-58	2021 Proxy Statement

Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts. In addition, for purposes of the Tax Benefits Preservation Plan, a person or group is deemed to beneficially own shares that such person is deemed to directly, indirectly or constructively own (as determined for purposes of Section 382 of the Code or the regulations promulgated under the Code), and Warrants and Warrant Shares (as each is defined in the Warrant Agreement, dated as of April 20, 2020, between the Company and the United States Department of the Treasury and the Warrant Agreement, dated as of September 28, 2020 between the Company and the United States Department of the Treasury) are disregarded for purposes of determining beneficial ownership.
Expiration Time.   The Rights will expire on the earliest to occur of (a) the close of business on December 4, 2023 (the “Final Expiration Time”), (b) the time at which the Rights are redeemed or exchanged by the Company (as described below), (c) the close of business on the first business day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if stockholder approval of the Tax Benefits Preservation Plan has not been obtained at such meeting, (d) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person or (e) the time at which the Board determines that the NOLs and certain other tax attributes are utilized in all material respects or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the NOLs and other tax attributes or materially impair the amount of NOLs and other tax attributes that could be used by the Company in any particular time period, for applicable tax purposes (the earliest of (a), (b), (c), (d) and (e) being herein referred to as the “Expiration Time”).
Flip-in Event.   In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, Common Stock having a value equal to two times the exercise price of the Right.
For example, at an exercise price of $250.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-in Event would entitle its holder to purchase $500.00 worth of Common Stock for $250.00. Assuming that Common Stock had a per share value of $50.00 at that time, the holder of each valid Right would be entitled to purchase ten shares of Common Stock for $250.00.
Flip-over Event.   In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-over Event”):
•
the Company consolidates with, or merges with and into, any other entity, and the Company is not the continuing or surviving entity;

•
any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•
the Company sells or otherwise transfers, in one transaction or a series of related transactions, 50% or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.
2021 Proxy Statement	D-59

Preferred Stock Provisions.   Each share of Preferred Stock, if issued: will not be redeemable, will entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1,000 per share and 1,000 times the amount of all cash dividends plus 1,000 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, will entitle the holder thereof to receive $1,000 plus accrued and unpaid dividends per share upon liquidation and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on 1,000 shares of Common Stock.
Anti-dilution Adjustments.   The exercise price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:
•
in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,

•
if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or

•
upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.
Redemption; Exchange.   At any time prior to the earlier of (i) the close of business on the tenth (10th) day following the Stock Acquisition Date or (ii) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption or at such later time as the Board may establish for the effectiveness of the redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.
At any time after any Acquiring Person, together with all of its affiliates and associates, becomes the beneficial owner of 50% or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate, whose Rights will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).
Exemption Requests.   A person desiring to effect a transaction that might result in such person becoming a beneficial owner of 4.9% or more of the then-outstanding shares of Common Stock may, by following the procedures outlined in the Tax Benefits Preservation Plan, request that the Board determine that such person would not be an Acquiring Person. In such case, the Board may grant the exemption notwithstanding the effect on the Company’s NOLs and other tax attributes, if the Board determines that such approval is in the best interests of the Company. The Board may impose any conditions that it deems reasonable and appropriate in connection with any such determination, including restrictions on the ability of the requesting person to transfer shares acquired by it in the transaction requiring approval.
Amendment of the Tax Benefits Preservation Plan.   The Company and the Rights Agent may from time to time amend or supplement the Tax Benefits Preservation Plan without the consent of the holders of the
D-60	2021 Proxy Statement

Rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate).
Miscellaneous.   While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of the Rights as described above.
Additional Information.   A copy of the Tax Benefits Preservation Plan has been filed with the Securities and Exchange Commission as an exhibit to a registration statement on Form 8-A and a current report on Form 8-K filed on December 4, 2020. A copy of the Tax Benefits Preservation Plan is also available free of charge from the Company.
* * * * *
This description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.
2021 Proxy Statement	D-61

AMENDMENT NO. 1 TO TAX BENEFITS PRESERVATION PLAN
This Amendment No. 1 to Tax Benefits Preservation Plan (this “Amendment”), dated as of January 21, 2021, by and between United Airlines Holdings, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”), amends that certain Tax Benefits Preservation Plan, dated as of December 4, 2020, by and between the Company and the Rights Agent (the “Rights Agreement”). All capitalized terms used but not defined herein shall have the meanings given to such terms in the Rights Agreement.
WHEREAS, the Board has determined that it is desirable to amend the Rights Agreement as set forth herein;
WHEREAS, subject to certain limited exceptions, Section 27 of the Rights Agreement provides that the Company may, in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, amend any provision of the Rights Agreement in any respect without the approval of any holders of the Rights;
WHEREAS, this Amendment is permitted by Section 27 of the Rights Agreement; and
WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company hereby directs that the Rights Agreement shall be amended as set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Rights Agent hereby agree as follows:
Section 1. Amendment to Section 1. The definition of “Warrant Agreements” set forth in Section 1 of the Rights Agreement is hereby amended and restated in its entirety as follows:
“Warrant Agreements” shall mean (i) that certain Warrant Agreement, dated as of April 20, 2020, between the Company and the United States Department of the Treasury, (ii) that certain Warrant Agreement, dated as of September 28, 2020, between the Company and the United States Department of the Treasury and (iii) that certain Warrant Agreement, dated as of January 15, 2021, between the Company and the United States Department of the Treasury, as each such agreement may be amended from time to time in accordance with its terms.
Section 2. Effective Date; Certification.   This Amendment shall be deemed effective as of the date first written above, as if executed on such date. The duly authorized officer of the Company executing this Amendment hereby certifies to the Rights Agent that the amendment to the Rights Agreement set forth in this Amendment is in compliance with Section 27 of the Rights Agreement and the certification contained in this Section 2 shall constitute the certification required by Section 27 of the Rights Agreement.
Section 3. Governing Law.   This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 4. Severability.   If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If any such excluded term, provision, covenant or restriction shall affect the rights, immunities, duties or obligations of the Rights Agent in an adverse manner, then the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 5. Counterparts.   This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together
D-62	2021 Proxy Statement

constitute but one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.
Section 6. No Modification.   Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Rights Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
Section 7. Headings.   The headings of the sections of this Amendment have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.
[Signature Page Follows]
2021 Proxy Statement	D-63

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.
UNITED AIRLINES HOLDINGS, INC.
By:
/s/ Gerald Laderman

Name: Gerald Laderman
Title: Executive Vice President and Chief Financial Officer
COMPUTERSHARE TRUST COMPANY, N.A.
By:
/s/ Fred Papenmeier

Name: Fred Papenmeier
Title: Vice President & Manager
D-64	2021 Proxy Statement

UNITED AIRLINES HOLDINGS, INC.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

UNITED AIRLINES HOLDINGS, INC.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Carolyn Corvi	☐	☐	☐
1b. Barney Harford	☐	☐	☐
1c. Michele J. Hooper	☐	☐	☐
1d. Walter Isaacson	☐	☐	☐
1e. James A. C. Kennedy	☐	☐	☐
1f. J. Scott Kirby	☐	☐	☐
1g. Edward M. Philip	☐	☐	☐
1h. Edward L. Shapiro	☐	☐	☐
1i. David J. Vitale	☐	☐	☐
1j. Laysha Ward	☐	☐	☐
1k. James M. Whitehurst	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals:	**For**	**Against**	**Abstain**
7. Stockholder Proposal Regarding Disclosure of Political Spending	☐	☐	☐
8. Stockholder Proposal Regarding a Report on Climate-related Lobbying Activities	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION—DATED APRIL 2, 2021 UNITED AIRLINES HOLDINGS, INC. 233 SOUTH WACKER DRIVE CHICAGO, IL 60606 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time on Tuesday, May 25, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.Voting instructions to the trustee of the United 401(k) plans must be received by 10:59 p.m. Central Time on Sunday, May 23, 2021.During The Meeting - Go to www.virtualshareholdermeeting.com/UAL2021You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on Tuesday, May 25, 2021. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D46515-P54296-Z79624 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1a.1b.Carolyn CorviBarney Harford!!!!!!2.Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm forFor!Against!Abstain!the Fiscal Year Ending December 31, 20211c.Michele J. Hooper!!!3.Advisory Vote to Approve the Compensation of the Company's Named Executive Officers!!!1d.Walter Isaacson!!!4.Approve the United Airlines Holdings, Inc. 2021 Incentive Compensation Plan!!!1e.James A. C. Kennedy!!!5.Approve and Adopt an Amendment and Restatement of the Company's Certificate of Incorporation to Preserve Certain Tax Benefits!!!1f.J. Scott Kirby!!!6.Approve the Company's Tax Benefits Preservation Plan!!!1g. Edward M. Philip!!!The Board of Directors recommends you vote AGAINST theFor Against Abstainfollowing proposals:1h.Edward L. Shapiro!!!7.Stockholder Proposal Regarding Disclosure of Political Spending!!!1i.David J. Vitale!!!8.Stockholder Proposal Regarding a Report on Climate-related Lobbying Activities!!!1j.Laysha Ward!!!NOTE: Such other business as may properly come before the meeting or

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Annual Report and 401(k) Plans Letter are available at www.proxyvote.com.D46516-P54296-Z79624UNITED AIRLINES HOLDINGS, INC.Annual Meeting of Stockholders May 26, 2021 9:00 AM Central TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) J. Scott Kirby and Brett J. Hart, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and, in their discretion, on such other matters as may properly come before the Annual Meeting of Stockholders, all of the shares of Common Stock of United Airlines Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time on Wednesday May 26, 2021, at www.virtualshareholdermeeting.com/UAL2021, and any adjournment or postponement thereof, unless otherwise specified herein.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 4, 5 AND 6, AND AGAINST PROPOSALS 7 AND 8. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.EMPLOYEES/PARTICIPANTS HOLDING SHARES IN UNITED AIRLINES 401(K) PLANS: This card constitutes your voting instructions to Newport Trust Company or its successor, as trustee under the United Airlines 401(k) plans. By signing on the reverse side, you are instructing the trustee to vote the shares of Common Stock of United Airlines Holdings, Inc. held in the 401(k) plan in which you participate with regard to the matters listed on the reverse side of this proxy card and to act in its discretion upon other matters as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof, all as set forth in the Notice to Plan Participants. Your voting instructions to the trustee are confidential. If properly executed and timely received, this voting instruction card will constitute a direction to the trustee to vote on the matters as directed. In its discretion, the trustee is authorized to vote upon other business as may properly come before the Annual Meeting of Stockholders. If no choice is made or no timely direction is received, the trustee will vote the shares in proportion to allocated shares in such plan for which timely instructions are received, subject to applicable law.The proxies cannot vote the shares, and the trustee cannot ensure that your instructions are tabulated, unless you vote or instruct the trustee by telephone, Internet or sign and return this card. Voting instructions to the trustee from employees/participants holding shares in the 401(k) plans must be received prior to 10:59 p.m., Central Time, on Sunday, May 23, 2021. Votes from all other stockholders that are submitted by Internet or telephone must be received prior to 10:59 p.m., Central Time, on Tuesday, May 25, 2021.Continued and to be signed on reverse side